File Nos. 33-37459 and 811-6200
As filed with the Securities and Exchange Commission on December 10, 2010

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

Post-Effective Amendment No. 91	☑

and

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

Amendment No. 95	☑

SCHWAB INVESTMENTS
(Exact Name of Registrant as Specified in Charter)
211 Main Street, San Francisco, California 94105
(Address of Principal Executive Offices) (zip code)
Registrant’s Telephone Number, including Area Code:
(800) 648-5300
Marie Chandoha
211 Main Street, San Francisco, California 94105
(Name and Address of Agent for Service)
Copies of communications to:

Douglas P. Dick, Esq. Dechert LLP 1775 I Street, NW Washington, DC 20006-2401	John M. Loder, Esq. Ropes & Gray, LLP One International Place Boston, MA 02110-2624	Koji E. Felton, Esq. Charles Schwab Investment Management, Inc. 211 Main Street San Francisco, CA 94105
It is proposed that this filing will become effective (check appropriate box):
☐	Immediately upon filing pursuant to paragraph (b)

☑	On December 15, 2010, pursuant to paragraph (b)

☐	60 days after filing pursuant to paragraph (a)(1)

☐	On (date), pursuant to paragraph (a)(1)

☐	75 days after filing pursuant to paragraph (a)(2)

☐	On (date), pursuant to paragraph (a)(2) of Rule 485
     If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Schwab Bond Funds

Prospectus
December 15, 2010

• Schwab Short-Term Bond Market Fundtm  SWBDX
• Schwab Total Bond Market Fundtm   SWLBX
• Schwab GNMA Fundtm               SWGSX
• Schwab Inflation Protected Fundtm SWRSX
• Schwab® Premier Income Fund      SWIIX
• Schwab YieldPlus Fund®           SWYSX

As with all mutual funds, the Securities and Exchange Commission (SEC) has not approved these securities or passed on whether the information in this prospectus is adequate and accurate. Anyone who indicates otherwise is committing a federal crime.

Schwab Bond Funds

Schwab Short-Term Bond Market Fundtm
Ticker Symbol:  SWBDX

Investment objective
The fund seeks high current income by tracking the performance of the Barclays Capital U.S. Government/Credit: 1-5 Years Index.

Fund fees and expenses
This table describes the fees and expenses you may pay if you buy and hold shares of the fund.

Shareholder fees (fees paid directly from your investment)

None

Annual fund operating expenses (expenses that you pay each year as a % of the value of your investment)
Management fees	0.30
Distribution (12b-1) fees	None
Other expenses	0.32

Total annual fund operating expenses	0.62
Less expense reduction	(0.07)

Total annual fund operating expenses after expense reduction[1]	0.55

[1]	The investment adviser and its affiliates have agreed to limit the total annual fund operating expenses (excluding interest, taxes and certain non-routine expenses) of the fund to 0.55% for so long as the investment adviser serves as the adviser to the fund. This agreement may only be amended or terminated with the approval of the fund’s Board of Trustees.

 Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those time periods. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. The figures are based on total annual fund operating expenses after expense reduction. The expenses would be the same whether you stayed in the fund or sold your shares at the end of each period. Your actual costs may be higher or lower.

 Expenses on a $10,000 investment

1 year	3 years	5 years	10 years
$56	$176	$307	$689

 Portfolio turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 173% of the average value of its portfolio.

Principal investment strategies
To pursue its goal, the fund primarily invests in a diversified portfolio of debt instruments that is designed to track the performance of the Barclays Capital U.S. Government/Credit: 1-5 Years Index. The fund uses the index as a guide in structuring the fund’s portfolio and selecting its investments. However, the fund is not required to invest any percentage

Schwab Short-Term Bond Market Fundtm 1

of its assets in the securities represented in the index. Under normal circumstances, the dollar-weighted average maturity of the fund’s portfolio is not expected to exceed three years.

The fund normally invests at least 80% of its net assets in debt instruments of varying maturities. The fund invests primarily in investment-grade instruments and, under normal circumstances, will not invest more than 5% of its assets in below investment grade bonds (sometimes called junk bonds). The fund may invest in fixed-, variable- or floating-rate debt instruments. The fund also may invest in debt instruments of domestic and foreign issuers.

The fund may buy and sell portfolio securities actively. If it does, its portfolio turnover rate and transaction costs will rise, which may lower fund performance and increase the likelihood of capital gain distributions.

Principal risks
The fund is subject to risks, any of which could cause an investor to lose money. The fund’s principal risks include:

Market Risk. Bond markets rise and fall daily. As with any investment whose performance is tied to these markets, the value of your investment in the fund will fluctuate, which means that you could lose money.

Management Risk. As with all actively managed funds, the strategies of the fund’s investment adviser may not achieve their desired results. Poor securities selection or a focus on securities in a particular sector may cause the fund to underperform its benchmark or other funds with a similar investment objective.

Investment Style Risk. The fund invests in securities of the short-term bond market, as measured by the index. The fund is designed to follow the performance of the index during upturns as well as downturns. As a result, the fund will not take steps to reduce market exposure or lessen the effects of a declining market.

Interest Rate Risk. Interest rates will rise and fall over time. During periods when interest rates are low, the fund’s yield and total return also may be low. Changes in interest rates also may affect the fund’s share price: a sharp rise in interest rates could cause the fund’s share price to fall. The longer the fund’s duration, the more sensitive to interest rate movements its share price is likely to be.

Credit Risk. The fund is subject to the risk that a decline in the credit quality of a portfolio investment could cause the fund to lose money or underperform. The fund could lose money if the issuer or guarantor of a portfolio investment fails to make timely principal or interest payments or otherwise honor its obligations.

Liquidity Risk. A particular investment may be difficult to purchase or sell. The fund may be unable to sell a security at an advantageous time or price.

Prepayment and Extension Risk. The fund’s investments are subject to the risk that the securities may be paid off earlier or later than expected. Either situation could cause the fund to hold securities paying lower-than-market rates of interest, which could hurt the fund’s yield or share price.

High Yield Risk. High yield securities and unrated securities of similar credit quality (sometimes called junk bonds) that the fund may invest in are subject to greater levels of credit and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments.

Foreign Investment Risk. The fund’s investments in securities of foreign issuers may involve certain risks that are greater than those associated with investments in securities of U.S. issuers. These include risks of adverse changes in foreign economic, political, regulatory and other conditions; changes in currency exchange rates or exchange control regulations (including limitations on currency movements and exchanges); differing accounting, auditing, financial reporting and legal standards and practices; differing securities market structures; and higher transaction costs. These risks may be heightened in connection with investments in emerging markets.

Lack of Governmental Insurance or Guarantee. An investment in the fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

For more information on the risks of investing in the fund please see the “Fund details” section in the prospectus.

Performance
The bar chart below shows how the fund’s investment results have varied from year to year, and the following table shows how the fund’s average annual total returns for various periods compared to that of an index. This information provides some indication of the risks of investing in the fund. All figures assume distributions were reinvested. Keep in mind that future performance (both before and after taxes) may differ from past performance. For current performance information, please see www.schwabfunds.com/prospectus.

2 Schwab Short-Term Bond Market Fundtm

 Annual total returns (%) as of 12/31

Best quarter: 3.87% Q3 2001
Worst quarter: (1.58%) Q1 2008
Year-to-date performance (non-annualized and pre-tax) as of 9/30/10: 4.36%

 Average annual total returns (%) as of 12/31/09

	1 year	5 years	10 years
Before taxes	2.42%	1.48%	3.56%
After taxes on distributions	1.45%	0.08%	1.98%
After taxes on distributions and sale of shares	1.56%	0.46%	2.10%
Comparative Index (reflects no deduction for expenses or taxes)
Barclays Capital U.S. Government/Credit: 1-5 Years Index	4.62%	4.52%	5.36%

The after-tax figures reflect the highest individual federal income tax rates in effect during the period and do not reflect the impact of state and local taxes. Your actual after-tax returns depend on your individual tax situation. In addition, after-tax returns are not relevant if you hold your fund shares through a tax-deferred arrangement, such as a 401(k) plan, IRA or other tax-advantaged account.

Investment adviser
Charles Schwab Investment Management, Inc.

Portfolio managers
Matthew Hastings, CFA, a managing director and portfolio manager of the investment adviser, has day-to-day responsibility for the co-management of the fund. He has managed the fund since 1999.

Steven Hung, a managing director and portfolio manager of the investment adviser, has day-to-day responsibility for the co-management of the fund. He has managed the fund since 1998.

Alfonso Portillo, Jr., a managing director and portfolio manager of the investment adviser, has day-to-day responsibility for the co-management of the fund. He has managed the fund since 2007.

Steven Chan, CFA, a portfolio manager of the investment adviser, has day-to-day responsibility for the co-management of the fund. He has managed the fund since 2007.

Brandon Matsui, CFA, a portfolio manager of the investment adviser, has day-to-day responsibility for the co-management of the fund. He has managed the fund since 2010.

Purchase and sale of fund shares
The fund is open for business each day that the New York Stock Exchange is open. When you place orders to purchase, exchange or redeem fund shares through an account at Charles Schwab & Co., Inc. (Schwab) or another financial intermediary, you must follow Schwab’s or the other financial intermediary’s transaction procedures.

Eligible Investors (as determined by the fund and which generally are limited to institutional investors) may invest directly in the fund by placing purchase, exchange and redemption orders through the fund’s transfer agent. Eligible Investors must contact the transfer agent by phone or in writing to obtain an account application. Eligible Investors may contact the transfer agent:

•	by telephone at 1-800-407-0256; or

•	by mail in writing at Boston Financial Data Services, Attn: Schwab Funds, P.O. Box 8283, Boston, MA 02266-8323.

Schwab Short-Term Bond Market Fundtm 3

The minimum initial investment for the fund is $100. The fund may waive the minimum initial investment for certain investors.

Tax information
Dividends and capital gains distributions received from the fund will generally be taxable as ordinary income or capital gains, unless you are investing through an IRA, 401(k) or other tax-advantaged account.

Payments to financial intermediaries
If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

4 Schwab Short-Term Bond Market Fundtm

Schwab Total Bond Market Fundtm
Ticker Symbol:  SWLBX

Investment objective
The fund seeks high current income by tracking the performance of the Barclays Capital U.S. Aggregate Bond Index.

Fund fees and expenses
This table describes the fees and expenses you may pay if you buy and hold shares of the fund.

Shareholder fees (fees paid directly from your investment)

None

Annual fund operating expenses (expenses that you pay each year as a % of the value of your investment)
Management fees	0.26
Distribution (12b-1) fees	None
Other expenses	0.32

Total annual fund operating expenses	0.58
Less expense reduction	(0.03)

Total annual fund operating expenses after expense reduction[1]	0.55

[1]	The investment adviser and its affiliates have agreed to limit the total annual fund operating expenses (excluding interest, taxes and certain non-routine expenses) of the fund to 0.55% for so long as the investment adviser serves as the adviser to the fund. This agreement may only be amended or terminated with the approval of the fund’s Board of Trustees. The investment adviser and its affiliates have agreed to advance the fund certain litigation expenses in connection with certain legal matters (excluding amounts paid in connection with judgments and settlements) to the extent necessary to maintain these expense limitations. These advances are subject to repayment by the fund to the extent the litigation expenses are subsequently paid or reimbursed to the fund by its insurance carriers.

 Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those time periods. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. The figures are based on total annual fund operating expenses after expense reduction. The expenses would be the same whether you stayed in the fund or sold your shares at the end of each period. Your actual costs may be higher or lower.

 Expenses on a $10,000 investment

1 year	3 years	5 years	10 years
$56	$176	$307	$689

 Portfolio turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 155% of the average value of its portfolio.

Principal investment strategies
To pursue its goal, the fund primarily invests in a diversified portfolio of debt instruments that is designed to track the performance of the Barclays Capital U.S. Aggregate Bond Index. The fund uses the index as a guide in structuring

Schwab Total Bond Market Fundtm 5

the fund’s portfolio and selecting its investments. However, the fund is not required to invest any percentage of its assets in the securities represented in the index.

The fund normally invests at least 80% of its net assets in debt instruments of varying maturities. The fund invests primarily in investment-grade instruments and, under normal circumstances, will not invest more than 5% of its assets in below investment grade bonds (sometimes called junk bonds). The fund may invest in fixed-, variable- or floating-rate debt instruments. The fund also may invest in debt instruments of domestic and foreign issuers.

The fund may buy and sell portfolio securities actively. If it does, its portfolio turnover rate and transaction costs will rise, which may lower fund performance and increase the likelihood of capital gain distributions.

Principal risks
The fund is subject to risks, any of which could cause an investor to lose money. The fund’s principal risks include:

Market Risk. Bond markets rise and fall daily. As with any investment whose performance is tied to these markets, the value of your investment in the fund will fluctuate, which means that you could lose money.

Management Risk. As with all actively managed funds, the strategies of the fund’s investment adviser may not achieve their desired results. Poor securities selection or a focus on securities in a particular sector may cause the fund to underperform its benchmark or other funds with a similar investment objective.

Investment Style Risk. The fund invests in securities of the bond market, as measured by the index. The fund is designed to follow the performance of the index during upturns as well as downturns. As a result, the fund will not take steps to reduce market exposure or lessen the effects of a declining market.

Interest Rate Risk. Interest rates will rise and fall over time. During periods when interest rates are low, the fund’s yield and total return also may be low. Changes in interest rates also may affect the fund’s share price: a sharp rise in interest rates could cause the fund’s share price to fall. The longer the fund’s duration, the more sensitive to interest rate movements its share price is likely to be.

Credit Risk. The fund is subject to the risk that a decline in the credit quality of a portfolio investment could cause the fund to lose money or underperform. The fund could lose money if the issuer or guarantor of a portfolio investment fails to make timely principal or interest payments or otherwise honor its obligations.

Liquidity Risk. A particular investment may be difficult to purchase or sell. The fund may be unable to sell a security at an advantageous time or price.

Prepayment and Extension Risk. The fund’s investments are subject to the risk that the securities may be paid off earlier or later than expected. Either situation could cause the fund to hold securities paying lower-than-market rates of interest, which could hurt the fund’s yield or share price.

High Yield Risk. High yield securities and unrated securities of similar credit quality (sometimes called junk bonds) that the fund may invest in are subject to greater levels of credit and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments.

Foreign Investment Risk. The fund’s investments in securities of foreign issuers may involve certain risks that are greater than those associated with investments in securities of U.S. issuers. These include risks of adverse changes in foreign economic, political, regulatory and other conditions; changes in currency exchange rates or exchange control regulations (including limitations on currency movements and exchanges); differing accounting, auditing, financial reporting and legal standards and practices; differing securities market structures; and higher transaction costs. These risks may be heightened in connection with investments in emerging markets.

Lack of Governmental Insurance or Guarantee. An investment in the fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

For more information on the risks of investing in the fund please see the “Fund details” section in the prospectus.

Performance
The bar chart below shows how the fund’s investment results have varied from year to year, and the following table shows how the fund’s average annual total returns for various periods compared to that of an index. This information provides some indication of the risks of investing in the fund. All figures assume distributions were reinvested. Keep in mind that

6 Schwab Total Bond Market Fundtm

future performance (both before and after taxes) may differ from past performance. For current performance information, please see www.schwabfunds.com/prospectus.

 Annual total returns (%) as of 12/31

Best quarter: 4.36% Q3 2001
Worst quarter: (2.20%) Q1 2008
Year-to-date performance (non-annualized and pre-tax) as of 9/30/10: 7.62%

 Average annual total returns (%) as of 12/31/09

	1 year	5 years	10 years
Before taxes	4.43%	2.34%	4.82%
After taxes on distributions	3.02%	0.70%	2.86%
After taxes on distributions and sale of shares	2.85%	1.04%	2.97%
Comparative Index (reflects no deduction for expenses or taxes)
Barclays Capital U.S. Aggregate Bond Index	5.93%	4.97%	6.33%

The after-tax figures reflect the highest individual federal income tax rates in effect during the period and do not reflect the impact of state and local taxes. Your actual after-tax returns depend on your individual tax situation. In addition, after-tax returns are not relevant if you hold your fund shares through a tax-deferred arrangement, such as a 401(k) plan, IRA or other tax-advantaged account.

Investment adviser
Charles Schwab Investment Management, Inc.

Portfolio managers
Matthew Hastings, CFA, a managing director and portfolio manager of the investment adviser, has day-to-day responsibility for the co-management of the fund. He has managed the fund since 1999.

Steven Hung, a managing director and portfolio manager of the investment adviser, has day-to-day responsibility for the co-management of the fund. He has managed the fund since 1998.

Alfonso Portillo, Jr., a managing director and portfolio manager of the investment adviser, has day-to-day responsibility for the co-management of the fund. He has managed the fund since 2007.

Steven Chan, CFA, a portfolio manager of the investment adviser, has day-to-day responsibility for the co-management of the fund. He has managed the fund since 2007.

Brandon Matsui, CFA, a portfolio manager of the investment adviser, has day-to-day responsibility for the co-management of the fund. He has managed the fund since 2010.

Purchase and sale of fund shares
The fund is open for business each day that the New York Stock Exchange is open. When you place orders to purchase, exchange or redeem fund shares through an account at Schwab or another financial intermediary, you must follow Schwab’s or the other financial intermediary’s transaction procedures.

Eligible Investors (as determined by the fund and which generally are limited to institutional investors) may invest directly in the fund by placing purchase, exchange and redemption orders through the fund’s transfer agent. Eligible Investors

Schwab Total Bond Market Fundtm 7

must contact the transfer agent by phone or in writing to obtain an account application. Eligible Investors may contact the transfer agent:

•	by telephone at 1-800-407-0256; or

•	by mail in writing at Boston Financial Data Services, Attn: Schwab Funds, P.O. Box 8283, Boston, MA 02266-8323.

The minimum initial investment for the fund is $100. The fund may waive the minimum initial investment for certain investors.

Tax information
Dividends and capital gains distributions received from the fund will generally be taxable as ordinary income or capital gains, unless you are investing through an IRA, 401(k) or other tax-advantaged account.

Payments to financial intermediaries
If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

8 Schwab Total Bond Market Fundtm

Schwab GNMA Fundtm
Ticker Symbol:  SWGSX

Investment objective
The fund seeks high current income consistent with preservation of capital.

Fund fees and expenses
This table describes the fees and expenses you may pay if you buy and hold shares of the fund.

Shareholder fees (fees paid directly from your investment)

None

Annual fund operating expenses (expenses that you pay each year as a % of the value of your investment)
Management fees	0.30
Distribution (12b-1) fees	None
Other expenses	0.33

Total annual fund operating expenses	0.63
Less expense reduction	(0.08)

Total annual fund operating expenses after expense reduction[1]	0.55

[1]	The investment adviser and its affiliates have agreed to limit the total annual fund operating expenses (excluding interest, taxes and certain non-routine expenses) of the fund to 0.55% for so long as the investment adviser serves as the adviser to the fund. This agreement may only be amended or terminated with the approval of the fund’s Board of Trustees.

 Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those time periods. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. The figures are based on total annual fund operating expenses after expense reduction. The expenses would be the same whether you stayed in the fund or sold your shares at the end of each period. Your actual costs may be higher or lower.

 Expenses on a $10,000 investment

1 year	3 years	5 years	10 years
$56	$176	$307	$689

 Portfolio turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 264% of the average value of its portfolio.

Principal investment strategies
To pursue its goal, the fund normally invests at least 80% of its net assets in Government National Mortgage Association (GNMA) securities. In addition to GNMA securities, the fund may invest in securities issued by the U.S. government or its other agencies and instrumentalities such as the Federal National Mortgage Association (Fannie Mae), Federal Home Loan Mortgage Corporation (Freddie Mac) and Federal Home Loan Banks (FHLBs).

Schwab GNMA Fundtm 9

The fund may also invest in mortgage-backed and asset-backed securities, collateralized mortgage obligations, repurchase agreements, corporate bonds and commercial paper. The fund also may invest in derivative instruments, principally futures contracts. The fund is not subject to any maturity or duration restrictions. The fund also may seek to obtain market exposure to the instruments in which it invests by entering into a series of purchase and sale contracts or by using other investment techniques, such as mortgage dollar rolls.

For temporary defensive purposes during unusual market conditions, the fund may invest up to 100% of its assets in cash, cash equivalents or other high quality short-term investments. When the fund engages in such activities, the fund would not be pursuing its investment strategy and, as a result, it may not achieve its investment goal.

The fund may buy and sell portfolio securities actively. If it does, its portfolio turnover rate and transaction costs will rise, which may lower fund performance and increase the likelihood of capital gain distributions.

Principal risks
The fund is subject to risks, any of which could cause an investor to lose money. The fund’s principal risks include:

Market Risk. Bond markets rise and fall daily. As with any investment whose performance is tied to these markets, the value of your investment in the fund will fluctuate, which means that you could lose money.

Management Risk. As with all actively managed funds, the strategies of the fund’s investment adviser may not achieve their desired results. Poor securities selection or a focus on securities in a particular sector may cause the fund to underperform its benchmark or other funds with a similar investment objective.

Interest Rate Risk. Interest rates will rise and fall over time. During periods when interest rates are low, the fund’s yield and total return also may be low. Changes in interest rates also may affect the fund’s share price: a sharp rise in interest rates could cause the fund’s share price to fall. The longer the fund’s duration, the more sensitive to interest rate movements its share price is likely to be.

Credit Risk. The fund is subject to the risk that a decline in the credit quality of a portfolio investment could cause the fund to lose money or underperform. The fund could lose money if the issuer or guarantor of a portfolio investment fails to make timely principal or interest payments or otherwise honor its obligations.

Liquidity Risk. A particular investment may be difficult to purchase or sell. The fund may be unable to sell a security at an advantageous time or price.

Prepayment and Extension Risk. The fund’s investments are subject to the risk that the securities may be paid off earlier or later than expected. Either situation could cause the fund to hold securities paying lower-than-market rates of interest, which could hurt the fund’s yield or share price.

Derivatives Risk. The fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments and could cause the fund to lose more than the principal amount invested. In addition, investments in derivatives may involve leverage, which means a small percentage of assets invested in derivatives can have a disproportionately larger impact on the fund.

Mortgage Dollar Rolls Risk. Mortgage dollar rolls are transactions in which the fund sells mortgage-backed securities to a dealer and simultaneously agrees to repurchase similar securities in the future at a predetermined price. The fund’s mortgage dollar rolls could lose money if the price of the mortgage-backed securities sold falls below the agreed upon repurchase price, or if the counterparty is unable to honor the agreement.

Leverage Risk. Certain fund transactions, such as derivatives and mortgage dollar rolls, may give rise to a form of leverage and may expose the fund to greater risk. Leverage tends to magnify the effect of any decrease or increase in the value of the fund’s portfolio securities. The use of leverage may cause the fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations.

Lack of Governmental Insurance or Guarantee. An investment in the fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

For more information on the risks of investing in the fund please see the “Fund details” section in the prospectus.

10 Schwab GNMA Fundtm

Performance
The bar chart below shows how the fund’s investment results have varied from year to year, and the following table shows how the fund’s average annual total returns for various periods compared to that of an index. This information provides some indication of the risks of investing in the fund. All figures assume distributions were reinvested. Keep in mind that future performance (both before and after taxes) may differ from past performance. For current performance information, please see www.schwabfunds.com/prospectus. On August 10, 2009, the Investor Share class and Select Share class were combined into a single class of shares of the fund, and the fund no longer offers multiple classes of shares. The performance history of the fund is that of the fund’s former Select Shares. Accordingly, the past performance information of the fund’s former Select Shares is shown below.

 Annual total returns (%) as of 12/31

Best quarter: 3.54% Q4 2007
Worst quarter: (1.14%) Q2 2004
Year-to-date performance (non-annualized and pre-tax) as of 9/30/10: 5.33%

 Average annual total returns (%) as of 12/31/09

			Since inception
	1 year	5 years	(3/3/03)
Before taxes	5.71%	5.21%	4.48%
After taxes on distributions	4.30%	3.56%	2.92%
After taxes on distributions and sale of shares	3.69%	3.47%	2.89%
Comparative Index (reflects no deduction for expenses or taxes)
Barclays Capital GNMA Index	5.37%	5.61%	5.02%

The after-tax figures reflect the highest individual federal income tax rates in effect during the period and do not reflect the impact of state and local taxes. Your actual after-tax returns depend on your individual tax situation. In addition, after-tax returns are not relevant if you hold your fund shares through a tax-deferred arrangement, such as a 401(k) plan, IRA or other tax-advantaged account.

Investment adviser
Charles Schwab Investment Management, Inc.

Portfolio managers
Matthew Hastings, CFA, a managing director and portfolio manager of the investment adviser, has day-to-day responsibility for the co-management of the fund. He has managed the fund since 1999.

Steven Hung, a managing director and portfolio manager of the investment adviser, has day-to-day responsibility for the co-management of the fund. He has managed the fund since 1998.

Alfonso Portillo, Jr., a managing director and portfolio manager of the investment adviser, has day-to-day responsibility for the co-management of the fund. He has managed the fund since 2007.

Steven Chan, CFA, a portfolio manager of the investment adviser, has day-to-day responsibility for the co-management of the fund. He has managed the fund since 2007.

Brandon Matsui, CFA, a portfolio manager of the investment adviser, has day-to-day responsibility for the co-management of the fund. He has managed the fund since 2010.

Schwab GNMA Fundtm 11

Purchase and sale of fund shares
The fund is open for business each day that the New York Stock Exchange is open. When you place orders to purchase, exchange or redeem fund shares through an account at Charles Schwab & Co., Inc. (Schwab) or another financial intermediary, you must follow Schwab’s or the other financial intermediary’s transaction procedures.

Eligible Investors (as determined by the fund and which generally are limited to institutional investors) may invest directly in the fund by placing purchase, exchange and redemption orders through the fund’s transfer agent. Eligible Investors must contact the transfer agent by phone or in writing to obtain an account application. Eligible Investors may contact the transfer agent:

•	by telephone at 1-800-407-0256; or

•	by mail in writing at Boston Financial Data Services, Attn: Schwab Funds, P.O. Box 8283, Boston, MA 02266-8323.

The minimum initial investment for the fund is $100. The fund may waive the minimum initial investment for certain investors.

Tax information
Dividends and capital gains distributions received from the fund will generally be taxable as ordinary income or capital gains, unless you are investing through an IRA, 401(k) or other tax-advantaged account.

Payments to financial intermediaries
If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

12 Schwab GNMA Fundtm

Schwab Inflation Protected Fundtm
Ticker Symbol:  SWRSX

Investment objective
The fund seeks to provide total return and inflation protection.

Fund fees and expenses
This table describes the fees and expenses you may pay if you buy and hold shares of the fund.

Shareholder fees (fees paid directly from your investment)

None

Annual fund operating expenses (expenses that you pay each year as a % of the value of your investment)
Management fees	0.30
Distribution (12b-1) fees	None
Other expenses	0.32

Total annual fund operating expenses	0.62
Less expense reduction	(0.12)

Total annual fund operating expenses after expense reduction[1]	0.50

[1]	The investment adviser and its affiliates have agreed to limit the total annual fund operating expenses (excluding interest, taxes and certain non-routine expenses) of the fund to 0.50% for so long as the investment adviser serves as the adviser to the fund. This agreement may only be amended or terminated with the approval of the fund’s Board of Trustees.

 Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those time periods. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. The figures are based on total annual fund operating expenses after expense reduction. The expenses would be the same whether you stayed in the fund or sold your shares at the end of each period. Your actual costs may be higher or lower.

 Expenses on a $10,000 investment

1 year	3 years	5 years	10 years
$51	$160	$280	$628

 Portfolio turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 67% of the average value of its portfolio.

Principal investment strategies
To pursue its goal, the fund normally invests at least 80% of its net assets in inflation-protected fixed income securities. Inflation-protected securities are fixed income securities that are structured to provide protection against inflation. The fund may invest in inflation-protected fixed income securities of any type, including those issued by the U.S. Government and its agencies and instrumentalities, foreign governments and their agencies and instrumentalities and U.S. and foreign corporations. The fund may invest in inflation-protected fixed income securities with effective or final maturities of any length. The fund invests primarily in investment grade securities, but may invest up to 5% of its net

Schwab Inflation Protected Fundtm 13

assets in below investment grade bonds (sometimes called junk bonds) that are rated, at the time of investment, at least B by at least one nationally recognized statistical rating organization (NRSRO) or are the unrated equivalent as determined by the investment adviser. The fund may invest up to 20% of its net assets in fixed income securities that are not structured to provide protection against inflation. The fund also may invest in derivative instruments, principally futures contracts.

For temporary defensive purposes during unusual market conditions, the fund may invest up to 100% of its assets in cash, cash equivalents or other high quality short-term investments. When the fund engages in such activities, the fund would not be pursuing its investment strategy and, as a result, it may not achieve its investment goal.

The fund may buy and sell portfolio securities actively. If it does, its portfolio turnover rate and transaction costs will rise, which may lower fund performance and increase the likelihood of capital gain distributions.

Principal risks
The fund is subject to risks, any of which could cause an investor to lose money. The fund’s principal risks include:

Market Risk. Bond markets rise and fall daily. As with any investment whose performance is tied to these markets, the value of your investment in the fund will fluctuate, which means that you could lose money.

Management Risk. As with all actively managed funds, the strategies of the fund’s investment adviser may not achieve their desired results. Poor securities selection or a focus on securities in a particular sector may cause the fund to underperform its benchmark or other funds with a similar investment objective.

Inflation Protected Security Risk. The value of inflation-protected securities, including Treasury Inflation Protected Securities (TIPS), generally will fluctuate in response to changes in “real” interest rates. Real interest rates represent nominal (or stated) interest rates reduced by the expected impact of inflation. The value of an inflation-protected security generally decreases when real interest rates rise and generally increase when real interest rates fall. In addition, the principal value of an inflation-protected security is periodically adjusted up or down along with the rate of inflation. If the measure of inflation falls, the principal value of the inflation-protected security will be adjusted downwards, and consequently, the interest payable on the security will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed by the United States Treasury in the case of TIPS. For securities that do not provide a similar guarantee, the adjusted principal value of the security to be repaid at maturity is subject to credit risk.

Interest Rate Risk. Interest rates will rise and fall over time. During periods when interest rates are low, the fund’s yield and total return also may be low. Changes in interest rates also may affect the fund’s share price: a sharp rise in interest rates could cause the fund’s share price to fall. The longer the fund’s duration, the more sensitive to interest rate movements its share price is likely to be.

Credit Risk. The fund is subject to the risk that a decline in the credit quality of a portfolio investment could cause the fund to lose money or underperform. The fund could lose money if the issuer or guarantor of a portfolio investment fails to make timely principal or interest payments or otherwise honor its obligations.

Liquidity Risk. A particular investment may be difficult to purchase or sell. The fund may be unable to sell a security at an advantageous time or price.

High Yield Risk. High yield securities and unrated securities of similar credit quality (sometimes called junk bonds) that the fund may invest in are subject to greater levels of credit and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments.

Foreign Investment Risk. The fund’s investments in securities of foreign issuers may involve certain risks that are greater than those associated with investments in securities of U.S. issuers. These include risks of adverse changes in foreign economic, political, regulatory and other conditions; changes in currency exchange rates or exchange control regulations (including limitations on currency movements and exchanges); differing accounting, auditing, financial reporting and legal standards and practices; differing securities market structures; and higher transaction costs. These risks may be heightened in connection with investments in emerging markets.

Derivatives Risk. The fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments and could cause the fund to lose more than the principal amount invested. In addition, investments in derivatives may involve leverage, which means a small percentage of assets invested in derivatives can have a disproportionately larger impact on the fund.

Leverage Risk. Certain fund transactions, such as derivatives, may give rise to a form of leverage and may expose the fund to greater risk. Leverage tends to magnify the effect of any decrease or increase in the value of the fund’s portfolio

14 Schwab Inflation Protected Fundtm

securities. The use of leverage may cause the fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations.

Lack of Governmental Insurance or Guarantee. An investment in the fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

For more information on the risks of investing in the fund please see the “Fund details” section in the prospectus.

Performance
The bar chart below shows how the fund’s investment results have varied from year to year, and the following table shows how the fund’s average annual total returns for various periods compared to that of an index. This information provides some indication of the risks of investing in the fund. All figures assume distributions were reinvested. Keep in mind that future performance (both before and after taxes) may differ from past performance. For current performance information, please see www.schwabfunds.com/prospectus. On August 10, 2009, the Investor Share class and Select Share class were combined into a single class of shares of the fund, and the fund no longer offers multiple classes of shares. The performance history of the fund is that of the fund’s former Select Shares. Accordingly, the past performance information of the fund’s former Select Shares is shown below.

 Annual total returns (%) as of 12/31

Best quarter: 5.12% Q1 2008
Worst quarter: (3.53%) Q3 2008
Year-to-date performance (non-annualized and pre-tax) as of 9/30/10: 6.86%

 Average annual total returns (%) as of 12/31/09

		Since inception
	1 year	(3/31/06)
Before taxes	9.24%	5.23%
After taxes on distributions	9.23%	3.80%
After taxes on distributions and sale of shares	6.01%	3.63%
Comparative Index (reflects no deduction for expenses or taxes)
Barclays Capital U.S. TIPS Index	11.41%	6.08%

The after-tax figures reflect the highest individual federal income tax rates in effect during the period and do not reflect the impact of state and local taxes. Your actual after-tax returns depend on your individual tax situation. In addition, after-tax returns are not relevant if you hold your fund shares through a tax-deferred arrangement, such as a 401(k) plan, IRA or other tax-advantaged account.

Investment adviser
Charles Schwab Investment Management, Inc.

Portfolio managers
Matthew Hastings, CFA, a managing director and portfolio manager of the investment adviser, has day-to-day responsibility for the co-management of the fund. He has managed the fund since 1999.

Steven Hung, a managing director and portfolio manager of the investment adviser, has day-to-day responsibility for the co-management of the fund. He has managed the fund since 1998.

Alfonso Portillo, Jr., a managing director and portfolio manager of the investment adviser, has day-to-day responsibility for the co-management of the fund. He has managed the fund since 2007.

Schwab Inflation Protected Fundtm 15

Steven Chan, CFA, a portfolio manager of the investment adviser, has day-to-day responsibility for the co-management of the fund. He has managed the fund since 2007.

Brandon Matsui, CFA, a portfolio manager of the investment adviser, has day-to-day responsibility for the co-management of the fund. He has managed the fund since 2010.

Purchase and sale of fund shares
The fund is open for business each day that the New York Stock Exchange is open. When you place orders to purchase, exchange or redeem fund shares through an account at Charles Schwab & Co., Inc. (Schwab) or another financial intermediary, you must follow Schwab’s or the other financial intermediary’s transaction procedures.

Eligible Investors (as determined by the fund and which generally are limited to institutional investors) may invest directly in the fund by placing purchase, exchange and redemption orders through the fund’s transfer agent. Eligible Investors must contact the transfer agent by phone or in writing to obtain an account application. Eligible Investors may contact the transfer agent:

•	by telephone at 1-800-407-0256; or

•	by mail in writing at Boston Financial Data Services, Attn: Schwab Funds, P.O. Box 8283, Boston, MA 02266-8323.

The minimum initial investment for the fund is $100. The fund may waive the minimum initial investment for certain investors.

Tax information
Dividends and capital gains distributions received from the fund will generally be taxable as ordinary income or capital gains, unless you are investing through an IRA, 401(k) or other tax-advantaged account.

Payments to financial intermediaries
If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

16 Schwab Inflation Protected Fundtm

Schwab® Premier Income Fund
Ticker Symbol:  SWIIX

Investment objective
The fund seeks high current income and may also seek capital appreciation.

Fund fees and expenses
This table describes the fees and expenses you may pay if you buy and hold shares of the fund.

Shareholder fees (fees paid directly from your investment)

Redemption fee (as a % of the amount sold or exchanged within 30 days of purchase)	2.00

Annual fund operating expenses (expenses that you pay each year as a % of the value of your investment)
Management fees	0.30
Distribution (12b-1) fees	None
Other expenses	0.33

Total annual fund operating expenses[1]	0.63

[1]	The investment adviser and its affiliates have agreed to limit the total annual fund operating expenses (excluding interest, taxes and certain non-routine expenses) of the fund to 0.63% for so long as the investment adviser serves as the adviser to the fund. This agreement may only be amended or terminated with the approval of the fund’s Board of Trustees.

 Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those time periods. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. The figures are based on total annual fund operating expenses after expense reduction. The expenses would be the same whether you stayed in the fund or sold your shares at the end of each period. Your actual costs may be higher or lower.

 Expenses on a $10,000 investment

1 year	3 years	5 years	10 years
$64	$202	$351	$786

 Portfolio turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 173% of the average value of its portfolio.

Principal investment strategies
The fund invests primarily in fixed income instruments issued by U.S., non-U.S., and emerging market governments, governmental agencies, companies and entities and supranational entities of varying sectors, credit quality and maturities (bonds).

The fund may invest in fixed, variable or floating rate bonds of any kind, including, without limitation, government and agency bonds, corporate bonds, commercial and residential mortgage-backed securities, collateralized mortgage obligations, asset-backed securities, corporate loans, hybrid securities, and preferred securities. The fund may invest in investment-grade and below investment-grade bonds (sometimes called junk bonds) or their unrated equivalents as determined by the

Schwab® Premier Income Fund 17

investment adviser and may invest all of its assets in either ratings category. The fund may invest in bonds having ultra-short, short, intermediate and long term maturities and may invest all of its assets in a single maturity category.

The fund also may invest all of its assets in derivatives of any kind, including, without limitation, futures contracts, and mortgage dollar rolls.

The fund selects investments across and within various market sectors based on the investment adviser’s assessment of economic, market, political and industry conditions and analysis of each issuer. In making this determination, the investment adviser may consider a variety of factors that it determines to be relevant from time to time, such as projected interest rate movements, volatility forecasts, technical data, industry cycles, political events and the issuer’s financial condition, earning estimates, management and industry position.

The fund may hold all of its assets in cash, cash equivalents and other short-term investments for temporary or defensive purposes. The fund may utilize such tactics when the investment adviser believes that market or economic or political conditions are unfavorable for investors. Under such circumstances, the fund may not achieve its investment objective.

Principal risks
The fund is subject to risks, any of which could cause an investor to lose money. The fund’s principal risks include:

Market Risk. Bond and equities markets rise and fall daily. As with any investment whose performance is tied to these markets, the value of your investment in the fund will fluctuate, which means that you could lose money.

Management Risk. As with all actively managed funds, the strategies of the fund’s investment adviser may not achieve their desired results. Poor securities selection or a focus on securities in a particular sector may cause the fund to underperform its benchmark or other funds with a similar investment objective.

Interest Rate Risk. Interest rates will rise and fall over time. During periods when interest rates are low, the fund’s yield and total return also may be low. Changes in interest rates also may affect the fund’s share price: a sharp rise in interest rates could cause the fund’s share price to fall. The longer the fund’s duration, the more sensitive to interest rate movements its share price is likely to be.

Credit Risk. The fund is subject to the risk that a decline in the credit quality of a portfolio investment could cause the fund to lose money or underperform. The fund could lose money if the issuer or guarantor of a portfolio investment fails to make timely principal or interest payments or otherwise honor its obligations.

Liquidity Risk. A particular investment may be difficult to purchase or sell. The fund may be unable to sell illiquid securities at an advantageous time or price.

Prepayment and Extension Risk. The fund’s investments are subject to the risk that the securities may be paid off earlier or later than expected. Either situation could cause the fund to hold securities paying lower-than-market rates of interest, which could hurt the fund’s yield or share price.

High Yield Risk. High yield securities and unrated securities of similar credit quality (sometimes called junk bonds) that the fund may invest in are subject to greater levels of credit and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments.

Foreign Investment Risk. The fund’s investments in securities of foreign issuers may involve certain risks that are greater than those associated with investments in securities of U.S. issuers. These include risks of adverse changes in foreign economic, political, regulatory and other conditions; changes in currency exchange rates or exchange control regulations (including limitations on currency movements and exchanges); differing accounting, auditing, financial reporting and legal standards and practices; differing securities market structures; and higher transaction costs. These risks may be heightened in connection with investments in emerging markets.

Emerging Market Risk. Emerging markets may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. Such countries often have less uniformity in accounting and reporting requirements, unreliable securities valuation and greater risk associated with the custody of securities. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than in other countries. As a result, there will tend to be an increased risk of price volatility associated with the fund’s investments in emerging market countries.

Derivatives Risk. Examples of derivatives are options, futures, options on futures, swaps and warrants. The fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments and could cause the fund to lose more than the principal amount invested. In addition, investments in derivatives may involve leverage, which means a small percentage of assets invested in derivatives can have a disproportionately larger impact on the fund.

18 Schwab® Premier Income Fund

Mortgage Dollar Rolls Risk. Mortgage dollar rolls are transactions in which the fund sells mortgage-backed securities to a dealer and simultaneously agrees to repurchase similar securities in the future at a predetermined price. The fund’s mortgage dollar rolls could lose money if the price of the mortgage-backed securities sold falls below the agreed upon repurchase price, or if the counterparty is unable to honor the agreement.

Leverage Risk. Certain fund transactions, such as derivatives and mortgage dollar rolls, may give rise to a form of leverage and may expose the fund to greater risk. Leverage tends to magnify the effect of any decrease or increase in the value of the fund’s portfolio securities. The use of leverage may cause the fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations.

Lack of Governmental Insurance or Guarantee. An investment in the fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

For more information on the risks of investing in the fund please see the “Fund details” section in the prospectus.

Performance
The bar chart below shows how the fund’s investment results have varied from year to year, and the following table shows how the fund’s average annual total returns for various periods compared to that of an index. This information provides some indication of the risks of investing in the fund. All figures assume distributions were reinvested. Keep in mind that future performance (both before and after taxes) may differ from past performance. For current performance information, please see www.schwabfunds.com/prospectus. On August 10, 2009, the Investor Share class and Select Share class were combined into a single class of shares of the fund, and the fund no longer offers multiple classes of shares. The performance history of the fund is that of the fund’s former Select Shares. Accordingly, the past performance information of the fund’s former Select Shares is shown below.

 Annual total returns (%) as of 12/31

Best quarter: 6.04% Q3 2009
Worst quarter: (1.70%) Q4 2008
Year-to-date performance (non-annualized and pre-tax) as of 9/30/10: 8.14%

 Average annual total returns (%) as of 12/31/09

		Since inception
	1 year	(10/31/07)
Before taxes	14.34%	6.67%
After taxes on distributions	11.29%	4.24%
After taxes on distributions and sale of shares	9.19%	4.25%
Comparative Index (reflects no deduction for expenses or taxes)
Barclays Capital U.S. Aggregate Intermediate Bond Index	6.46%	6.03%

The after-tax figures reflect the highest individual federal income tax rates in effect during the period and do not reflect the impact of state and local taxes. Your actual after-tax returns depend on your individual tax situation. In addition, after-tax returns are not relevant if you hold your fund shares through a tax-deferred arrangement, such as a 401(k) plan, IRA or other tax-advantaged account.

Investment adviser
Charles Schwab Investment Management, Inc.

Portfolio managers
Matthew Hastings, CFA, a managing director and portfolio manager of the investment adviser, has day-to-day responsibility for the co-management of the fund. He has managed the fund since 1999.

Schwab® Premier Income Fund 19

Steven Hung, a managing director and portfolio manager of the investment adviser, has day-to-day responsibility for the co-management of the fund. He has managed the fund since 1998.

Alfonso Portillo, Jr., a managing director and portfolio manager of the investment adviser, has day-to-day responsibility for the co-management of the fund. He has managed the fund since 2007.

Steven Chan, CFA, a portfolio manager of the investment adviser, has day-to-day responsibility for the co-management of the fund. He has managed the fund since 2007.

Brandon Matsui, CFA, a portfolio manager of the investment adviser, has day-to-day responsibility for the co-management of the fund. He has managed the fund since 2010.

Purchase and sale of fund shares
The fund is open for business each day that the New York Stock Exchange is open. When you place orders to purchase, exchange or redeem fund shares through an account at Charles Schwab & Co., Inc. (Schwab) or another financial intermediary, you must follow Schwab’s or the other financial intermediary’s transaction procedures.

Eligible Investors (as determined by the fund and which generally are limited to institutional investors) may invest directly in the fund by placing purchase, exchange and redemption orders through the fund’s transfer agent. Eligible Investors must contact the transfer agent by phone or in writing to obtain an account application. Eligible Investors may contact the transfer agent:

•	by telephone at 1-800-407-0256; or

•	by mail in writing at Boston Financial Data Services, Attn: Schwab Funds, P.O. Box 8283, Boston, MA 02266-8323.

The minimum initial investment for the fund is $100. The fund may waive the minimum initial investment for certain investors.

Tax information
Dividends and capital gains distributions received from the fund will generally be taxable as ordinary income or capital gains, unless you are investing through an IRA, 401(k) or other tax-advantaged account.

Payments to financial intermediaries
If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

20 Schwab® Premier Income Fund

Schwab YieldPlus Fund®
Ticker Symbol:  SWYSX

Investment objective
The fund seeks high current income with minimal changes in share price.

Fund fees and expenses
This table describes the fees and expenses you may pay if you buy and hold shares of the fund.

Shareholder fees (fees paid directly from your investment)

None

Annual fund operating expenses (expenses that you pay each year as a % of the value of your investment)
Management fees	0.30
Distribution (12b-1) fees	None
Other expenses[1]	2.76
Acquired fund fees and expenses (AFFE)[1,2]	0.01

Total annual fund operating expenses[2]	3.07
Less expense reduction	(2.63)

Total annual fund operating expenses (including AFFE) after expense reduction[2,3]	0.44

[1]	Restated to reflect a reduction in non-recurring litigation expenses from the prior fiscal year and a revised estimate of litigation expenses expected to be incurred during the current fiscal year for the remaining outstanding litigation matters.

[2]	The total annual fund operating expenses in the fee table may differ from the expense ratios in the fund’s “Financial highlights” because the financial highlights include only the fund’s direct operating expenses and do not include acquired fund fees and expenses (AFFE), which reflect the estimated amount of the fees and expenses incurred indirectly by the fund through its investments in the underlying funds during its prior fiscal year.

[3]	The investment adviser and its affiliates have agreed to limit the total annual fund operating expenses (excluding interest, taxes and certain non-routine expenses) of the fund to 0.43% for so long as the investment adviser serves as the adviser to the fund. This agreement may only be amended or terminated with the approval of the fund’s Board of Trustees. This agreement is limited to the fund’s direct operating expenses and does not apply to AFFE. The investment adviser and its affiliates have agreed to advance the fund certain litigation expenses in connection with certain legal matters (excluding amounts paid in connection with judgments and settlements) to the extent necessary to maintain these expense limitations. These advances are subject to repayment by the fund to the extent the litigation expenses are subsequently paid or reimbursed to the fund by its insurance carriers.

 Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those time periods. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. The figures are based on total annual fund operating expenses (including AFFE) after expense reduction. The expenses would be the same whether you stayed in the fund or sold your shares at the end of each period. Your actual costs may be higher or lower.

 Expenses on a $10,000 investment

1 year	3 years	5 years	10 years
$45	$141	$246	$555

 Portfolio turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the example, affect

Schwab YieldPlus Fund® 21

the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 104% of the average value of its portfolio.

Principal investment strategies
To pursue its goal, the fund primarily invests in investment-grade bonds (high and certain medium quality, AAA to BBB- or the unrated equivalent as determined by the investment adviser). The fund may invest in bonds from diverse market sectors based on changing economic, market, industry and issuer conditions. The fund may invest in fixed, variable or floating rate bonds issued by U.S. and non-U.S. issuers including, without limitation, Treasuries and agency securities, corporate bonds, commercial and residential mortgage-backed securities, collateralized mortgage obligations, asset-backed securities, corporate loans, preferred and convertible securities. To help maintain share price stability and preserve investor capital, the fund seeks to maintain an average portfolio duration of one year or less.

The fund’s investment strategy is designed to offer higher yields than a money market fund while seeking minimal changes in share price. The fund is an ultra-short bond fund and is not a money market fund. The fund has a higher risk profile than a money market fund and, unlike a money market fund, its share price will fluctuate. As an ultra-short bond fund, the fund is not subject to the maturity, credit or diversification limitations of a money market fund and may invest in financial instruments that a money market fund may not purchase. For example, the fund may invest in bonds with effective or final maturities of any length and may invest up to 5% of its assets in below investment grade bonds (sometimes called junk bonds) that are rated, at the time of investment, at least B by at least one nationally recognized statistical rating organization (NRSRO) or are the unrated equivalent as determined by the investment adviser. If a bond is downgraded below B or the unrated equivalent, the fund may continue to hold it unless the risk of holding the bond is unacceptable when compared to the bond’s total return potential.

The fund may buy and sell portfolio securities actively. If it does, its portfolio turnover rate and transaction costs will rise, which may lower fund performance and increase the likelihood of capital gain distributions.

Principal risks
The fund is subject to risks, any of which could cause an investor to lose money. The fund’s principal risks include:

Market Risk. Bond markets rise and fall daily. As with any investment whose performance is tied to these markets, the value of your investment in the fund will fluctuate, which means that you could lose money.

Management Risk. As with all actively managed funds, the strategies of the fund’s investment adviser may not achieve their desired results. Poor securities selection or a focus on securities in a particular sector may cause the fund to underperform its benchmark or other funds with a similar investment objective.

Interest Rate Risk. Interest rates will rise and fall over time. During periods when interest rates are low, the fund’s yield and total return also may be low. Changes in interest rates also may affect the fund’s share price: a sharp rise in interest rates could cause the fund’s share price to fall. The longer the fund’s duration, the more sensitive to interest rate movements its share price is likely to be.

Credit Risk. The fund is subject to the risk that a decline in the credit quality of a portfolio investment could cause the fund to lose money or underperform. The fund could lose money if the issuer or guarantor of a portfolio investment fails to make timely principal or interest payments or otherwise honor its obligations.

Liquidity Risk. A particular investment may be difficult to purchase or sell. The fund may be unable to sell a security at an advantageous time or price.

Prepayment and Extension Risk. The fund’s investments are subject to the risk that the securities may be paid off earlier or later than expected. Either situation could cause the fund to hold securities paying lower-than-market rates of interest, which could hurt the fund’s yield or share price.

High Yield Risk. High yield securities and unrated securities of similar credit quality (sometimes called junk bonds) that the fund may invest in are subject to greater levels of credit and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments.

Convertible Securities Risk. The value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline, and the credit standing of the issuer. The price of a convertible security will also normally vary in some proportion to changes in the price of the underlying common stock because of the conversion or exercise feature.

Foreign Investment Risk. The fund’s investments in securities of foreign issuers may involve certain risks that are greater than those associated with investments in securities of U.S. issuers. These include risks of adverse changes in foreign

22 Schwab YieldPlus Fund®

economic, political, regulatory and other conditions; changes in currency exchange rates or exchange control regulations (including limitations on currency movements and exchanges); differing accounting, auditing, financial reporting and legal standards and practices; differing securities market structures; and higher transaction costs. These risks may be heightened in connection with investments in emerging markets.

Lack of Governmental Insurance or Guarantee. An investment in the fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

For more information on the risks of investing in the fund please see the “Fund details” section in the prospectus.

Performance
The bar chart below shows how the fund’s investment results have varied from year to year, and the following table shows how the fund’s average annual total returns for various periods compared to that of an index. This information provides some indication of the risks of investing in the fund. All figures assume distributions were reinvested. Keep in mind that future performance (both before and after taxes) may differ from past performance. For current performance information, please see www.schwabfunds.com/prospectus. On August 10, 2009, the Investor Share class and Select Share class were combined into a single class of shares of the fund, and the fund no longer offers multiple classes of shares. The performance history of the fund is that of the fund’s former Select Shares. Accordingly, the past performance information of the fund’s former Select Shares is shown below.

 Annual total returns (%) as of 12/31

Best quarter: 3.89% Q2 2009
Worst quarter: (19.82%) Q1 2008
Year-to-date performance (non-annualized and pre-tax) as of 9/30/10: 0.65%

 Average annual total returns (%) as of 12/31/09

	1 year		5 years		10 years
Before taxes	(10.51%	)	(8.97%	)	(2.69%	)
After taxes on distributions	(11.49%	)	(10.40%	)	(4.29%	)
After taxes on distributions and sale of shares	(6.84%	)	(7.95%	)	(2.93%	)
Comparative Index (reflects no deduction for expenses or taxes)
Barclays Capital U.S. Short-Treasury 9-12 Months Index	0.76%		3.63%		3.66%

The after-tax figures reflect the highest individual federal income tax rates in effect during the period and do not reflect the impact of state and local taxes. Your actual after-tax returns depend on your individual tax situation. In addition, after-tax returns are not relevant if you hold your fund shares through a tax-deferred arrangement, such as a 401(k) plan, IRA or other tax-advantaged account. In some cases, the return after taxes may exceed the return before taxes due to an assumed benefit from any losses on a sale of shares at the end of the measurement period.

Investment adviser
Charles Schwab Investment Management, Inc.

Portfolio managers
Matthew Hastings, CFA, a managing director and portfolio manager of the investment adviser, has day-to-day responsibility for the co-management of the fund. He has managed the fund since 1999.

Steven Hung, a managing director and portfolio manager of the investment adviser, has day-to-day responsibility for the co-management of the fund. He has managed the fund since 1998.

Schwab YieldPlus Fund® 23

Alfonso Portillo, Jr., a managing director and portfolio manager of the investment adviser, has day-to-day responsibility for the co-management of the fund. He has managed the fund since 2007.

Steven Chan, CFA, a portfolio manager of the investment adviser, has day-to-day responsibility for the co-management of the fund. He has managed the fund since 2007.

Brandon Matsui, CFA, a portfolio manager of the investment adviser, has day-to-day responsibility for the co-management of the fund. He has managed the fund since 2010.

Purchase and sale of fund shares
The fund is open for business each day that the New York Stock Exchange is open. When you place orders to purchase, exchange or redeem fund shares through an account at Charles Schwab & Co., Inc. (Schwab) or another financial intermediary, you must follow Schwab’s or the other financial intermediary’s transaction procedures.

Eligible Investors (as determined by the fund and which generally are limited to institutional investors) may invest directly in the fund by placing purchase, exchange and redemption orders through the fund’s transfer agent. Eligible Investors must contact the transfer agent by phone or in writing to obtain an account application. Eligible Investors may contact the transfer agent:

•	by telephone at 1-800-407-0256; or

•	by mail in writing at Boston Financial Data Services, Attn: Schwab Funds, P.O. Box 8283, Boston, MA 02266-8323.

The minimum initial investment for the fund is $100. The fund may waive the minimum initial investment for certain investors.

Tax information
Dividends and capital gains distributions received from the fund will generally be taxable as ordinary income or capital gains, unless you are investing through an IRA, 401(k) or other tax-advantaged account.

Payments to financial intermediaries
If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

24 Schwab YieldPlus Fund®

Fund details
Investment objectives, strategies and risks

Schwab Short-Term Bond Market Fundtm

Investment objective
The fund seeks high current income by tracking the performance of the Barclays Capital U.S. Government/Credit: 1-5 Years Index.

Investment strategies
To pursue its goal, the fund primarily invests in a diversified portfolio of debt instruments that is designed to track the performance of the Barclays Capital U.S. Government/Credit: 1-5 Years Index. The fund uses the index as a guide in structuring the fund’s portfolio and selecting its investments. However, the fund is not required to invest any percentage of its assets in the securities represented in the index. Under normal circumstances, the dollar-weighted average maturity of the fund’s portfolio is not expected to exceed three years.

The fund normally invests at least 80% of its net assets in debt instruments of varying maturities. The fund will notify its shareholders at least 60 days before changing this policy. The fund invests primarily in investment-grade instruments and, under normal circumstances, will not invest more than 5% of its assets in below investment grade bonds (sometimes called junk bonds). The fund may invest in fixed-, variable- or floating-rate debt instruments.

The fund may invest in debt instruments of domestic and foreign issuers. The fund also may lend its securities to certain financial institutions to earn additional income.

The fund may buy and sell portfolio securities actively. If it does, its portfolio turnover rate and transaction costs will rise, which may lower fund performance and increase the likelihood of capital gain distributions.

Principal risks
The fund is subject to risks, any of which could cause you to lose money.

Market Risk. Bond markets rise and fall daily. As with any investment whose performance is tied to these markets, the value of your investment in the fund will fluctuate, which means that you could lose money.

Management Risk. As with all actively managed funds, the strategies of the fund’s investment adviser may not achieve their desired results. Poor securities selection or a focus on securities in a particular sector may cause the fund to underperform its benchmark or other funds with a similar investment objective.

Investment Style Risk. The fund invests in securities of the short-term bond market, as measured by the index. The fund is designed to follow the performance of the index during upturns as well as downturns. As a result, the fund will not take steps to reduce market exposure or lessen the effects of a declining market.

Interest Rate Risk. The fund is subject to the risk that interest rates rise and fall over time. As with any investment whose yield reflects current interest rates, the fund’s yield will change over time. During periods when interest rates are low, the fund’s yield (and total return) also may be low. Changes in interest rates also may affect the fund’s share price: a sharp rise in interest rates could cause the fund’s share price to fall. The longer the fund’s duration, the more sensitive to interest rate movements its share price is likely to be.

Credit Risk. The fund is subject to the risk that a decline in the credit quality of a portfolio investment could cause the fund’s share price to fall. Although the fund invests primarily in investment-grade securities, the fund could lose money if the issuer or guarantor of a portfolio investment or the counterparty to a derivatives contract fails to make timely principal or interest payments or otherwise honor its obligations.

High Yield Risk. Funds that invest in high yield securities and unrated securities of similar credit quality (sometimes called junk bonds) may be subject to greater levels of credit and liquidity risk than funds that do not invest in such securities. These securities are considered predominately speculative with respect to the issuer’s continuing ability to make principal and interest payments. An economic downturn or period of rising interest rates could adversely affect the market for these securities and reduce a Fund’s ability to sell these securities (liquidity risk). If the issuer of a security is in default with respect to interest or principal payments, a Fund may lose its entire investment. Because of the risks involved in investing in high yield securities, an investment in a Fund that invests in such securities should be considered speculative.

Fund details 25

Liquidity Risk. Liquidity risk exists when particular investments are difficult to purchase or sell. The market for certain investments may become illiquid due to specific adverse changes in the conditions of a particular issuer or under adverse market or economic conditions independent of the issuer. The fund’s investments in illiquid securities may reduce the returns of the fund because it may be unable to sell the illiquid securities at an advantageous time or price. Further, transactions in illiquid securities may entail transaction costs that are higher than those for transactions in liquid securities.

Prepayment and Extension Risk. The fund’s investments are subject to the risk that the securities may be paid off earlier or later than expected. Either situation could cause the fund to hold securities paying lower-than-market rates of interest, which could hurt the fund’s yield or share price. In addition, rising interest rates tend to extend the duration of certain fixed income securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, the fund may exhibit additional volatility. This is known as extension risk. When interest rates decline, borrowers may pay off their fixed income securities sooner than expected. This can reduce the returns of the fund because the fund will have to reinvest that money at the lower prevailing interest rates. This is known as prepayment risk.

Foreign Investment Risk. Investments in securities of foreign issuers involve certain risks that are more significant than those associated with investments in securities of U.S. issuers. These include risks of adverse changes in foreign economic, political, regulatory and other conditions, or changes in currency exchange rates or exchange control regulations (including limitations on currency movements and exchanges). In certain countries, legal remedies available to investors may be more limited than those available with respect to investments in the United States. The securities of some foreign companies may be less liquid and at times more volatile than securities of comparable U.S. companies. A fund with foreign investments may also experience more rapid or extreme changes in value than a fund that invests solely in securities of U.S. companies because the securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. There also is the risk that the cost of buying, selling, and holding foreign securities, including brokerage, tax, and custody costs, may be higher than those involved in domestic transactions.

Securities Lending Risk. The fund may lend its portfolio securities to brokers, dealers, and other financial institutions provided a number of conditions are satisfied, including that the loan is fully collateralized. When the fund lends portfolio securities, its investment performance will continue to reflect changes in the value of the securities loaned, and the fund will also receive a fee or interest on the collateral. Securities lending involves the risk of loss of rights in the collateral or delay in recovery of the collateral if the borrower fails to return the security loaned or becomes insolvent. The fund will also bear the risk of any decline in value of securities acquired with cash collateral. The fund may pay lending fees to a party arranging the loan.

Lack of Governmental Insurance or Guarantee. An investment in the fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

Schwab Total Bond Market Fundtm

Investment objective
The fund seeks high current income by tracking the performance of the Barclays Capital U.S. Aggregate Bond Index.

Investment strategies
To pursue its goal, the fund primarily invests in a diversified portfolio of debt instruments that is designed to track the performance of the Barclays Capital U.S. Aggregate Bond Index. The fund uses the index as a guide in structuring the fund’s portfolio and selecting its investments. However, the fund is not required to invest any percentage of its assets in the securities represented in the index.

The fund normally invests at least 80% of its net assets in debt instruments of varying maturities. The fund will notify its shareholders at least 60 days before changing this policy. The fund invests primarily in investment-grade instruments and, under normal circumstances, will not invest more than 5% of its assets in below investment grade bonds (sometimes called junk bonds). The fund may invest in fixed-, variable- or floating-rate debt instruments.

The fund may invest in debt instruments of domestic and foreign issuers, including convertible, preferred, mortgage-backed or asset-backed securities and collateralized mortgage obligations. The fund also may invest in derivative instruments, such as swap agreements, options or futures contracts. A financial future is a contract to buy or sell a specific financial instrument at a specified price at a specific future time. A swap is a contract between the fund and another party to exchange a set of payments that the fund owns for a set of payments owned by the other party. The fund typically uses derivatives as a substitute for taking a position in the underlying asset or as part of a strategy designed to reduce exposure to other risks. The fund may lend its securities to certain financial institutions to earn additional income. The fund also

26 Fund details

may seek to obtain market exposure to the instruments in which it invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as mortgage dollar rolls and reverse repurchase agreements). Mortgage dollar rolls are transactions in which the fund sells mortgage-backed securities to a dealer and simultaneously agrees to repurchase similar securities in the future at a predetermined price. In a reverse repurchase agreement, the fund would sell a security and enter into an agreement to repurchase the security at a specified future date and price. The fund also may lend its securities to certain financial institutions to earn additional income.

The fund may buy and sell portfolio securities actively. If it does, its portfolio turnover rate and transaction costs will rise, which may lower fund performance and increase the likelihood of capital gain distributions.

Principal risks
The fund is subject to risks, any of which could cause you to lose money.

Market Risk. Bond markets rise and fall daily. As with any investment whose performance is tied to these markets, the value of your investment in the fund will fluctuate, which means that you could lose money.

Management Risk. As with all actively managed funds, the strategies of the fund’s investment adviser may not achieve their desired results. Poor securities selection or a focus on securities in a particular sector may cause the fund to underperform its benchmark or other funds with a similar investment objective.

Investment Style Risk. The fund invests in securities of the bond market, as measured by the index. The fund is designed to follow the performance of the index during upturns as well as downturns. As a result, the fund will not take steps to reduce market exposure or lessen the effects of a declining market.

Interest Rate Risk. The fund is subject to the risk that interest rates rise and fall over time. As with any investment whose yield reflects current interest rates, the fund’s yield will change over time. During periods when interest rates are low, the fund’s yield (and total return) also may be low. Changes in interest rates also may affect the fund’s share price: a sharp rise in interest rates could cause the fund’s share price to fall. The longer the fund’s duration, the more sensitive to interest rate movements its share price is likely to be.

Credit Risk. The fund is subject to the risk that a decline in the credit quality of a portfolio investment could cause the fund’s share price to fall. Although the fund invests primarily in investment-grade securities, the fund could lose money if the issuer or guarantor of a portfolio investment or the counterparty to a derivatives contract fails to make timely principal or interest payments or otherwise honor its obligations.

High Yield Risk. Funds that invest in high yield securities and unrated securities of similar credit quality (sometimes called junk bonds) may be subject to greater levels of credit and liquidity risk than funds that do not invest in such securities. These securities are considered predominately speculative with respect to the issuer’s continuing ability to make principal and interest payments. An economic downturn or period of rising interest rates could adversely affect the market for these securities and reduce a fund’s ability to sell these securities (liquidity risk). If the issuer of a security is in default with respect to interest or principal payments, a fund may lose its entire investment. Because of the risks involved in investing in high yield securities, an investment in a fund that invests in such securities should be considered speculative.

Liquidity Risk. Liquidity risk exists when particular investments are difficult to purchase or sell. The market for certain investments may become illiquid due to specific adverse changes in the conditions of a particular issuer or under adverse market or economic conditions independent of the issuer. The fund’s investments in illiquid securities may reduce the returns of the fund because it may be unable to sell the illiquid securities at an advantageous time or price. Further, transactions in illiquid securities may entail transaction costs that are higher than those for transactions in liquid securities.

Prepayment and Extension Risk. The fund’s investments are subject to the risk that the securities may be paid off earlier or later than expected. Either situation could cause the fund to hold securities paying lower-than-market rates of interest, which could hurt the fund’s yield or share price. In addition, rising interest rates tend to extend the duration of certain fixed income securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, the fund may exhibit additional volatility. This is known as extension risk. When interest rates decline, borrowers may pay off their fixed income securities sooner than expected. This can reduce the returns of the fund because the fund will have to reinvest that money at the lower prevailing interest rates. This is known as prepayment risk.

Foreign Investment Risk. Investments in securities of foreign issuers involve certain risks that are more significant than those associated with investments in securities of U.S. issuers. These include risks of adverse changes in foreign economic, political, regulatory and other conditions, or changes in currency exchange rates or exchange control regulations (including limitations on currency movements and exchanges). In certain countries, legal remedies available to investors may be more

Fund details 27

limited than those available with respect to investments in the United States. The securities of some foreign companies may be less liquid and at times more volatile than securities of comparable U.S. companies. A fund with foreign investments may also experience more rapid or extreme changes in value than a fund that invests solely in securities of U.S. companies because the securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. There also is the risk that the cost of buying, selling, and holding foreign securities, including brokerage, tax, and custody costs, may be higher than those involved in domestic transactions.

Derivatives Risk. Examples of derivatives are options, futures, options on futures, swaps and warrants. An option is the right to buy or sell an instrument at a specific price before a specific date. A future is an agreement to buy or sell a financial instrument at a specific price on a specific day. A swap is an agreement whereby two parties agree to exchange payment streams calculated in relation to a rate, index, instrument or certain securities and a predetermined amount. A credit default swap is an agreement in which the seller agrees to make a payment to the buyer in the event of a specified credit event in exchange for a fixed payment or series of fixed payments. A warrant is a security that gives the holder the right, but not the obligation, to subscribe for newly created equity issues of the issuing company or a related company at a fixed price either on a certain date or during a set period. Changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying security. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss. Warrants do not entitle a holder to dividends or voting rights with respect to the underlying security and do not represent any rights in the assets of the issuing company.

The fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Certain of these risks, such as liquidity risk, credit risk, leverage risk, market risk and management risk, are discussed elsewhere in this section. The fund’s use of derivatives is also subject to lack of availability risk, valuation risk, correlation risk and tax risk. Lack of availability risk is the risk that suitable derivative transactions may not be available in all circumstances for risk management or other purposes. Valuation risk is the risk that a particular derivative may be valued incorrectly. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Tax risk is the risk that the use of derivatives may cause the fund to realize higher amounts of short-term capital gain. These risks could cause the fund to lose more than the principal amount invested.

Mortgage Dollar Rolls Risk. Mortgage dollar rolls are transactions in which the fund sells mortgage-backed securities to a dealer and simultaneously agrees to repurchase similar securities in the future at a predetermined price. The fund’s mortgage dollar rolls could lose money if the price of the mortgage-backed securities sold falls below the agreed upon repurchase price, or if the counterparty is unable to honor the agreement.

Leverage risk. Certain fund transactions, such as derivatives, reverse repurchase agreements or mortgage dollar rolls, may give rise to a form of leverage and may expose the fund to greater risk. Leverage tends to magnify the effect of any decrease or increase in the value of the fund’s portfolio securities. The use of leverage may cause the fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations.

Securities Lending Risk. The fund may lend its portfolio securities to brokers, dealers, and other financial institutions provided a number of conditions are satisfied, including that the loan is fully collateralized. When the fund lends portfolio securities, its investment performance will continue to reflect changes in the value of the securities loaned, and the fund will also receive a fee or interest on the collateral. Securities lending involves the risk of loss of rights in the collateral or delay in recovery of the collateral if the borrower fails to return the security loaned or becomes insolvent. The fund will also bear the risk of any decline in value of securities acquired with cash collateral. The fund may pay lending fees to a party arranging the loan.

Lack of Governmental Insurance or Guarantee. An investment in the fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

Schwab GNMA Fundtm

Investment objective
The fund seeks high current income consistent with preservation of capital.

GNMA securities
GNMA is a government-owned corporation and a federal agency. GNMA guaranteed securities represent interests in pools of residential mortgage loans.

28 Fund details

GNMA guarantees payment of principal and interest on these securities, a guarantee backed by the full faith and credit of the U.S. government.

Investment strategies
To pursue its goal, the fund normally invests at least 80% of its net assets in Government National Mortgage Association (GNMA) securities. The fund will notify its shareholders at least 60 days before changing this policy. In addition to GNMA securities, the fund may invest in securities issued by the U.S. government or its other agencies and instrumentalities such as the Federal National Mortgage Association (Fannie Mae), Federal Home Loan Mortgage Corporation (Freddie Mac) and Federal Home Loan Banks (FHLBs).

The fund may also invest in mortgage-backed and asset-backed securities, collateralized mortgage obligations, repurchase agreements, corporate bonds and commercial paper. The fund also may invest in derivative instruments, principally futures contracts. The fund is not subject to any maturity or duration restrictions.

In addition, the fund may invest in other financial instruments or use other investment techniques, such as mortgage dollar rolls.

For temporary defensive purposes during unusual market conditions, the fund may invest up to 100% of its assets in cash, cash equivalents or other high quality short-term investments. When the fund engages in such activities, the fund would not be pursuing its investment strategy and, as a result, it may not achieve its investment goal.

The fund may buy and sell portfolio securities actively. If it does, its portfolio turnover rate and transaction costs will rise, which may lower fund performance and increase the likelihood of capital gain distributions.

Principal risks
The fund is subject to risks, any of which could cause you to lose money.

Market Risk. Bond markets rise and fall daily. As with any investment whose performance is tied to these markets, the value of your investment in the fund will fluctuate, which means that you could lose money.

Management Risk. As with all actively managed funds, the strategies of the fund’s investment adviser may not achieve their desired results. Poor stock selection or a focus on securities in a particular sector may cause the fund to underperform its benchmark or other funds with a similar investment objective.

Interest Rate Risk. The fund is subject to the risk that interest rates rise and fall over time. As with any investment whose yield reflects current interest rates, the fund’s yield will change over time. During periods when interest rates are low, the fund’s yield (and total return) also may be low. Changes in interest rates also may affect the fund’s share price: a sharp rise in interest rates could cause the fund’s share price to fall. The longer the fund’s duration, the more sensitive to interest rate movements its share price is likely to be.

Credit Risk. The fund is subject to the risk that a decline in the credit quality of a portfolio investment could cause the fund to lose money or underperform. The fund could lose money if the issuer of a portfolio investment fails to make timely principal or interest payments or otherwise honor its obligations. The negative perceptions of an issuer’s ability to make such payments could also cause the price of that investment to decline. The credit quality of the fund’s portfolio holdings can change rapidly in certain market environments and any default on the part of a single portfolio investment could cause the fund’s share price or yield to fall.

Although the fund invests primarily in GNMA securities, which are guaranteed by the full faith and credit of the U.S. Government, the fund may also invest in securities that are not guaranteed or insured by the U.S. Government. Issuers of securities such as Fannie Mae, Freddie Mac and FHLB maintain limited lines of credit with the U.S. Treasury. Other securities, such as obligations issued by the Federal Farm Credit Banks Funding Corporation (FFCB), are supported solely by the credit of the issuer. There can be no assurance that the U.S. government will provide financial support to securities of its agencies and instrumentalities if it is not obligated to do so under law. Also, any government guarantees on securities the fund owns do not extend to shares of the fund itself. Any default on the part of a portfolio investment could cause the fund’s share price or yield to fall.

On September 7, 2008, the U.S. Treasury announced a federal takeover of Fannie Mae and Freddie Mac, placing the two federal instrumentalities in conservatorship. The actions of the U.S. Treasury are intended to ensure that Fannie Mae and Freddie Mac maintain a positive net worth and meet their financial obligations, preventing mandatory triggering of receivership. No assurance can be given that the U.S. Treasury initiatives will be successful.

Liquidity Risk. Liquidity risk exists when particular investments are difficult to purchase or sell. The market for certain investments may become illiquid due to specific adverse changes in the conditions of a particular issuer or under adverse

Fund details 29

market or economic conditions independent of the issuer. The fund’s investments in illiquid securities may reduce the returns of the fund because it may be unable to sell the illiquid securities at an advantageous time or price. Further, transactions in illiquid securities may entail transaction costs that are higher than those for transactions in liquid securities.

Prepayment and Extension Risk. The fund’s investments are subject to the risk that the securities may be paid off earlier or later than expected. Either situation could cause the fund to hold securities paying lower-than-market rates of interest, which could hurt the fund’s yield or share price. In addition, rising interest rates tend to extend the duration of certain fixed income securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, the fund may exhibit additional volatility. This is known as extension risk. When interest rates decline, borrowers may pay off their fixed income securities sooner than expected. This can reduce the returns of the fund because the fund will have to reinvest that money at the lower prevailing interest rates. This is known as prepayment risk.

Derivatives Risk. Examples of derivatives are options, futures, options on futures, swaps and warrants. An option is the right to buy or sell an instrument at a specific price before a specific date. A future is an agreement to buy or sell a financial instrument at a specific price on a specific day. A swap is an agreement whereby two parties agree to exchange payment streams calculated in relation to a rate, index, instrument or certain securities and a predetermined amount. A credit default swap is an agreement in which the seller agrees to make a payment to the buyer in the event of a specified credit event in exchange for a fixed payment or series of fixed payments. A warrant is a security that gives the holder the right, but not the obligation, to subscribe for newly created equity issues of the issuing company or a related company at a fixed price either on a certain date or during a set period. Changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying security. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss. Warrants do not entitle a holder to dividends or voting rights with respect to the underlying security and do not represent any rights in the assets of the issuing company.

The fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Certain of these risks, such as liquidity risk, credit risk, leverage risk, market risk and management risk, are discussed elsewhere in this section. The fund’s use of derivatives is also subject to lack of availability risk, valuation risk, correlation risk and tax risk. Lack of availability risk is the risk that suitable derivative transactions may not be available in all circumstances for risk management or other purposes. Valuation risk is the risk that a particular derivative may be valued incorrectly. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Tax risk is the risk that the use of derivatives may cause the fund to realize higher amounts of short-term capital gain. These risks could cause the fund to lose more than the principal amount invested.

Mortgage Dollar Rolls Risk. Mortgage dollar rolls are transactions in which the fund sells mortgage-backed securities to a dealer and simultaneously agrees to repurchase similar securities in the future at a predetermined price. The fund’s mortgage dollar rolls could lose money if the price of the mortgage-backed securities sold falls below the agreed upon repurchase price, or if the counterparty is unable to honor the agreement.

Leverage Risk. Certain fund transactions, such as derivatives and mortgage dollar rolls, may give rise to a form of leverage and may expose the fund to greater risk. Leverage tends to magnify the effect of any decrease or increase in the value of the fund’s portfolio securities. The use of leverage may cause the fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations.

Lack of Governmental Insurance or Guarantee. An investment in the fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

Schwab Inflation Protected Fundtm

Investment objective
The fund seeks to provide total return and inflation protection.

Investment strategies
To pursue its goal, the fund normally invests at least 80% of its net assets in inflation-protected fixed income securities. Inflation-protected securities are fixed income securities that are structured to provide protection against inflation. The value of the bond’s principal or the interest paid on the bond is adjusted to track changes (up or down) in an official inflation measure. The U.S. Treasury, the largest domestic issuer of inflation-protected securities (i.e., Treasury Inflation Protected Securities (TIPS)), currently uses the non-seasonally adjusted U.S. City Average All Items Consumer

30 Fund details

Price Index for all Urban Consumers (CPI-U), published monthly by the Bureau of Labor Statistics as its inflation measure. Inflation protected bonds issued by foreign governments and U.S. or foreign corporations are generally adjusted to reflect a comparable measure of inflation determined by that government or corporation. The fund will notify its shareholders at least 60 days before changing this policy. The fund may invest in inflation-protected fixed income securities of any type, including those issued by the U.S. Government and its agencies and instrumentalities, foreign governments and their agencies and instrumentalities and U.S. and foreign corporations. The fund may invest in inflation-protected fixed income securities with effective or final maturities of any length. The fund invests primarily in investment grade securities, but may invest up to 5% of its net assets in below investment grade bonds (sometimes called junk bonds) that are rated, at the time of investment, at least B by at least one nationally recognized statistical rating organization (NRSRO) or are the unrated equivalent as determined by the investment adviser. The fund may invest up to 20% of its net assets in fixed income securities that are not structured to provide protection against inflation.

The fund also may invest in derivative instruments, principally futures contracts, and may lend its securities to certain financial institutions to earn additional income. The fund typically uses derivatives as a substitute for taking a position in the underlying security or as part of an overall strategy designed to reduce the fund’s risk exposure. A financial future is a contract to buy or sell a specific financial instrument at a specified price at a specific future time. In addition, the fund may invest in other financial instruments or use other investment techniques to seek to obtain market exposure to the securities in which it may invest.

For temporary defensive purposes during unusual market conditions, the fund may invest up to 100% of its assets in cash, cash equivalents or other high quality short-term investments. When the fund engages in such activities, the fund would not be pursuing its investment strategy and, as a result, it may not achieve its investment goal.

The fund may buy and sell portfolio securities actively. If it does, its portfolio turnover rate and transaction costs will rise, which may lower fund performance and increase the likelihood of capital gain distributions.

Principal risks
The fund is subject to risks, any of which could cause you to lose money.

Market Risk. Bond markets rise and fall daily. As with any investment whose performance is tied to these markets, the value of your investment in the fund will fluctuate, which means that you could lose money.

Management Risk. As with all actively managed funds, the strategies of the fund’s investment adviser may not achieve their desired results. Poor stock selection or a focus on securities in a particular sector may cause the fund to underperform its benchmark or other funds with a similar investment objective.

Inflation Protected Security Risk. The value of inflation-protected securities, including TIPS, generally will fluctuate in response to changes in “real” interest rates. Real interest rates represent nominal (or stated) interest rates reduced by the expected impact of inflation. The value of an inflation-protected security generally decreases when real interest rates rise and generally increase when real interest rates fall. In addition, the principal value of an inflation-protected security is periodically adjusted up or down along with the rate of inflation. If the measure of inflation falls, the principal value of the inflation-protected security will be adjusted downwards, and consequently, the interest payable on the security will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed by the United States Treasury in the case of TIPS. For securities that do not provide a similar guarantee, the adjusted principal value of the security to be repaid at maturity is subject to credit risk.

Interest Rate Risk. The fund is subject to the risk that interest rates rise and fall over time. As with any investment whose yield reflects current interest rates, the fund’s yield will change over time. During periods when interest rates are low, the fund’s yield (and total return) also may be low. Changes in interest rates also may affect the fund’s share price: a sharp rise in interest rates could cause the fund’s share price to fall. The longer the fund’s duration, the more sensitive to interest rate movements its share price is likely to be.

Credit Risk. The fund is subject to the risk that a decline in the credit quality of a portfolio investment could cause the fund’s share price to fall. Although the fund invests primarily in investment-grade securities, the fund could lose money if the issuer or guarantor of a portfolio investment or the counterparty to a derivatives contract fails to make timely principal or interest payments or otherwise honor its obligations.

Liquidity Risk. Liquidity risk exists when particular investments are difficult to purchase or sell. The market for certain investments may become illiquid due to specific adverse changes in the conditions of a particular issuer or under adverse market or economic conditions independent of the issuer. The fund’s investments in illiquid securities may reduce the returns of the fund because it may be unable to sell the illiquid securities at an advantageous time or price. Further,

Fund details 31

transactions in illiquid securities may entail transaction costs that are higher than those for transactions in liquid securities.

High Yield Risk. Funds that invest in high yield securities and unrated securities of similar credit quality (sometimes called junk bonds) may be subject to greater levels of credit and liquidity risk than funds that do not invest in such securities. These securities are considered predominately speculative with respect to the issuer’s continuing ability to make principal and interest payments. An economic downturn or period of rising interest rates could adversely affect the market for these securities and reduce a fund’s ability to sell these securities (liquidity risk). If the issuer of a security is in default with respect to interest or principal payments, a fund may lose its entire investment. Because of the risks involved in investing in high yield securities, an investment in a fund that invests in such securities should be considered speculative.

Foreign Investment Risk. Investments in securities of foreign issuers involve certain risks that are more significant than those associated with investments in securities of U.S. issuers. These include risks of adverse changes in foreign economic, political, regulatory and other conditions, or changes in currency exchange rates or exchange control regulations (including limitations on currency movements and exchanges). In certain countries, legal remedies available to investors may be more limited than those available with respect to investments in the United States. The securities of some foreign companies may be less liquid and at times more volatile than securities of comparable U.S. companies. A fund with foreign investments may also experience more rapid or extreme changes in value than a fund that invests solely in securities of U.S. companies because the securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. There also is the risk that the cost of buying, selling, and holding foreign securities, including brokerage, tax, and custody costs, may be higher than those involved in domestic transactions.

Derivatives Risk. Examples of derivatives are options, futures, options on futures, swaps and warrants. An option is the right to buy or sell an instrument at a specific price before a specific date. A future is an agreement to buy or sell a financial instrument at a specific price on a specific day. A swap is an agreement whereby two parties agree to exchange payment streams calculated in relation to a rate, index, instrument or certain securities and a predetermined amount. A credit default swap is an agreement in which the seller agrees to make a payment to the buyer in the event of a specified credit event in exchange for a fixed payment or series of fixed payments. A warrant is a security that gives the holder the right, but not the obligation, to subscribe for newly created equity issues of the issuing company or a related company at a fixed price either on a certain date or during a set period. Changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying security. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss. Warrants do not entitle a holder to dividends or voting rights with respect to the underlying security and do not represent any rights in the assets of the issuing company.

The fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Certain of these risks, such as liquidity risk, credit risk, leverage risk, market risk and management risk, are discussed elsewhere in this section. The fund’s use of derivatives is also subject to lack of availability risk, valuation risk, correlation risk and tax risk. Lack of availability risk is the risk that suitable derivative transactions may not be available in all circumstances for risk management or other purposes. Valuation risk is the risk that a particular derivative may be valued incorrectly. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Tax risk is the risk that the use of derivatives may cause the fund to realize higher amounts of short-term capital gain. These risks could cause the fund to lose more than the principal amount invested.

Leverage Risk. Certain fund transactions, such as derivatives, may give rise to a form of leverage and may expose the fund to greater risk. Leverage tends to magnify the effect of any decrease or increase in the value of the fund’s portfolio securities. The use of leverage may cause the fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations.

Lack of Governmental Insurance or Guarantee. An investment in the fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

Schwab® Premier Income Fund

Investment objective
The fund seeks high current income and may also seek capital appreciation.

The fund’s investment objective is not fundamental and therefore may be changed by the fund’s board of trustees without shareholder approval.

32 Fund details

Investment strategies
The fund invests primarily in fixed income instruments issued by U.S., non-U.S., and emerging market governments, governmental agencies, companies and entities and supranational entities of varying sectors, credit quality and maturities (bonds). The fund may also invest in income producing and non-income producing equity instruments (equities) issued by U.S., non-U.S., and emerging market companies and entities. The fund may invest all of its assets in a single country or in a small number of countries. The fund may invest in bonds and equities denominated in non-U.S. and emerging market currencies on a currency hedged or unhedged basis.

The fund may invest in fixed, variable or floating rate bonds of any kind, including, without limitation, government and agency bonds, corporate bonds, commercial and residential mortgage-backed securities, collateralized mortgage obligations, asset-backed securities, corporate loans, hybrid securities, loan interests and preferred and convertible securities. The fund may invest in investment-grade and below investment-grade bonds (sometimes called junk bonds) or their unrated equivalents as determined by the investment adviser and may invest all of its assets in either ratings category. The fund may invest in bonds having ultra-short, short, intermediate and long term maturities and may invest all of its assets in a single maturity category.

The fund may invest in equities of any kind, including, without limitation, common and preferred stocks, rights and warrants to purchase stocks, depository receipts, real estate investment trusts (REITs), exchange traded funds (ETFs) and other investment companies. The fund may in invest in micro-cap, small-cap, mid-cap and large-cap equities and may invest all of its assets in a single market capitalization category.

The fund also may invest all of its assets in derivatives of any kind, including, without limitation, futures contracts, options, short sales, swaps, and mortgage dollar rolls. The fund typically uses derivatives for risk management purposes and as a substitute for taking the position in an underlying asset.

The fund selects investments across and within various market sectors based on the investment adviser’s assessment of economic, market, political and industry conditions and analysis of each issuer. In making this determination, the investment adviser may consider a variety of factors that it determines to be relevant from time to time, such as projected interest rate movements, volatility forecasts, technical data, industry cycles, political events and the issuer’s financial condition, earning estimates, management and industry position.

The fund sells investments when the investment adviser believes it is appropriate to do so, regardless of how long the investments have been held. Such sales may cause the fund to experience high portfolio turnover and correspondingly increased transaction costs. The sales may also result in capital gain or loss, including short-term capital gain or loss. High portfolio turnover may adversely impact the fund’s performance.

The fund may hold all of its assets in cash, cash equivalents and other short-term investments for temporary or defensive purposes. The fund may utilize such tactics when the investment adviser believes that market or economic or political conditions are unfavorable for investors. Under such circumstances, the fund may not achieve its investment objective.

Principal risks
The fund is subject to risks, any of which could cause you to lose money.

Market Risk. Bond markets rise and fall daily. As with any investment whose performance is tied to these markets, the value of your investment in the fund will fluctuate, which means that you could lose money.

Management Risk. As with all actively managed funds, the strategies of the fund’s investment adviser may not achieve their desired results. Poor stock selection or a focus on securities in a particular sector may cause the fund to underperform its benchmark or other funds with a similar investment objective.

Interest Rate Risk. The fund is subject to the risk that interest rates rise and fall over time. As with any investment whose yield reflects current interest rates, the fund’s yield will change over time. During periods when interest rates are low, the fund’s yield (and total return) also may be low. Changes in interest rates also may affect the fund’s share price: a sharp rise in interest rates could cause the fund’s share price to fall. The longer the fund’s duration, the more sensitive to interest rate movements its share price is likely to be.

Credit Risk. The fund is subject to the risk that a decline in the credit quality of a portfolio investment could cause the fund’s share price to fall. Although the fund invests primarily in investment-grade securities, the fund could lose money if the issuer or guarantor of a portfolio investment or the counterparty to a derivatives contract fails to make timely principal or interest payments or otherwise honor its obligations.

Liquidity Risk. Liquidity risk exists when particular investments are difficult to purchase or sell. The market for certain investments may become illiquid due to specific adverse changes in the conditions of a particular issuer or under adverse

Fund details 33

market or economic conditions independent of the issuer. The fund’s investments in illiquid securities may reduce the returns of the fund because it may be unable to sell the illiquid securities at an advantageous time or price. Further, transactions in illiquid securities may entail transaction costs that are higher than those for transactions in liquid securities.

Prepayment and Extension Risk. The fund’s investments are subject to the risk that the securities may be paid off earlier or later than expected. Either situation could cause the fund to hold securities paying lower-than-market rates of interest, which could hurt the fund’s yield or share price. In addition, rising interest rates tend to extend the duration of certain fixed income securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, the fund may exhibit additional volatility. This is known as extension risk. When interest rates decline, borrowers may pay off their fixed income securities sooner than expected. This can reduce the returns of the fund because the fund will have to reinvest that money at the lower prevailing interest rates. This is known as prepayment risk.

High Yield Risk. Funds that invest in high yield securities and unrated securities of similar credit quality (sometimes called junk bonds) may be subject to greater levels of credit and liquidity risk than funds that do not invest in such securities. These securities are considered predominately speculative with respect to the issuer’s continuing ability to make principal and interest payments. An economic downturn or period of rising interest rates could adversely affect the market for these securities and reduce a fund’s ability to sell these securities (liquidity risk). If the issuer of a security is in default with respect to interest or principal payments, a fund may lose its entire investment. Because of the risks involved in investing in high yield securities, an investment in a fund that invests in such securities should be considered speculative.

Foreign Investment Risk. Investments in securities of foreign issuers involve certain risks that are more significant than those associated with investments in securities of U.S. issuers. These include risks of adverse changes in foreign economic, political, regulatory and other conditions, or changes in currency exchange rates or exchange control regulations (including limitations on currency movements and exchanges). In certain countries, legal remedies available to investors may be more limited than those available with respect to investments in the United States. The securities of some foreign companies may be less liquid and at times more volatile than securities of comparable U.S. companies. A fund with foreign investments may also experience more rapid or extreme changes in value than a fund that invests solely in securities of U.S. companies because the securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. There also is the risk that the cost of buying, selling, and holding foreign securities, including brokerage, tax, and custody costs, may be higher than those involved in domestic transactions.

Currency Risk. As a result of its investments in securities denominated in, and/or receiving revenues in, foreign currencies, the fund will be subject to currency risk. This is the risk that those currencies will decline in value relative to the U.S. Dollar, or, in the case of hedging positions, that the U.S. Dollar will decline in value relative to the currency hedged. In either event, the dollar value of an investment in the fund would be adversely affected. Currency exchange rates may fluctuate in response to factors extrinsic to that country’s economy, which makes the forecasting of currency market movements extremely difficult. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. These can result in losses to the fund if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Forward contracts on foreign currencies are not traded on exchanges; rather, a bank or dealer will act as agent or as principal in order to make or take future delivery of a specified lot of a particular currency for the fund’s account. The fund is subject to the risk of a principal’s failure, inability or refusal to perform with respect to such contracts.

Emerging Markets Risk. Emerging markets may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. Emerging market countries often have less uniformity in accounting and reporting requirements, unreliable securities valuation and greater risk associated with the custody of securities. It is sometimes difficult to obtain and enforce court judgments in such countries and there is often a greater potential for nationalization and/or expropriation of assets by the government of an emerging market country. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than in other countries. As a result, there will tend to be an increased risk of price volatility associated with the fund’s investments in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar.

Equity Risk. The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such

34 Fund details

companies may suffer a decline in response. In addition, the equity market tends to move in cycles, which may cause stock prices to fall over short or extended periods of time.

Large- and Mid-Cap Risk. Both large- and mid-cap stocks tend to go in and out of favor based on market and economic conditions. However, stocks of mid-cap companies tend to be more volatile than those of large-cap companies because mid-cap companies tend to be more susceptible to adverse business or economic events than larger more established companies. During a period when large- and mid-cap U.S. stocks fall behind other types of investments — small-cap stocks, for instance — the fund’s large- and mid-cap holdings could reduce performance.

Small-Cap Risk. Historically, small-cap stocks have been riskier than large- and mid-cap stocks. Stock prices of smaller companies may be based in substantial part on future expectations rather than current achievements and may move sharply, especially during market upturns and downturns. Small-cap companies themselves may be more vulnerable to adverse business or economic events than larger, more established companies. During a period when small-cap stocks fall behind other types of investments — large-cap stocks, for instance — the fund’s small-cap holdings could reduce performance.

Convertible Securities Risk. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exercised for a prescribed amount of common stock at a specified time and price. Convertible securities provide an opportunity for equity participation, with the potential for a higher dividend or interest yield and lower price volatility compared to common stock. The value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline, and the credit standing of the issuer. The price of a convertible security will also normally vary in some proportion to changes in the price of the underlying common stock because of the conversion or exercise feature.

Derivatives Risk. Examples of derivatives are options, futures, options on futures, swaps and warrants. An option is the right to buy or sell an instrument at a specific price before a specific date. A future is an agreement to buy or sell a financial instrument at a specific price on a specific day. A swap is an agreement whereby two parties agree to exchange payment streams calculated in relation to a rate, index, instrument or certain securities and a predetermined amount. A credit default swap is an agreement in which the seller agrees to make a payment to the buyer in the event of a specified credit event in exchange for a fixed payment or series of fixed payments. A warrant is a security that gives the holder the right, but not the obligation, to subscribe for newly created equity issues of the issuing company or a related company at a fixed price either on a certain date or during a set period. Changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying security. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss. Warrants do not entitle a holder to dividends or voting rights with respect to the underlying security and do not represent any rights in the assets of the issuing company.

The fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Certain of these risks, such as liquidity risk, credit risk, leverage risk, market risk and management risk, are discussed elsewhere in this section. The fund’s use of derivatives is also subject to lack of availability risk, valuation risk, correlation risk and tax risk. Lack of availability risk is the risk that suitable derivative transactions may not be available in all circumstances for risk management or other purposes. Valuation risk is the risk that a particular derivative may be valued incorrectly. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Tax risk is the risk that the use of derivatives may cause the fund to realize higher amounts of short-term capital gain. These risks could cause the fund to lose more than the principal amount invested.

Short sales risk. Short sales are transactions in which the fund sells a security it does not own. To complete a short sale, the fund must borrow the security to deliver to the buyer. The fund is then obligated to replace the borrowed security by purchasing the security at the market price at the time of replacement. This price may be more or less than the price at which the security was sold by the fund and the fund will incur a loss if the price of the security sold short increases between the time of the short sale and the time the fund replaces the borrowed security.

Mortgage Dollar Rolls Risk. Mortgage dollar rolls are transactions in which the fund sells mortgage-backed securities to a dealer and simultaneously agrees to repurchase similar securities in the future at a predetermined price. The fund’s mortgage dollar rolls could lose money if the price of the mortgage-backed securities sold falls below the agreed upon repurchase price, or if the counterparty is unable to honor the agreement.

Leverage Risk. Certain fund transactions, such as derivatives, short sales and mortgage dollar rolls, may give rise to a form of leverage and may expose the fund to greater risk. Leverage tends to magnify the effect of any decrease or increase in the

Fund details 35

value of the fund’s portfolio securities. The use of leverage may cause the fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations.

REITs Risk. The fund’s investments in REITs will be subject to the risks associated with the direct ownership of real estate. Risks commonly associated with the direct ownership of real estate include fluctuations in the value of underlying properties, defaults by borrowers or tenants, access to capital changes in interest rates and risks related to general or local economic conditions. In addition to the risks associated with investing in securities of real estate companies, REITs are subject to certain additional risks. Equity REITs may be affected by changes in the value of the underlying properties owned by the trusts, and mortgage REITs may be affected by the quality of any credit extended. Further, REITs are dependent upon specialized management skills and may have their investments in relatively few properties, or in a small geographic area or a single property type. REITs are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidation. In addition, REITs could possibly fail to qualify for tax free pass-through of income under the Internal Revenue Code, or to maintain their exemptions from registration under the Investment Company Act of 1940. The failure of a company to qualify as a REIT under federal tax law may have adverse consequences to the fund. The above factors may also adversely affect a borrower’s or a lessee’s ability to meet its obligations to the REIT. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments. In addition, REITs have their own expenses, and the fund will bear a proportionate share of those expenses.

Exchange Traded Fund (ETF) Risk. The fund may purchase shares of ETFs to gain exposure to a particular portion of the market while awaiting an opportunity to purchase securities directly. When the fund invests in an ETF, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the ETF’s expenses. Therefore, it may be more costly to own an ETF than to own the underlying securities directly. In addition, while the risks of owning shares of an ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, lack of liquidity in an ETF can result in its value being more volatile than the underlying portfolio securities.

Lack of Governmental Insurance or Guarantee. An investment in the fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

Schwab YieldPlus Fund®

Investment objective
The fund seeks high current income with minimal changes in share price.

Investment strategies
To pursue its goal, the fund primarily invests in investment-grade bonds (high and certain medium quality, AAA to BBB- or the unrated equivalent as determined by the investment adviser). The fund may invest in bonds from diverse market sectors based on changing economic, market, industry and issuer conditions. The fund may invest in fixed, variable or floating rate bonds issued by U.S. and non-U.S. issuers including, without limitation, Treasuries and agency securities, corporate bonds, commercial and residential mortgage-backed securities, collateralized mortgage obligations, asset-backed securities, corporate loans, preferred and convertible securities. To help maintain share price stability and preserve investor capital, the fund seeks to maintain an average portfolio duration of one year or less.

The fund’s investment strategy is designed to offer higher yields than a money market fund while seeking minimal changes in share price. The fund is an ultra-short bond fund and is not a money market fund. The fund has a higher risk profile than a money market fund and, unlike a money market fund, its share price will fluctuate. As an ultra-short bond fund, the fund is not subject to the maturity, credit or diversification limitations of a money market fund and may invest in financial instruments that a money market fund may not purchase. For example, the fund may invest in bonds with effective or final maturities of any length and may invest up to 5% of its assets in below investment grade bonds (sometimes called junk bonds) that are rated, at the time of investment, at least B by at least one nationally recognized statistical rating organization (NRSRO) or are the unrated equivalent as determined by the investment adviser. If a bond is downgraded below B or the unrated equivalent, the fund may continue to hold it unless the risk of holding the bond is unacceptable when compared to the bond’s total return potential.

The fund may invest in derivatives including, without limitation, futures, options and swaps (including credit default swaps), which relate to fixed income securities, interest rates and other assets and related indices. A derivative is a financial contract whose value depends upon or is derived from the value of an underlying asset, reference rate or index. The fund typically uses derivatives for risk management purposes and as a substitute for taking the position in an underlying asset. The fund also may use investment techniques such as short sales, reverse repurchase agreements and dollar rolls. Please see

36 Fund details

the Principal risks section for a description of these investments. In addition, the fund may seek to obtain market exposure to certain financial instruments by investing in a series of purchase and sale contracts.

The fund may buy and sell portfolio securities actively. If it does, its portfolio turnover rate and transaction costs will rise, which may lower fund performance and increase the likelihood of capital gain distributions.

Principal risks
The fund is subject to risks, any of which could cause you to lose money.

Market Risk. Bond markets rise and fall daily. As with any investment whose performance is tied to these markets, the value of your investment in the fund will fluctuate, which means that you could lose money.

Management Risk. As with all actively managed funds, the strategies of the fund’s investment adviser may not achieve their desired results. Poor stock selection or a focus on securities in a particular sector may cause the fund to underperform its benchmark or other funds with a similar investment objective.

Interest Rate Risk. The fund is subject to the risk that interest rates rise and fall over time. As with any investment whose yield reflects current interest rates, the fund’s yield will change over time. During periods when interest rates are low, the fund’s yield (and total return) also may be low. Changes in interest rates also may affect the fund’s share price: a sharp rise in interest rates could cause the fund’s share price to fall. The longer the fund’s duration, the more sensitive to interest rate movements its share price is likely to be.

Credit Risk. The fund is subject to the risk that a decline in the credit quality of a portfolio investment could cause the fund’s share price to fall. Although the fund invests primarily in investment-grade securities, the fund could lose money if the issuer or guarantor of a portfolio investment or the counterparty to a derivatives contract fails to make timely principal or interest payments or otherwise honor its obligations.

Liquidity Risk. Liquidity risk exists when particular investments are difficult to purchase or sell. The market for certain investments may become illiquid due to specific adverse changes in the conditions of a particular issuer or under adverse market or economic conditions independent of the issuer. The fund’s investments in illiquid securities may reduce the returns of the fund because it may be unable to sell the illiquid securities at an advantageous time or price. Further, transactions in illiquid securities may entail transaction costs that are higher than those for transactions in liquid securities.

Prepayment and Extension Risk. The fund’s investments are subject to the risk that the securities may be paid off earlier or later than expected. Either situation could cause the fund to hold securities paying lower-than-market rates of interest, which could hurt the fund’s yield or share price. In addition, rising interest rates tend to extend the duration of certain fixed income securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, the fund may exhibit additional volatility. This is known as extension risk. When interest rates decline, borrowers may pay off their fixed income securities sooner than expected. This can reduce the returns of the fund because the fund will have to reinvest that money at the lower prevailing interest rates. This is known as prepayment risk.

Convertible Securities Risk. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exercised for a prescribed amount of common stock at a specified time and price. Convertible securities provide an opportunity for equity participation, with the potential for a higher dividend or interest yield and lower price volatility compared to common stock. The value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline, and the credit standing of the issuer. The price of a convertible security will also normally vary in some proportion to changes in the price of the underlying common stock because of the conversion or exercise feature.

High Yield Risk. Funds that invest in high yield securities and unrated securities of similar credit quality (sometimes called junk bonds) may be subject to greater levels of credit and liquidity risk than funds that do not invest in such securities. These securities are considered predominately speculative with respect to the issuer’s continuing ability to make principal and interest payments. An economic downturn or period of rising interest rates could adversely affect the market for these securities and reduce a fund’s ability to sell these securities (liquidity risk). If the issuer of a security is in default with respect to interest or principal payments, a fund may lose its entire investment. Because of the risks involved in investing in high yield securities, an investment in a fund that invests in such securities should be considered speculative.

Foreign Investment Risk. Investments in securities of foreign issuers involve certain risks that are more significant than those associated with investments in securities of U.S. issuers. These include risks of adverse changes in foreign economic, political, regulatory and other conditions, or changes in currency exchange rates or exchange control regulations (including limitations on currency movements and exchanges). In certain countries, legal remedies available to investors may be more

Fund details 37

limited than those available with respect to investments in the United States. The securities of some foreign companies may be less liquid and at times more volatile than securities of comparable U.S. companies. A fund with foreign investments may also experience more rapid or extreme changes in value than a fund that invests solely in securities of U.S. companies because the securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. There also is the risk that the cost of buying, selling, and holding foreign securities, including brokerage, tax, and custody costs, may be higher than those involved in domestic transactions.

Derivatives Risk. Examples of derivatives are options, futures, options on futures, swaps and warrants. An option is the right to buy or sell an instrument at a specific price before a specific date. A future is an agreement to buy or sell a financial instrument at a specific price on a specific day. A swap is an agreement whereby two parties agree to exchange payment streams calculated in relation to a rate, index, instrument or certain securities and a predetermined amount. A credit default swap is an agreement in which the seller agrees to make a payment to the buyer in the event of a specified credit event in exchange for a fixed payment or series of fixed payments. A warrant is a security that gives the holder the right, but not the obligation, to subscribe for newly created equity issues of the issuing company or a related company at a fixed price either on a certain date or during a set period. Changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying security. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss. Warrants do not entitle a holder to dividends or voting rights with respect to the underlying security and do not represent any rights in the assets of the issuing company.

The fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Certain of these risks, such as liquidity risk, credit risk, leverage risk, market risk and management risk, are discussed elsewhere in this section. The fund’s use of derivatives is also subject to lack of availability risk, valuation risk, correlation risk and tax risk. Lack of availability risk is the risk that suitable derivative transactions may not be available in all circumstances for risk management or other purposes. Valuation risk is the risk that a particular derivative may be valued incorrectly. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Tax risk is the risk that the use of derivatives may cause the fund to realize higher amounts of short-term capital gain. These risks could cause the fund to lose more than the principal amount invested.

Mortgage Dollar Rolls Risk. Mortgage dollar rolls are transactions in which the fund sells mortgage-backed securities to a dealer and simultaneously agrees to repurchase similar securities in the future at a predetermined price. The fund’s mortgage dollar rolls could lose money if the price of the mortgage-backed securities sold falls below the agreed upon repurchase price, or if the counterparty is unable to honor the agreement.

Leverage risk. Certain fund transactions, such as derivatives, reverse repurchase agreements or mortgage dollar rolls, may give rise to a form of leverage and may expose the fund to greater risk. Leverage tends to magnify the effect of any decrease or increase in the value of the fund’s portfolio securities. The use of leverage may cause the fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations.

Lack of Governmental Insurance or Guarantee. An investment in the fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

Portfolio holdings
A description of the funds’ policies and procedures with respect to the disclosure of a fund’s portfolio securities is available in the Statement of Additional Information.

38 Fund details

Financial highlights

This section provides further details about each fund’s financial history for the past five years or, if shorter, for its period of operations. Certain information reflects financial results for a single fund share. “Total return” shows the percentage that an investor in a fund would have earned or lost during a given period, assuming all distributions were reinvested. Each fund’s independent registered public accounting firm, PricewaterhouseCoopers LLP, audited these figures. Their full report is included in the fund’s annual report (see back cover).

Schwab Short-Term Bond Market Fund

	9/1/09–	9/1/08–	9/1/07–	9/1/06–	9/1/05–
	8/31/10	8/31/09	8/31/08	8/31/07	8/31/06
Per-Share Data ($)

Net asset value at beginning of period	8.93	9.30	9.84	9.91	10.05

Income (loss) from investment operations:
Net investment income (loss)	0.18	0.29	0.44	0.49	0.42
Net realized and unrealized gains (losses)	0.26	(0.37)	(0.54)	(0.07)	(0.14)

Total from investment operations	0.44	(0.08)	(0.10)	0.42	0.28
Less distributions:
Distributions from net investment income	(0.18)	(0.29)	(0.44)	(0.49)	(0.42)

Net asset value at end of period	9.19	8.93	9.30	9.84	9.91

Total return (%)	4.92	(0.85)	(1.11)	4.33	2.87
Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses	0.55	0.55	0.55	0.56 [1]	0.55
Gross operating expenses	0.62	0.62	0.59	0.58	0.57
Net investment income (loss)	1.95	3.23	4.62	4.94	4.18
Portfolio turnover rate	173	231	351	225	171
Net assets, end of period ($ x 1,000,000)	258	261	346	569	604

[1]	The ratio of net operating expenses would have been 0.55%, if interest expense had not been included.

Financial highlights 39

Schwab Total Bond Market Fundtm

	9/1/09–	9/1/08–	9/1/07–	9/1/06–	9/1/05–
	8/31/10	8/31/09	8/31/08	8/31/07	8/31/06
Per-Share Data ($)

Net asset value at beginning of period	8.96	9.16	9.72	9.76	10.10

Income (loss) from investment operations:
Net investment income (loss)	0.29	0.37	0.48	0.51	0.47
Net realized and unrealized gains (losses)	0.48	(0.20)	(0.56)	(0.04)	(0.31)

Total from investment operations	0.77	0.17	(0.08)	0.47	0.16
Less distributions:
Distributions from net investment income	(0.31)	(0.37)	(0.48)	(0.51)	(0.47)
Distributions from net realized gains	—	—	—	—	(0.03)

Total distributions	(0.31)	(0.37)	(0.48)	(0.51)	(0.50)

Net asset value at end of period	9.42	8.96	9.16	9.72	9.76

Total return (%)	8.76	2.04	(0.91)	4.90	1.66
Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses	0.55	0.55	0.52	0.53	0.53
Gross operating expenses	0.58 [1]	0.63	0.52	0.53	0.53
Net investment income (loss)	3.21	4.18	5.03	5.16	4.68
Portfolio turnover rate	155	472	433	311	221
Net assets, end of period ($ x 1,000,000)	929	912	1,260	1,534	1,233

[1]	The ratio of gross operating expenses would have been 0.55%, if certain non-routine expenses (litigation fees) had not been incurred.

40 Financial highlights

Schwab GNMA Fundtm

On August 10, 2009, the Investor Share class and Select Share class were combined into a single class of shares of the fund, and the fund no longer offers multiple classes of shares. The financial history of the fund is that of the fund’s former Select Shares. Accordingly, the financial highlights of the fund’s former Select Shares are shown below.

	9/1/09–	9/1/08–	9/1/07–	9/1/06–	9/1/05–
	8/31/10	8/31/09[1]	8/31/08	8/31/07	8/31/06
Per-Share Data ($)

Net asset value at beginning of period	10.06	9.67	9.45	9.44	9.72

Income (loss) from investment operations:
Net investment income (loss)	0.29	0.39	0.42	0.46	0.43
Net realized and unrealized gains (losses)	0.40	0.41	0.24	0.03	(0.25)

Total from investment operations	0.69	0.80	0.66	0.49	0.18
Less distributions:
Distributions from net investment income	(0.35)	(0.41)	(0.44)	(0.48)	(0.46)

Net asset value at end of period	10.40	10.06	9.67	9.45	9.44

Total return (%)	7.00	8.39	7.06	5.36	1.93
Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses	0.55	0.55	0.55	0.55	0.55
Gross operating expenses	0.63	0.68	0.81	0.95	0.84
Net investment income (loss)	2.66	3.56	4.22	4.87	4.49
Portfolio turnover rate	264	614	518	186	126
Net assets, end of period ($ x 1,000,000)	578	279	59	22	23

[1]	Effective on August 10, 2009 all outstanding Investor Shares were converted into Select Shares. The figures in the Financial Highlights reflect only the remaining share class.

Financial highlights 41

Schwab Inflation Protected Fundtm

On August 10, 2009, the Investor Share class and Select Share class were combined into a single class of shares of the fund, and the fund no longer offers multiple classes of shares. The financial history of the fund is that of the fund’s former Select Shares. Accordingly, the financial highlights of the fund’s former Select Shares are shown below.

	9/1/09–	9/1/08–	9/1/07–	9/1/06–	3/31/06[2]–
	8/31/10	8/31/09[1]	8/31/08	8/31/07	8/31/06
Per-Share Data ($)

Net asset value at beginning of period	10.05	10.35	9.90	10.01	10.00

Income (loss) from investment operations:
Net investment income (loss)	0.23 [3]	0.03 [3]	0.63	0.45	0.30
Net realized and unrealized gains (losses)	0.77	(0.20)	0.45	(0.11)	0.01

Total from investment operations	1.00	(0.17)	1.08	0.34	0.31
Less distributions:
Distributions from net investment income	(0.15)	(0.02)	(0.63)	(0.45)	(0.30)
Distributions from net realized gains	—	(0.07)	(0.00)[4]	—	—
Return of capital	—	(0.04)	—	—	—

Total distributions	(0.15)	(0.13)	(0.63)	(0.45)	(0.30)

Net asset value at end of period	10.90	10.05	10.35	9.90	10.01

Total return (%)	9.93	(1.54)	11.02	3.51	3.11	[5]
Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses	0.50	0.50	0.50	0.50	0.36	[6]
Gross operating expenses	0.62	0.59	0.59	0.71	0.76	[6]
Net investment income (loss)	2.16	0.30	6.50	5.16	7.06	[6]
Portfolio turnover rate	67	78	63	35	2	[5]
Net assets, end of period ($ x 1,000,000)	204	278	259	119	44

[1]	Effective on August 10, 2009 all outstanding Investor Shares were converted into Select Shares. The figures in the Financial Highlights reflect only the remaining share class.

[2]	Commencement of operations.

[3]	Calculated based on the average shares outstanding during the period.

[4]	Amount less than $0.01.

[5]	Not annualized.

[6]	Annualized.

42 Financial highlights

Schwab® Premier Income Fund

On August 10, 2009, the Investor Share class and Select Share class were combined into a single class of shares of the fund, and the fund no longer offers multiple classes of shares. The financial history of the fund is that of the fund’s former Select Shares. Accordingly, the financial highlights of the fund’s former Select Shares are shown below.

	9/1/09–	9/1/08–	10/31/07[2]–
	8/31/10	8/31/09[1]	8/31/08
Per-Share Data ($)

Net asset value at beginning of period	9.89	9.95	10.00

Income (loss) from investment operations:
Net investment income (loss)	0.50	0.71	0.44
Net realized and unrealized gains (losses)	0.58	(0.07)	(0.03)

Total from investment operations	1.08	0.64	0.41
Less distributions:
Distributions from net investment income	(0.54)	(0.70)	(0.46)

Net asset value at end of period	10.43	9.89	9.95

Total return (%)	11.16	7.03	4.13	[3]
Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses	0.62	0.63	0.54	[4]
Gross operating expenses	0.63	0.75	0.74	[4]
Net investment income (loss)	4.71	7.90	5.53	[4]
Portfolio turnover rate	173	496	374	[3]
Net assets, end of period ($ x 1,000,000)	459	261	47

[1]	Effective on August 10, 2009, all outstanding Investor Shares and Select Shares were converted into Institutional Shares. The figures in the Financial Highlights reflect only the remaining share class.

[2]	Commencement of operations.

[3]	Not annualized.

[4]	Annualized.

Financial highlights 43

Schwab YieldPlus Fund

On August 10, 2009, the Investor Share class and Select Share class were combined into a single class of shares of the fund, and the fund no longer offers multiple classes of shares. The financial history of the fund is that of the fund’s former Select Shares. Accordingly, the financial highlights of the fund’s former Select Shares are shown below.

	9/1/09–		9/1/08–	9/1/07–	9/1/06–	9/1/05–
	8/31/10		8/31/09[1]	8/31/08	8/31/07	8/31/06
Per-Share Data ($)

Net asset value at beginning of period	4.81		6.19	9.41	9.66	9.68

Income (loss) from investment operations:
Net investment income (loss)	0.05		0.23	0.40	0.52	0.46
Net realized and unrealized gains (losses)	0.02		(1.38)	(3.20)	(0.24)	(0.02)

Total from investment operations	0.07		(1.15)	(2.80)	0.28	0.44
Less distributions:
Distributions from net investment income	(0.05)		(0.23)	(0.42)	(0.53)	(0.46)

Net asset value at end of period	4.83		4.81	6.19	9.41	9.66

Total return (%)	1.38		(18.72)	(30.67)	2.85	4.69
Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses	0.43		0.43	0.42	0.43	0.43
Gross operating expenses	25.92	[2]	3.34 [3]	0.44	0.43	0.43
Net investment income (loss)	0.97		4.50	5.47	5.42	4.80
Portfolio turnover rate	104		81	83	188	54
Net assets, end of period ($ x 1,000,000)	159		219	350	9,552	7,319

[1]	Effective on August 10, 2009 all outstanding Investor Shares were converted into Select Shares. The figures in the Financial Highlights reflect only the remaining share class.

[2]	The ratio of gross operating expenses would have been 0.69%, if certain non-routine expenses (litigation fees) had not been incurred.

[3]	The ratio of gross operating expenses would have been 0.54%, if certain non-routine expenses (litigation fees) had not been incurred.

44 Financial highlights

Fund management

The investment adviser for the funds is Charles Schwab Investment Management, Inc. (“CSIM” or the “adviser”), 211 Main Street, San Francisco, CA 94105. Founded in 1989, the firm today serves as investment adviser for all of the Schwab Funds®, Laudus Funds® and Schwab ETFstm. As of October 31, 2010, CSIM managed 84 funds and approximately $188 billion in assets.

As the investment adviser, CSIM oversees the asset management and administration of the funds. As compensation for these services, the firm receives a management fee from the funds. For the 12 months ended 8/31/10, these fees were 0.24% for the Schwab Short-Term Bond Market Fundtm, 0.25% for the Schwab Total Bond Market Fundtm, 0.23% for the Schwab GNMA Fundtm, 0.19% for the Schwab Inflation Protected Fundtm, 0.30% for the Schwab® Premier Income Fund and 0.00% for the Schwab YieldPlus Fund®. These figures, which are expressed as a percentage of each fund’s average daily net assets, represent the actual amounts paid, including the effects of reductions.

A discussion regarding the basis for the Board of Trustees’ approval of the funds’ investment advisory agreements is available in the funds’ August 31, 2010 annual report, which covers the period September 1, 2009 through August 31, 2010.

Matthew Hastings, CFA, a managing director and portfolio manager of the investment adviser, has day-to-day co-responsibility for the management of the funds. He joined the firm in 1999 and has worked in fixed-income asset management since 1996.

Steven Hung, a managing director and portfolio manager of the investment adviser, has day-to-day co-responsibility for the management of the funds. He joined the firm in 1998 and has worked in fixed-income asset management since 1999.

Alfonso Portillo, Jr., a managing director and portfolio manager of the investment adviser, has day-to-day co-responsibility for the management of the funds. He joined the firm in 2007 and has worked in fixed-income and asset management since 1996.

Steven Chan, CFA, a portfolio manager of the investment adviser, has day-to-day co-responsibility for the management of the funds. He joined the firm in 1996 and has been performing portfolio analytic and operational support since 2004 prior to moving to his current role in 2007.

Brandon Matsui, CFA, a portfolio manager of the investment adviser, has day-to-day responsibility for the co-management of the funds. He joined the firm in June 2010. Prior to joining the firm, he was an associate portfolio manager at a large financial services firm for one year. Prior to that, he was a risk analytics manager of institutional investor accounts at a large investment management firm for four years.

Additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the funds is available in the Statement of Additional Information.

Legal Proceedings

Schwab Yield Plus Fund
The Schwab YieldPlus Fund is the subject of consolidated class action litigation and regulatory investigations. The fund is designed to invest in a variety of fixed income instruments, including corporate bonds, asset-backed securities, mortgage-backed securities and other fixed income investments. The credit crisis that began in mid-2007 led to a decline in the value of a majority of fixed income investments market wide. As a result, certain clients who chose to invest in the fund experienced a decline in their investments, leading to the litigation.

Nine class action lawsuits were filed between March and May 2008 on behalf of investors in the Schwab YieldPlus Fund alleging violations of state law and federal securities law in connection with the fund’s investment policy, disclosures and marketing. These cases were consolidated in a single action on July 3, 2008, in the U.S. District Court for the Northern District of California. Specific allegations include changes to the investment policy of the fund regarding limits on

Fund management 45

positions in mortgage-backed securities without obtaining a shareholder vote; inadequate disclosure of the risks associated with fund investments in mortgage-backed securities and fund risk management; inaccurate reporting of the fund’s weighted-average duration; and failure to disclose redemptions of positions in the fund by other Schwab investment funds. The lawsuit seeks unspecified compensatory and rescission damages, unspecified equitable and injunctive relief, and costs and attorneys’ fees. Defendants named in the lawsuit include the fund itself, the trust, CSIM, Charles Schwab & Co., Inc. (“Schwab”), The Charles Schwab Corporation, Charles R. Schwab, Randall W. Merk (Mr. Merk resigned as Director, President and Chief Executive Officer (“CEO”) of CSIM and President, CEO and Chief Investment Officer (“CIO”) of the Schwab Funds, including the trust, on December 1, 2010.), and current and former trustees and officers of the fund and/or Schwab. On February 4, 2009, the court denied defendants’ motion to dismiss plaintiffs’ federal law claims and dismissed all but one state law claim. On August 21, 2009, the court certified two classes of plaintiffs for purposes of the federal law claims and a single class of plaintiffs for purposes of the remaining state law claim.

On March 30, 2010, the court granted plaintiffs’ motion for summary judgment holding defendants liable for plaintiffs’ state law claim regarding changes to the investment policy of the fund, which plaintiffs alleged were made without shareholder approval in violation of Section 13(a) of the Investment Company Act of 1940. On April 5, 2010, defendants filed a motion for interlocutory appeal of this ruling, which the court denied at a hearing on April 26, 2010. On April 8, 2010, the court issued an order denying defendants’ motion for summary judgment on plaintiffs’ federal law claims. On April 23, 2010, the fund and several of the other defendants entered into a settlement agreement with plaintiffs, and without admitting liability, agreed to a total of $200 million to resolve plaintiffs’ federal law claims. On May 14, 2010, the fund and several of the other defendants entered into a settlement agreement with plaintiffs, and without admitting liability, agreed to resolve plaintiffs’ state law claim for $35 million. The settlement agreements were preliminarily approved by the court on May 26, 2010. On October 14, 2010, the court issued an opinion holding that federal securities law class members resident outside of California would not be precluded under the preliminary settlement agreements from bringing a further claim under California law against the defendants. On November 8, 2010, defendants notified plaintiffs that defendants were invoking the termination provisions of the settlement agreements. Defendants also filed with the court a notice of withdrawal from the original motions filed jointly by plaintiffs and defendants for final approval of the settlements. On November 24, 2010, the court preliminarily approved an amendment to the original settlement agreements, subject to a final fairness hearing on February 11, 2011. The amendment preserves the original settlements but releases defendants from any further claims those class members could assert and provides those class members an opportunity to opt-out of the settlements and pursue separate claims. The defendants’ total settlement liability will be reduced by the amounts that opting-out class members would have otherwise received under the settlements. The fund expensed $38,829,570 in connection with the lawsuit, reflecting the preliminary settlements, all of which was reimbursed by the fund’s insurance company. The fund’s expenses related to the preliminary settlements were non-routine and would not have been subject to the expense limitation agreement; however, CSIM and its affiliates have voluntarily agreed to include these expenses under the expense limitation agreement. This voluntary agreement is in addition to CSIM’s contractual agreement to advance the fund certain litigation expenses in connection with certain legal matters (excluding amounts paid in connection with judgments and settlements) to the extent necessary to maintain the expense limitations. The expenses advanced pursuant to the contractual agreement are subject to reimbursement by the fund to the extent the expenses are subsequently paid or reimbursed to the fund by its insurance carriers. The fund will continue to evaluate any further litigation expense pending final resolution of the litigation; actual liability could be higher or lower than the amount expensed.

On March 2, 2010, in the Superior Court of California for the County of San Francisco, a shareholder derivative lawsuit was filed on behalf of the fund. Defendants named in the lawsuit include the trust, CSIM, Schwab, Charles R. Schwab, Randall W. Merk (former President, CEO and CIO of the trust) and current and former trustees and officers of the fund and/or Schwab. Specific allegations include changes to the investment policy of the fund regarding limits on positions in mortgage-backed securities without properly notifying shareholders and without obtaining a shareholder vote. On March 11, 2010, the parties agreed to enter into a stay of the shareholder derivative lawsuit pending the resolution of the parallel class action lawsuit.

Separately, the fund has been responding to investigations by federal and state regulators regarding these matters. On October 14, 2009, the trust received a Wells notice from the staff of the Securities and Exchange Commission (“SEC”) regarding the staff’s preliminary determination to recommend the filing of a civil enforcement action against the trust, CSIM, Schwab, and Randall W. Merk (former President, CEO and CIO of the trust) (the “Schwab Parties”) for possible violations of the securities laws with respect to the fund. On October 27, 2009, the trust also received a Wells notice from FINRA regarding a preliminary determination to recommend disciplinary action against the Schwab Parties for possible violation of securities laws and FINRA rules with respect to the fund. The Schwab Parties have responded to the notices to explain why they believe enforcement charges are unwarranted, and have been in discussions with the SEC and FINRA staff and state regulators regarding potential settlement of civil regulatory charges. Given the status of those discussions,

46 Fund management

the Schwab Parties are unable to predict whether a settlement with the SEC or other regulators is probable, or to estimate the range of any potential liability, and therefore has not established a reserve in connection therewith. Although the Schwab Parties believe they have strong defenses if enforcement proceedings were instituted, any adverse judgment could result in the imposition of disgorgement, penalties, and other monetary and injunctive relief against the Schwab Parties.

Schwab Total Bond Market Fund
On August 28, 2008, a class action lawsuit was filed in the U.S. District Court for the Northern District of California on behalf of investors in the Schwab Total Bond Market Fund. The lawsuit, which alleged violations of state law and federal securities law in connection with the fund’s investment policy, named the trust, the fund, CSIM and Schwab as defendants. Allegations included that the fund deviated from its benchmark and improperly invested more than 25% of fund assets in collateralized mortgage obligations (CMOs) and mortgage-backed securities without obtaining a shareholder vote. A first amended complaint filed on March 2, 2009, named the trust and CSIM as defendants and added a claim for violation of California Business and Professions Code Sec. 17200. On April 27, 2009, the court issued a stay of proceedings while defendants appealed the court’s February 19, 2009 decision refusing to dismiss plaintiffs’ federal securities law claim. A hearing on the appeal was held on April 12, 2010, before the U.S. Court of Appeals for the Ninth Circuit. On August 12, 2010, the Ninth Circuit ruled in favor of the defendants and dismissed plaintiffs’ federal securities law claim. On September 28, 2010, plaintiffs filed a second amended complaint alleging state law claims asserted in the prior complaint; plaintiffs did not, however, reassert claims for violations of federal securities law or California Business and Professions Code Sec. 17200. This complaint names the trust, CSIM and current and former trustees and officers of the fund as defendants. Plaintiffs seek unspecified compensatory and rescission damages, disgorgement of fees, injunctive relief, and attorneys’ fees and costs.

On September 3, 2010, a second class action lawsuit was filed in the U.S. District Court for the Northern District of California on behalf of investors in the fund. The lawsuit, which alleges violations of California Business and Professions Code Sec. 17200 in connection with the fund’s deviation from of its benchmark and concentration in mortgage-backed securities, names the trust, CSIM and Schwab as defendants, and seeks restitution and disgorgement of management or other fees.

The SEC Wells notice received by Schwab on October 14, 2009, concerning the Schwab YieldPlus Fund, also provided notice of the SEC staff’s intention to recommend the inclusion of additional charges against the trust and CSIM for possible violations of the securities laws with respect to the Schwab Total Bond Market Fund. The trust has responded to the SEC Wells notice to explain why the proposed charges regarding the Schwab Total Bond Market Fund are unwarranted, and has also addressed the proposed charges in the discussions with SEC staff.

At this time, the fund is unable to estimate whether it will incur a liability or the range of any such liability in these matters; however, any liability could exceed the limits of applicable insurance policies.

Fund management 47

Investing in the funds

In this section, you will find information on buying, selling and exchanging shares. You may invest in a fund through an intermediary by placing orders through your brokerage account at Charles Schwab & Co., Inc. (Schwab) or an account with another broker/dealer, investment adviser, 401(k) plan, employee benefit plan, administrator, bank, or other financial intermediary (intermediary) that is authorized to accept orders on behalf of the fund (intermediary orders). Eligible Investors (as defined herein) may invest directly in a fund by placing orders through the fund’s transfer agent (direct orders). You also will see how to choose a distribution option for your investment. Helpful information on taxes is included as well.

Investing through a financial intermediary

Placing orders through your intermediary
When you place orders through Schwab or other intermediary, you are not placing your orders directly with a fund, and you must follow Schwab’s or the other intermediary’s transaction procedures. Your intermediary may impose different or additional conditions than a fund on purchases, redemptions and exchanges of fund shares. These differences may include initial, subsequent and maintenance investment requirements, exchange policies, fund choices, cut-off times for investment and trading restrictions. Your intermediary may independently establish and charge its customers transaction fees, account fees and other fees in addition to the fees charged by a fund. These additional fees may vary over time and would increase the cost of your investment and lower investment returns. You should consult your intermediary directly for information regarding these conditions and fees. The funds are not responsible for the failure of your intermediary to carry out its responsibilities.

Only certain intermediaries are authorized to accept orders on behalf of a fund. If your fund shares are no longer held by an authorized intermediary, a fund may impose restrictions on your ability to manage or maintain your shares. For example, you will not be able to place orders to purchase additional shares. To remove these restrictions, you have two options. First, you may move your shares to Schwab or another intermediary that is authorized to accept fund orders. Second, you may maintain a direct account with a fund if you meet the eligibility requirements for placing direct orders and your completed account application and supporting documentation is returned to and accepted by the fund’s transfer agent. The eligibility requirements and instructions for submitting an account application are set forth in the “Investing directly with the funds” section of the prospectus. If you do not exercise one of these options within ninety days, the funds reserve the right to redeem your shares.

Buying, selling and exchanging shares through an intermediary
To purchase, redeem or exchange shares held in your Schwab account or in your account at another intermediary, you must place your orders with the intermediary that holds your shares. You may not purchase, redeem or exchange shares held in your intermediary account directly with a fund.

When selling or exchanging shares, you should be aware of the following fund policies:

•	The funds may take up to seven days to pay sale proceeds.

•	The funds reserve the right to honor redemptions in liquid portfolio securities instead of cash when your redemptions over a 90-day period exceed $250,000 or 1% of a fund’s assets, whichever is less. You may incur transaction expenses in converting these securities to cash.

•	Exchange orders are limited to other Schwab Funds® or Laudus MarketMasters Funds® that are not Sweep Investments® and must meet the minimum investment and other requirements for the fund and share class into which you are exchanging.

•	You must obtain and read the prospectus for the fund into which you are exchanging prior to placing your order.

Investing directly with the funds

Investor eligibility requirements for placing direct orders
Only Eligible Investors (as defined below) may purchase shares directly from a fund’s transfer agent. Eligible Investors include, but are not limited to, qualified and non-qualified employee benefit plans (including but not limited to defined benefit plans, defined contribution plans, 401(k) plans), foundations and endowments, banks, trusts, investment

48 Investing in the funds

companies and corporate capital and cash management accounts. Eligible Investors may also be shareholders who receive shares of a Schwab Fund as a result of a reorganization. The funds reserve the right to determine which potential investors qualify as Eligible Investors. Shares held by a non-Eligible Investor directly with a fund are subject to involuntary redemption by the fund.

Opening an account to place direct orders
You must satisfy the investor eligibility requirements for direct order clients in order to place direct orders for a fund’s shares. Eligible Investors must open an account with a fund through the fund’s transfer agent, Boston Financial Data Services (transfer agent), prior to placing direct orders. You may obtain an account application by calling the transfer agent at 1-800-407-0256. Your completed application and supporting documents must be returned to, and accepted by, the transfer agent before you can place direct orders. You cannot place direct orders through your Schwab account or through your account at another intermediary.

Initial and additional direct purchases by wire
Subject to acceptance by the fund, you may make your initial purchase and any additional purchases of shares by wiring federal funds to the transfer agent. If you have not yet opened an account with a fund, you must fax a signed, hard copy of the completed account application and all supporting documents to the transfer agent at 1-816-218-0490. You must call the transfer agent at 1-800-407-0256 prior to the close of the fund (generally 4:00 p.m. Eastern time or the close of the New York Stock Exchange (NYSE), whichever is earlier) to place your order and to receive wire instructions. Orders received by the transfer agent in good order on or prior to the close of a fund will be processed at the net asset value per share of the fund for that day. Your wired funds must be received and accepted by the transfer agent prior to 6:00 p.m. Eastern time or the deadline for the Fedwire Funds Service for initiating third party transfers, whichever is earlier, on the day your purchase order is placed. Please call the transfer agent at 1-800-407-0256 if you have any questions or need additional information.

Initial and additional direct purchases by mail
Subject to acceptance by a fund, you may open an account and make your initial purchase and any additional purchases of the fund’s shares by mail. To open an account by mail, complete and sign the account application and mail the account application, all supporting documents and a check for the desired purchase amount to the transfer agent at Boston Financial Data Services, Attn: Schwab Funds, PO Box 8283, Boston, MA 02266-8323. Additional investments may be made at any time by mailing a check (payable to Schwab Funds) to the transfer agent at the address above. Be sure to include your account number on your check.

Subject to acceptance by a fund, payment for the purchase of shares received by mail will be credited to a shareholder’s account at the net asset value per share of the fund next determined after receipt, even though the check may not yet have been converted into federal funds. For purposes of calculating the purchase price of fund shares, a purchase order is received by a fund on the day that it is in good order unless it is rejected by the fund’s transfer agent. For a cash purchase order of fund shares to be in good order on a particular day, a check must be received on or before the close of a fund (generally 4:00 p.m. Eastern time or the close of the NYSE, whichever is earlier) on that day. If the payment is received by a fund after the deadline, the purchase price of fund shares will be based upon the next determination of net asset value of fund shares. No currency, third party checks, foreign checks, starter checks, credit card checks, traveler’s checks or money orders will be accepted by the fund.

Direct redemptions and exchanges
When selling or exchanging shares directly, you should be aware of the following fund policies:

•	The funds may take up to seven days to pay sale proceeds.

•	The funds reserve the right to honor redemptions in liquid portfolio securities instead of cash when your redemptions over a 90-day period exceed $250,000 or 1% of the fund’s assets, whichever is less. You may incur transaction expenses in converting these securities to cash.

•	Exchange orders are limited to other Schwab Funds® or Laudus MarketMasters Funds® that are not Sweep Investments® and must meet the minimum investment and other requirements for the fund and share class into which you are exchanging.

•	If you are selling shares that were recently purchased by check, the proceeds may be delayed until the check for purchase clears; this may take up to 15 days from the date of purchase.

•	You must obtain and read the prospectus for the fund into which you are exchanging prior to placing your order.

Investing in the funds 49

Direct redemptions by telephone
If you authorized the telephone redemption option in the account application, you may place a redemption order by calling the transfer agent at 1-800-407-0256 and requesting that the redemption proceeds be wired per the authorized instructions in the account application or mailed to the primary registration address. Your redemption order will be processed at the net asset value per share of the fund next determined after receipt of your telephone redemption order by the transfer agent. Please note that the transfer agent may only act on telephone instructions believed by the transfer agent to be genuine. The transfer agent’s records of such instructions are binding on the shareholder. The funds and their service providers (including the transfer agent, Schwab and CSIM) are not responsible for any losses or costs that may arise from following telephone instructions that the transfer agent reasonably believes to be genuine. The transfer agent will employ reasonable procedures to confirm that instructions communicated are genuine. These procedures include tape recording of telephone instructions and requiring some form of personal identification prior to acting upon instructions received by telephone.

Direct redemptions by mail
You may redeem your fund shares by mail by sending a request letter to the funds’ transfer agent at Boston Financial Data Services, Attn: Schwab Funds, PO Box 8283, Boston, MA 02266-8323. Your redemption request will be processed by a fund at the net asset value per share of the fund next determined after the request is received in good order. To be in good order, the redemption request must include the name of the fund and the number of shares or the dollar amount to be redeemed, all required signatures and authorizations and any required signature guarantees.

Additional direct redemption information
To protect you, the funds and their service providers from fraud, signature guarantees may be required to enable the transfer agent to verify the identity of the person who has authorized a redemption from an account. Signature guarantees are required for (1) redemptions where the proceeds are to be sent to someone other than the registered shareholder(s) at the registered address, (2) redemptions if your account address has changed within the last 10 business days, (3) share transfer requests, and (4) redemptions where the proceeds are wired in connection with bank instructions not already on file with the transfer agent. Signature guarantees may be obtained from certain eligible financial institutions, including, but not limited to, the following: U.S. banks, trust companies, credit unions, securities brokers and dealers, savings and loan associations and participants in the Securities and Transfer Association Medallion Program (“STAMP”), the Stock Exchange Medallion Program (“SEMP”) or the New York Stock Exchange Medallion Signature Program (“MSP”). Signature guarantees from non-U.S. banks that do not include a stamp may require a U.S. consulate stamp. You may contact the transfer agent at 1-800-407-0256 for further details.

Direct exchange privileges
Upon request, and subject to certain limitations, shares of the funds may be exchanged into shares of any other Schwab Fund or Laudus MarketMasters Fund that is not a Sweep Investment. To exchange your shares to another fund or class of shares, you must meet the minimum investment and other requirements for the fund and share class into which you are exchanging. Further, you must obtain and read the prospectus for the fund into which you are exchanging prior to placing your order. A new account opened by exchange must be established with the same name(s), address(es) and tax identification number(s) as the existing account. All exchanges will be made based on the respective net asset values next determined following receipt of the request by the fund containing the information indicated below.

The funds reserve the right to suspend or terminate the privilege of exchanging shares of the funds by mail or by telephone at any time.

Direct exchanges by telephone
If you authorized the telephone redemption option in the account application, you may exchange fund shares by telephone by calling the funds’ transfer agent at 1-800-407-0256. Please be prepared to provide the following information: (a) the account number, tax identification number and account registration; (b) the class of shares to be exchanged; (c) the name of the fund from which and the fund into which the exchange is to be made; and (d) the dollar or share amount to be exchanged. Please note that the transfer agent may act only on telephone instructions believed by the transfer agent to be genuine. Please see the section entitled “Direct redemptions by telephone” for more information regarding transacting with the funds’ transfer agent via telephone.

Direct exchanges by mail
To exchange fund shares by mail, simply send a letter of instruction to the funds’ transfer agent at Boston Financial Data Services, Attn: Schwab Funds, PO Box 8283, Boston, MA 02266-8323. The letter of instruction must include: (a) your account number; (b) the class of shares to be exchanged; (c) the fund from and the fund into which the exchange is to be

50 Investing in the funds

made; (d) the dollar or share amount to be exchanged; and (e) the signatures of all registered owners or authorized parties.

Share price

The funds are open for business each day that the New York Stock Exchange (NYSE) is open. Each fund calculates its share price each business day as of the close of the NYSE (generally 4 p.m. Eastern time). The funds’ share price is its net asset value per share, or NAV, which is a fund’s net assets divided by the number of its shares outstanding. Orders to buy, sell or exchange shares that are received by the fund in good order on or prior to the close of the fund (generally 4 p.m. Eastern time) will be executed at the next share price calculated that day.

When you place an order through your Schwab account or an account at another intermediary, please consult with your intermediary to determine when your order will be executed. Generally, you will receive the share price next calculated after a fund receives your order from your intermediary. However, some intermediaries, such as Schwab, may arrange with a fund for you to receive the share price next calculated after your intermediary has received your order. Some intermediaries may require that they receive orders prior to a specified cut-off time.

In valuing its securities, a fund uses market quotes or official closing prices if they are readily available. In cases where quotes are not readily available or the adviser deems them unreliable, a fund may value securities based on fair values developed using methods approved by the fund’s Board of Trustees.

Additional policies affecting your investment

Minimum initial investment

$100

The minimum may be waived for certain retirement plans, including Schwab Corporate Services retirement plans, and plan participants, and for shareholders who roll into an IRA from an exempted retirement plan. These minimums may also be waived for certain other investors, including trustees, officers and employees of Schwab, and for certain investment programs, including programs for education savings or charitable giving.

Choose an option for fund distributions. If you are an Eligible Investor placing direct orders with a fund, you will have one of the three options described below for fund distributions. If you don’t indicate a choice, you will receive the first option. If you are placing orders through an intermediary, you will select from the options for fund distributions provided by your intermediary, which may be different than those provided by the funds to Eligible Investors. You should consult with your financial intermediary to discuss available options.

Option	Feature

Reinvestment	All dividends and capital gain distributions are invested automatically in shares of a fund.

Cash/reinvestment mix	You receive payment for dividends, while any capital gain distributions are invested In shares of a fund.

Cash	You receive payment for all dividends and capital gain distributions.

Each fund reserves certain rights, including the following:

•	To materially modify or terminate the exchange privilege upon 60 days’ written notice to shareholders.

•	To change or waive a fund’s investment minimums.

•	To suspend the right to sell shares back to a fund, and delay sending proceeds, during times when trading on the NYSE is restricted or halted, or otherwise as permitted by the SEC.

•	To withdraw or suspend any part of the offering made by this prospectus.

Payments by the investment adviser or its affiliates
The investment adviser or its affiliates may make cash payments out of their own resources, or provide products and services at a discount, to certain brokerage firms, banks, retirement plan service providers and other financial intermediaries that perform shareholder, recordkeeping, sub-accounting and other administrative services in connection with investments in fund shares. These payments or discounts are separate from, and may be in addition to, any shareholder service fees or other administrative fees the funds may pay to those intermediaries The investment adviser or its affiliates may also make cash payments out of their own resources, or provide products and services at a discount, to certain financial intermediaries that perform distribution, marketing, promotional or other distribution-related services.

Investing in the funds 51

The payments or discounts described by this paragraph may be substantial; however, distribution-related services provided by such intermediaries are paid by the investment adviser or its affiliates, not by a fund or its shareholders.

Shareholder servicing plan
The Board of Trustees has adopted a Shareholder Servicing Plan (the “Plan”) on behalf of the funds. The Plan enables each fund to bear expenses relating to the provision by service providers, including Schwab, of certain account maintenance, customer liaison and shareholder services to the current shareholders of the funds. Schwab serves as the funds’ paying agent under the Plan for making payments of the shareholder service fee due to the service providers (other than Schwab) under the Plan. All shareholder service fees paid by the funds to Schwab in its capacity as the funds’ paying agent will be passed through to the service providers, and Schwab will not retain any portion of such fees.

Pursuant to the Plan, each fund’s shares are subject to an annual shareholder servicing fee of up to 0.25%. The shareholder servicing fee paid to a particular service provider is made pursuant to its written agreement with Schwab (or, in the case of payments made to Schwab, pursuant to Schwab’s written agreement with the funds), and a fund will pay no more than 0.25% of the average annual daily net asset value of the fund shares owned by shareholders holding shares through such service provider. Payments under the Plan are made as described above regardless of Schwab’s or the service provider’s actual cost of providing the services. If the cost of providing the services under the Plan is less than the payments received, the unexpended portion of the fees may be retained as profit by Schwab or the service provider.

Policy regarding short-term or excessive trading
The funds are intended for long-term investment and not for short-term or excessive trading (collectively “market timing”). Market timing may adversely impact the funds’ performance by disrupting the efficient management of the funds, increasing fund transaction costs and taxes, causing the funds to maintain higher cash balances, and diluting the value of the funds’ shares.

To discourage market timing, the funds’ Board of Trustees has adopted policies and procedures that are reasonably designed to reduce the risk of market timing by fund shareholders. Each fund seeks to deter market timing through several methods. These methods may include: fair value pricing, imposition of redemption fees and trade activity monitoring. Fair value pricing and redemption fees are discussed more thoroughly in the subsequent pages of this prospectus and are considered to be key elements of the fund’s policy regarding short term or excessive trading. Trade activity monitoring is risk based and seeks to identify patterns of activity in amounts that might be detrimental to the fund.

Although these methods are designed to discourage market timing, there can be no guarantee that the funds will be able to identify and restrict investors that engage in such activities. In addition, some of these methods are inherently subjective and involve judgment in their application. Each fund and its service providers seek to make these judgments and applications uniformly and in a manner that they believe is consistent with interests of the fund’s long-term shareholders. The funds may amend these policies and procedures in response to changing regulatory requirements or to enhance the effectiveness of the program.

Each fund or its service providers maintain risk-based surveillance procedures designed to detect market timing in fund shares in amounts that might be detrimental to the fund. Under these procedures, the funds have requested that service providers to the funds monitor transactional activity in amounts and frequency determined by each fund to be significant to the fund and in a pattern of activity that potentially could be detrimental to the fund. If a fund, in its sole discretion based on these or other factors, determines that a shareholder has engaged in market timing, it may refuse to process future purchases or exchanges into the fund by that shareholder. These procedures may be modified from time to time as appropriate to improve the detection of market timing and to comply with applicable laws.

If trades are effected through a financial intermediary, each fund or its service providers will work with the intermediary to monitor possible market timing activity. The funds reserve the right to contact the intermediary to provide certain shareholder transaction information and may require the intermediary to restrict the shareholder from future purchases or exchanges in the funds. Transactions by fund shareholders investing through intermediaries may also be subject to the restrictions of the intermediary’s own frequent trading policies, which may differ from those of the funds. Each fund may defer to an intermediary’s frequent trading policies with respect to those shareholders who invest in the fund through such intermediary. Each fund will defer to an intermediary’s policies only after the fund determines that the intermediary’s frequent trading policies are reasonably designed to deter transactional activity in amounts and frequency that are deemed to be significant to the fund and in a pattern of activity that potentially could be detrimental to the fund. Shareholders should consult with their intermediary to determine if additional frequent trading restrictions apply to their fund transactions.

52 Investing in the funds

The funds reserve the right to restrict, reject or cancel within a reasonable time, without prior notice, any purchase or exchange order for any reason.

Fair value pricing
The Board of Trustees has adopted procedures to fair value the funds’ securities when market prices are not “readily available” or are unreliable. For example, a fund may fair value a security when a security is de-listed or its trading is halted or suspended; when a security’s primary pricing source is unable or unwilling to provide a price; when a security’s primary trading market is closed during regular market hours; or when a security’s value is materially affected by events occurring after the close of the security’s primary trading market.

By fair valuing securities whose prices may have been affected by events occurring after the close of trading, the funds seek to establish prices that investors might expect to realize upon the current sales of these securities. This methodology is designed to deter “arbitrage” market timers, who seek to exploit delays between the change in the value of a fund’s portfolio holdings and the net asset value of the fund’s shares, and seeks to help ensure that the prices at which the fund’s shares are purchased and redeemed are fair and do not result in dilution of shareholder interest or other harm to shareholders.

Each fund makes fair value determinations in good faith in accordance with the fund’s valuation procedures. Due to the subjective and variable nature of fair value pricing, there can be no assurance that a fund could obtain the fair value assigned to the security upon the sale of such security.

Redemption fee
The Schwab Premier Income Fund may impose a short-term redemption fee on any fund shares that are redeemed or exchanged within 30 days of purchase, which shall be calculated to include the 30th day, will be subject to a fee of 2%, which is intended to limit short-term trading in the fund, or to the extent that short-term trading persists, to impose the costs of that type of activity on the shareholders who engage in it. Such fee will be paid to the fund. The fund treats shares that have been held the longest as being redeemed first. Fund shares purchased with reinvested dividends are not subject to redemption fees. The fund reserves the right, in its sole discretion, to waive such fee when, in its judgment, such waiver would be in the best interests of the fund. The fund may waive the redemption fee for retirement plans, wrap or fee-based programs, charitable giving funds, unregistered separate accounts, redemptions pursuant to rebalancing programs or systematic withdrawal plans established by the fund or financial intermediaries, and registered investment companies and redemptions initiated by the fund. In addition, certain financial intermediaries may use criteria and methods for tracking, applying and calculating the fees that are different from the fund’s but which the fund, in its discretion, may determine are in the best interests of the fund. While the funds discourage mutual fund market timing and maintain procedures designed to provide reasonable assurances that such activity will be identified and terminated, including the imposition of the redemption fee described above, no policy or procedure can guarantee that all such activity will in fact be identified or that such activity can be completely eliminated. The funds reserve the right to modify or eliminate the redemption fees or waivers at any time.

Customer identification and verification and anti-money laundering program
Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you open your account, you will have to provide your name, address, date of birth, identification number and other information that will allow the funds or your financial intermediary to identify you. This information is subject to verification to ensure the identity of all persons opening an account.

Each fund or your financial intermediary is required by law to reject your new account application if the required identifying information is not provided. The funds or your financial intermediary may contact you in an attempt to collect any missing information required on the application, and your application may be rejected if they are unable to obtain this information. In certain instances, a fund or your financial intermediary is required to collect documents, which will be used solely to establish and verify your identity.

The funds will accept investments and your order will be processed at the NAV next determined after receipt of your application in proper form (or upon receipt of all identifying information required on the application). The funds, however, reserve the right to close and/or liquidate your account at the then-current day’s price if the funds or your financial intermediary are unable to verify your identity. As a result, you may be subject to a gain or loss on fund shares and will be subject to corresponding tax consequences.

Customer identification and verification is part of the funds’ overall obligation to deter money laundering under Federal law. Each fund has adopted an Anti-Money Laundering Compliance Program designed to prevent the fund from being used for money laundering or the financing of terrorist activities. In this regard, the funds reserve the right to (i) refuse,

Investing in the funds 53

cancel or rescind any purchase or exchange order; (ii) freeze any account and/or suspend account services; or (iii) involuntarily close your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of fund management, they are deemed to be in the best interest of the funds or in cases when a fund is requested or compelled to do so by governmental or law enforcement authority. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if the fund is required to withhold such proceeds.

Distributions and taxes

Any investment in a fund typically involves several tax considerations. The information below is meant as a general summary for U.S. citizens and residents. Because each person’s tax situation is different, you should consult your tax advisor about the tax implications of your investment in the fund. You also can visit the Internal Revenue Service (IRS) web site at www.irs.gov.

As a shareholder, you are entitled to your share of the dividends and gains a fund earns. Every year, each fund distributes to its shareholders substantially all of its net investment income and net capital gains, if any. Each fund declares a dividend every business day, based on its determination of its net investment income. Each fund pays its dividends on the last business day of every month. Although it cannot be guaranteed by the funds, the funds do not expect to make distributions that will be treated as return of capital. The funds expect to pay any capital gain distributions in December of every year to all shareholders of record. During the fourth quarter of the year, typically in early November, an estimate of each fund’s capital gain distribution, if any, may be made available on the funds’ website: www.schwab.com/schwabfunds.

Unless you are investing through an IRA, 401(k) or other tax-advantaged retirement account, your fund distributions generally have tax consequences. Each fund’s net investment income and short-term capital gains are distributed as dividends and will be taxable as ordinary income. Other capital gain distributions are taxable as long-term capital gains, regardless of how long you have held your shares in a fund. Absent further legislation, the reduced maximum rates on long-term capital gains will cease to apply to taxable years beginning after December 31, 2010. Distributions generally are taxable in the tax year in which they are declared, whether you reinvest them or take them in cash.

Generally, any sale or exchange of your shares is a taxable event. For tax purposes, an exchange of your shares for shares of another Schwab Fund or Laudus MarketMasters Fund is treated the same as a sale. A sale may result in a capital gain or loss for you. The gain or loss generally will be treated as short term if you held the shares for one year or less, long term if you held the shares longer. Absent further legislation, the reduced maximum rates on long-term capital gains will cease to apply to taxable years beginning after December 31, 2010. Any loss realized upon a taxable disposition of shares held for six months or less will be treated as long-term, rather than short-term, to the extent of any long-term capital gain distributions received (or deemed received) by you with respect to the shares. All or a portion of any loss realized upon a taxable disposition of shares will be disallowed if you purchase other substantially identical shares within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

If a fund invests a portion of its assets in foreign securities, there may be foreign tax payments made by the fund.

At the beginning of every year, the funds provide shareholders with information detailing the tax status of any distributions a fund paid during the previous calendar year. Schwab customers also receive information on distributions and transactions in their monthly account statements, and may also include a breakdown of the fund’s income from each state.

Schwab customers who sell fund shares typically will receive a report that calculates their gain or loss using the “average cost” single-category method. This information is not reported to the IRS, and you still have the option of calculating gains or losses using any other methods permitted by the IRS.

54 Investing in the funds

Notes

To learn more

This prospectus contains important information on the funds and should be read and kept for reference. You also can obtain more information from the following sources.

Annual and semi-annual reports, which are mailed to current fund investors, contain more information about the funds’ holdings and detailed financial information about the funds. Annual reports also contain information from the funds’ managers about strategies, recent market conditions and trends and their impact on fund performance.

The Statement of Additional Information (SAI) includes a more detailed discussion of investment policies and the risks associated with various investments. The SAI is incorporated by reference into the prospectus, making it legally part of the prospectus.

For a free copy of any of these documents or to request other information or ask questions about the funds, call Schwab Funds® at 1-800-435-4000. In addition, you may visit Schwab Funds® web site at www.schwabfunds.com/prospectus for a free copy of a prospectus, SAI or an annual or semi-annual report.

The SAI, the funds’ annual and semi-annual reports and other related materials are available from the EDGAR Database on the SEC’s web site (http://www.sec.gov). You can obtain copies of this information, after paying a duplicating fee, by sending a request by e-mail to publicinfo@sec.gov or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-1520. You can also review and copy information about the funds, including the funds’ SAI, at the SEC’s Public Reference Room in Washington, D.C. Call 1-202-551-8090 for information on the operation of the SEC’s Public Reference Room.

SEC File Number

Schwab Short-Term Bond Market Fundtm	811-6200

Schwab Total Bond Market Fundtm	811-6200

Schwab GNMA Fundtm	811-6200

Schwab Inflation Protected Fundtm	811-6200

Schwab® Premier Income Fund	811-6200

Schwab YieldPlus Fund®	811-6200

REG14271FLT-17

Schwab Bond Funds

Prospectus
December 15, 2010

Schwab Tax-Free Bond Funds

Prospectus
December 15, 2010

• Schwab Tax-Free Bond Fundtm     SWNTX
• Schwab California Tax-Free Bond Fundtm SWCAX
• Schwab Tax-Free YieldPlus Fundtm SWYTX
• Schwab California Tax-Free YieldPlus Fundtm SWYCX

As with all mutual funds, the Securities and Exchange Commission (SEC) has not approved these securities or passed on whether the information in this prospectus is adequate and accurate. Anyone who indicates otherwise is committing a federal crime.

Schwab Tax-Free Bond Funds

Schwab Tax-Free Bond Fundtm
Ticker Symbol:  SWNTX

Investment objective
The fund seeks high current income that is exempt from federal income tax, consistent with capital preservation.

Fund fees and expenses
This table describes the fees and expenses you may pay if you buy and hold shares of the fund.

Shareholder fees (fees paid directly from your investment)

None

Annual fund operating expenses (expenses that you pay each year as a % of the value of your investment)
Management fees	0.30
Distribution (12b-1) fees	None
Other expenses	0.33

Total annual fund operating expenses	0.63
Less expense reduction	(0.14)

Total annual fund operating expenses after expense reduction[1]	0.49

[1]	The investment adviser and its affiliates have agreed to limit the total annual fund operating expenses (excluding interest, taxes and certain non-routine expenses) of the fund to 0.49% for so long as the investment adviser serves as the adviser to the fund. This agreement may only be amended or terminated with the approval of the fund’s Board of Trustees.

 Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those time periods. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. The figures are based on total annual fund operating expenses after expense reduction. The expenses would be the same whether you stayed in the fund or sold your shares at the end of each period. Your actual costs may be higher or lower.

 Expenses on a $10,000 investment

1 year	3 years	5 years	10 years
$50	$157	$274	$616

 Portfolio turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 122% of the average value of its portfolio.

Principal investment strategies
To pursue its goal, the fund primarily invests in investment-grade municipal securities — those in the four highest credit rating categories (rated AAA to BBB– or the unrated equivalent as determined by the investment adviser). The fund normally invests at least 80% of its net assets in municipal securities the interest from which is exempt from federal income tax, including the federal alternative minimum tax (AMT). The fund does not currently intend to invest in municipal securities whose interest is subject to the AMT; however, this would not prevent the fund from investing in

Schwab Tax-Free Bond Fundtm 1

such securities as a temporary defensive measure discussed below. The fund seeks to maintain an average maturity in its portfolio between three years and ten years.

The fund may invest in fixed-, variable- or floating-rate securities from municipal issuers around the country and in U.S. territories and possessions. These may include general obligation issues, which typically are backed by the issuer’s ability to levy taxes, and revenue issues, which typically are backed by a stream of revenue from a given source, such as an electric utility or a public water system. The fund may invest more than 25% of its total assets in municipal securities financing similar projects, such as those relating to education, health care, transportation and utilities and may also invest in municipal notes. In choosing securities, the fund’s manager seeks to maximize current income within the limits of the fund’s credit and average maturity standards. The investment adviser’s credit research department analyzes and monitors the securities that the fund owns or is considering buying. The fund may invest up to 15% of its assets in below investment grade bonds (sometimes called junk bonds) that are rated, at the time of investment, at least B by at least one nationally recognized statistical rating organization or are the unrated equivalent as determined by the investment adviser. If a bond is downgraded below B or the unrated equivalent, the fund may continue to hold it unless the investment adviser determines the risk of holding the bond is unacceptable when compared to the bond’s total return potential. The manager also may use investment techniques, such futures as contracts and other derivatives, in seeking to enhance yield, preserve capital, reduce bond price fluctuations and otherwise manage investment risk.

During unusual market conditions, the fund may invest entirely in taxable securities and municipal securities whose interest is subject to the AMT as a temporary defensive measure. When the fund engages in such activities, the fund would not be pursuing its investment strategy and, as a result, it may not achieve its investment objective.

Principal risks
The fund is subject to risks, any of which could cause an investor to lose money. The fund’s principal risks include:

Market Risk. Bond markets rise and fall daily. As with any investment whose performance is tied to these markets, the value of your investment in the fund will fluctuate, which means that you could lose money.

Management Risk. As with all actively managed funds, the strategies of the fund’s investment adviser may not achieve their desired results. Poor securities selection or a focus on securities in a particular sector may cause the fund to underperform its benchmark or other funds with a similar investment objective.

Investment Style Risk. The fund is not designed to offer substantial capital appreciation. In exchange for its goal of capital preservation, the fund may offer lower long-term performance than stock investments or certain other types of bond investments. The fund’s emphasis on quality and preservation of capital also could cause it to underperform certain other types of bond investments, particularly those that take greater maturity and credit risks. At the same time, some of the fund’s investments may have greater risks than securities in taxable bond funds.

Non-Diversification Risk. The fund is non-diversified and, as such, may invest a greater percentage of its assets in the securities of a single issuer than a fund that is diversified. A non-diversified fund is more susceptible to risks associated with a single economic, political or regulatory occurrence than a diversified fund.

Interest Rate Risk. Interest rates will rise and fall over time. During periods when interest rates are low, the fund’s yield and total return also may be low. Changes in interest rates also may affect the fund’s share price: a sharp rise in interest rates could cause the fund’s share price to fall. The longer the fund’s duration, the more sensitive to interest rate movements its share price is likely to be.

Credit Risk. The fund is subject to the risk that a decline in the credit quality of a portfolio investment could cause the fund to lose money or underperform. The fund could lose money if the issuer or guarantor of a portfolio investment fails to make timely principal or interest payments or otherwise honor its obligations.

Liquidity Risk. A particular investment may be difficult to purchase or sell. The fund may be unable to sell a security at an advantageous time or price.

High Yield Risk. High yield securities and unrated securities of similar credit quality (sometimes called junk bonds) that the fund may invest in are subject to greater levels of credit and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments.

Leverage Risk. Certain fund transactions, such as derivatives, may give rise to a form of leverage and may expose the fund to greater risk. The use of leverage may cause the fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations.

2 Schwab Tax-Free Bond Fundtm

Prepayment and Extension Risk. The fund’s investments are subject to the risk that the securities may be paid off earlier or later than expected. Either situation could cause the fund to hold securities paying lower-than-market rates of interest, which could hurt the fund’s yield or share price.

Municipal Securities Risk. The fund primarily invests in municipal securities whose interest, in the opinion of the issuers’ counsel, is exempt from federal income tax and from the AMT. Neither the investment adviser nor the fund guarantees that this opinion is correct, and there is no assurance that the Internal Revenue Service (IRS) will agree with such counsel’s opinion. If certain types of investments the fund buys as tax-exempt are later ruled to be taxable, a portion of the fund’s income could be taxable. To the extent that the fund invests in municipal securities from a given state or geographic region, its share price and performance could be affected by local, state and regional factors, including erosion of the tax base and changes in the economic climate. National governmental actions, such as the elimination of tax-exempt status, also could affect performance.

Derivatives Risk. The fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments and could cause the fund to lose more than the principal amount invested. In addition, investments in derivatives may involve leverage, which means a small percentage of assets invested in derivatives can have a disproportionately larger impact on the fund.

Taxable Investments. The fund may invest a portion of its assets in securities that generate income that is not exempt from federal income tax and, in addition, with respect to any temporary defensive investments by the fund, in securities whose interest is subject to the AMT. These investments could generate taxable income for shareholders.

Lack of Governmental Insurance or Guarantee. An investment in the fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

For more information on the risks of investing in the fund please see the “Fund details” section in the prospectus.

Performance
The bar chart below shows how the fund’s investment results have varied from year to year, and the following table shows how the fund’s average annual total returns for various periods compared to that of an index. This information provides some indication of the risks of investing in the fund. All figures assume distributions were reinvested. Keep in mind that future performance (both before and after taxes) may differ from past performance. For current performance information, please see www.schwabfunds.com/prospectus.

 Annual total returns (%) as of 12/31

Best quarter: 6.57% Q4 2000
Worst quarter: (2.19%) Q2 2004
Year-to-date performance (non-annualized and pre-tax) as of 9/30/10: 6.42%

 Average annual total returns (%) as of 12/31/09

	1 year	5 years	10 years
Before taxes	11.71%	3.86%	5.85%
After taxes on distributions	11.71%	3.86%	5.85%
After taxes on distributions and sale of shares	9.21%	3.89%	5.69%
Comparative Index (reflects no deduction for expenses or taxes)
Barclays Capital 7-Year Municipal Bond Index	7.61%	4.58%	5.59%

The after-tax figures reflect the highest individual federal income tax rates in effect during the period and do not reflect the impact of state and local taxes. Your actual after-tax returns depend on your individual tax situation. In addition, after-tax returns are not relevant if you hold your fund shares through a tax-deferred arrangement, such as a 401(k) plan,

Schwab Tax-Free Bond Fundtm 3

IRA or other tax-advantaged account. In some cases, the return after taxes may exceed the return before taxes due to an assumed benefit from any losses on a sale of shares at the end of the measurement period.

Investment adviser
Charles Schwab Investment Management, Inc.

Portfolio managers
Kenneth Salinger, CFA, a managing director and portfolio manager of the investment adviser, has day-to-day co-responsibility for the management of the fund. He has managed the fund since 2008.

John Shelton, CFA, a portfolio manager of the investment adviser, has day-to-day co-responsibility for the management of the fund. He has managed the fund since 2000.

Purchase and sale of fund shares
The fund is open for business each day that the New York Stock Exchange is open. When you place orders to purchase, exchange or redeem fund shares through an account at Charles Schwab & Co., Inc. (Schwab) or another financial intermediary, you must follow Schwab’s or the other financial intermediary’s transaction procedures.

Eligible Investors (as determined by the fund and which generally are limited to institutional investors) may invest directly in the fund by placing purchase, exchange and redemption orders through the fund’s transfer agent. Eligible Investors must contact the transfer agent by phone or in writing to obtain an account application. Eligible Investors may contact the transfer agent:

•	by telephone at 1-800-407-0256; or

•	by mail in writing at Boston Financial Data Services, Attn: Schwab Funds, P.O. Box 8283, Boston, MA 02266-8323.

The minimum initial investment for the fund is $100. The fund may waive the minimum initial investment for certain investors.

Tax information
The fund intends to distribute tax-exempt income; however, a portion of the fund’s distributions may be subject to federal income tax.

Payments to financial intermediaries
If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

4 Schwab Tax-Free Bond Fundtm

Schwab California Tax-Free Bond Fundtm
Ticker Symbol:  SWCAX

Investment objective
The fund seeks high current income exempt from federal and California personal income tax that is consistent with capital preservation.

Fund fees and expenses
This table describes the fees and expenses you may pay if you buy and hold shares of the fund.

Shareholder fees (fees paid directly from your investment)

None

Annual fund operating expenses (expenses that you pay each year as a % of the value of your investment)
Management fees	0.30
Distribution (12b-1) fees	None
Other expenses	0.29

Total annual fund operating expenses	0.59
Less expense reduction	(0.10)

Total annual fund operating expenses after expense reduction[1]	0.49

[1]	The investment adviser and its affiliates have agreed to limit the total annual fund operating expenses (excluding interest, taxes and certain non-routine expenses) of the fund to 0.49% for so long as the investment adviser serves as the adviser to the fund. This agreement may only be amended or terminated with the approval of the fund’s Board of Trustees.

 Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those time periods. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. The figures are based on total annual fund operating expenses after expense reduction. The expenses would be the same whether you stayed in the fund or sold your shares at the end of each period. Your actual costs may be higher or lower.

 Expenses on a $10,000 investment

1 year	3 years	5 years	10 years
$50	$157	$274	$616

 Portfolio turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 88% of the average value of its portfolio.

Principal investment strategies
To pursue its goal, the fund primarily invests in investment-grade municipal securities — those in the four highest credit rating categories (rated AAA to BBB– or the unrated equivalent as determined by the investment adviser) from California issuers. The fund normally invests at least 80% of its net assets in municipal securities the interest from which is exempt from federal and California personal income tax and federal alternative minimum tax (AMT). The fund does not currently intend to invest in municipal securities whose interest is subject to the AMT; however, this would not

Schwab California Tax-Free Bond Fundtm 5

prevent the fund from investing in such securities as a temporary defensive measure discussed below. The fund seeks to maintain an average maturity in its portfolio between three years and ten years.

The fund may invest in securities from municipal issuers in California and in U.S. territories and possessions. These may include general obligation issues, which typically are backed by the issuer’s ability to levy taxes, and revenue issues, which typically are backed by a stream of revenue from a given source, such as an electric utility or a public water system. The fund may invest more than 25% of its total assets in municipal securities financing similar projects, such as those relating to education, health care, transportation and utilities and may also invest in municipal notes.

In choosing securities, the fund’s manager seeks to maximize current income within the limits of the fund’s credit and average maturity standards. The investment adviser’s credit research department analyzes and monitors the securities that the fund owns or is considering buying. The fund may invest up to 15% of its assets in below investment grade bonds (sometimes called junk bonds) that are rated, at the time of investment, at least B by at least one nationally recognized statistical rating organization or are the unrated equivalent as determined by the investment adviser. If a bond is downgraded below B or the unrated equivalent, the fund may continue to hold it unless the investment adviser determines the risk of holding the bond is unacceptable when compared to the bond’s total return potential. The manager also may use investment techniques, such as futures contracts and other derivatives, in seeking to enhance yield, preserve capital, reduce bond price fluctuations and otherwise manage investment risk.

During unusual market conditions, the fund may invest entirely in taxable securities and municipal securities whose interest is subject to the AMT as a temporary defensive measure. When the fund engages in such activities, the fund would not be pursuing its investment strategy and, as a result, it may not achieve its investment objective.

Principal risks
The fund is subject to risks, any of which could cause an investor to lose money. The fund’s principal risks include:

Market Risk. Bond markets rise and fall daily. As with any investment whose performance is tied to these markets, the value of your investment in the fund will fluctuate, which means that you could lose money.

Management Risk. As with all actively managed funds, the strategies of the fund’s investment adviser may not achieve their desired results. Poor securities selection or a focus on securities in a particular sector may cause the fund to underperform its benchmark or other funds with a similar investment objective.

Investment Style Risk. The fund is not designed to offer substantial capital appreciation. In exchange for its goal of capital preservation, the fund may offer lower long-term performance than stock investments or certain other types of bond investments. The fund’s emphasis on quality and preservation of capital also could cause it to underperform certain other types of bond investments, particularly those that take greater maturity and credit risks. At the same time, some of the fund’s investments may have greater risks than securities in taxable bond funds.

Non-Diversification Risk. The fund is non-diversified and, as such, may invest a greater percentage of its assets in the securities of a single issuer than a fund that is diversified. A non-diversified fund is more susceptible to risks associated with a single economic, political or regulatory occurrence than a diversified fund.

Interest Rate Risk. Interest rates will rise and fall over time. During periods when interest rates are low, the fund’s yield and total return also may be low. Changes in interest rates also may affect the fund’s share price: a sharp rise in interest rates could cause the fund’s share price to fall. The longer the fund’s duration, the more sensitive to interest rate movements its share price is likely to be.

Credit Risk. The fund is subject to the risk that a decline in the credit quality of a portfolio investment could cause the fund to lose money or underperform. The fund could lose money if the issuer or guarantor of a portfolio investment fails to make timely principal or interest payments or otherwise honor its obligations.

Liquidity Risk. A particular investment may be difficult to purchase or sell. The fund may be unable to sell a security at an advantageous time or price.

High Yield Risk. High yield securities and unrated securities of similar credit quality (sometimes called junk bonds) that the fund may invest in are subject to greater levels of credit and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments.

Leverage Risk. Certain fund transactions, such as derivatives, may give rise to a form of leverage and may expose the fund to greater risk. The use of leverage may cause the fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations.

6 Schwab California Tax-Free Bond Fundtm

Prepayment and Extension Risk. The fund’s investments are subject to the risk that the securities may be paid off earlier or later than expected. Either situation could cause the fund to hold securities paying lower-than-market rates of interest, which could hurt the fund’s yield or share price.

Municipal Securities Risk. The fund primarily invests in municipal securities whose interest, in the opinion of the securities’ counsel, is exempt from federal income tax and from the AMT. Neither the investment adviser nor the fund guarantees that this opinion is correct, and there is no assurance that the IRS will agree with such counsel’s opinion. If certain types of investments the fund buys as tax-exempt are later ruled to be taxable, a portion of the fund’s income could be taxable. To the extent that the fund invests in municipal securities from a given state or geographic region, its share price and performance could be affected by local, state and regional factors, including erosion of the tax base and changes in the economic climate. National governmental actions, such as the elimination of tax-exempt status, also could affect performance.

California State-Specific Risk. Because the fund concentrates its investments in California municipal securities, the fund may be affected significantly by economic, regulatory or political developments affecting the ability of California issuers to pay interest or repay principal.

Derivatives Risk. The fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments and could cause the fund to lose more than the principal amount invested. In addition, investments in derivatives may involve leverage, which means a small percentage of assets invested in derivatives can have a disproportionately larger impact on the fund.

Taxable Investments. The fund may invest a portion of its assets in securities that generate income that is not exempt from federal income tax and, in addition, with respect to any temporary defensive investments by the fund, in securities whose interest is subject to the AMT. These investments could generate taxable income for shareholders.

Lack of Governmental Insurance or Guarantee. An investment in the fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

For more information on the risks of investing in the fund please see the “Fund details” section in the prospectus.

Performance
The bar chart below shows how the fund’s investment results have varied from year to year, and the following table shows how the fund’s average annual total returns for various periods compared to that of an index. This information provides some indication of the risks of investing in the fund. All figures assume distributions were reinvested. Keep in mind that future performance (both before and after taxes) may differ from past performance. For current performance information, please see www.schwabfunds.com/prospectus.

 Annual total returns (%) as of 12/31

Best quarter: 5.79% Q3 2002
Worst quarter: (2.15%) Q2 2004
Year-to-date performance (non-annualized and pre-tax) as of 9/30/10: 6.15%

 Average annual total returns (%) as of 12/31/09

	1 year	5 years	10 years
Before taxes	9.38%	3.60%	5.55%
After taxes on distributions	9.38%	3.58%	5.53%
After taxes on distributions and sale of shares	7.35%	3.65%	5.43%
Comparative Index (reflects no deduction for expenses or taxes)
Barclays 7-Year Municipal Bond Index	7.61%	4.58%	5.59%

Schwab California Tax-Free Bond Fundtm 7

The after-tax figures reflect the highest individual federal income tax rates in effect during the period and do not reflect the impact of state and local taxes. Your actual after-tax returns depend on your individual tax situation. In addition, after-tax returns are not relevant if you hold your fund shares through a tax-deferred arrangement, such as a 401(k) plan, IRA or other tax-advantaged account. In some cases, the return after taxes may exceed the return before taxes due to an assumed benefit from any losses on a sale of shares at the end of the measurement period.

Investment adviser
Charles Schwab Investment Management, Inc.

Portfolio managers
Kenneth Salinger, CFA, a managing director and portfolio manager of the investment adviser, has day-to-day co-responsibility for the management of the fund. He has managed the fund since 2008.

John Shelton, CFA, a portfolio manager of the investment adviser, has day-to-day co-responsibility for the management of the fund. He has managed the fund since 2000.

Purchase and sale of fund shares
The fund is open for business each day that the New York Stock Exchange is open. When you place orders to purchase, exchange or redeem fund shares through an account at Charles Schwab & Co., Inc. (Schwab) or another financial intermediary, you must follow Schwab’s or the other financial intermediary’s transaction procedures.

Eligible Investors (as determined by the fund and which generally are limited to institutional investors) may invest directly in the fund by placing purchase, exchange and redemption orders through the fund’s transfer agent. Eligible Investors must contact the transfer agent by phone or in writing to obtain an account application. Eligible Investors may contact the transfer agent:

•	by telephone at 1-800-407-0256; or

•	by mail in writing at Boston Financial Data Services, Attn: Schwab Funds, P.O. Box 8283, Boston, MA 02266-8323.

The minimum initial investment for the fund is $100. The fund may waive the minimum initial investment for certain investors.

Tax information
The fund intends to distribute income that is exempt from regular federal and California state personal income taxes. A portion the fund’s distributions may be subject to such taxes or to the alternative minimum tax.

Payments to financial intermediaries
If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

8 Schwab California Tax-Free Bond Fundtm

Schwab Tax-Free YieldPlus Fundtm
Ticker Symbol:  SWYTX

Investment objective
The fund seeks high current income that is exempt from federal income tax consistent with minimal changes in share price.

Fund fees and expenses
This table describes the fees and expenses you may pay if you buy and hold shares of the fund.

Shareholder fees (fees paid directly from your investment)

None

Annual fund operating expenses (expenses that you pay each year as a % of the value of your investment)
Management fees	0.30
Distribution (12b-1) fees	None
Other expenses	0.63

Total annual fund operating expenses	0.93
Less expense reduction	(0.44)

Total annual fund operating expenses after expense reduction[1]	0.49

[1]	The investment adviser and its affiliates have agreed to limit the total annual fund operating expenses (excluding interest, taxes and certain non-routine expenses) of the fund to 0.49% for so long as the investment adviser serves as the adviser to the fund. This agreement may only be amended or terminated with the approval of the fund’s Board of Trustees.

 Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those time periods. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. The figures are based on total annual fund operating expenses after expense reduction. The expenses would be the same whether you stayed in the fund or sold your shares at the end of each period. Your actual costs may be higher or lower.

 Expenses on a $10,000 investment

1 year	3 years	5 years	10 years
$50	$157	$274	$616

 Portfolio turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 65% of the average value of its portfolio.

Principal investment strategies
To pursue its goal, the fund primarily invests in investment-grade municipal securities — those in the four highest credit rating categories (rated AAA to BBB– or the unrated equivalent as determined by the investment adviser). The fund normally invests at least 80% of its net assets in municipal securities the interest from which is exempt from federal income tax, including the federal alternative minimum tax (AMT). The fund does not currently intend to invest in any municipal securities whose interest is subject to AMT; however, this would not prevent the fund from investing in such

Schwab Tax-Free YieldPlus Fundtm 9

securities as a temporary defensive measure discussed below. To help maintain share price stability and preserve investor capital, the fund seeks to maintain an average portfolio duration of one year or less.

The fund may invest in fixed-, variable- or floating-rate securities from municipal issuers around the country and in U.S. territories and possessions. These may include general obligation issues, which typically are backed by the issuer’s ability to levy taxes, and revenue issues, which typically are backed by a stream of revenue from a given source, such as an electric utility or a public water system. The fund may invest more than 25% of its total assets in municipal securities financing similar projects, such as those relating to education, health care, transportation and utilities.

In choosing securities, the fund’s manager seeks to maximize current income within the limits of the fund’s credit and maturity standards.

The fund’s investment strategy is designed to offer higher yields than a municipal money market fund while seeking minimal changes in share price. The fund is an ultra-short bond fund and is not a money market fund. The fund has a higher risk profile than a money market fund (please see the Principal risks section) and, unlike a money market fund, its share price will fluctuate.

The fund may buy and sell portfolio securities actively. If it does, its portfolio turnover rate and transaction costs will rise, which may lower fund performance and increase the likelihood of capital gain distributions.

During unusual market conditions, the fund may invest entirely in taxable securities and municipal securities whose interest is subject to the AMT as a temporary defensive measure. When the fund engages in such activities, the fund would not be pursuing its investment strategy and, as a result, may not achieve its investment objective.

Principal risks
The fund is subject to risks, any of which could cause an investor to lose money. The fund’s principal risks include:

Market Risk. Bond markets rise and fall daily. As with any investment whose performance is tied to these markets, the value of your investment in the fund will fluctuate, which means that you could lose money.

Management Risk. As with all actively managed funds, the strategies of the fund’s investment adviser may not achieve their desired results. Poor securities selection or a focus on securities in a particular sector may cause the fund to underperform its benchmark or other funds with a similar investment objective.

Investment Style Risk. In exchange for seeking minimal fluctuation in share price, the fund may offer lower long-term performance than stock investments or certain other bond investments.

Non-Diversification Risk. The fund is non-diversified and, as such, may invest a greater percentage of its assets in the securities of a single issuer than a fund that is diversified. A non-diversified fund is more susceptible to risks associated with a single economic, political or regulatory occurrence than a diversified fund.

Interest Rate Risk. Interest rates will rise and fall over time. During periods when interest rates are low, the fund’s yield and total return also may be low. Changes in interest rates also may affect the fund’s share price: a sharp rise in interest rates could cause the fund’s share price to fall. The longer the fund’s duration, the more sensitive to interest rate movements its share price is likely to be.

Credit Risk. The fund is subject to the risk that a decline in the credit quality of a portfolio investment could cause the fund to lose money or underperform. The fund could lose money if the issuer or guarantor of a portfolio investment fails to make timely principal or interest payments or otherwise honor its obligations.

Liquidity Risk. A particular investment may be difficult to purchase or sell. The fund may be unable to sell a security at an advantageous time or price. As of November 15, 2010, the fund owned three illiquid securities constituting 23.49% of the fund’s net assets. These securities are being fair valued by management in accordance with procedures approved by the fund’s Board of Trustees. The fund has an investment restriction providing that it cannot purchase additional illiquid securities once such securities comprise 15% of the fund’s net assets. The fund will take steps to bring the aggregate amount of illiquid securities back within the limitation as soon as reasonably practicable. However, there is no guarantee that the fund will be able to do so and it is expected that the percentage of illiquid securities will remain high in the near future.

Prepayment and Extension Risk. The fund’s investments are subject to the risk that the securities may be paid off earlier or later than expected. Either situation could cause the fund to hold securities paying lower-than-market rates of interest, which could hurt the fund’s yield or share price.

Municipal Securities Risk. The fund primarily invests in municipal securities whose interest, in the opinion of the securities’ counsel, is exempt from federal income tax and from the AMT. Neither the investment adviser nor the fund

10 Schwab Tax-Free YieldPlus Fundtm

guarantees that this opinion is correct, and there is no assurance that the IRS will agree with such counsel’s opinion. If certain types of investments the fund buys as tax-exempt are later ruled to be taxable, a portion of the fund’s income could be taxable. To the extent that the fund invests in municipal securities from a given state or geographic region, its share price and performance could be affected by local, state and regional factors, including erosion of the tax base and changes in the economic climate. National governmental actions, such as the elimination of tax-exempt status, also could affect performance.

Taxable Investments. The fund may invest a portion of its assets in securities that generate income that is not exempt from federal income tax and, in addition, with respect to any temporary defensive investments by the fund, in securities whose interest is subject to the AMT. These investments could generate taxable income for shareholders.

Lack of Governmental Insurance or Guarantee. An investment in the fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

For more information on the risks of investing in the fund please see the “Fund details” section in the prospectus.

Performance
The bar chart below shows how the fund’s investment results have varied from year to year, and the following table shows how the fund’s average annual total returns for various periods compared to that of an index. This information provides some indication of the risks of investing in the fund. All figures assume distributions were reinvested. Keep in mind that future performance (both before and after taxes) may differ from past performance. For current performance information, please see www.schwabfunds.com/prospectus. On August 6, 2007, the Investor Share class and Select Share class were combined into a single class of shares of the fund, and the fund no longer offers multiple classes of shares. The performance history of the fund is that of the fund’s former Select Shares. Accordingly, the past performance information of the fund’s former Select Shares is shown below.

 Annual total returns (%) as of 12/31

Best quarter: 1.00% Q3 2006
Worst quarter: (5.82%) Q2 2009
Year-to-date performance (non-annualized and pre-tax) as of 9/30/10: (0.60%)

 Average annual total returns (%) as of 12/31/09

					Since inception
	1 year		5 years		(12/16/04)
Before taxes	(9.42%	)	(2.38%	)	(2.32%	)
After taxes on distributions	(9.42%	)	(2.38%	)	(2.32%	)
After taxes on distributions and sale of shares	(5.75%	)	(1.55%	)	(1.50%	)
Comparative Index (reflects no deduction for expenses or taxes)
Barclays Capital 1-Year Municipal Bond Index	3.49%		3.42%		3.41%

The after-tax figures reflect the highest individual federal income tax rates in effect during the period and do not reflect the impact of state and local taxes. Your actual after-tax returns depend on your individual tax situation. In addition, after-tax returns are not relevant if you hold your fund shares through a tax-deferred arrangement, such as a 401(k) plan, IRA or other tax-advantaged account. In some cases, the return after taxes may exceed the return before taxes due to an assumed benefit from any losses on a sale of shares at the end of the measurement period.

Investment adviser
Charles Schwab Investment Management, Inc.

Schwab Tax-Free YieldPlus Fundtm 11

Portfolio managers
Kenneth Salinger, CFA, a managing director and portfolio manager of the investment adviser, has day-to-day co-responsibility for the management of the fund. He has managed the fund since 2008.

John Shelton, CFA, a portfolio manager of the investment adviser, has day-to-day co-responsibility for the management of the fund. He has managed the fund since 2000.

Purchase and sale of fund shares
The fund is open for business each day that the New York Stock Exchange is open. When you place orders to purchase, exchange or redeem fund shares through an account at Charles Schwab & Co., Inc. (Schwab) or another financial intermediary, you must follow Schwab’s or the other financial intermediary’s transaction procedures.

Eligible Investors (as determined by the fund and which generally are limited to institutional investors) may invest directly in the fund by placing purchase, exchange and redemption orders through the fund’s transfer agent. Eligible Investors must contact the transfer agent by phone or in writing to obtain an account application. Eligible Investors may contact the transfer agent:

•	by telephone at 1-800-407-0256; or

•	by mail in writing at Boston Financial Data Services, Attn: Schwab Funds, P.O. Box 8283, Boston, MA 02266-8323.

The minimum initial investment for the fund is $100. The fund may waive the minimum initial investment for certain investors.

Tax information
The fund intends to distribute tax-exempt income; however, a portion of the fund’s distributions may be subject to federal income tax.

Payments to financial intermediaries
If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

12 Schwab Tax-Free YieldPlus Fundtm

Schwab California Tax-Free YieldPlus Fundtm
Ticker Symbol:  SWYCX

Investment objective
The fund seeks high current income that is exempt from federal and California personal income tax consistent with minimal changes in share price.

Fund fees and expenses
This table describes the fees and expenses you may pay if you buy and hold shares of the fund.

Shareholder fees (fees paid directly from your investment)

None

Annual fund operating expenses (expenses that you pay each year as a % of the value of your investment)
Management fees	0.30
Distribution (12b-1) fees	None
Other expenses	0.39

Total annual fund operating expenses	0.69
Less expense reduction	(0.20)

Total annual fund operating expenses after expense reduction[1]	0.49

[1]	The investment adviser and its affiliates have agreed to limit the total annual fund operating expenses (excluding interest, taxes and certain non-routine expenses) of the fund to 0.49% for so long as the investment adviser serves as the adviser to the fund. This agreement may only be amended or terminated with the approval of the fund’s Board of Trustees.

 Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those time periods. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. The figures are based on total annual fund operating expenses after expense reduction. The expenses would be the same whether you stayed in the fund or sold your shares at the end of each period. Your actual costs may be higher or lower.

 Expenses on a $10,000 investment

1 year	3 years	5 years	10 years
$50	$157	$274	$616

 Portfolio turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 73% of the average value of its portfolio.

Principal investment strategies
To pursue its goal, the fund primarily invests in investment-grade municipal securities — those in the four highest credit rating categories (rated AAA to BBB– or the unrated equivalent as determined by the investment adviser) from California issuers. The fund normally invests at least 80% of its net assets in municipal securities the interest from which is exempt from federal and California personal income tax and the federal alternative minimum tax (AMT). The fund does not currently intend to invest in municipal securities whose interest is subject to the AMT; however, this would not

Schwab California Tax-Free YieldPlus Fundtm 13

prevent the fund from investing in such securities as a temporary defensive measure discussed below. To help maintain share price stability and preserve investor capital, the fund seeks to maintain an average portfolio duration of one year or less.

The fund may invest in fixed-, variable- or floating-rate securities from municipal issuers in California and in U.S. territories and possessions. These may include general obligation issues, which typically are backed by the issuer’s ability to levy taxes, and revenue issues, which typically are backed by a stream of revenue from a given source, such as an electric utility or a public water system. The fund may invest more than 25% of its total assets in municipal securities financing similar projects, such as those relating to education, health care, transportation and utilities.

In choosing securities, the fund’s manager seeks to maximize current income within the limits of the fund’s credit and maturity policies.

The fund’s investment strategy is designed to offer higher yields than a California municipal money market fund while seeking minimal changes in share price. The fund is an ultra-short bond fund and is not a money market fund. The fund has a higher risk profile than a money market fund (please see the Principal risks section) and, unlike a money market fund, its share price fluctuates. As an ultra-short bond fund, the fund is not subject to the maturity, credit or diversification limitations of a money market fund and may invest in financial instruments that a money market fund may not purchase. For example, the fund may invest in bonds with effective or final maturities of any length and may invest up to 15% of its assets in below investment grade bonds (sometimes called junk bonds) that are rated at least B by at least one nationally recognized statistical rating organization or are the unrated equivalent as determined by the investment adviser. If a bond is downgraded below B or the unrated equivalent, the fund may continue to hold it unless the investment adviser determines that the risk of holding the bond is unacceptable when compared to the bond’s total return potential.

The fund may buy and sell portfolio securities actively. If it does, its portfolio turnover rate and transaction costs will rise, which may lower fund performance and increase the likelihood of capital gains distributions.

During unusual market conditions, the fund may invest entirely in taxable securities and municipal securities whose interest is subject to the AMT as a temporary defensive measure. When the fund engages in such activities, the fund would not be pursuing its investment strategy and, as a result, may not achieve its investment objective.

Principal risks
The fund is subject to risks, any of which could cause an investor to lose money. The fund’s principal risks include:

Market Risk. Bond markets rise and fall daily. As with any investment whose performance is tied to these markets, the value of your investment in the fund will fluctuate, which means that you could lose money.

Management Risk. As with all actively managed funds, the strategies of the fund’s investment adviser may not achieve their desired results. Poor securities selection or a focus on securities in a particular sector may cause the fund to underperform its benchmark or other funds with a similar investment objective.

Investment Style Risk. In exchange for seeking minimal fluctuation in share price, the fund may offer lower long-term performance than stock investments or certain other bond investments.

Non-Diversification Risk. The fund is non-diversified and, as such, may invest a greater percentage of its assets in the securities of a single issuer than a fund that is diversified. A non-diversified fund is more susceptible to risks associated with a single economic, political or regulatory occurrence than a diversified fund.

Interest Rate Risk. Interest rates will rise and fall over time. During periods when interest rates are low, the fund’s yield and total return also may be low. Changes in interest rates also may affect the fund’s share price: a sharp rise in interest rates could cause the fund’s share price to fall. The longer the fund’s duration, the more sensitive to interest rate movements its share price is likely to be.

Credit Risk. The fund is subject to the risk that a decline in the credit quality of a portfolio investment could cause the fund to lose money or underperform. The fund could lose money if the issuer or guarantor of a portfolio investment fails to make timely principal or interest payments or otherwise honor its obligations.

Liquidity Risk. A particular investment may be difficult to purchase or sell. The fund may be unable to sell a security at an advantageous time or price.

High Yield Risk. High yield securities and unrated securities of similar credit quality (sometimes called junk bonds) that the fund may invest in are subject to greater levels of credit and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments.

14 Schwab California Tax-Free YieldPlus Fundtm

Prepayment and Extension Risk. The fund’s investments are subject to the risk that the securities may be paid off earlier or later than expected. Either situation could cause the fund to hold securities paying lower-than-market rates of interest, which could hurt the fund’s yield or share price.

Municipal Securities Risk. The fund primarily invests in municipal securities whose interest, in the opinion of the securities’ counsel, is exempt from federal income tax and from the AMT. Neither the investment adviser nor the fund guarantees that this opinion is correct, and there is no assurance that the IRS will agree with such counsel’s opinion. If certain types of investments the fund buys as tax-exempt are later ruled to be taxable, a portion of the fund’s income could be taxable. To the extent that the fund invests in municipal securities from a given state or geographic region, its share price and performance could be affected by local, state and regional factors, including erosion of the tax base and changes in the economic climate. National governmental actions, such as the elimination of tax-exempt status, also could affect performance.

California State-Specific Risk. Because the fund concentrates its investments in California municipal securities, the fund may be affected significantly by economic, regulatory or political developments affecting the ability of California issuers to pay interest or repay principal.

Taxable Investments. The fund may invest a portion of its assets in securities that generate income that is not exempt from federal income tax and, in addition, with respect to any temporary defensive investments by the fund, in securities whose interest is subject to the AMT. These investments could generate taxable income for shareholders.

Lack of Governmental Insurance or Guarantee. An investment in the fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

For more information on the risks of investing in the fund please see the “Fund details” section in the prospectus.

Performance
The bar chart below shows how the fund’s investment results have varied from year to year, and the following table shows how the fund’s average annual total returns for various periods compared to that of an index. This information provides some indication of the risks of investing in the fund. All figures assume distributions were reinvested. Keep in mind that future performance (both before and after taxes) may differ from past performance. For current performance information, please see www.schwabfunds.com/prospectus. On August 6, 2007, the Investor Share class and Select Share class were combined into a single class of shares of the fund, and the fund no longer offers multiple classes of shares. The performance history of the fund is that of the fund’s former Select Shares. Accordingly, the past performance information of the fund’s former Select Shares is shown below.

 Annual total returns (%) as of 12/31

Best quarter: 1.05% Q1 2009
Worst quarter: (8.74%) Q1 2008
Year-to-date performance (non-annualized and pre-tax) as of 9/30/10: 0.19%

 Average annual total returns (%) as of 12/31/09

				Since Inception
	1 year	5 years		(12/6/04)
Before taxes	1.72%	(0.10%	)	(0.08%	)
After taxes on distributions	1.72%	(0.10%	)	(0.08%	)
After taxes on distributions and sale of shares	1.56%	0.31%		0.33%
Comparative Index (reflects no deduction for expenses or taxes)
Barclays Capital 1-Year Municipal Bond Index	3.49%	3.42%		3.41%

The after-tax figures reflect the highest individual federal income tax rates in effect during the period and do not reflect the impact of state and local taxes. Your actual after-tax returns depend on your individual tax situation. In addition,

Schwab California Tax-Free YieldPlus Fundtm 15

after-tax returns are not relevant if you hold your fund shares through a tax-deferred arrangement, such as a 401(k) plan, IRA or other tax-advantaged account. In some cases, the return after taxes may exceed the return before taxes due to an assumed benefit from any losses on a sale of shares at the end of the measurement period.

Investment adviser
Charles Schwab Investment Management, Inc.

Portfolio managers

Kenneth Salinger, CFA, a managing director and portfolio manager of the investment adviser, has day-to-day co-responsibility for the management of the fund. He has managed the fund since 2008.

John Shelton, CFA, a portfolio manager of the investment adviser, has day-to-day co-responsibility for the management of the fund. He has managed the fund since 2000.

Purchase and sale of fund shares
The fund is open for business each day that the New York Stock Exchange is open. When you place orders to purchase, exchange or redeem fund shares through an account at Charles Schwab & Co., Inc. (Schwab) or another financial intermediary, you must follow Schwab’s or the other financial intermediary’s transaction procedures.

Eligible Investors (as determined by the fund and which generally are limited to institutional investors) may invest directly in the fund by placing purchase, exchange and redemption orders through the fund’s transfer agent. Eligible Investors must contact the transfer agent by phone or in writing to obtain an account application. Eligible Investors may contact the transfer agent:

•	by telephone at 1-800-407-0256; or

•	by mail in writing at Boston Financial Data Services, Attn: Schwab Funds, P.O. Box 8283, Boston, MA 02266-8323.

The minimum initial investment for the fund is $100. The fund may waive the minimum initial investment for certain investors.

Tax information
The fund intends to distribute income that is exempt from regular federal and California state personal income taxes. A portion the fund’s distributions may be subject to such taxes or to the alternative minimum tax.

Payments to financial intermediaries
If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

16 Schwab California Tax-Free YieldPlus Fundtm

Fund details
Investment objectives, strategies and risks

Schwab Tax-Free Bond Fundtm

Investment objective

The fund seeks high current income that is exempt from federal income tax, consistent with capital preservation.

Investment strategies

To pursue its goal, the fund primarily invests in investment-grade municipal securities — those in the four highest credit rating categories (rated AAA to BBB– or the unrated equivalent as determined by the investment adviser). The fund normally invests at least 80% of its net assets in municipal securities the interest from which is exempt from federal income tax, including the federal alternative minimum tax (AMT). The fund does not currently intend to invest in municipal securities whose interest is subject to the AMT; however, this would not prevent the fund from investing in such securities as a temporary defensive measure discussed below. The fund seeks to maintain an average maturity in its portfolio between three years and ten years.

The fund may invest in fixed-, variable- or floating-rate securities from municipal issuers around the country and in U.S. territories and possessions. These may include general obligation issues, which typically are backed by the issuer’s ability to levy taxes, and revenue issues, which typically are backed by a stream of revenue from a given source, such as an electric utility or a public water system. The fund may invest more than 25% of its total assets in municipal securities financing similar projects, such as those relating to education, health care, transportation and utilities and may also invest in municipal notes. Many of the fund’s securities carry credit enhancements (such as bond insurance) or liquidity enhancements (such as a letter of credit), which are designed to provide incremental levels of creditworthiness or liquidity.

In choosing securities, the fund’s manager seeks to maximize current income within the limits of the fund’s credit and average maturity standards. The investment adviser’s credit research department analyzes and monitors the securities that the fund owns or is considering buying. The fund may invest up to 15% of its assets in below investment grade bonds (sometimes called junk bonds) that are rated, at the time of investment, at least B by at least one nationally recognized statistical rating organization or are the unrated equivalent as determined by the investment adviser. If a bond is downgraded below B or the unrated equivalent, the fund may continue to hold it unless the investment adviser determines the risk of holding the bond is unacceptable when compared to the bond’s total return potential. The manager also may use investment techniques, such as futures contracts and other derivatives, in seeking to enhance yield, preserve capital, reduce bond price fluctuations and otherwise manage investment risk. A financial future is a contract to buy or sell a specific financial instrument at a specified price at a specific future time. Such financial instruments include treasury securities and other debt obligations, the prices of which fluctuate with changes in interest rates. The manager may adjust the fund’s holdings or its average maturity based on actual or anticipated changes in interest rates or credit quality.

During unusual market conditions, the fund may invest entirely in taxable securities and municipal securities whose interest is subject to the AMT as a temporary defensive measure. When the fund engages in such activities, the fund would not be pursuing its investment strategy and, as a result, it may not achieve its investment objective.

Principal risks

The fund is subject to risks, any of which could cause you to lose money.

Market Risk. Bond markets rise and fall daily. As with any investment whose performance is tied to these markets, the value of your investment in the fund will fluctuate, which means that you could lose money.

Management Risk. As with all actively managed funds, the strategies of the fund’s investment adviser may not achieve their desired results. Poor securities selection or a focus on securities in a particular sector may cause the fund to underperform its benchmark or other funds with a similar investment objective.

Investment Style Risk. The fund is not designed to offer substantial capital appreciation. In exchange for its goal of capital preservation, the fund may offer lower long-term performance than stock investments or certain other types of bond investments. The fund’s emphasis on quality and preservation of capital also could cause it to underperform certain other types of bond investments, particularly those that take greater maturity and credit risks. At the same time, some of the fund’s investments may have greater risks than securities in taxable bond funds.

Fund details 17

Non-Diversification Risk. Because the fund is non-diversified, it may divide its assets among fewer issuers than a diversified fund. This means that the fund could increase its exposure to the risks of a given issuer.

Interest Rate Risk. The fund is subject to the risk that interest rates rise and fall over time. As with any investment whose yield reflects current interest rates, the fund’s yield will change over time. During periods when interest rates are low, the fund’s yield (and total return) also may be low. Changes in interest rates also may affect the fund’s share price: a sharp rise in interest rates could cause the fund’s share price to fall. The longer the fund’s duration, the more sensitive to interest rate movements its share price is likely to be.

Credit Risk. The fund is subject to the risk that a decline in the credit quality of a portfolio investment could cause the fund’s share price to fall. Although the fund invests primarily in investment-grade securities, the fund could lose money if the issuer or guarantor of a portfolio investment or the counterparty to a derivatives contract fails to make timely principal or interest payments or otherwise honor its obligations.

Liquidity Risk. Liquidity risk exists when particular investments are difficult to purchase or sell. The market for certain investments may become illiquid due to specific adverse changes in the conditions of a particular issuer or under adverse market or economic conditions independent of the issuer. The fund’s investments in illiquid securities may reduce the returns of the fund because it may be unable to sell the illiquid securities at an advantageous time or price. Further, transactions in illiquid securities may entail transaction costs that are higher than those for transactions in liquid securities.

High Yield Risk. Funds that invest in high yield securities and unrated securities of similar credit quality (sometimes called junk bonds) may be subject to greater levels of credit and liquidity risk than funds that do not invest in such securities. These securities are considered predominately speculative with respect to the issuer’s continuing ability to make principal and interest payments. An economic downturn or period of rising interest rates could adversely affect the market for these securities and reduce a fund’s ability to sell these securities (liquidity risk). If the issuer of a security is in default with respect to interest or principal payments, a fund may lose its entire investment. Because of the risks involved in investing in high yield securities, an investment in a fund that invests in such securities should be considered speculative.

Leverage Risk. Certain fund transactions, such as derivatives, may give rise to a form of leverage and may expose the fund to greater risk. Leverage tends to magnify the effect of any decrease or increase in the value of the fund’s portfolio securities. The use of leverage may cause the fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations.

Prepayment and Extension Risk. The fund’s investments are subject to the risk that the securities may be paid off earlier or later than expected. Either situation could cause the fund to hold securities paying lower-than-market rates of interest, which could hurt the fund’s yield or share price. In addition, rising interest rates tend to extend the duration of certain fixed income securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, the fund may exhibit additional volatility. This is known as extension risk. When interest rates decline, borrowers may pay off their fixed income securities sooner than expected. This can reduce the returns of the fund because the fund will have to reinvest that money at the lower prevailing interest rates. This is known as prepayment risk.

Municipal Securities Risk. The fund primarily invests in municipal securities whose interest, in the opinion of the securities’ counsel, is exempt from federal income tax and from the AMT. Neither the investment adviser nor the fund guarantees that this opinion is correct, and there is no assurance that the IRS will agree with such counsel’s opinion. If certain types of investments the fund buys as tax-exempt are later ruled to be taxable, a portion of the fund’s income could be taxable. To the extent that the fund invests in municipal securities from a given state or geographic region, its share price and performance could be affected by local, state and regional factors, including erosion of the tax base and changes in the economic climate. National governmental actions, such as the elimination of tax-exempt status, also could affect performance. The fund may be more sensitive to adverse economic, business or political developments if it invests a substantial portion of its assets in municipal securities financing similar projects. A change that affects one project, such as proposed legislation on the financing of the project, a shortage of the materials needed for the project, or a declining need for the project, may affect similar projects and the overall municipal securities market.

Derivatives Risk. Examples of derivatives are options, futures, options on futures, swaps and warrants. An option is the right to buy or sell an instrument at a specific price before a specific date. A future is an agreement to buy or sell a financial instrument at a specific price on a specific day. A swap is an agreement whereby two parties agree to exchange payment streams calculated in relation to a rate, index, instrument or certain securities and a predetermined amount. A credit default swap is an agreement in which the seller agrees to make a payment to the buyer in the event of a specified credit event in exchange for a fixed payment or series of fixed payments. A warrant is a security that gives the holder the right, but not the obligation, to subscribe for newly created equity issues of the issuing company or a related company at a

18 Fund details

fixed price either on a certain date or during a set period. Changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying security. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss. Warrants do not entitle a holder to dividends or voting rights with respect to the underlying security and do not represent any rights in the assets of the issuing company.

The fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Certain of these risks, such as liquidity risk, credit risk, leverage risk, market risk and management risk, are discussed elsewhere in this section. The fund’s use of derivatives is also subject to lack of availability risk, valuation risk, correlation risk and tax risk. Lack of availability risk is the risk that suitable derivative transactions may not be available in all circumstances for risk management or other purposes. Valuation risk is the risk that a particular derivative may be valued incorrectly. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Tax risk is the risk that the use of derivatives may cause the fund to realize higher amounts of short-term capital gain. These risks could cause the fund to lose more than the principal amount invested.

Taxable Investments. The fund may invest a portion of its assets in securities that generate income that is not exempt from federal income tax and, in addition, with respect to any temporary defensive investments by the fund, in securities whose interest is subject to the AMT. These investments could generate taxable income for shareholders.

Lack of governmental insurance or guarantee. An investment in the fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

Schwab California Tax-Free Bond Fundtm

Investment objective
The fund seeks high current income exempt from federal and California personal income that is consistent with capital preservation.

Investment strategies
To pursue its goal, the fund primarily invests in investment-grade municipal securities — those in the four highest credit rating categories (rated AAA to BBB– or the unrated equivalent as determined by the investment adviser) from California issuers. The fund normally invests at least 80% of its net assets in municipal securities the interest from which is exempt from federal and California personal income tax and federal alternative minimum tax (AMT). The fund does not currently intend to invest in municipal securities whose interest is subject to the AMT; however, this would not prevent the fund from investing in such securities as a temporary defensive measure discussed below. The fund seeks to maintain an average maturity in its portfolio between three years and ten years.

The fund may invest in securities from municipal issuers in California and in U.S. territories and possessions. These may include general obligation issues, which typically are backed by the issuer’s ability to levy taxes, and revenue issues, which typically are backed by a stream of revenue from a given source, such as an electric utility or a public water system. The fund may invest more than 25% of its total assets in municipal securities financing similar projects, such as those relating to education, health care, transportation and utilities and may also invest in municipal notes. Many of the fund’s securities carry credit enhancements (such as bond insurance) or liquidity enhancements (such as a letter of credit), which are designed to provide incremental levels of creditworthiness or liquidity.

In choosing securities, the fund’s manager seeks to maximize current income within the limits of the fund’s credit and average maturity standards. The investment adviser’s credit research department analyzes and monitors the securities that the fund owns or is considering buying. The fund may invest up to 15% of its assets in below investment grade bonds (sometimes called junk bonds) that are rated, at the time of investment, at least B by at least one nationally recognized statistical rating organization or are the unrated equivalent as determined by the investment adviser. If a bond is downgraded below B or the unrated equivalent, the fund may continue to hold it unless the investment adviser determines the risk of holding the bond is unacceptable when compared to the bond’s total return potential. The manager also may use investment techniques, such as futures contracts and other derivatives, in seeking to enhance yield, preserve capital, reduce bond price fluctuations and otherwise manage investment risk. A financial future is a contract to buy or sell a specific financial instrument at a specified price at a specific future time. Such financial instruments include treasury securities and other debt obligations, the prices of which fluctuate with changes in interest rates. The manager may adjust the fund’s holdings or its average maturity based on actual or anticipated changes in interest rates or credit quality.

Fund details 19

During unusual market conditions, the fund may invest entirely in taxable securities and municipal securities whose interest is subject to the AMT as a temporary defensive measure. When the fund engages in such activities, the fund would not be pursuing its investment strategy and, as a result, it may not achieve its investment objective.

Principal risks
The fund is subject to risks, any of which could cause you to lose money.

Market Risk. Bond markets rise and fall daily. As with any investment whose performance is tied to these markets, the value of your investment in the fund will fluctuate, which means that you could lose money.

Management Risk. As with all actively managed funds, the strategies of the fund’s investment adviser may not achieve their desired results. Poor securities selection or a focus on securities in a particular sector may cause the fund to underperform its benchmark or other funds with a similar investment objective.

Investment Style Risk. The fund is not designed to offer substantial capital appreciation. In exchange for its goal of capital preservation, the fund may offer lower long-term performance than stock investments or certain other types of bond investments. The fund’s emphasis on quality and preservation of capital also could cause it to underperform certain other types of bond investments, particularly those that take greater maturity and credit risks. At the same time, some of the fund’s investments may have greater risks than securities in taxable bond funds.

Non-Diversification Risk. Because the fund is non-diversified, it may divide its assets among fewer issuers than a diversified fund. This means that the fund could increase its exposure to the risks of a given issuer.

Interest Rate Risk. The fund is subject to the risk that interest rates rise and fall over time. As with any investment whose yield reflects current interest rates, the fund’s yield will change over time. During periods when interest rates are low, the fund’s yield (and total return) also may be low. Changes in interest rates also may affect the fund’s share price: a sharp rise in interest rates could cause the fund’s share price to fall. The longer the fund’s duration, the more sensitive to interest rate movements its share price is likely to be.

Credit Risk. The fund is subject to the risk that a decline in the credit quality of a portfolio investment could cause the fund’s share price to fall. Although the fund invests primarily in investment-grade securities, the fund could lose money if the issuer or guarantor of a portfolio investment or the counterparty to a derivatives contract fails to make timely principal or interest payments or otherwise honor its obligations.

Liquidity Risk. Liquidity risk exists when particular investments are difficult to purchase or sell. The market for certain investments may become illiquid due to specific adverse changes in the conditions of a particular issuer or under adverse market or economic conditions independent of the issuer. The fund’s investments in illiquid securities may reduce the returns of the fund because it may be unable to sell the illiquid securities at an advantageous time or price. Further, transactions in illiquid securities may entail transaction costs that are higher than those for transactions in liquid securities.

High Yield Risk. Funds that invest in high yield securities and unrated securities of similar credit quality (sometimes called junk bonds) may be subject to greater levels of credit and liquidity risk than funds that do not invest in such securities. These securities are considered predominately speculative with respect to the issuer’s continuing ability to make principal and interest payments. An economic downturn or period of rising interest rates could adversely affect the market for these securities and reduce a fund’s ability to sell these securities (liquidity risk). If the issuer of a security is in default with respect to interest or principal payments, a fund may lose its entire investment. Because of the risks involved in investing in high yield securities, an investment in a fund that invests in such securities should be considered speculative.

Leverage Risk. Certain fund transactions, such as derivatives, may give rise to a form of leverage and may expose the fund to greater risk. Leverage tends to magnify the effect of any decrease or increase in the value of the fund’s portfolio securities. The use of leverage may cause the fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations.

Prepayment and Extension Risk. The fund’s investments are subject to the risk that the securities may be paid off earlier or later than expected. Either situation could cause the fund to hold securities paying lower-than-market rates of interest, which could hurt the fund’s yield or share price. In addition, rising interest rates tend to extend the duration of certain fixed income securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, the fund may exhibit additional volatility. This is known as extension risk. When interest rates decline, borrowers may pay off their fixed income securities sooner than expected. This can reduce the returns of the fund because the fund will have to reinvest that money at the lower prevailing interest rates. This is known as prepayment risk.

20 Fund details

Municipal Securities Risk. The fund primarily invests in municipal securities whose interest, in the opinion of the securities’ counsel, is exempt from federal income tax and from the AMT. Neither the investment adviser nor the fund guarantees that this opinion is correct, and there is no assurance that the IRS will agree with such counsel’s opinion. If certain types of investments the fund buys as tax-exempt are later ruled to be taxable, a portion of the fund’s income could be taxable. The fund may be more sensitive to adverse economic, business or political developments if it invests a substantial portion of its assets in municipal securities financing similar projects. A change that affects one project, such as proposed legislation on the financing of the project, a shortage of the materials needed for the project, or a declining need for the project, may affect similar projects and the overall municipal securities market. National governmental or court actions, such as the elimination of tax-exempt status, also could affect fund performance.

California State-Specific Risk. Because the fund primarily invests in a portfolio of California municipal securities, the fund is more susceptible to political, economic, regulatory or other factors affecting issuers of California municipal securities. California has a diverse economic base that supports its creditworthiness but also makes the state vulnerable to challenges stemming from many sources including economic trends, legislative and legal actions as well as shifts in political views. The possibility exists that a natural disaster, including an earthquake, could create a major dislocation of the California economy and significantly affect the ability of state and local governments to raise money to pay principal and interest on their municipal securities.

Derivatives Risk. Examples of derivatives are options, futures, options on futures, swaps and warrants. An option is the right to buy or sell an instrument at a specific price before a specific date. A future is an agreement to buy or sell a financial instrument at a specific price on a specific day. A swap is an agreement whereby two parties agree to exchange payment streams calculated in relation to a rate, index, instrument or certain securities and a predetermined amount. A credit default swap is an agreement in which the seller agrees to make a payment to the buyer in the event of a specified credit event in exchange for a fixed payment or series of fixed payments. A warrant is a security that gives the holder the right, but not the obligation, to subscribe for newly created equity issues of the issuing company or a related company at a fixed price either on a certain date or during a set period. Changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying security. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss. Warrants do not entitle a holder to dividends or voting rights with respect to the underlying security and do not represent any rights in the assets of the issuing company.

The fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Certain of these risks, such as liquidity risk, credit risk, leverage risk, market risk and management risk, are discussed elsewhere in this section. The fund’s use of derivatives is also subject to lack of availability risk, valuation risk, correlation risk and tax risk. Lack of availability risk is the risk that suitable derivative transactions may not be available in all circumstances for risk management or other purposes. Valuation risk is the risk that a particular derivative may be valued incorrectly. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Tax risk is the risk that the use of derivatives may cause the fund to realize higher amounts of short-term capital gain. These risks could cause the fund to lose more than the principal amount invested.

Taxable Investments. The fund may invest a portion of its assets in securities that generate income that is not exempt from federal and California state income tax and, in addition, with respect to any temporary defensive investments by the fund, in securities whose interest is subject to the AMT. These investments could generate taxable income for shareholders.

Lack of Governmental Insurance or Guarantee. An investment in the fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

Schwab Tax-Free YieldPlus Fundtm

Investment objective
The fund seeks high current income that is exempt from federal income tax consistent with minimal changes to share price.

Investment strategies
To pursue its goal, the fund primarily invests in investment-grade municipal securities — those in the four highest credit rating categories (rated AAA to BBB– or the unrated equivalent as determined by the investment adviser). The fund normally invests at least 80% of its net assets in municipal securities the interest from which is exempt from federal income tax, including the federal alternative minimum tax (AMT). The fund does not currently intend to invest in any municipal securities whose interest is subject to AMT; however, this would not prevent the fund from investing in such

Fund details 21

securities as a temporary defensive measure discussed below. To help maintain share price stability and preserve investor capital, the fund seeks to maintain an average portfolio duration of one year or less.

The fund may invest in fixed-, variable- or floating-rate securities from municipal issuers around the country and in U.S. territories and possessions. These may include general obligation issues, which typically are backed by the issuer’s ability to levy taxes, and revenue issues, which typically are backed by a stream of revenue from a given source, such as an electric utility or a public water system. The fund may invest more than 25% of its total assets in municipal securities financing similar projects, such as those relating to education, health care, transportation and utilities. Many of the fund’s securities carry credit enhancements (such as bond insurance) or liquidity enhancements (such as a letter of credit), which are designed to provide incremental levels of creditworthiness or liquidity.

In choosing securities, the fund’s manager seeks to maximize current income within the limits of the fund’s credit and maturity policies.

The fund’s investment strategy is designed to offer higher yields than a municipal money market fund while seeking minimal changes in share price. The fund is an ultra-short bond fund and is not a money market fund. The fund has a higher risk profile than a money market fund (please see the Principal risks section) and, unlike a money market fund, its share price will fluctuate. As an ultra-short bond fund, the fund is not subject to the maturity, credit or diversification limitations of a money market fund and may invest in financial instruments that a money market fund may not purchase. For example, the fund may invest in bonds with effective or final maturities of any length and may invest up to 15% of its assets in below investment grade bonds (sometimes called junk bonds) that are rated, at the time of investment, at least B by at least one nationally recognized statistical rating organization or are the unrated equivalent as determined by the investment adviser. If a bond is downgraded below B or the unrated equivalent, the fund may continue to hold it unless the investment adviser determines the risk of holding the bond is unacceptable when compared to the bond’s total return potential.

The fund may invest in derivatives including, without limitation, futures, options and swaps (including credit default swaps), which relate to fixed income securities, interest rates and other assets and related indices. The fund typically uses derivatives for risk management purposes and as a substitute for taking the position in an underlying asset. Please see the Principal risks section for a description of these investments.

The fund may buy and sell portfolio securities actively. If it does, its portfolio turnover rate and transaction costs will rise, which may lower fund performance and increase the likelihood of capital gain distributions.

During unusual market conditions, the fund may invest entirely in taxable securities and municipal securities whose interest is subject to the AMT as a temporary defensive measure. When the fund engages in such activities, the fund would not be pursuing its investment strategy and, as a result, may not achieve its investment objective.

Principal risks
The fund is subject to risks, any of which could cause you to lose money.

Market Risk. Bond markets rise and fall daily. As with any investment whose performance is tied to these markets, the value of your investment in the fund will fluctuate, which means that you could lose money.

Management Risk. As with all actively managed funds, the strategies of the fund’s investment adviser may not achieve their desired results. Poor securities selection or a focus on securities in a particular sector may cause the fund to underperform its benchmark or other funds with a similar investment objective.

Investment Style Risk. In exchange for seeking minimal fluctuation in share price, the fund may offer lower long-term performance than stock investments or certain other bond investments.

Non-Diversification Risk. Because the fund is non-diversified, it may divide its assets among fewer issuers than a diversified fund. This means that the fund could increase its exposure to the risks of a given issuer.

Interest Rate Risk. The fund is subject to the risk that interest rates rise and fall over time. As with any investment whose yield reflects current interest rates, the fund’s yield will change over time. During periods when interest rates are low, the fund’s yield (and total return) also may be low. Changes in interest rates also may affect the fund’s share price: a sharp rise in interest rates could cause the fund’s share price to fall. The longer the fund’s duration, the more sensitive to interest rate movements its share price is likely to be.

Credit Risk. The fund is subject to the risk that a decline in the credit quality of a portfolio investment could cause the fund’s share price to fall. Although the fund invests primarily in investment-grade securities, the fund could lose money if the issuer or guarantor of a portfolio investment or the counterparty to a derivatives contract fails to make timely principal or interest payments or otherwise honor its obligations.

22 Fund details

High Yield Risk. Funds that invest in high yield securities and unrated securities of similar credit quality (sometimes called junk bonds) may be subject to greater levels of credit and liquidity risk than funds that do not invest in such securities. These securities are considered predominately speculative with respect to the issuer’s continuing ability to make principal and interest payments. An economic downturn or period of rising interest rates could adversely affect the market for these securities and reduce a fund’s ability to sell these securities (liquidity risk). If the issuer of a security is in default with respect to interest or principal payments, a fund may lose its entire investment. Because of the risks involved in investing in high yield securities, an investment in a fund that invests in such securities should be considered speculative.

Liquidity Risk. Liquidity risk exists when particular investments are difficult to purchase or sell. The market for certain investments may become illiquid due to specific adverse changes in the conditions of a particular issuer or under adverse market or economic conditions independent of the issuer. The fund’s investments in illiquid securities may reduce the returns of the fund because it may be unable to sell the illiquid securities at an advantageous time or price. Further, transactions in illiquid securities may entail transaction costs that are higher than those for transactions in liquid securities. As of November 15, 2010, the fund owned three illiquid securities constituting 23.49% of the fund’s net assets. These securities are being fair valued by management in accordance with procedures approved by the fund’s Board of Trustees. The fund has an investment restriction providing that it cannot purchase additional illiquid securities once such securities comprise 15% of the fund’s net assets. The fund will take steps to bring the aggregate amount of illiquid securities back within the limitation as soon as reasonably practicable. However, there is no guarantee that the fund will be able to do so and it is expected that the percentage of illiquid securities will remain high in the near future.

Leverage Risk. Certain fund transactions, such as derivatives, may give rise to a form of leverage and may expose the fund to greater risk. Leverage tends to magnify the effect of any decrease or increase in the value of the fund’s portfolio securities. The use of leverage may cause the fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations.

Prepayment and Extension Risk. The fund’s investments are subject to the risk that the securities may be paid off earlier or later than expected. Either situation could cause the fund to hold securities paying lower-than-market rates of interest, which could hurt the fund’s yield or share price. In addition, rising interest rates tend to extend the duration of certain fixed income securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, the fund may exhibit additional volatility. This is known as extension risk. When interest rates decline, borrowers may pay off their fixed income securities sooner than expected. This can reduce the returns of the fund because the fund will have to reinvest that money at the lower prevailing interest rates. This is known as prepayment risk.

Municipal Securities Risk. The fund primarily invests in municipal securities whose interest, in the opinion of the securities’ counsel, is exempt from federal income tax and from the AMT. Neither the investment adviser nor the fund guarantees that this opinion is correct, and there is no assurance that the IRS will agree with such counsel’s opinion. If certain types of investments the fund buys as tax-exempt are later ruled to be taxable, a portion of the fund’s income could be taxable. To the extent that the fund invests in municipal securities from a given state or geographic region, its share price and performance could be affected by local, state and regional factors, including erosion of the tax base and changes in the economic climate. National governmental actions, such as the elimination of tax-exempt status, also could affect performance. The fund may be more sensitive to adverse economic, business or political developments if it invests a substantial portion of its assets in municipal securities financing similar projects. A change that affects one project, such as proposed legislation on the financing of the project, a shortage of the materials needed for the project, or a declining need for the project, may affect similar projects and the overall municipal securities market.

Derivatives Risk. Examples of derivatives are options, futures, options on futures, swaps and warrants. An option is the right to buy or sell an instrument at a specific price before a specific date. A future is an agreement to buy or sell a financial instrument at a specific price on a specific day. A swap is an agreement whereby two parties agree to exchange payment streams calculated in relation to a rate, index, instrument or certain securities and a predetermined amount. A credit default swap is an agreement in which the seller agrees to make a payment to the buyer in the event of a specified credit event in exchange for a fixed payment or series of fixed payments. A warrant is a security that gives the holder the right, but not the obligation, to subscribe for newly created equity issues of the issuing company or a related company at a fixed price either on a certain date or during a set period. Changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying security. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss. Warrants do not entitle a holder to dividends or voting rights with respect to the underlying security and do not represent any rights in the assets of the issuing company.

Fund details 23

The fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Certain of these risks, such as liquidity risk, credit risk, leverage risk, market risk and management risk, are discussed elsewhere in this section. The fund’s use of derivatives is also subject to lack of availability risk, valuation risk, correlation risk and tax risk. Lack of availability risk is the risk that suitable derivative transactions may not be available in all circumstances for risk management or other purposes. Valuation risk is the risk that a particular derivative may be valued incorrectly. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Tax risk is the risk that the use of derivatives may cause the fund to realize higher amounts of short-term capital gain. These risks could cause the fund to lose more than the principal amount invested.

Taxable Investments. The fund may invest a portion of its assets in securities that generate income that is not exempt from federal income tax and, in addition, with respect to any temporary defensive investments by the fund, in securities whose interest is subject to the AMT. These investments could generate taxable income for shareholders.

Lack of Governmental Insurance or Guarantee. An investment in the fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

Schwab California Tax-Free YieldPlus Fundtm

Investment objective
The fund seeks high current income that is exempt from federal and California personal income tax consistent with minimal changes in share price.

Investment strategies
To pursue its goal, the fund primarily invests in investment-grade municipal securities — those in the four highest credit rating categories (rated AAA to BBB– or the unrated equivalent as determined by the investment adviser) from California issuers. The fund normally invests at least 80% of its net assets in municipal securities the interest from which is exempt from federal and California personal income tax and the federal alternative minimum tax (AMT). The fund does not currently intend to invest in municipal securities whose interest is subject to the AMT; however, this would not prevent the fund from investing in such securities as a temporary defensive measure discussed below. To help maintain share price stability and preserve investor capital, the fund seeks to maintain an average portfolio duration of one year or less.

The fund may invest in fixed-, variable- or floating-rate securities from municipal issuers in California and in U.S. territories and possessions. These may include general obligation issues, which typically are backed by the issuer’s ability to levy taxes, and revenue issues, which typically are backed by a stream of revenue from a given source, such as an electric utility or a public water system. The fund may invest more than 25% of its total assets in municipal securities financing similar projects, such as those relating to education, health care, transportation and utilities. Many of the fund’s securities carry credit enhancements (such as bond insurance) or liquidity enhancements (such as a letter of credit), which are designed to provide incremental levels of creditworthiness or liquidity.

In choosing securities, the fund’s manager seeks to maximize current income within the limits of the fund’s credit and maturity policies.

The fund’s investment strategy is designed to offer higher yields than a California municipal money market fund while seeking minimal changes in share price. The fund is an ultra-short bond fund and is not a money market fund. The fund has a higher risk profile than a money market fund (please see the Principal risks section) and, unlike a money market fund, its share price fluctuates. As an ultra-short bond fund, the fund is not subject to the maturity, credit or diversification limitations of a money market fund and may invest in financial instruments that a money market fund may not purchase. For example, the fund may invest in bonds with effective or final maturities of any length and may invest up to 15% of its assets in below investment grade bonds (sometimes called junk bonds) that are rated at least B by at least one nationally recognized statistical rating organization or are the unrated equivalent as determined by the investment adviser. If a bond is downgraded below B or the unrated equivalent, the fund may continue to hold it unless the investment adviser determines that the risk of holding the bond is unacceptable when compared to the bond’s total return potential.

The fund may invest in derivatives including, without limitation, futures, options and swaps (including credit default swaps), which relate to fixed income securities, interest rates and other assets and related indices. The fund typically uses derivatives for risk management purposes and as a substitute for taking the position in an underlying asset. Please see the Principal risks section for a description of these investments.

24 Fund details

The fund may buy and sell portfolio securities actively. If it does, its portfolio turnover rate and transaction costs will rise, which may lower fund performance and increase the likelihood of capital gains distributions.

During unusual market conditions, the fund may invest entirely in taxable securities and municipal securities whose interest is subject to the AMT as a temporary defensive measure. When the fund engages in such activities, the fund would not be pursuing its investment strategy and, as a result, may not achieve its investment objective.

Principal risks
The fund is subject to risks, any of which could cause you to lose money.

Market Risk. Bond markets rise and fall daily. As with any investment whose performance is tied to these markets, the value of your investment in the fund will fluctuate, which means that you could lose money.

Management Risk. As with all actively managed funds, the strategies of the fund’s investment adviser may not achieve their desired results. Poor securities selection or a focus on securities in a particular sector may cause the fund to underperform its benchmark or other funds with a similar investment objective.

Investment Style Risk. In exchange for seeking minimal fluctuation in share price, the fund may offer lower long-term performance than stock investments or certain other bond investments.

Non-Diversification Risk. Because the fund is non-diversified, it may divide its assets among fewer issuers than a diversified fund. This means that the fund could increase its exposure to the risks of a given issuer.

Interest Rate Risk. The fund is subject to the risk that interest rates rise and fall over time. As with any investment whose yield reflects current interest rates, the fund’s yield will change over time. During periods when interest rates are low, the fund’s yield (and total return) also may be low. Changes in interest rates also may affect the fund’s share price: a sharp rise in interest rates could cause the fund’s share price to fall. The longer the fund’s duration, the more sensitive to interest rate movements its share price is likely to be.

Credit Risk. The fund is subject to the risk that a decline in the credit quality of a portfolio investment could cause the fund’s share price to fall. Although the fund invests primarily in investment-grade securities, the fund could lose money if the issuer or guarantor of a portfolio investment or the counterparty to a derivatives contract fails to make timely principal or interest payments or otherwise honor its obligations.

Liquidity Risk. Liquidity risk exists when particular investments are difficult to purchase or sell. The market for certain investments may become illiquid due to specific adverse changes in the conditions of a particular issuer or under adverse market or economic conditions independent of the issuer. The fund’s investments in illiquid securities may reduce the returns of the fund because it may be unable to sell the illiquid securities at an advantageous time or price. Further, transactions in illiquid securities may entail transaction costs that are higher than those for transactions in liquid securities.

High Yield Risk. Funds that invest in high yield securities and unrated securities of similar credit quality (commonly known as Junk Bonds) may be subject to greater levels of credit and liquidity risk than funds that do not invest in such securities. These securities are considered predominately speculative with respect to the issuer’s continuing ability to make principal and interest payments. An economic downturn or period of rising interest rates could adversely affect the market for these securities and reduce a fund’s ability to sell these securities (liquidity risk). If the issuer of a security is in default with respect to interest or principal payments, a fund may lose its entire investment. Because of the risks involved in investing in high yield securities, an investment in a fund that invests in such securities should be considered speculative.

Leverage Risk. Certain fund transactions, such as derivatives, may give rise to a form of leverage and may expose the fund to greater risk. Leverage tends to magnify the effect of any decrease or increase in the value of the fund’s portfolio securities. The use of leverage may cause the fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations.

Prepayment and Extension Risk. The fund’s investments are subject to the risk that the securities may be paid off earlier or later than expected. Either situation could cause the fund to hold securities paying lower-than-market rates of interest, which could hurt the fund’s yield or share price. In addition, rising interest rates tend to extend the duration of certain fixed income securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, the fund may exhibit additional volatility. This is known as extension risk. When interest rates decline, borrowers may pay off their fixed income securities sooner than expected. This can reduce the returns of the fund because the fund will have to reinvest that money at the lower prevailing interest rates. This is known as prepayment risk.

Municipal Securities Risk. The fund primarily invests in municipal securities whose interest, in the opinion of the securities’ counsel, is exempt from federal income tax and from the AMT. Neither the investment adviser nor the fund

Fund details 25

guarantees that this opinion is correct, and there is no assurance that the IRS will agree with such counsel’s opinion. If certain types of investments the fund buys as tax-exempt are later ruled to be taxable, a portion of the fund’s income could be taxable. The fund may be more sensitive to adverse economic, business or political developments if it invests a substantial portion of its assets in municipal securities financing similar projects. A change that affects one project, such as proposed legislation on the financing of the project, a shortage of the materials needed for the project, or a declining need for the project, may affect similar projects and the overall municipal securities market. National governmental or court actions, such as the elimination of tax-exempt status, also could affect fund performance.

California State-Specific Risk. Because the fund primarily invests in a portfolio of California municipal securities, the fund is more susceptible to political, economic, regulatory or other factors affecting issuers of California municipal securities. California has a diverse economic base that supports its creditworthiness but also makes the state vulnerable to challenges stemming from many sources including economic trends, legislative and legal actions as well as shifts in political views. The possibility exists that a natural disaster, including an earthquake, could create a major dislocation of the California economy and significantly affect the ability of state and local governments to raise money to pay principal and interest on their municipal securities.

Derivatives Risk. Examples of derivatives are options, futures, options on futures, swaps and warrants. An option is the right to buy or sell an instrument at a specific price before a specific date. A future is an agreement to buy or sell a financial instrument at a specific price on a specific day. A swap is an agreement whereby two parties agree to exchange payment streams calculated in relation to a rate, index, instrument or certain securities and a predetermined amount. A credit default swap is an agreement in which the seller agrees to make a payment to the buyer in the event of a specified credit event in exchange for a fixed payment or series of fixed payments. A warrant is a security that gives the holder the right, but not the obligation, to subscribe for newly created equity issues of the issuing company or a related company at a fixed price either on a certain date or during a set period. Changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying security. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss. Warrants do not entitle a holder to dividends or voting rights with respect to the underlying security and do not represent any rights in the assets of the issuing company.

The fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Certain of these risks, such as liquidity risk, credit risk, leverage risk, market risk and management risk, are discussed elsewhere in this section. The fund’s use of derivatives is also subject to lack of availability risk, valuation risk, correlation risk and tax risk. Lack of availability risk is the risk that suitable derivative transactions may not be available in all circumstances for risk management or other purposes. Valuation risk is the risk that a particular derivative may be valued incorrectly. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Tax risk is the risk that the use of derivatives may cause the fund to realize higher amounts of short-term capital gain. These risks could cause the fund to lose more than the principal amount invested.

Taxable Investments. The fund may invest a portion of its assets in securities that generate income that is not exempt from federal and California state income tax and, in addition, with respect to any temporary defensive investments by the fund, in securities whose interest is subject to the AMT. These investments could generate taxable income for shareholders.

Lack of Governmental Insurance or Guarantee. An investment in the fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

Portfolio holdings
A description of the funds’ policies and procedures with respect to the disclosure of a fund’s portfolio securities is available in the Statement of Additional Information.

26 Fund details

Financial highlights

This section provides further details about each fund’s financial history for the past five years. Certain information reflects financial results for a single fund share. “Total return” shows the percentage that an investor in the fund would have earned or lost during a given period, assuming all distributions were reinvested. The funds’ independent registered public accounting firm, PricewaterhouseCoopers LLP, audited these figures. Their full report is included in the funds’ annual report (see back cover).

Schwab Tax-Free Bond Fundtm

	9/1/09–	9/1/08–	9/1/07–	9/1/06–	9/1/05–
	8/31/10	8/31/09	8/31/08	8/31/07	8/31/06
Per-Share Data ($)

Net asset value at beginning of period	11.12	10.80	10.75	11.10	11.25

Income (loss) from investment operations:
Net investment income (loss)	0.31	0.39	0.45	0.44	0.44
Net realized and unrealized gains (losses)	0.72	0.32	0.05	(0.35)	(0.15)

Total from investment operations	1.03	0.71	0.50	0.09	0.29
Less distributions:
Distributions from net investment income	(0.31)	(0.39)	(0.45)	(0.44)	(0.44)
Distributions from net realized gains	(0.12)	—	—	—	—

Total distributions	(0.43)	(0.39)	(0.45)	(0.44)	(0.44)

Net asset value at end of period	11.72	11.12	10.80	10.75	11.10

Total return (%)	9.43	6.80	4.79	0.82	2.70
Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses	0.49	0.49	0.48	0.59	0.65
Gross operating expenses	0.63	0.66	0.69	0.70	0.69
Net investment income (loss)	2.71	3.60	4.21	4.03	4.01
Portfolio turnover rate	122	211	199	29	23
Net assets, end of period ($ x 1,000,000)	446	251	108	93	92

Financial highlights 27

Schwab California Tax-Free Bond Fundtm

	9/1/09–	9/1/08–	9/1/07–	9/1/06–	9/1/05–
	8/31/10	8/31/09	8/31/08	8/31/07	8/31/06
Per-Share Data ($)

Net asset value at beginning of period	11.30	11.37	11.30	11.66	11.84

Income (loss) from investment operations:
Net investment income (loss)	0.35	0.42	0.47	0.48	0.49
Net realized and unrealized gains (losses)	0.64	(0.07)	0.07	(0.30)	(0.17)

Total from investment operations	0.99	0.35	0.54	0.18	0.32
Less distributions:
Distributions from net investment income	(0.35)	(0.42)	(0.47)	(0.48)	(0.49)
Distributions from net realized gains	—	—	—	(0.06)	(0.01)

Total distributions	(0.35)	(0.42)	(0.47)	(0.54)	(0.50)

Net asset value at end of period	11.94	11.30	11.37	11.30	11.66

Total return (%)	8.89	3.24	4.89	1.57	2.78
Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses	0.49	0.49	0.49	0.56	0.60
Gross operating expenses	0.59	0.60	0.61	0.61	0.60
Net investment income (loss)	2.99	3.82	4.16	4.15	4.19
Portfolio turnover rate	88	119	89	19	19
Net assets, end of period ($ x 1,000,000)	446	361	308	217	205

28 Financial highlights

Schwab Tax-Free Yield Plus Fundtm

	9/1/09–	9/1/08–	9/1/07–	9/1/06–	9/1/05–
	8/31/10	8/31/09	8/31/08	8/31/07[1]	8/31/06
Per-Share Data ($)

Net asset value at beginning of period	7.91	9.20	9.87	9.96	9.97

Income (loss) from investment operations:
Net investment income (loss)	0.03	0.19	0.37	0.33	0.28
Net realized and unrealized gains (losses)	(0.24)	(1.29)[2]	(0.68)	(0.09)	(0.01)

Total from investment operations	(0.21)	(1.10)	(0.31)	0.24	0.27
Less distributions:
Distributions from net investment income	(0.03)	(0.19)	(0.36)	(0.33)	(0.28)

Net asset value at end of period	7.67	7.91 [2]	9.20	9.87	9.96

Total return (%)	2.63	(12.13)[2]	(3.21)	2.45	2.73
Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses	0.49	0.49	0.48	0.49	0.49
Gross operating expenses	0.93	0.60	0.49	0.51	0.53
Net investment income (loss)	0.41	2.64	3.84	3.34	2.81
Portfolio turnover rate	65	70	61	45	55
Net assets, end of period ($ x 1,000,000)	30	44	175	654	489

[1]	Effective on August 6, 2007, all outstanding Investor Shares were converted into Select Shares. The figures in the Financial Highlights reflect only the remaining share class.

[2]	Net realized and unrealized gains (losses), net asset value at end of period and total return would have been ($1.85), $7.35 and (18.35%), respectively, if payment from affiliate had not been included.

Financial highlights 29

Schwab California Tax-Free YieldPlus Fundtm

	9/1/09–	9/1/08–	9/1/07–	9/1/06–	9/1/05–
	8/31/10	8/31/09	8/31/08	8/31/07[1]	8/31/06
Per-Share Data ($)

Net asset value at beginning of period	8.70	8.77	9.87	9.98	9.95

Income (loss) from investment operations:
Net investment income (loss)	0.04	0.17	0.33	0.32	0.27
Net realized and unrealized gains (losses)	0.03	(0.07)	(1.10)	(0.11)	0.03

Total from investment operations	0.07	0.10	(0.77)	0.21	0.30
Less distributions:
Distributions from net investment income	(0.04)	(0.17)	(0.33)	(0.32)	(0.27)

Net asset value at end of period	8.73	8.70	8.77	9.87	9.98

Total return (%)	0.83	1.14	(7.92)	2.16	3.06
Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses	0.49	0.49	0.45	0.45	0.46
Gross operating expenses	0.69	0.56	0.46	0.45	0.46
Net investment income (loss)	0.49	2.02	3.59	3.26	2.74
Portfolio turnover rate	73	41	17	38	70
Net assets, end of period ($ x 1,000,000)	60	94	157	1,053	768

[1]	Effective on August 6, 2007, all outstanding Investor Shares were converted into Select Shares. The figures in the Financial Highlights reflect only the remaining share class.

30 Financial highlights

Fund management

The investment adviser for the funds is Charles Schwab Investment Management, Inc. (“CSIM” or the “adviser”), 211 Main Street, San Francisco, CA 94105. Founded in 1989, the firm today serves as investment adviser for all of the Schwab Funds®, Laudus Funds® and Schwab ETFstm. As of October 31, 2010, CSIM managed 84 mutual funds and approximately $188 billion in assets.

As the investment adviser, CSIM oversees the asset management and administration of the funds. As compensation for these services, the firm receives a management fee from the funds. For the 12 months ended August 31, 2010, these fees were 0.17% for the Schwab Tax-Free Bond Fundtm, 0.20% for the Schwab California Tax-Free Bond Fundtm, 0.00% for the Schwab Tax-Free YieldPlus Fundtm and 0.12% for the Schwab California Tax-Free YieldPlus Fundtm. These figures, which are expressed as a percentage of each fund’s average daily net assets, represent the actual amounts paid, including the effects of reductions.

A discussion regarding the basis for the Board of Trustees’ approval of the funds’ investment advisory agreements is available in the funds’ August 31, 2010 annual report, which covers the period September 1, 2009 through August 31, 2010.

Portfolio Managers

Kenneth Salinger, CFA, a managing director and portfolio manager of the investment adviser, has day-to-day co-responsibility for the management of the funds. He joined the firm in 2008 and has worked in fixed-income and asset management since 1994.

John Shelton, CFA, a portfolio manager of the investment adviser, has day-to-day co-responsibility for the management of the funds. He joined the firm in 2000 and has worked in fixed-income asset management since 1998.

Additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the funds is available in the Statement of Additional Information.

Fund management 31

Investing in the funds

In this section, you will find information on buying, selling and exchanging shares. You may invest in a fund through an intermediary by placing orders through your brokerage account at Charles Schwab & Co., Inc. (Schwab) or an account with another broker/dealer, investment adviser, 401(k) plan, employee benefit plan, administrator, bank, or other financial intermediary (intermediary) that is authorized to accept orders on behalf of the fund (intermediary orders). Eligible Investors (as defined herein) may invest directly in a fund by placing orders through the fund’s transfer agent (direct orders). You also will see how to choose a distribution option for your investment. Helpful information on taxes is included as well.

Investing through a financial intermediary

Placing orders through your intermediary
When you place orders through Schwab or other intermediary, you are not placing your orders directly with a fund, and you must follow Schwab’s or the other intermediary’s transaction procedures. Your intermediary may impose different or additional conditions than a fund on purchases, redemptions and exchanges of fund shares. These differences may include initial, subsequent and maintenance investment requirements, exchange policies, fund choices, cut-off times for investment and trading restrictions. Your intermediary may independently establish and charge its customers transaction fees, account fees and other fees in addition to the fees charged by a fund. These additional fees may vary over time and would increase the cost of your investment and lower investment returns. You should consult your intermediary directly for information regarding these conditions and fees. The funds are not responsible for the failure of your intermediary to carry out its responsibilities.

Only certain intermediaries are authorized to accept orders on behalf of a fund. If your fund shares are no longer held by an authorized intermediary, a fund may impose restrictions on your ability to manage or maintain your shares. For example, you will not be able to place orders to purchase additional shares. To remove these restrictions, you have two options. First, you may move your shares to Schwab or another intermediary that is authorized to accept fund orders. Second, you may maintain a direct account with a fund if you meet the eligibility requirements for placing direct orders and your completed account application and supporting documentation is returned to and accepted by the fund’s transfer agent. The eligibility requirements and instructions for submitting an account application are set forth in the “Investing directly with the funds” section of the prospectus. If you do not exercise one of these options within ninety days, the funds reserve the right to redeem your shares.

Buying, selling and exchanging shares through an intermediary
To purchase, redeem or exchange shares held in your Schwab account or in your account at another intermediary, you must place your orders with the intermediary that holds your shares. You may not purchase, redeem or exchange shares held in your intermediary account directly with a fund.

When selling or exchanging shares, you should be aware of the following fund policies:

•	The funds may take up to seven days to pay sale proceeds.

•	The funds reserve the right to honor redemptions in liquid portfolio securities instead of cash when your redemptions over a 90-day period exceed $250,000 or 1% of a fund’s assets, whichever is less. You may incur transaction expenses in converting these securities to cash.

•	Exchange orders are limited to other Schwab Funds® or Laudus MarketMasters Funds® that are not Sweep Investments® and must meet the minimum investment and other requirements for the fund and share class into which you are exchanging.

•	You must obtain and read the prospectus for the fund into which you are exchanging prior to placing your order.

Investing directly with the funds

Investor eligibility requirements for placing direct orders
Only Eligible Investors (as defined below) may purchase shares directly from a fund’s transfer agent. Eligible Investors include, but are not limited to, qualified and non-qualified employee benefit plans (including but not limited to defined benefit plans, defined contribution plans and 401(k) plans), foundations and endowments, banks, trusts, investment companies and corporate capital and cash management accounts. Eligible Investors may also be shareholders who receive

32 Investing in the funds

shares of a Schwab Fund as a result of a reorganization. The funds reserve the right to determine which potential investors qualify as Eligible Investors. Shares held by a non-Eligible Investor directly with a fund are subject to involuntary redemption by the fund.

Opening an account to place direct orders
You must satisfy the investor eligibility requirements for direct order clients in order to place direct orders for a fund’s shares. Eligible Investors must open an account with a fund through the fund’s transfer agent, Boston Financial Data Services (transfer agent), prior to placing direct orders. You may obtain an account application by calling the transfer agent at 1-800-407-0256. Your completed application and supporting documents must be returned to, and accepted by, the transfer agent before you can place direct orders. You cannot place direct orders through your Schwab account or through your account at another intermediary.

Initial and additional direct purchases by wire
Subject to acceptance by a fund, you may make your initial purchase and any additional purchases of shares by wiring federal funds to the transfer agent. If you have not yet opened an account with a fund, you must fax a signed, hard copy of the completed account application and all supporting documents to the transfer agent at 1-816-218-0490. You must call the transfer agent at 1-800-407-0256 prior to the close of the fund (generally 4:00 p.m. Eastern time or the close of the New York Stock Exchange (NYSE), whichever is earlier) to place your order and to receive wire instructions. Orders received by the transfer agent in good order on or prior to the close of a fund will be processed at the net asset value per share of the fund for that day. Your wired funds must be received and accepted by the transfer agent prior to 6:00 p.m. Eastern time or the deadline for the Fedwire Funds Service for initiating third party transfers, whichever is earlier, on the day your purchase order is placed. Please call the transfer agent at 1-800-407-0256 if you have any questions or need additional information.

Initial and additional direct purchases by mail
Subject to acceptance by a fund, you may open an account and make your initial purchase and any additional purchases of the fund’s shares by mail. To open an account by mail, complete and sign the account application and mail the account application, all supporting documents and a check for the desired purchase amount to the transfer agent at Boston Financial Data Services, Attn: Schwab Funds, PO Box 8283, Boston, MA 02266-8323. Additional investments may be made at any time by mailing a check (payable to Schwab Funds) to the transfer agent at the address above. Be sure to include your account number on your check.

Subject to acceptance by a fund, payment for the purchase of shares received by mail will be credited to a shareholder’s account at the net asset value per share of the fund next determined after receipt, even though the check may not yet have been converted into federal funds. For purposes of calculating the purchase price of fund shares, a purchase order is received by a fund on the day that it is in good order unless it is rejected by the fund’s transfer agent. For a cash purchase order of fund shares to be in good order on a particular day, a check must be received on or before the close of a fund (generally 4:00 p.m. Eastern time or the close of the NYSE, whichever is earlier) on that day. If the payment is received by a fund after the deadline, the purchase price of fund shares will be based upon the next determination of net asset value of fund shares. No currency, third party checks, foreign checks, starter checks, credit card checks, traveler’s checks or money orders will be accepted by the fund.

Direct redemptions and exchanges
When selling or exchanging shares directly, you should be aware of the following fund policies:

•	The funds may take up to seven days to pay sale proceeds.

•	The funds reserve the right to honor redemptions in liquid portfolio securities instead of cash when your redemptions over a 90-day period exceed $250,000 or 1% of the fund’s assets, whichever is less. You may incur transaction expenses in converting these securities to cash.

•	Exchange orders are limited to other Schwab Funds® or Laudus MarketMasters Funds® that are not Sweep Investments® and must meet the minimum investment and other requirements for the fund and share class into which you are exchanging.

•	If you are selling shares that were recently purchased by check, the proceeds may be delayed until the check for purchase clears; this may take up to 15 days from the date of purchase.

•	You must obtain and read the prospectus for the fund into which you are exchanging prior to placing your order.

Investing in the funds 33

Direct redemptions by telephone
If you authorized the telephone redemption option in the account application, you may place a redemption order by calling the transfer agent at 1-800-407-0256 and requesting that the redemption proceeds be wired per the authorized instructions in the account application or mailed to the primary registration address. Your redemption order will be processed at the net asset value per share of the fund next determined after receipt of your telephone redemption order by the transfer agent. Please note that the transfer agent may only act on telephone instructions believed by the transfer agent to be genuine. The transfer agent’s records of such instructions are binding on the shareholder. The funds and their service providers (including the transfer agent, Schwab and CSIM) are not responsible for any losses or costs that may arise from following telephone instructions that the transfer agent reasonably believes to be genuine. The transfer agent will employ reasonable procedures to confirm that instructions communicated are genuine. These procedures include tape recording of telephone instructions and requiring some form of personal identification prior to acting upon instructions received by telephone.

Direct redemptions by mail
You may redeem your fund shares by mail by sending a request letter to the funds’ transfer agent at Boston Financial Data Services, Attn: Schwab Funds, PO Box 8283, Boston, MA 02266-8323. Your redemption request will be processed by a fund at the net asset value per share of the fund next determined after the request is received in good order. To be in good order, the redemption request must include the name of the fund and the number of shares or the dollar amount to be redeemed, all required signatures and authorizations and any required signature guarantees.

Additional direct redemption information
To protect you, the funds and their service providers from fraud, signature guarantees may be required to enable the transfer agent to verify the identity of the person who has authorized a redemption from an account. Signature guarantees are required for (1) redemptions where the proceeds are to be sent to someone other than the registered shareholder(s) at the registered address, (2) redemptions if your account address has changed within the last 10 business days, (3) share transfer requests, and (4) redemptions where the proceeds are wired in connection with bank instructions not already on file with the transfer agent. Signature guarantees may be obtained from certain eligible financial institutions, including, but not limited to, the following: U.S. banks, trust companies, credit unions, securities brokers and dealers, savings and loan associations and participants in the Securities and Transfer Association Medallion Program (“STAMP”), the Stock Exchange Medallion Program (“SEMP”) or the New York Stock Exchange Medallion Signature Program (“MSP”). Signature guarantees from non-U.S. banks that do not include a stamp may require a U.S. consulate stamp. You may contact the transfer agent at 1-800-407-0256 for further details.

Direct exchange privileges
Upon request, and subject to certain limitations, shares of the funds may be exchanged into shares of any other Schwab Fund or Laudus MarketMasters Fund that is not a Sweep Investment. To exchange your shares to another fund or class of shares, you must meet the minimum investment and other requirements for the fund and share class into which you are exchanging. Further, you must obtain and read the prospectus for the fund into which you are exchanging prior to placing your order. A new account opened by exchange must be established with the same name(s), address(es) and tax identification number(s) as the existing account. All exchanges will be made based on the respective net asset values next determined following receipt of the request by the fund containing the information indicated below.

The funds reserve the right to suspend or terminate the privilege of exchanging shares of the funds by mail or by telephone at any time.

Direct exchanges by telephone
If you authorized the telephone redemption option in the account application, you may exchange fund shares by telephone by calling the funds’ transfer agent at 1-800-407-0256. Please be prepared to provide the following information: (a) the account number, tax identification number and account registration; (b) the class of shares to be exchanged; (c) the name of the fund from which and the fund into which the exchange is to be made; and (d) the dollar or share amount to be exchanged. Please note that the transfer agent may act only on telephone instructions believed by the transfer agent to be genuine. Please see the section entitled “Direct redemptions by telephone” for more information regarding transacting with the funds’ transfer agent via telephone.

Direct exchanges by mail
To exchange fund shares by mail, simply send a letter of instruction to the funds’ transfer agent at Boston Financial Data Services, Attn: Schwab Funds, PO Box 8283, Boston, MA 02266-8323. The letter of instruction must include: (a) your account number; (b) the class of shares to be exchanged; (c) the fund from and the fund into which the exchange is to be

34 Investing in the funds

made; (d) the dollar or share amount to be exchanged; and (e) the signatures of all registered owners or authorized parties.

Share price

The funds are open for business each day that the New York Stock Exchange (NYSE) is open. Each fund calculates its share price each business day as of the close of the NYSE (generally 4 p.m. Eastern time). A fund’s share price is its net asset value per share, or NAV, which is the fund’s net assets divided by the number of its shares outstanding. Orders to buy, sell or exchange shares that are received by a fund in good order on or prior to the close of the fund (generally 4 p.m. Eastern time) will be executed at the next share price calculated that day.

When you place an order through your Schwab account or an account at another intermediary, please consult with your intermediary to determine when your order will be executed. Generally, you will receive the share price next calculated after a fund receives your order from your intermediary. However, some intermediaries, such as Schwab, may arrange with a fund for you to receive the share price next calculated after your intermediary has received your order. Some intermediaries may require that they receive orders prior to a specified cut-off time.

In valuing its securities, a fund uses market quotes or official closing prices if they are readily available. In cases where quotes are not readily available or the adviser deems them unreliable, a fund may value securities based on fair values developed using methods approved by the fund’s Board of Trustees.

When valuing fixed income securities with remaining maturities of more than 60 days, the funds use the value of the security provided by pricing services. The pricing services may value fixed income securities at an evaluated price by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. When valuing fixed income securities with remaining maturities of 60 days or less, a fund may use the security’s amortized cost, which approximates the security’s market value.

Additional policies affecting your investment

Minimum initial investment

$100

The minimum may be waived for certain retirement plans, including Schwab Corporate Services retirement plans, and plan participants, and for shareholders who roll into an IRA from an exempted retirement plan. These minimums may also be waived for certain other investors, including trustees, officers and employees of Schwab, and for certain investment programs, including programs for education savings or charitable giving.

Choose an option for fund distributions. If you are an Eligible Investor placing direct orders with a fund, you will have one of the three options described below for fund distributions. If you don’t indicate a choice, you will receive the first option. If you are placing orders through an intermediary, you will select from the options for fund distributions provided by your intermediary, which may be different than those provided by the funds to Eligible Investors. You should consult with your financial intermediary to discuss available options.

Option	Feature

Reinvestment	All dividends and capital gain distributions are invested automatically in shares of a fund.

Cash/reinvestment mix	You receive payment for dividends, while any capital gain distributions are invested in shares of a fund.

Cash	You receive payment for all dividends and capital gain distributions.

Each fund reserves certain rights, including the following:

•	To materially modify or terminate the exchange privilege upon 60 days’ written notice to shareholders.

•	To change or waive a fund’s investment minimums.

•	To suspend the right to sell shares back to the fund, and delay sending proceeds, during times when trading on the NYSE is restricted or halted, or otherwise as permitted by the SEC.

•	To withdraw or suspend any part of the offering made by this prospectus.

Investing in the funds 35

Payments by the investment adviser or its affiliates
The investment adviser or its affiliates may make cash payments out of their own resources, or provide products and services at a discount, to certain brokerage firms, banks, retirement plan service providers and other financial intermediaries that perform shareholder, recordkeeping, sub-accounting and other administrative services in connection with investments in fund shares. These payments or discounts are separate from, and may be in addition to, any shareholder service fees or other administrative fees the funds may pay to those intermediaries The investment adviser or its affiliates may also make cash payments out of their own resources, or provide products and services at a discount, to certain financial intermediaries that perform distribution, marketing, promotional or other distribution-related services. The payments or discounts described by this paragraph may be substantial; however, distribution-related services provided by such intermediaries are paid by the investment adviser or its affiliates, not by a fund or its shareholders.

Shareholder servicing plan
The Board of Trustees has adopted a Shareholder Servicing Plan (the “Plan”) on behalf of the funds. The Plan enables each fund to bear expenses relating to the provision by service providers, including Schwab, of certain account maintenance, customer liaison and shareholder services to the current shareholders of the funds. Schwab serves as the funds’ paying agent under the Plan for making payments of the shareholder service fee due to the service providers (other than Schwab) under the Plan. All shareholder service fees paid by the funds to Schwab in its capacity as the funds’ paying agent will be passed through to the service providers, and Schwab will not retain any portion of such fees.

Pursuant to the Plan, each fund’s shares are subject to an annual shareholder servicing fee of up to 0.25%. The shareholder servicing fee paid to a particular service provider is made pursuant to its written agreement with Schwab (or, in the case of payments made to Schwab, pursuant to Schwab’s written agreement with the funds), and a fund will pay no more than 0.25% of the average annual daily net asset value of the fund shares owned by shareholders holding shares through such service provider. Payments under the Plan are made as described above regardless of Schwab’s or the service provider’s actual cost of providing the services. If the cost of providing the services under the Plan is less than the payments received, the unexpended portion of the fees may be retained as profit by Schwab or the service provider.

Policy regarding short-term or excessive trading
The funds are intended for long-term investment and not for short-term or excessive trading (collectively “market timing”). Market timing may adversely impact the funds’ performance by disrupting the efficient management of the funds, increasing fund transaction costs and taxes, causing the funds to maintain higher cash balances, and diluting the value of the funds’ shares.

To discourage market timing, the funds’ Board of Trustees has adopted policies and procedures that are reasonably designed to reduce the risk of market timing by fund shareholders. Each fund seeks to deter market timing through several methods. These methods may include: fair value pricing, imposition of redemption fees and trade activity monitoring. Fair value pricing and redemption fees are discussed more thoroughly in the subsequent pages of this prospectus and are considered to be key elements of the fund’s policy regarding short term or excessive trading. Trade activity monitoring is risk based and seeks to identify patterns of activity in amounts that might be detrimental to the fund.

Although these methods are designed to discourage market timing, there can be no guarantee that the funds will be able to identify and restrict investors that engage in such activities. In addition, some of these methods are inherently subjective and involve judgment in their application. Each fund and its service providers seek to make these judgments and applications uniformly and in a manner that they believe is consistent with interests of the fund’s long-term shareholders. The funds may amend these policies and procedures in response to changing regulatory requirements or to enhance the effectiveness of the program.

Each fund or its service providers maintain risk-based surveillance procedures designed to detect market timing in fund shares in amounts that might be detrimental to the fund. Under these procedures, the funds have requested that service providers to the funds monitor transactional activity in amounts and frequency determined by each fund to be significant to the fund and in a pattern of activity that potentially could be detrimental to the fund. If a fund, in its sole discretion based on these or other factors, determines that a shareholder has engaged in market timing, it may refuse to process future purchases or exchanges into the fund by that shareholder. These procedures may be modified from time to time as appropriate to improve the detection of market timing and to comply with applicable laws.

If trades are effected through a financial intermediary, each fund or its service providers will work with the intermediary to monitor possible market timing activity. The funds reserve the right to contact the intermediary to provide certain shareholder transaction information and may require the intermediary to restrict the shareholder from future purchases or exchanges in the funds. Transactions by fund shareholders investing through intermediaries may also be subject to the restrictions of the intermediary’s own frequent trading policies, which may differ from those of the funds. Each fund may

36 Investing in the funds

defer to an intermediary’s frequent trading policies with respect to those shareholders who invest in the fund through such intermediary. Each fund will defer to an intermediary’s policies only after the fund determines that the intermediary’s frequent trading policies are reasonably designed to deter transactional activity in amounts and frequency that are deemed to be significant to the fund and in a pattern of activity that potentially could be detrimental to the fund. Shareholders should consult with their intermediary to determine if additional frequent trading restrictions apply to their fund transactions.

The funds reserve the right to restrict, reject or cancel within a reasonable time, without prior notice, any purchase or exchange order for any reason.

Fair value pricing
The Board of Trustees has adopted procedures to fair value the funds’ securities when market prices are not “readily available” or are unreliable. For example, a fund may fair value a security when a security is de-listed or its trading is halted or suspended; when a security’s primary pricing source is unable or unwilling to provide a price; when a security’s primary trading market is closed during regular market hours; or when a security’s value is materially affected by events occurring after the close of the security’s primary trading market.

By fair valuing securities whose prices may have been affected by events occurring after the close of trading, the funds seek to establish prices that investors might expect to realize upon the current sales of these securities. This methodology is designed to deter “arbitrage” market timers, who seek to exploit delays between the change in the value of a fund’s portfolio holdings and the net asset value of the fund’s shares, and seeks to help ensure that the prices at which the fund’s shares are purchased and redeemed are fair and do not result in dilution of shareholder interest or other harm to shareholders.

Each fund makes fair value determinations in good faith in accordance with the fund’s valuation procedures. Due to the subjective and variable nature of fair value pricing, there can be no assurance that a fund could obtain the fair value assigned to the security upon the sale of such security.

Customer identification and verification and anti-money laundering program
Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you open your account, you will have to provide your name, address, date of birth, identification number and other information that will allow the funds or your financial intermediary to identify you. This information is subject to verification to ensure the identity of all persons opening an account.

Each fund or your financial intermediary is required by law to reject your new account application if the required identifying information is not provided. The funds or your financial intermediary may contact you in an attempt to collect any missing information required on the application, and your application may be rejected if they are unable to obtain this information. In certain instances, a fund or your financial intermediary is required to collect documents, which will be used solely to establish and verify your identity.

The funds will accept investments and your order will be processed at the NAV next determined after receipt of your application in proper form (or upon receipt of all identifying information required on the application). The funds, however, reserve the right to close and/or liquidate your account at the then-current day’s price if the funds or your financial intermediary are unable to verify your identity. As a result, you may be subject to a gain or loss on fund shares and will be subject to corresponding tax consequences.

Customer identification and verification is part of the funds overall obligation to deter money laundering under Federal law. Each fund has adopted an Anti-Money Laundering Compliance ‘Program designed to prevent the fund from being used for money laundering or the financing of terrorist activities. In this regard, the funds reserve the right to (i) refuse, cancel or rescind any purchase or exchange order; (ii) freeze any account and/or suspend account services; or (iii) involuntarily close your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of fund management, they are deemed to be in the best interest of the funds or in cases when the funds is requested or compelled to do so by governmental or law enforcement authority. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if the fund is required to withhold such proceeds.

Distributions and taxes

Any investment in a fund typically involves several tax considerations. The information below is meant as a general summary for U.S. citizens and residents. Because each person’s tax situation is different, you should consult your tax

Investing in the funds 37

advisor about the tax implications of your investment in the fund. You also can visit the Internal Revenue Service (IRS) web site at www.irs.gov.

As a shareholder, you are entitled to your share of the dividends and gains a fund earns. Every year, each fund distributes to its shareholders substantially all of its net investment income and net capital gains, if any. Each fund declares a dividend every business day, based on its determination of its net investment income. Each fund pays its dividends on the last business day of every month. Although it cannot be guaranteed by the funds, the funds do not expect to make distributions that will be treated as return of capital. The funds expect to pay any capital gain distributions in December of every year to all shareholders of record. During the fourth quarter of the year, typically in early November, an estimate of each fund’s capital gain distribution, if any, may be made available on the funds’ website: www.schwab.com/schwabfunds.

The funds’ distributions may have tax consequences. Typically, dividends of the Schwab Tax-Free YieldPlus Fund and Schwab Tax-Free Bond Fund typically are exempt from federal taxes and a portion of each of these funds’ dividends may be exempt from state or local income taxes, depending on the extent to which a fund invests in bonds that are tax-exempt in your state. Dividends from the Schwab California Tax-Free YieldPlus Fund and Schwab California Tax-Free Bond Fund typically are exempt from federal and California personal income taxes. To the extent the funds invest in securities subject to the AMT, shareholders who are subject to the AMT may have to pay this tax on some or all dividends received from a fund. Each fund’s capital gain distributions, if any, generally are taxable in the tax year in which they are declared, whether you reinvest them or take them in cash. Each fund may invest a portion of its assets in securities that generate income that is not exempt from federal or state income tax.

Generally, any sale or exchange of your shares is a taxable event. For tax purposes, an exchange of your shares for shares of another Schwab Fund or Laudus MarketMasters Fund is treated the same as a sale. A sale may result in a capital gain or loss for you. The gain or loss generally will be treated as short term if you held the shares one year or less, long term if you held the shares longer. Absent further legislation, the reduced maximum rates on long-term capital gains will cease to apply to taxable years beginning after December 31, 2010. Any loss realized upon a taxable disposition of shares held for six months or less will be treated as long-term, rather than short-term, to the extent of any long-term capital gain distributions received (or deemed received) by you with respect to the shares. All or a portion of any loss realized upon a taxable disposition of shares will be disallowed if you purchase other substantially identical shares within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

At the beginning of every year, the funds provide shareholders with information detailing the tax status of any distributions a fund paid during the previous calendar year. Schwab customers also receive information on distributions and transactions in their monthly account statements, including a breakdown of the fund’s income from each state.

Schwab customers who sell fund shares typically will receive a report that calculates their gain or loss using the “average cost” single-category method. This information is not reported to the IRS, and you still have the option of calculating gains or losses using any other methods permitted by the IRS.

38 Investing in the funds

Notes

To learn more

This prospectus contains important information on the funds and should be read and kept for reference. You also can obtain more information from the following sources.

Annual and semi-annual reports, which are mailed to current fund investors, contain more information about the funds’ holdings and detailed financial information about the funds. Annual reports also contain information from the funds’ managers about strategies, recent market conditions and trends and their impact on fund performance.

The Statement of Additional Information (SAI) includes a more detailed discussion of investment policies and the risks associated with various investments. The SAI is incorporated by reference into the prospectus, making it legally part of the prospectus.

For a free copy of any of these documents or to request other information or ask questions about the funds, call Schwab Funds® at 1-800-435-4000. In addition, you may visit Schwab Funds® web site at www.schwabfunds.com/prospectus for a free copy of a prospectus, SAI or an annual or semi-annual report.

The SAI, the funds’ annual and semi-annual reports and other related materials are available from the EDGAR Database on the SEC’s web site (http://www.sec.gov). You can obtain copies of this information, after paying a duplicating fee, by sending a request by e-mail to publicinfo@sec.gov or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-1520. You can also review and copy information about the funds, including the funds’ SAI, at the SEC’s Public Reference Room in Washington, D.C. Call 1-202-551-8090 for information on the operation of the SEC’s Public Reference Room.

SEC File Number

Schwab Tax-Free Bond Fundtm	811-6200

Schwab California Tax-Free Bond Fundtm	811-6200

Schwab Tax-Free YieldPlus Fundtm	811-6200

Schwab California Tax-Free YieldPlus Fundtm	811-6200

REG14272FLT-16

Schwab Tax-Free Bond Funds

Prospectus
December 15, 2010

STATEMENT OF ADDITIONAL INFORMATION
Schwab Investments

Schwab Short-Term Bond Market Fund™:	SWBDX
Schwab Total Bond Market Fund™	SWLBX
Schwab GNMA Fund™	SWGSX
Schwab Inflation Protected Fund™	SWRSX
Schwab® Premier Income Fund	SWIIX
Schwab YieldPlus Fund®	SWYSX
Schwab Tax-Free Bond Fund™	SWNTX
Schwab California Tax-Free Bond Fund™	SWCAX
Schwab Tax-Free YieldPlus Fund™	SWYTX
Schwab California Tax-Free YieldPlus Fund™	SWYCX
December 15, 2010
The Statement of Additional Information (SAI) is not a prospectus. It should be read in conjunction with the funds’ prospectuses, each dated December 15, 2010 (as amended from time to time). To obtain a free copy of the prospectuses, please contact Schwab Funds® at 1-800-435-4000, day or night, or write to the funds at P.O. Box 3812, Englewood, CO 80155-3812. For TDD service call 1-800-345-2550, day or night. The prospectuses also may be available on the Internet at: http://www.schwab.com/schwabfunds.
Each fund is a series of Schwab Investments (the “Trust”). The funds are part of the Schwab complex of funds (“Schwab Funds”).
The funds’ audited financial statements and the report of the independent registered public accounting firm thereon from the funds’ annual reports for the fiscal year ended August 31, 2010, are incorporated by reference into this SAI. A copy of a fund’s 2010 annual report is delivered with the SAI.
REG38769-12

INVESTMENT OBJECTIVES
Schwab Short-Term Bond Market Fund™
The fund seeks high current income by tracking the performance of the Barclays Capital U.S. Government/Credit: 1-5 Years Index.
Schwab Total Bond Market Fund™
The fund seeks high current income by tracking the performance of the Barclays Capital U.S. Aggregate Bond Index.
Schwab GNMA Fund™
The fund seeks high current income consistent with preservation of capital.
Schwab Inflation Protected Fund™
The fund seeks to provide total return and inflation protection.
Schwab® Premier Income Fund
The fund seeks high current income and may also seek capital appreciation.
Schwab YieldPlus Fund®
The fund seeks high current income with minimal changes in share price.
Schwab Tax-Free Bond Fund™
The fund seeks high current income that is exempt from federal income tax, consistent with preservation of capital.
Schwab California Tax-Free Bond Fund™
The fund seeks high current income exempt from federal and California personal income tax that is consistent with capital preservation.
Schwab Tax-Free YieldPlus Fund™
The fund seeks high current income that is exempt from federal income tax consistent with minimal changes in share price.
Schwab California Tax-Free YieldPlus Fund™
The fund seeks high current income that is exempt from federal and California personal income tax consistent with minimal changes in share price.
Change of Investment Objective
Except for the Schwab Premier Income Fund, each fund’s investment objective may be changed only by vote of a majority of its outstanding voting shares. A majority vote of outstanding securities of a fund means the vote, at an annual or a special meeting of shareholders of a fund (a) of 67% or more of the voting securities present at the meeting, if the shareholders of more than 50% of the outstanding securities of a fund are present or represented by proxy, or (b) of more than 50% of the outstanding voting securities of a fund, whichever is less.
There is no guarantee that a fund will achieve its investment objective.

Change to 80% Investment Policy of Certain Funds
Schwab Short-Term Bond Market Fund™ and Schwab Total Bond Market Fund™ (collectively the “Bond Funds”) will each, under normal circumstances, invest at least 80% of its net assets in debt instruments of varying maturities. Each fund will notify its shareholders at least 60 days before changing this policy. For purposes of this policy, net assets mean net assets plus the amount of any borrowings for investment purposes.
Schwab GNMA Fund will, under normal circumstances, invest at least 80% of its net assets in securities issued by GNMA. The fund will notify its shareholders at least 60 days before changing this policy. For purposes of this policy, net assets mean net assets plus the amount of any borrowings for investment purposes.
Schwab Inflation Protected Fund will, under normal circumstances, invest at least 80% of its net assets in inflation-protected fixed income securities. The fund will notify its shareholders at least 60 days before changing this policy. For purposes of this policy, net assets mean net assets plus the amount of any borrowings for investment purposes.
Schwab Tax-Free Bond Fund™, Schwab California Tax-Free Bond Fund™, Schwab Tax-Free YieldPlus Fund™, and Schwab California Tax-Free YieldPlus Fund™ (collectively the “Tax-Free Bond Funds”) will each normally invest at least 80% of their net assets in municipal securities the interest from which is exempt from federal income tax including the federal alternative minimum tax. In addition, Schwab California Tax-Free Bond Fund and Schwab California Tax-Free YieldPlus Fund will each normally invest at least 80% of its net assets in municipal securities the interest from which is exempt from California personal income tax. These policies may be changed only by shareholders. For purposes of these policies, net assets mean net assets plus the amount of any borrowings for investment purposes.
INVESTMENT STRATEGIES, SECURITIES AND RISKS
The following descriptions of investment strategies supplement those set forth in the prospectuses and may be changed without shareholder approval unless otherwise noted. Not all investment securities or techniques discussed below are eligible investments for each fund. Each fund will invest in securities or engage in techniques that are intended to help achieve its investment objective.
Auction-Rate Securities (ARS) are long-term variable rate bonds whose interest rates reset at specific shorter frequencies through a Dutch auction process. A Dutch auction is a competitive bidding process used to determine rates on each auction date. Bids are submitted to the auction agent. The winning bid rate is the rate at which the auction clears, meaning the lowest possible interest rate that equals the cumulative total of securities demanded (buyers) to the amount auctioned (sellers). New buyers wishing to purchase ARS may submit a bid at a specified rate on the day of the auction. Holders of the bonds will be notified of the indicative market rate. All accepted bids receive the same interest rate.
Owners of ARS have the option to (i) hold: elect to hold an existing position regardless of what the new rate might be; (ii) bid: submit a bid to hold an existing position at a specified rate; or (iii) sell: request to sell an existing position regardless of the rate set at the auction.
Interest rates are generally reset every 7 or 28 days for taxable issues and every 35 days for tax-exempt issues. Most ARS pay interest on the business day following the auction; however, some may have quarterly or semi-annual coupons and trade with accrued interest. ARS settle on the business day following the auction. ARS holders do not have the right to “put” their securities back to the issuer, but rather rely on the liquidity generated by the Dutch auction. Due to this lack of a dedicated liquidity facility, ARS are very credit sensitive. Further, while the Dutch auction process is designed to permit auction rate securities to be traded at par value, there is the risk that an auction will fail due to insufficient demand for the securities. Since February 2008, numerous auctions have failed due to insufficient demand for securities and have continued to fail for an extended period of time. Failed auctions may adversely impact the liquidity of auction rate securities investments. Although some issuers of auction rate securities are redeeming or are considering redeeming such securities, such issuers are not obligated to do so and, therefore, there is no guarantee that a liquid market will exist for a fund’s investments in auction rate securities at a time when the fund wishes to dispose of such securities.
Bond Substitution is a strategy whereby a fund may, from time to time, substitute one type of investment-grade bond for another. This means that, as an example, a fund may have a higher weighting in corporate bonds and a lower weighting in U.S. Treasury securities than its index in order to increase income. This particular substitution — a corporate bond substitution — may increase a fund’s credit risk, although this may be mitigated through increased diversification in the corporate sector of the bond market. The Tax-Free Bond Funds do not utilize the strategy of bond substitution.
Borrowing may subject a fund to interest costs, which may exceed the interest received on the securities purchased with the borrowed funds. A fund normally may borrow at times to meet redemption requests rather than sell portfolio securities to raise the necessary cash. Borrowing can involve leveraging when securities are purchased with the borrowed money. To avoid this, a fund will earmark or segregate assets to cover such borrowings in accordance with positions of the Securities and Exchange Commission (SEC). Each fund may borrow money from banks and make other investments or engage in other transactions permissible under the Investment Company Act of 1940 (the 1940 Act) which may be considered a borrowing (such as mortgage dollar rolls and reverse repurchase agreements).
Each fund may establish lines-of-credit (lines) with certain banks by which it may borrow funds for temporary or emergency purposes. A borrowing is presumed to be for temporary or emergency purposes if it is repaid by a fund within 60 days and is not extended or renewed. Each fund intends to use the lines to meet large or unexpected redemptions that would otherwise force a fund to liquidate securities under circumstances which are unfavorable to the fund’s remaining shareholders. Each fund will pay a fee to the bank for using the lines.
California Municipal Securities are municipal securities issued by or on behalf of, the state of California or its counties, municipalities, authorities or other subdivisions. Schwab California Tax-Free Bond Fund™ and Schwab California Tax-Free YieldPlus Fund™ are state-specific municipal funds that invest substantially all of their assets in California municipal securities. The other funds also may invest a portion of their assets in California municipal securities but will not invest substantially all of their assets in such securities.
Securities of state-specific municipal funds are subject to the same general risks associated with other municipal funds’ securities. The ability of a state or its municipalities to meet their obligations will depend on the availability of tax and other revenues; economic, political and demographic conditions within the state; and the underlying fiscal condition of the state and its municipalities. For example, the ability of issuers to pay interest on, and repay principal of, municipal securities of a given state may be affected by: (1) amendments to the state’s Constitution and related statutes that limit the taxing and spending authority of the state’s government entities; (2) voter initiatives; (3) civil actions; (4) a wide variety of state laws and regulations; and (5) the general financial condition of the state. Accordingly, a fund that invests primarily in securities issued by a single state and its political subdivisions provides a greater level of risk than a fund that is diversified across numerous states and municipal entities.

Municipal securities that are payable only from the revenues derived from a particular facility may be adversely affected by a state’s laws or regulations that make it more difficult for the particular facility to generate revenues sufficient to pay such interest and principal. For example, laws and regulations that limit the amount of fees, rates or other charges that may be imposed for use of the facility or that increase competition among facilities of that type or that limit or otherwise have the effect of reducing the use of such facilities may have the effect of reducing the revenues generated by the particular facility. Municipal securities, the payment of interest and principal on which is insured, in whole or in part, by a state governmentally created fund, may be adversely affected by state laws or regulations that restrict the aggregate proceeds available for payment of principal and interest in the event of a default on such municipal securities. Because of the diverse nature of such laws and regulations and the impossibility of predicting (a) which specific municipal securities a state-specific municipal fund will invest from time to time; and (b) the nature or extent of future changes in existing laws or regulations or the future enactment or adoption of additional laws or regulations in a given state, it is not presently possible to determine the impact of such laws and regulations on the securities in which a state-specific municipal fund may invest or on the shares of the state-specific municipal fund.
In addition, the Trust cannot predict what legislation, if any, may be proposed in a state’s legislature in regards to the state personal income tax status of the interest on such obligations, or which proposals, if any, might be enacted. Such proposals, if enacted, might materially adversely affect the availability of municipal securities for investment by a fund and the value of the fund’s investments.
The following is a brief summary of state risk factors associated with investing in municipal debt obligations of California issuers. It does not represent a complete analysis of every risk factor that may affect debt obligations of California issuers, and information provided herein may not be current. This summary is based on a sampling of offering statements for the debt of California issuers, data from independent rating agencies, and/or data from other public sources. The funds have not independently verified this information, and have no obligation to update it during the year.
State government. California is the most populous state in the United States. According to the estimate of Department of Commerce’s Bureau of the Census, there are almost 40 million people living in California as of 2009, representing approximately 12% of the nation’s population. In addition, California is the largest economy in the United States, and would be one of the largest country economies in the world if it were a country. According to the U.S. Bureau of Economic Analysis, California’s gross domestic product (GDP) in 2008 was approximately $1.85 trillion, representing 13% of the nation. It had a per capita income level of $42,325 in 2009, representing 108.1% of the national average.
Like the nation and other states, in recent years California has experienced one of the most severe recessions since 1930, evidenced by a high unemployment rate, declining consumer confidence and spending, reduced credit availability, falling home prices and shrinking equity values. The California labor market deteriorated dramatically during the latter half of 2008 and the first half of 2009, suffering its worst losses on record. Between June 2008 and June 2009, the state lost nearly one million nonfarm jobs. In June 2010, California’s unemployment rate was 12.3%, compared to the national rate of 9.5%, and had more than doubled from the state rate of 5.9% in January 2008. In addition, major sectors of California’s diverse economy, including agriculture, manufacturing, high technology, services, trade, entertainment and construction, are sensitive to economic disruption in their export markets. Made-in-California exports dropped in the second half of 2008 before bottoming out in the first quarter of 2009. For the year as a whole, California exports fell 17% in 2009. Further, the significant downturn in the housing market and U.S. stock market adversely affected California’s economy by reducing household spending and business investment, particularly in the high technology sector.
Because of increased unemployment, decreased spending and other factors resulting from a weak economy, California has faced a severe erosion of its tax base. The state’s personal income tax receipts declined in 2009 on a year-over-year basis for the first time since 1938. The decline was due to job losses as well as lower revenues from income and capital gains taxes, some of which are directly related to the stock market and may be adversely affected by the market’s poor performance. Taxable sales slid dramatically in 2008, bottomed out early in 2009 and made meager gains during the rest of the year. In 2009, taxable sales were down 15% from 2008, and the level of sales during the last half of 2009 were down 20% from the peak reached in the second half of 2006.
As a result of the foregoing, California continues to face serious budgetary problems. California’s fiscal year ends on June 30 of each year and under its Constitution, the state legislature must adopt a budget by a two-thirds majority vote by June 15. California expected to report a negative general fund balance of $6.8 billion at June 30, 2010, or 6.1% of spending, based on Governor Arnold Schwarzenegger’s May Budget Revision. Although the fiscal year 2010 budget addressed a cumulative deficit of over $24 billion, the plan proved to be insufficient as state tax revenues continued to fall below projections, some budget solutions were reduced or eliminated by federal and state court decisions, and other solutions failed to achieve their projected savings. In January 2010, Governor Schwarzenegger declared a fiscal emergency, calling the state legislature into special session to act on the growing deficit, at which time he also introduced his spending plan for fiscal year 2011, which began July 1, 2010. While the state legislature adopted $1.4 billion in special session solutions, their impacts will largely be felt in future years.
On October 8, 2010, the state legislature belatedly adopted a budget for the fiscal year 2011 which began on July 1, 2010. The $87 billion budget addresses a deficit of $19.3 billion through a combination of higher revenue projections, expenditure reductions, federal funds, and other solutions. It leaves a reserve of approximately $200 million, which is significantly less than the $1.2 billion reserve the governor had sought in his May Budget Revision. Budgeted revenue for fiscal 2011 includes personal income tax receipts of $48 billion, sales tax receipts of $31 billion, and corporation tax receipts of $11 billion. Many believe that the balance was achieved by relying on higher projections on tax revenues (the Legislative Analyst’s Office (“LAO”) projections were $1.4 billion more than the estimates from the Department of Finance) and assuming $5.3 billion in federal aid for welfare, education and prison costs, although only $1.3 billion has been confirmed so far. Several solutions in the budget, such as suspending a $1.2 billion corporate net operating loss tax deduction, borrowing $2.7 billion from internal funds, deferring payments of $1.7 billion to schools and community colleges, and assuming $1 billion from the sale of state buildings that the state plans to lease back, are considered temporary, or one-time, fixes. The budget made some significant cuts in spending, including $1.6 billion from state employees’ pay and benefits achieved through increasing employee pension contributions and ending the practice of boosting final salaries to raise pensions. The budget also assumed $5.4 billion in additional federal funds above ongoing federal support of state programs and commitments of funds from the American Recovery and Reinvestment Act of 2009, including a decrease in state expenditures of $1.33 billion resulting from extension by prior act of Congress of the enhanced Medicaid funding. Whether California will receive all the projected receipts or achieve all the planned expenditure reductions will depend on future actions at the state and federal level, and there is no assurance that all the assumptions will be met.
On November 2, 2010, voters approved Propositions 22, 25, and 26, all of which went effective immediately and all of which have an impact on the state budget or finances. Proposition 22 supersedes Proposition 1A of 2004 and restricts the ability of the state to use or borrow money from local governments, and money dedicated to transportation financing. It also prohibits actions taken in the current and prior budgets to use excise taxes on motor vehicle fuels to offset General Fund costs of debt service on certain transportation bonds, and to borrow money from certain transportation funds. Proposition 22 is estimated to have a negative $850 million impact on the current fiscal year and increased effects on future years. Pursuant to Proposition 25, a budget act (or other appropriation bills and “trailer bills” which are part of the budget package) must be approved by a majority vote of each house of the state Legislature. This is a reduction from the requirement for a two-thirds vote. Proposition 26 expands the definition of “taxes” under existing Constitutional provisions, which require a two-thirds vote of the Legislature.
On November 10, 2010, the LAO released its analysis of the budget (the “November LAO Report”). The November LAO Report projects that the state will incur a budget deficit of about $6.1 billion in fiscal year 2010-11 (compared to the budget’s projected positive reserve of $1.3 billion), and will face a budget gap of an additional $19 billion in fiscal year 2011-12 if no corrective actions are taken. In explaining the reasons for the forecast $6.1 billion deficit in fiscal year 2010-11, the November LAO Report highlighted the following items: the inability to achieve $3.5 billion of additional federal funding or flexibilities; the net $3 billion of other budget solutions at risk, including higher prison and medical care receiver costs; lower revenue estimates from major state taxes in fiscal years 2009-10 and 2010-11 of about $447 million, compared to the LAO’s earlier estimates; and the negative impact from Proposition 22. On November 11, 2010, in response to the November LAO Report, the Governor announced that he would declare a fiscal emergency and call a special session of the state Legislature to address the estimated shortfall for fiscal year 2010-11.
California’s credit ratings remain the lowest of the 50 states, reflecting its persistent budget deficits and weak cash position. As of September 2010, California’s general obligation debt was assigned a rating of A1 by Moody’s and A- by Standard & Poor’s. (Moody’s raised the rating to A1 from Baa1 in April 2010. The rating reflects a recalibration of certain public finance ratings by Moody’s, which does not reflect a change in credit quality or credit opinion, but is simply a change in scale). Moody’s removed the debt from its credit watchlist in the fall of 2009 and assigned a stable credit outlook based on the budget amendments passed in late July 2009 that solved the fiscal 2010 budget gap largely through non-recurring measures, and the termination of the use of IOUs to make payments. Standard & Poor’s downgraded the rating from A to A- in January 2010 with a negative outlook to reflect California’s severe budget deficit and projected cash deficit.
California’s fiscal problems are exacerbated by its limited ability to use local government taxing sources to aid its budget. Proposition 1A of 2004 amended the state Constitution to, among other things, reduce the state Legislature’s authority over local government revenue sources by restricting the state from lowering the local sales tax rate or challenging the allocation of local sales tax revenues without meeting certain conditions. As discussed above, Proposition 22 supersedes Proposition 1A of 2004 and completely prohibits any future borrowing by the state from local government funds, and generally prohibits the state Legislature from making changes in local government funding sources. Additionally, the allocation of local transportation funds cannot be changed without an extensive process. The inability of the state to borrow or redirect property tax or redevelopment funds will reduce the state’s flexibility in reaching budget solutions in the future. The state has used this action for several billion dollars of solutions in some recent years.
Local governments
California’s weakened economy and reduced spending have pressured the credit quality of municipal issuers in the state, though such impacts have had wide variability. The primary units of local government in California are the 58 counties. Counties are responsible for the provision of many basic services, including indigent health care, welfare, jails and public safety in unincorporated areas. There are also 480 incorporated cities in California and thousands of special districts formed for education, utilities, and other services. These local governments derive revenues mainly from sales tax, real property tax, transfer tax and fees relating to real property transactions. A depressed economy, slowed real estate market and decreased housing values pose significant challenges to local governments seeking to raise revenues to sustain their operations, including mandated spending on health, welfare and public safety. Furthermore, local governments are facing substantial future pension liabilities and health care costs for retirees, and increases in current contribution rates, as a result of generous new retirement benefits granted to employees during recent economic boom times, and reduced earnings resulting from stock market declines.
Similar to the impact of Proposition 1A on the state’s ability to balance its budget, local governments face their own set of constitutional amendments that have limited their ability to raise revenues, thus giving rise to concerns over the ability of municipal issuers to satisfy their debt obligations. In particular, the fiscal condition of local governments has been constrained since Proposition 13, which added Article XIIIA to the state Constitution. Proposition 13 reduced and limited the future growth of property taxes and limited the ability of local governments to impose “special taxes” (those devoted to a specific purpose) without two-thirds voter approval. Proposition 218, another constitutional amendment, further limited the ability of local governments to raise taxes, fees, and other exactions without a vote. As a result of the economy and the lack of revenues, a number of local governments are facing serious fiscal problems. Chapter 9 of the Bankruptcy Code permits an insolvent municipality to file for bankruptcy. It provides a financially distressed municipality protection from its creditors while it develops and negotiates a plan for reorganizing its debts. The reorganization of a municipality’s debts may be accomplished by extending debt maturities, reducing the amount of principal or interest, refinancing the debt or other measures which may significantly affect the rights of creditors and the value of the securities issued by the municipality and the value of a fund’s investments. In 2008, Vallejo filed for bankruptcy protection. Recently, other cities have indicated that they are considering bankruptcy as an option in the face of fiscal challenges.
In the past, California has provided monetary assistance to local governments. Subsequent to the enactment of Proposition 13, the state legislature enacted measures to provide for the redistribution of the general fund’s surplus to local agencies, the reallocation of certain state revenues to local agencies and the assumption of certain governmental functions by the state to assist municipal issuers in raising revenues. Total local assistance from the general fund has been budgeted at approximately 75% of general fund expenditures in recent years, including the effect of implementing reductions in certain aid programs. In 1997, a new program provided for the state to substantially take over funding for local trial courts (saving cities and counties some $400 million annually). In recent years, the state has provided over $350 million to support local law enforcement costs.
Whether and to what extent the California legislature will continue to apportion amounts from the state’s general fund to counties, cities and their various entities, which depend upon state government appropriations, is not entirely certain. This uncertainty poses risks to a fund investing in debt obligations of issuers that rely in whole or in substantial part on state government revenues for the continuance of their operations and payment of their obligations. Any reductions in state aid could compound the serious fiscal constraints already experienced by many local governments. Because they have had even fewer options to raise revenues than many other local government entities, counties in particular are more reliant on the state for funding and are being faced with growing indigent health and social service caseloads at the same time their local and state revenues are declining. To the extent local entities do not receive money from the state government to pay for their operations and services, their ability to pay debt service on obligations held by the funds may be impaired.
California’s current economic problems impose a heightened risk of investing in debt obligations issued by the state, its municipalities and their political subdivisions, instrumentalities and authorities. The deterioration of the state’s and local governments’ fiscal situations could potentially cause an issuer default. This possibility, coupled with a reduced credit rating, could result in a decrease in the market price of California municipal securities held by a fund, which could adversely affect the value of the fund’s assets or the distributions made by the fund. In addition, certain factors that are not in the control of the issuers could also have an adverse impact on California’s economy. These factors include the global and national economy, legislative, legal and regulatory, social and environmental policies and conditions, and natural disasters such as earthquakes, droughts and wildfires.
Capital Securities are certain subordinated bank securities. They are bank obligations that fall below senior unsecured debt and deposits in liquidation. A bank’s capital comprises share capital reserves and a series of hybrid instruments also known as capital securities. These securities are used to augment equity Tier 1 and are usually in the form of subordinated debt. A capital security has to adhere to supervisory guidelines concerning its characteristics such as amount, maturity, subordination and deferral language in order to count as capital. Regulators across the world tend to look toward the Bank for International Settlements (BIS) for guidance in setting the capital adequacy framework for banks. Regulators use these guidelines to place limits on the proportions and type of capital (including capital securities) allowed to make up the capital base. Capital adequacy requires not just a certain quantity of capital but certain types in relationship to the nature of a bank’s assets. Capital securities may be denominated in U.S. or local currency. The Tax-Free Bond Funds do not invest in Capital Securities.
Concentration means that substantial amounts of assets are invested in a particular industry or group of industries. Concentration increases investment exposure. Based on the characteristics of mortgage-backed securities, the funds have identified mortgage-backed securities issued by private lenders and not guaranteed by U.S. government agencies or instrumentalities as a separate industry for purposes of each fund’s concentration policy. Each of the Bond Funds will not concentrate its investment, unless its index is so concentrated.
Convertible Securities are typically preferred stock or bonds that are exchangeable for a specific number of another form of security (usually the issuer’s common stock) at a specified price or ratio. A corporation may issue a convertible security that is subject to redemption after a specified date and usually under certain circumstances. A holder of a convertible security that is called for redemption would be required to tender it for redemption to the issuer, convert it to the underlying common stock or sell it to a third party. Convertible bonds typically pay a lower interest rate than nonconvertible bonds of the same quality and maturity, because of the convertible feature. This structure allows the holder of the convertible bond to participate in share price movements in the company’s common stock. The actual return on a convertible bond may exceed its stated yield if the company’s common stock appreciates in value and the option to convert to common shares becomes more valuable.
Convertible securities typically trade at prices above their conversion value, which is the current market value of the common stock received upon conversion, because of their higher yield potential than the underlying common stock. The difference between the conversion value and the price of a convertible security will vary depending on the value of the underlying common stock and interest rates. When the underlying value of the common stocks decline, the price of the issuer’s convertible securities will tend not to fall as much because the convertible security’s income potential will act as a price support. While the value of a convertible security also tends to rise when the underlying common stock value rises, it will not rise as much because their conversion value is more narrow. The value of convertible securities also is affected by changes in interest rates. For example, when interest rates fall, the value of convertible securities may rise because of their fixed income component. The Tax-Free Bond Funds do not invest in convertible securities.
Credit and Liquidity Supports may be employed by issuers or a fund to reduce the credit risk of their securities. Credit supports include letters of credit, insurance, total return and credit swap agreements and guarantees provided by foreign and domestic entities. Liquidity supports include puts, demand features and lines of credit. Most of these arrangements move the credit risk of an investment from the issuer of the security to the support provider. Changes in the credit quality of a support provider could cause losses to a fund.
Debt Securities are obligations issued by domestic and foreign entities, including governments and corporations, in order to raise money. They are basically “IOUs,” but are commonly referred to as bonds or money market securities. These securities normally require the issuer to pay a fixed, variable or floating rate of interest on the amount of money borrowed (the “principal”) until it is paid back upon maturity.
Debt securities experience price changes when interest rates change. For example, when interest rates fall, the prices of debt securities generally rise. Also, issuers tend to pre-pay their outstanding debts and issue new ones paying lower interest rates. This is especially true for bonds with sinking fund provisions, which commit the issuer to set aside a certain amount of money to cover timely repayment of principal and typically allow the issuer to annually repurchase certain of its outstanding bonds from the open market or at a pre-set call price.
Conversely, in a rising interest rate environment, prepayment on outstanding debt securities generally will not occur. This is known as extension risk and may cause the value of debt securities to depreciate as a result of the higher market interest rates. Typically, longer-maturity securities react to interest rate changes more severely than shorter-term securities (all things being equal), but generally offer greater rates of interest.
Debt securities also are subject to the risk that the issuers will not make timely interest and/or principal payments or fail to make them at all. This is called credit risk. Corporate debt securities (bonds) tend to have higher credit risk generally than U.S. government debt securities. Debt securities also may be subject to price volatility due to market perception of future interest rates, the creditworthiness of the issuer and general market liquidity (market risk). Investment-grade debt securities are considered medium- or/and high-quality securities, although some still possess varying degrees of speculative characteristics and risks. Debt securities rated below investment-grade are riskier, but may offer higher yields. These securities are sometimes referred to as high yield securities or “junk bonds.”
Corporate bonds are debt securities issued by corporations. Although a higher return is expected from corporate bonds, these securities, while subject to the same general risks as U.S. government securities, are subject to greater credit risk than U.S. government securities. Their prices may be affected by the perceived credit quality of their issuer.
Delayed-Delivery and Forward Commitment Transactions involve purchasing and selling securities on a delayed-delivery or forward basis. A delayed-delivery agreement is a contract for the purchase or sale of one or more securities to be delivered on an agreed future settlement date. A forward commitment agreement is a contract for the purchase or sale of one or more securities at a specified price, with delivery and cash settlement on an agreed specified future date. When purchasing securities on a delayed-delivery or forward basis, a fund assumes the rights and risks of ownership, including the risk of price and yield fluctuations. Typically, no interest will accrue to the fund until the security is delivered. The fund will earmark or segregate appropriate liquid assets to cover its delayed-delivery purchase obligations. When the fund sells a security on a delayed-delivery or forward basis, the fund does not participate in further gains or losses with respect to that security. If the other party to a delayed-delivery transaction fails to deliver or pay for the securities, the fund could suffer losses.
Delayed Funding Loans and Revolving Credit Facilities. A fund may enter into, or acquire participations in, delayed funding loans and revolving credit facilities. Delayed funding loans and revolving credit facilities are borrowing arrangements in which the lender agrees to make loans up to a maximum amount upon demand by the borrower during a specified term. A revolving credit facility differs from a delayed funding loan in that as the borrower repays the loan, an amount equal to the repayment may be borrowed again during the term of the revolving credit facility. Delayed funding loans and revolving credit facilities usually provide for floating or variable rates of interest. These commitments may have the effect of requiring the fund to increase its investment in a company at a time when it might not otherwise decide to do so (including at a time when the company’s financial condition makes it unlikely that such amounts will be repaid). To the extent that the fund is committed to advance additional funds, the fund will earmark or segregate appropriate liquid assets to cover such commitments.
A fund may invest in delayed funding loans and revolving credit facilities with credit quality comparable to that of issuers of its securities investments. Delayed funding loans and revolving credit facilities may be subject to restrictions on transfer, and only limited opportunities may exist to resell such instruments. As a result, the fund may be unable to sell such investments at an opportune time or may have to resell them at less than fair market value. The fund currently intends to treat delayed funding loans and revolving credit facilities for which there is no readily available market as illiquid for purposes of the fund’s limitation on illiquid investments. For a further discussion of the risks involved in investing in Loan Participations and other forms of direct indebtedness see “Loan Participations.” Participation interests in revolving credit facilities will be subject to the limitations discussed in “Loan Participations.” Delayed funding loans and revolving credit facilities are considered to be debt obligations for purposes of the fund’s investment restriction relating to the lending of funds or assets by the fund. The Schwab YieldPlus Fund®, the Schwab Short-Term Bond Market Fund™, Schwab Total Bond Market Fund™ and the Tax-Free Bond Funds do not invest in Delayed Funding Loans and Revolving Credit Facilities.
Demand Features, which may include guarantees, are used to shorten a security’s effective maturity and/or enhance its creditworthiness. If a demand feature provider were to refuse to permit the feature’s exercise or otherwise terminate its obligations with respect to such feature, however, the security’s effective maturity may be lengthened substantially, and/or its credit quality may be adversely impacted. In either event, a fund may experience an increase in share price volatility. This also could lengthen a fund’s overall average effective maturity.
Depositary Receipts include American Depositary Receipts (ADRs) as well as other “hybrid” forms of ADRs, including European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs), and are certificates evidencing ownership of shares of a foreign issuer. Depositary receipts may be sponsored or unsponsored. These certificates are issued by depository banks and generally trade on an established market in the United States or elsewhere. The underlying shares are held in trust by a custodian bank or similar financial institution in the issuer’s home country. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, ADRs continue to be subject to many of the risks associated with investing directly in foreign securities.
Investments in the securities of foreign issuers may subject the funds to investment risks that differ in some respects from those related to investments in securities of U.S. issuers. Such risks include future adverse political and economic developments, possible imposition of withholding taxes on income, possible seizure, nationalization or expropriation of foreign deposits, possible establishment of exchange controls or taxation at the source or greater fluctuation in value due to changes in exchange rates. Foreign issuers of securities often engage in business practices different from those of domestic issuers of similar securities, and there may be less information publicly available about foreign issuers. In addition, foreign issuers are, generally speaking, subject to less government supervision and regulation and different accounting treatment than are those in the United States.

Although the two types of depositary receipt facilities (unsponsored or sponsored) are similar, there are differences regarding a holder’s rights and obligations and the practices of market participants. A depository may establish an unsponsored facility without participation by (or acquiescence of) the underlying issuer; typically, however, the depository requests a letter of non-objection from the underlying issuer prior to establishing the facility. Holders of unsponsored depositary receipts generally bear all the costs of the facility. The depository usually charges fees upon the deposit and withdrawal of the underlying securities, the conversion of dividends into U.S. dollars or other currency, the disposition of non-cash distributions, and the performance of other services. The depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the underlying issuer or to pass through voting rights to depositary receipt holders with respect to the underlying securities.
Sponsored depositary receipt facilities are created in generally the same manner as unsponsored facilities, except that sponsored depositary receipts are established jointly by a depository and the underlying issuer through a deposit agreement. The deposit agreement sets out the rights and responsibilities of the underlying issuer, the depository, and the depositary receipt holders. With sponsored facilities, the underlying issuer typically bears some of the costs of the depositary receipts (such as dividend payment fees of the depository), although most sponsored depositary receipts holders may bear costs such as deposit and withdrawal fees. Depositories of most sponsored depositary receipts agree to distribute notices of shareholder meetings, voting instructions, and other shareholder communications and information to the depositary receipt holders at the underlying issuer’s request. The Tax-Free Bond Funds do not invest in Depositary Receipts.
Derivative Instruments are commonly defined to include securities or contracts whose values depend on (or “derive” from) the value of one or more other assets such as securities, currencies or commodities. These “other assets” are commonly referred to as “underlying assets.”
A derivative instrument generally consists of, is based upon, or exhibits characteristics similar to options or forward contracts. Options and forward contracts are considered to be the basic “building blocks” of derivatives. For example, forward-based derivatives include forward contracts, as well as exchange-traded futures. Option-based derivatives include privately negotiated, over-the-counter (OTC) options (including caps, floors, collars and options on forward and swap contracts) and exchange-traded options on futures. Diverse types of derivatives may be created by combining options or forward contracts in different ways, and applying these structures to a wide range of underlying assets. Risk management strategies include investment techniques designed to facilitate the sale of portfolio securities, to facilitate the sale of portfolio securities, manage the average duration of the portfolio or create or alter exposure to certain asset classes, such as equity, other debt or foreign securities.
In addition to the derivative instruments and strategies described in this SAI, the investment adviser expects to discover additional derivative instruments and other investment, hedging or risk management techniques. The investment adviser may utilize these new derivative instruments and techniques to the extent that they are consistent with a fund’s investment objective and permitted by a fund’s investment limitations, operating policies and applicable regulatory authorities.
Credit Default Swaps may be entered into for investment purposes. As the seller in a credit default swap contract, a fund would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, a fund would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, a fund would keep the stream of payments and would have no payment obligations. As the seller, a fund would be subject to investment exposure on the notional amount of the swap.

A fund may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held in its portfolio, in which case a fund would function as the counterparty referenced in the preceding paragraph. This would involve the risk that the investment may expire worthless and would only generate income in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It would also involve credit risk — that the seller may fail to satisfy its payment obligations to a fund in the event of a default.
Futures Contracts are securities that represent an agreement between two parties that obligates one party to buy and the other party to sell specific securities at an agreed-upon price on a stipulated future date. In the case of futures contracts relating to an index or otherwise not calling for physical delivery at the close of the transaction, the parties usually agree to deliver the final cash settlement price of the contract. Each fund may purchase and sell futures contracts based on securities, securities indices and foreign currencies, interest rates or any other futures contracts traded on U.S. exchanges or boards of trade that the Commodities Future Trading Commission (the “CFTC”) licenses and regulates on foreign exchanges. Consistent with CFTC regulations, the funds have claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act and, therefore, are not subject to registration or regulation as a pool operator under the Commodity Exchange Act.
Each fund must maintain a small portion of its assets in cash to process certain shareholder transactions in and out of the fund and to pay its expenses. In order to reduce the effect this otherwise uninvested cash would have on its performance a fund may purchase futures contracts. Such transactions allow a fund’s cash balance to produce a return similar to that of the underlying security or index on which the futures contract is based. Also, each fund may purchase or sell futures contracts on a specified foreign currency to “fix” the price in U.S. dollars of the foreign security it has acquired or sold or expects to acquire or sell. Each fund may enter into futures contracts for these or other reasons.
When buying or selling futures contracts, each fund must place a deposit with its broker equal to a fraction of the contract amount. This amount is known as “initial margin” and must be in the form of liquid debt instruments, including cash, cash-equivalents and U.S. government securities. Subsequent payments to and from the broker, known as “variation margin” may be made daily, if necessary, as the value of the futures contracts fluctuate. This process is known as “marking-to-market.” The margin amount will be returned to a fund upon termination of the futures contracts assuming all contractual obligations are satisfied. The funds’ aggregate initial and variation margin payments required to establish its future positions may not exceed 5% of its net assets. Because margin requirements are normally only a fraction of the amount of the futures contracts in a given transaction, futures trading can involve a great deal of leverage. In order to avoid this, a fund will earmark or segregate assets for any outstanding futures contracts as may be required by the federal securities laws.
While each fund may purchase and sell futures contracts in order to simulate, among other things, full investment, there are risks associated with these transactions. Adverse market movements could cause a fund to experience substantial losses when buying and selling futures contracts. Of course, barring significant market distortions, similar results would have been expected if a fund had instead transacted in the underlying securities directly. There also is the risk of losing any margin payments held by a broker in the event of its bankruptcy. Additionally, a fund incurs transaction costs (i.e. brokerage fees) when engaging in futures trading.
When interest rates are rising or securities prices are falling, a fund may seek, through the sale of futures contracts, to offset a decline in the value of its current portfolio securities. When rates are falling or prices are rising, a fund, through the purchase of futures contracts, may attempt to secure better rates or prices than might later be available in the market when they effect anticipated purchases. Similarly, a fund may sell futures contracts on a specified currency to protect against a decline in the value of that currency and its portfolio securities that are denominated in that currency. Each fund may purchase futures contracts on a foreign currency to fix the price in U.S. dollars of a security denominated in that currency that a fund has acquired or expects to acquire.
Futures contracts normally require actual delivery or acquisition of an underlying security or cash value of an index on the expiration date of the contract. In most cases, however, the contractual obligation is fulfilled before the date of the contract by buying or selling, as the case may be, identical futures contracts. Such offsetting transactions terminate the original contracts and cancel the obligation to take or make delivery of the underlying securities or cash. There may not always be a liquid secondary market at the time a fund seeks to close out a futures position. If a fund is unable to close out its position and prices move adversely, a fund would have to continue to make daily cash payments to maintain its margin requirements. If a fund had insufficient cash to meet these requirements it may have to sell portfolio securities at a disadvantageous time or incur extra costs by borrowing the cash. Also, a fund may be required to make or take delivery and incur extra transaction costs buying or selling the underlying securities. Each fund would seek to reduce the risks associated with futures transactions by buying and selling futures contracts that are traded on national exchanges or for which there appears to be a liquid secondary market.
Options Contracts generally provide the right to buy or sell a security, commodity, futures contract or foreign currency in exchange for an agreed upon price. If the right is not exercised after a specified period, the option expires and the option buyer forfeits the money paid to the option seller.
A call option gives the buyer the right to buy a specified number of shares of a security at a fixed price on or before a specified date in the future. For this right, the call option buyer pays the call option seller, commonly called the call option writer, a fee called a premium. Call option buyers are usually anticipating that the price of the underlying security will rise above the price fixed with the call writer, thereby allowing them to profit. If the price of the underlying security does not rise, the call option buyer’s losses are limited to the premium paid to the call option writer. For call option writers, a rise in the price of the underlying security will be offset by the premium received from the call option buyer. If the call option writer does not own the underlying security, however, the losses that may ensue if the price rises could be potentially unlimited. If the call option writer owns the underlying security or commodity, this is called writing a covered call. All call option written by a fund will be covered, which means that a fund will own the underlying security or own a call option on the same underlying security with the same or lower strike price.
A put option is the opposite of a call option. It gives the buyer the right to sell a specified number of shares of a security at a fixed price on or before a specified date in the future. Put option buyers are usually anticipating a decline in the price of the underlying security, and wish to offset those losses when selling the security at a later date. All put options a fund writes will be covered, which means that a fund will either earmark or segregate assets (e.g., cash, U.S. government securities or other liquid assets) with a value at least equal to the exercise price of the put option, or will otherwise “cover” its position as required by the 1940 Act (e.g., the fund will hold a put option on the same underlying security with the same or higher strike price). The purpose of writing such options is to generate additional income for a fund. However, in return for the option premium, a fund accepts the risk that it may be required to purchase the underlying securities at a price in excess of the securities’ market value at the time of purchase.
A fund may purchase and write put and call options on any securities in which it may invest or any securities index based on securities in which it may invest. A fund may purchase and write such options on securities that are listed on domestic or foreign securities exchanges or traded in the over-the-counter market. Like futures contracts, option contracts are rarely exercised. Option buyers usually sell the option before it expires. Option writers may terminate their obligations under a written call or put option by purchasing an option identical to the one it has written. Such purchases are referred to as “closing purchase transactions.” A fund may enter into closing sale transactions in order to realize gains or minimize losses on options it has purchased or written.
An exchange-traded currency option position may be closed out only on an options exchange that provides a secondary market for an option of the same series. Although a fund generally will purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market will exist for any particular option or at any particular time. If a fund is unable to effect a closing purchase transaction with respect to options it has written, it will not be able to sell the underlying securities or dispose of assets earmarked or held in a segregated account until the options expire or are exercised. Similarly, if a fund is unable to effect a closing sale transaction with respect to options it has purchased, it would have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying securities.
Reasons for the absence of a liquid secondary market on an exchange include the following: (1) there may be insufficient trading interest in certain options; (2) an exchange may impose restrictions on opening transactions or closing transactions or both; (3) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (4) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (5) the facilities of an exchange or the Options Clearing Corporation (the OCC) may not at all times be adequate to handle current trading volume; or (6) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), although outstanding options on that exchange that had been issued by the OCC as a result of trades on that exchange would continue to be exercisable in accordance with their terms.
The ability to terminate over-the-counter options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. Until such time as the staff of the SEC changes its position, a fund will treat purchased over-the-counter options and all assets used to cover written over-the-counter options as illiquid securities, except that with respect to options written with primary dealers in U.S. government securities pursuant to an agreement requiring a closing purchase transaction at a formula price, the amount of illiquid securities may be calculated with reference to a formula the staff of the SEC approves.
Additional risks are involved with options trading because of the low margin deposits required and the extremely high degree of leverage that may be involved in options trading. There may be imperfect correlation between the change in market value of the securities held by a fund and the prices of the options, possible lack of liquid secondary markets, and the resulting inability to close such positions prior to their maturity dates.
A fund may write or purchase an option only when the market value of that option, when aggregated with the market value of all other options transactions made on behalf of a fund, does not exceed 5% of its total assets. The Tax-Free Bond Funds do not invest in Option Contracts.
Puts are agreements that allow the buyer to sell a security at a specified price and time to the seller or “put provider.” When a fund buys a security with a put feature, losses could occur if the put provider does not perform as agreed. If a put provider fails to honor its commitment upon a fund’s attempt to exercise the put, a fund may have to treat the security’s final maturity as its effective maturity. If that occurs, the security’s price may be negatively impacted, and its sensitivity to interest rate changes may be increased, possibly contributing to increased share price volatility for a fund. This also could lengthen a fund’s overall average effective maturity. Standby commitments are types of puts.
Spread Transactions may be used for hedging or managing risk. A fund may purchase covered spread options from securities dealers. Such covered spread options are not presently exchange-listed or exchange-traded. The purchase of a spread option gives a fund the right to put, or sell, a security that it owns at a fixed dollar spread or fixed yield spread in relation to another security that a fund does not own, but which is used as a benchmark. The risk to a fund in purchasing covered spread options is the cost of the premium paid for the spread option and any transaction costs. In addition, there is no assurance that closing transactions will be available. The purchase of spread options will be used to protect a fund against adverse changes in prevailing credit quality spreads, i.e., the yield spread between high quality and lower quality securities. Such protection is only provided during the life of the spread option. The Tax-Free Bond Funds do not engage in spread transactions.
Structured Notes are derivative debt securities, the interest rate or principal of which is determined by an unrelated indicator. The terms of structured securities may provide that in certain circumstances no principal is due at maturity and therefore, may result in a loss of invested capital. Structured securities may be positively or negatively indexed, so that appreciation of the reference may produce an increase or a decrease in the interest rate or the value of the structured security at maturity may be calculated as a specified multiple of the change in the value of the reference; therefore, the value of such security may be very volatile. Structured securities may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the reference. Structured securities may also be more volatile, less liquid, and more difficult to accurately price than less complex securities or more traditional debt securities. The Tax-Free Bond Funds do not invest in Structured Notes.
Swap Agreements are privately negotiated over-the-counter derivative products in which two parties agree to exchange payment streams calculated in relation to a rate, index, instrument or certain securities (referred to as the “underlying”) and a predetermined amount (referred to as the “notional amount”). The underlying for a swap may be an interest rate (fixed or floating), a currency exchange rate, a commodity price index, a security, group of securities or a securities index, a combination of any of these, or various other rates, assets or indices. Swap agreements generally do not involve the delivery of the underlying or principal, and a party’s obligations generally are equal to only the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the swap agreement.
Swap agreements can be structured to increase or decrease a fund’s exposure to long or short term interest rates, corporate borrowing rates and other conditions, such as changing security prices and inflation rates. They also can be structured to increase or decrease a fund’s exposure to specific issuers or specific sectors of the bond market such as mortgage securities. For example, if a fund agreed to pay a longer-term fixed rate in exchange for a shorter-term floating rate while holding longer-term fixed rate bonds, the swap would tend to decrease a fund’s exposure to longer-term interest rates. Swap agreements tend to increase or decrease the overall volatility of a fund’s investments and its share price and yield. Changes in interest rates, or other factors determining the amount of payments due to and from a fund, can be the most significant factors in the performance of a swap agreement. If a swap agreement calls for payments from a fund, a fund must be prepared to make such payments when they are due. In order to help minimize risks, a fund will earmark or segregate appropriate assets for any accrued but unpaid net amounts owed under the terms of a swap agreement entered into on a net basis. All other swap agreements will require a fund to earmark or segregate assets in the amount of the accrued amounts owed under the swap. A fund could sustain losses if a counterparty does not perform as agreed under the terms of the swap. A fund will enter into swap agreements with counterparties deemed creditworthy by the investment adviser.

In addition, the funds may invest in swaptions, which are privately-negotiated option-based derivative products. Swaptions give the holder the right to enter into a swap. A fund may use a swaption in addition to or in lieu of a swap involving a similar rate or index.
For purposes of applying the funds’ investment policies and restrictions (as stated in the prospectuses and this SAI) swap agreements are generally valued by the funds at market value. In the case of a credit default swap sold by a fund (i.e., where the fund is selling credit default protection), however, the fund will generally value the swap at its notional amount. The manner in which certain securities or other instruments are valued by the funds for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.
Diversification involves investing in a wide range of securities and thereby spreading and reducing the risks of investment. The Bond Funds, the Schwab YieldPlus Fund, the Schwab GNMA Fund, the Schwab Inflation Protected Fund and the Schwab Premier Income Fund are diversified mutual funds.
The Tax-Free Bond Funds are non-diversified mutual funds, which means that a relatively high percentage of assets of the funds may be invested in the obligations of a limited number of issuers. The value of shares of these funds may be more susceptible to any single economic, political or regulatory occurrence than the shares of a diversified investment company would be.
Duration was developed as a more precise alternative to the concept of “maturity.” Traditionally, a debt obligation’s maturity has been used as a proxy for the sensitivity of the security’s price to changes in interest rates (which is the “interest rate risk” or “volatility” of the security). However, maturity measures only the time until a debt obligation provides its final payment, taking no account of the pattern of the security’s payments prior to maturity. In contrast, duration incorporates a bond’s yield, coupon interest payments, final maturity, call and put features and prepayment exposure into one measure. Duration is the magnitude of the change in the price of a bond relative to a given change in market interest rates. Duration management is one of the fundamental tools used by the investment adviser. With respect to the Schwab YieldPlus Fund®, Schwab Tax-Free YieldPlus Fund™ and Schwab California Tax-Free YieldPlus Fund™, each seeks to keep the average duration of its overall portfolio at one year or less. For each of these funds, there may be times when the portfolio’s average duration is more than one year.
Duration is a measure of the expected life of a debt obligation on a present value basis. Duration takes the length of the time intervals between the present time and the time that the interest and principal payments are scheduled or, in the case of a callable bond, the time the principal payments are expected to be received, and weights them by the present values of the cash to be received at each future point in time. For debt obligations with interest payments occurring prior to the payment of principal, duration will usually be less than maturity. In general, all else being equal, the lower the stated or coupon rate of the interest of a fixed income security, the longer the duration of the security; conversely, the higher the stated or coupon rate of a fixed income security, the shorter the duration of the security.
Holding long futures or call option positions will lengthen the duration of a fund’s portfolio. Holding short futures or put options will shorten the duration of a fund’s portfolio.
A swap agreement on an asset or group of assets may affect the duration of the portfolio depending on the attributes of the swap. For example, if the swap agreement provides a fund with a floating rate of return in exchange for a fixed rate of return, the duration of the fund would be modified to reflect the duration attributes of a similar security that the fund is permitted to buy.
There are some situations where even the standard duration calculation does not properly reflect the interest rate exposure of a security. For example, floating- and variable-rate securities often have final maturities of ten or more years; however, their interest rate exposure corresponds to the frequency of the coupon reset. Another example where the interest rate exposure is not properly captured by maturity is mortgage pass-through securities. The stated final maturity of such securities is generally 30 years, but current prepayment rates are more critical in determining the securities’ interest rate exposure. Finally, the duration of the debt obligation may vary over time in response to changes in interest rates and other market factors.
Equity Securities represent ownership interests in a company, and are commonly called “stocks.” Equity securities historically have outperformed most other securities, although their prices can fluctuate based on changes in a company’s financial condition, market conditions and political, economic or even company-specific news. When a stock’s price declines, its market value is lowered even though the intrinsic value of the company may not have changed. Sometimes factors, such as economic conditions or political events, affect the value of stocks of companies of the same or similar industry or group of industries, and may affect the entire stock market.
Types of equity securities include common stocks, preferred stocks, certain types of convertible securities, warrants, rights, ADRs, EDRs and certain interests in real estate investment trusts. For more information on real estate investment trusts, please see the section entitled “Real Estate Investments Trusts”. For more information on convertible securities, please see the section entitled “Convertible Securities.”
The Schwab YieldPlus Fund®, the Schwab Short-Term Bond Market Fund™, the Schwab Total Bond Market Fund™, the Schwab GNMA Fund™, the Schwab Inflation Protected Fund™, and the Schwab Tax-Free Bond Funds do not invest in Equity Securities.
Common stocks, which are probably the most recognized type of equity security, represent an equity or ownership interest in an issuer and usually entitle the owner to voting rights in the election of the corporation’s directors and any other matters submitted to the corporation’s shareholders for voting, as well as to receive dividends on such stock. The market value of common stock can fluctuate widely, as it reflects increases and decreases in an issuer’s earnings. In the event an issuer is liquidated or declares bankruptcy, the claims of bond owners, other debt holders and owners of preferred stock take precedence over the claims of common stock owners.
Small-Cap Stocks include common stocks issued by operating companies with market capitalizations that place them at the lower end of the stock market, as well as the stocks of companies that are determined to be small based on several factors, including the capitalization of the company and the amount of revenues. Historically, small-cap company stocks have been riskier than stocks issued by large- or mid-cap companies for a variety of reasons. Small-cap companies may have less certain growth prospects and are typically less diversified and less able to withstand changing economic conditions than larger capitalized companies. Small-cap companies also may have more limited product lines, markets or financial resources than companies with larger capitalizations, and may be more dependent on a relatively small management group. In addition, small-cap companies may not be well known to the investing public, may not have institutional ownership and may have only cyclical, static or moderate growth prospects. Most small-cap company stocks pay low or no dividends.
These factors and others may cause sharp changes in the value of a small-cap company’s stock, and even cause some small-cap companies to fail. Additionally, small-cap stocks may not be as broadly traded as large- or mid-cap stocks, and a fund’s positions in securities of such companies may be substantial in relation to the market for such securities. Accordingly, it may be difficult for a fund to dispose of securities of these small-cap companies at prevailing market prices in order to meet redemptions. This lower degree of liquidity can adversely affect the value of these securities. For these reasons and others, the value of a fund’s investments in small-cap stocks is expected to be more volatile than other types of investments, including other types of stock investments. While small-cap stocks are generally considered to offer greater growth opportunities for investors, they involve greater risks and the share price of a fund that invests in small-cap stocks may change sharply during the short term and long term.
Rights are types of securities that are issued by a company to current shareholders allowing them to purchase additional shares, usually at a discount to market price. Shareholders who do not exercise these rights are usually diluted by the offering. Rights are transferable, allowing the holder to sell them on the open market to others who may wish to exercise them.
Initial Public Offering. The fund may purchase shares issued as part of, or a short period after, a company’s initial public offering (IPOs), and may at times dispose of those shares shortly after their acquisition. The fund’s purchase of shares issued in IPOs exposes it to the risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile, and share prices of newly-public companies have fluctuated significantly over short periods of time.
Master Limited Partnerships (MLPs). MLPs are limited partnerships in which the common units are publicly traded. MLP common units are freely traded on a securities exchange or in the over-the-counter market and are generally registered with the SEC. MLPs often own several properties or businesses (or own interests) that are related to real estate development and oil and gas industries, but they also may finance motion pictures, research and development and other projects. MLPs generally have two classes of owners, the general partner and limited partners. The general partner is typically owned by a major energy company, an investment fund, the direct management of the MLP or is an entity owned by one or more of such parties. The general partner may be structured as a private or publicly traded corporation or other entity. The general partner typically controls the operations and management of the MLP through an up to 2% equity interest in the MLP plus, in many cases, ownership of common units and subordinated units. Limited partners own the remainder of the partnership, through ownership of common units, and have a limited role, if any, in the partnership’s operations and management.
MLPs are typically structured such that common units and general partner interests have first priority to receive quarterly cash distributions up to an established minimum amount (“minimum quarterly distributions”). Common and general partner interests also accrue arrearages in distributions to the extent the minimum quarterly distribution is not paid. Once common and general partner interests have been paid, subordinated units receive distributions of up to the minimum quarterly distribution; however, subordinated units do not accrue arrearages. Distributable cash in excess of the minimum quarterly distribution paid to both common and subordinated units is distributed to both common and subordinated units generally on a pro rata basis. The general partner is also eligible to receive incentive distributions if the general partner operates the business in a manner which results in distributions paid per common unit surpassing specified target levels. As the general partner increases cash distributions to the limited partners, the general partner receives an increasingly higher percentage of the incremental cash distributions. A common arrangement provides that the general partner can reach a tier where it receives 50% of every incremental dollar paid to common and subordinated unit holders. These incentive distributions are intended to encourage the general partner to streamline costs, increase capital expenditures and acquire assets in order to increase the partnership’s cash flow and raise the quarterly cash distribution in order to reach higher tiers. Such results are intended to benefit all security holders of the MLP, however, such incentive distribution payments give rise to potential conflicts of interest between the common unit holders and the general partner.
MLP common units represent a limited partnership interest in the MLP. Common units are listed and traded on U.S. securities exchanges or over-the-counter, with their value fluctuating predominantly based on prevailing market conditions and the success of the MLP. The fund may purchase common units in market transactions as well as directly from the MLP or other parties in private placements. Unlike owners of common stock of a corporation, owners of common units have limited voting rights and have no ability to annually elect directors. MLPs generally distribute all available cash flow (cash flow from operations less maintenance capital expenditures) in the form of quarterly distributions. Common units, along with general partner units, have first priority to receive quarterly cash distributions up to the minimum quarterly distribution and have arrearage rights. In the event of liquidation, common units have preference over subordinated units, but not debt or preferred units, to the remaining assets of the MLP.
MLP subordinated units are typically issued by MLPs to their original sponsors, such as their founders, corporate general partners of MLPs, entities that sell assets to the MLP and investors. Subordinated units may be purchased directly from these persons as well as newly-issued subordinated units from MLPs themselves. Subordinated units have similar voting rights as common units and are generally not publicly traded. Once the minimum quarterly distribution on the common units, including any arrearages, has been paid, subordinated units receive cash distributions up to the minimum quarterly distribution prior to any incentive payments to the MLP’s general partner. Unlike common units, subordinated units do not have arrearage rights. In the event of liquidation, common units and general partner interests have priority over subordinated units. Subordinated units are typically converted into common units on a one-to-one basis after certain time periods and/or performance targets have been satisfied. The purchase or sale price of subordinated units is generally tied to the common unit price less a discount. The size of the discount varies depending on the likelihood of conversion, the length of time remaining to conversion, the size of the block purchased relative to trading volumes, and other factors, including smaller capitalization partnerships or companies potentially having limited product lines, markets or financial resources, lacking management depth or experience, and being more vulnerable to adverse general market or economic development than larger more established companies.
General partner interests of MLPs are typically retained by an MLP’s original sponsors, such as its founders, corporate partners, entities that sell assets to the MLP and investors. A holder of general partner interests can be liable under certain circumstances for amounts greater than the amount of the holder’s investment in the general partner interest. General partner interests often confer direct board participation rights and in many cases, operating control, over the MLP. These interests themselves are not publicly traded, although they may be owned by publicly traded entities. General partner interests receive cash distributions, typically 2% of the MLP’s aggregate cash distributions, which are contractually defined in the partnership agreement. In addition, holders of general partner interests typically hold incentive distribution rights, which provide them with a larger share of the aggregate MLP cash distributions as the distributions to limited partner unit holders are increased to prescribed levels. General partner interests generally cannot be converted into common units. The general partner interest can be redeemed by the MLP if the MLP unitholders choose to remove the general partner, typically with a supermajority vote by limited partner unitholders.
Additional risks involved with investing in a MLP are risks associated with the specific industry or industries in which the partnership invests, such as the risks of investing in real estate, or oil and gas industries.
Certain MLPs are dependent on their parent companies or sponsors for a majority of their revenues. Any failure by a MLP’s parents or sponsors to satisfy their payments or obligations would impact the MLP’s revenues and cash flows and ability to make distributions.
Preferred Stocks are nonvoting equity securities that pay a stated fixed or variable rate dividend. Although the preferred shareholders generally have no right to receive discretionary dividends, they must receive the preferred dividend at the stated rate prior to any dividends being paid on the common stock.

Since the preferred shareholder receives a fixed dividend payment, the holder’s position is much like that of the bondholder. Due to their fixed income features, preferred stocks provide higher income potential than issuers’ common stocks, but typically are more sensitive to interest rate changes than an underlying common stock. In the event of liquidation, bondholders have claims on company assets senior to those of shareholders; preferred shareholders have claims senior to those of common shareholders. Preferred stocks are rated like fixed income securities and a fund may invest in both investment-grade and below investment-grade preferred stock. A fund will only invest in investment-grade preferred stock that has a call feature that the investment adviser expects to be exercised by the issuer on the call date or that has a specified redemption date. The Tax-Free Bond Funds do not invest in Preferred Stocks.
Real Estate Investment Trusts (REITs) are pooled investment vehicles, which invest primarily in income producing real estate or real estate related loans or interests and, in some cases, manage real estate. REITs are sometimes referred to as equity REITs, mortgage REITs or hybrid REITs. An equity REIT invests primarily in properties and generates income from rental and lease properties and, in some cases, from the management of real estate. Equity REITs also offer the potential for growth as a result of property appreciation and from the sale of appreciated property. Mortgage REITs invest primarily in real estate mortgages, which may secure construction, development or long-term loans, and derive income for the collection of interest payments. Hybrid REITS may combine the features of equity REITs and mortgage REITs. REITs are generally organized as corporations or business trusts, but are not taxed as a corporation if they meet certain requirements of the Subchapter M of the Internal Revenue Code of 1986, as amended (the Code). A fund may also invest in REIT-like structures adopted by foreign countries.
Like any investment in real estate, a REIT’s performance depends on many factors, such as its ability to find tenants for its properties, to renew leases, and to finance property purchases and renovations. In general, REITs may be affected by changes in underlying real estate values, which may have an exaggerated effect to the extent a REIT concentrates its investment in certain regions or property types. For example, rental income could decline because of extended vacancies, increased competition from nearby properties, tenants’ failure to pay rent, or incompetent management. Property values could decrease because of overbuilding, environmental liabilities, uninsured damages caused by natural disasters, a general decline in the neighborhood, losses due to casualty or condemnation, increases in property taxes, or changes in zoning laws. Ultimately, a REIT’s performance depends on the types of properties it owns and how well the REIT manages its properties.
In general, during periods of rising interest rates, REITs may lose some of their appeal for investors who may be able to obtain higher yields from other income-producing investments, such as long term bonds. Higher interest rates also mean that financing for property purchases and improvements is more costly and difficult to obtain. During periods of declining interest rates, certain mortgage REITs may hold mortgages that mortgagors elect to prepay, which can reduce the yield on securities issued by mortgage REITs. Mortgage REITs may be affected by the ability of borrowers to repay debts to the REIT when due and equity REITs may be affected by the ability of tenants to pay rent.
Like small-cap stocks in general, certain REITs have relatively small market capitalizations and their securities can be more volatile than—and at times will perform differently from—large-cap stocks. In addition, because small-cap stocks are typically less liquid than large-cap stocks, REIT stocks may sometimes experience greater share-price fluctuations than the stocks of larger companies. Further, REITs are dependent upon specialized management skills, have limited diversification, and are therefore subject to risks inherent in operating and financing a limited number of projects. By investing in REITs indirectly through the fund, a shareholder will bear indirectly a proportionate share of the REIT’s expenses in addition to their proportionate share of a fund’s expenses. Finally, REITs could possibly fail to qualify for tax-free pass-through of income under the Code or to maintain their exemptions from registration under the 1940 Act. The Tax-Free Bond Funds do not invest in REITs.

Warrants are a type of security usually issued with bonds and preferred stock that entitles the holder to a proportionate amount of common stock at a specified price for a specific period of time. The prices of warrants do not necessarily move parallel to the prices of the underlying common stock. Warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer. If a warrant is not exercised within the specified time period, it will become worthless and a fund will lose the purchase price it paid for the warrant and the right to purchase the underlying security. The Tax-Free Bond Funds do not invest in Warrants.
Exchange Traded Funds (ETFs) such as Standard and Poor’s Depositary Receipts (SPDRs) Trust, are investment companies that typically are registered under the 1940 Act as open-end funds or unit investment trusts (UITs). ETFs are actively traded on national securities exchanges and are generally based on specific domestic and foreign market indices. Shares of an ETF may be bought and sold through the day at market prices, which may be higher or lower than the shares’ net asset value. An “index-based ETF” seeks to track the performance of an index holding in its portfolio either the contents of the index or a representative sample of the securities in the index. Because ETFs are based on an underlying basket of stocks or an index, they are subject to the same market fluctuations as these types of securities in volatile market swings. ETFs, like mutual funds, have expenses associated with their operation, including advisory fees. When the fund invests in an ETF, in addition to directly bearing expenses associated with its own operations, it will bear a pro rata portion of the ETF’s expenses. As with any exchange listed security, ETF shares purchased in the secondary market are subject to customary brokerage fees. Pursuant to an exemptive order issued by the Securities and Exchange Commission (the SEC) to iShares and procedures approved by the fund’s Board of Trustees, the fund may invest in iShares not to exceed 25% of the fund’s total assets, provided that the fund has described exchange-traded fund investments in its prospectus and otherwise complies with the conditions of the exemptive order and other applicable investment limitations. The Tax-Free Bond Funds do not invest in ETFs.
Event-Linked Bonds are fixed income securities for which the return of principal and payment of interest is contingent on the non-occurrence of a specific ‘‘trigger’’ event, such as a hurricane, earthquake, or other physical or weather-related phenomenon. Some event-linked bonds are commonly referred to as “catastrophe bonds.” If a trigger event occurs, a fund may lose a portion or all of its principal invested in the bond. Event-linked bonds often provide for an extension of maturity to process and audit loss claims where a trigger event has, or possibly has, occurred. An extension of maturity may increase volatility. Event-linked bonds may also expose a fund to certain unanticipated risks including credit risk, adverse regulatory or jurisdictional interpretations, and adverse tax consequences. Event-linked bonds may also be subject to liquidity risk. The Tax-Free Bond Funds do not invest in Event-Linked Bonds.
Fixed Rate Capital Securities (FRCSs) are hybrid securities that combine the features of both corporate bonds and preferred stock. FRCSs pay dividends monthly or quarterly. FRCSs are listed on major exchanges and, also, trade on the OTC markets. FRCSs are generally issued by large corporations and are rated by NRSOs. FRCSs bear the creditworthiness of the corporate issuer, generally have a stated maturity (20 to 49 years) and, unlike preferred stock, are fully taxable. There are currently three types of FRCSs offered in the marketplace: direct subordinate FRCSs which are offered directly by a corporation and zero coupon partnership preferred and trust preferred FRCS which are issued indirectly by a corporation through a conduit financing vehicle. FRCSs generally rank senior to common stock and preferred stock in a corporation’s capital structure, but have a lower security claim than the issuer’s corporate bonds. FRCSs generally offer higher yields than corporate bonds or agency securities, but they carry more risks than the higher lien debt. In addition to risks commonly associated with other fixed income securities, FRCSs are subject to certain additional risks. Many FRCSs include a “special event” redemption option, allowing the issuer to redeem the securities at the liquidation value if a tax law change disallows the deductibility of payments by the issuer’s parent company, or subjects the issue to taxation separate from the parent company. FRCSs permit the deferral of payments (without declaring default) if the issuer experiences financial difficulties. Payments may be suspended for some stipulated period, usually up to five years. If the issuer defers payments, the deferred income continues to accrue for tax purposes, even though the investor does not receive cash payments. Such deferrals can only occur if the parent company stops all other stock dividend payments on both common and preferred stock classes. The treatment of investment income from trust and debt securities for federal tax purposes is uncertain and may vary depending on whether the possibility of the issuer deferring payments is, or is not, considered a remote contingency. The Tax-Free Bond Funds do not invest in FRCSs.
Foreign Currency Transactions may occur in order to protect against uncertainty in the level of future foreign exchange rates in the purchase and sale of securities. All funds that may invest in foreign currency-denominated securities also may purchase and sell foreign currency options and foreign currency futures contracts and related options and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through forward currency contracts (“forwards”) with terms generally of less than one year.
A fund may also use foreign currency options and foreign currency forward contracts to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. The fund will earmark or segregate assets for any open positions in forwards used for non-hedging purposes and mark to market daily as may be required under the federal securities laws.
A forward involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts may be bought or sold to protect a fund against a possible loss resulting from an adverse change in the relationship between foreign currencies and the U.S. dollar or to increase exposure to a particular foreign currency. Many foreign securities markets do not settle trades within a time frame that would be considered customary in the U.S. stock market. Therefore, a fund may engage in forward foreign currency exchange contracts in order to secure exchange rates for fund securities purchased or sold, but awaiting settlement. These transactions do not seek to eliminate any fluctuations in the underlying prices of the securities involved. Instead, the transactions simply establish a rate of exchange that can be expected when a fund settles its securities transactions in the future. Forwards involve certain risks. For example, if the counterparties to the contracts are unable to meet the terms of the contracts or if the value of the foreign currency changes unfavorably, a fund could sustain a loss.
Certain funds also may engage in forward foreign currency exchange contracts to protect the value of specific portfolio positions, which is called “position hedging.” When engaging in position hedging, a fund may enter into forward foreign currency exchange transactions to protect against a decline in the values of the foreign currencies in which portfolio securities are denominated (or against an increase in the value of currency for securities a fund expects to purchase).
Buying and selling foreign currency exchange contracts involves costs and may result in losses. The ability of a fund to engage in these transactions may be limited by tax considerations. Although these techniques tend to minimize the risk of loss due to declines in the value of the hedged currency, they tend to limit any potential gain that might result from an increase in the value of such currency. Transactions in these contracts involve certain other risks. Unanticipated fluctuations in currency prices may result in a poorer overall performance for the funds than if it had not engaged in any such transactions. Moreover, there may be imperfect correlation between the fund’s holdings of securities denominated in a particular currency and forward contracts into which the fund enters. Such imperfect correlation may cause a fund to sustain losses, which will prevent it from achieving a complete hedge or expose it to risk of foreign exchange loss.
Suitable hedging transactions may not be available in all circumstances and there can be no assurance that a fund will engage in such transactions at any given time or from time to time. Also, such transactions may not be successful and may eliminate any chance for a fund to benefit from favorable fluctuations in relevant foreign currencies. The Tax-Free Bond Funds do not engage in foreign currency transactions. Forwards will be used primarily to adjust the foreign exchange exposure of a fund with a view to protecting the outlook, and a fund might be expected to enter into such contracts under the following circumstances:
Lock In: When the investment adviser desires to lock in the U.S. dollar price on the purchase or sale of a security denominated in a foreign currency.
Cross Hedge: If a particular currency is expected to decrease against another currency. A fund may sell the currency expected to decrease and purchase a currency which is expected to increase against the currency sold in an amount approximately equal to some or all of the fund’s portfolio holdings denominated in the currency sold.
Direct Hedge: If the investment adviser wants to eliminate substantially all of the risk of owning a particular currency, and/or if the investment adviser thinks that a fund can benefit from price appreciation in a given country’s bonds but does not want to hold the currency, it may employ a direct hedge back into the U.S. dollar. In either case, a fund would enter into a forward contract to sell the currency in which a portfolio security is denominated and purchase U.S. dollars at an exchange rate established at the time it initiated the contract. The cost of the direct hedge transaction may offset most, if not all, of the yield advantage offered by the foreign security, but a fund would benefit from an increase in value of the bond.
Proxy Hedge: The investment adviser might choose to use a proxy hedge, which may be less costly than a direct hedge. In this case, a fund, having purchased a security, will sell a currency whose value is believed to be closely linked to the currency in which the security is denominated. Interest rates prevailing in the country whose currency was sold would be expected to be closer to those in the U.S. and lower than those of securities denominated in the currency of the original holding. This type of hedging entails greater risk than a direct hedge because it is dependent on a stable relationship between the two currencies paired as proxies and the relationships can be very unstable at times.
Costs of Hedging: When a fund purchases a foreign bond with a higher interest rate than is available on U.S. bonds of a similar maturity. The additional yield on the foreign bond could be substantially reduced or lost if the fund were to enter into a direct hedge by selling the foreign currency and purchasing the U.S. dollar. This is what is known as the “cost” of hedging. Proxy hedging attempts to reduce this cost through an indirect hedge back to the U.S. dollar.
It is important to note that hedging costs are treated as capital transactions and are not, therefore, deducted from a fund’s dividend distribution and are not reflected in its yield. Instead such costs will, over time, be reflected in a fund’s net asset value per share.
Tax consequences of hedging under applicable tax law, may require a fund to limit its gain from hedging in foreign currency forwards, futures, and options. Although each fund is expected to comply with such limits, the extent to which these limits apply is subject to tax regulations as yet unissued. Hedging may also result in the application of the mark-to-market and straddle provisions of the Internal Revenue Code. Those provisions could result in an increase (or decrease) in the amount of taxable dividends paid by a fund and could affect whether dividends paid by a fund is classified as capital gains or ordinary income. The Tax-Free Bond Funds do not invest do not invest in Foreign Currency Transactions.

Foreign Securities involve additional risks, including foreign currency exchange rate risks, because they are issued by foreign entities, including foreign governments, banks, corporations or because they are traded principally overseas. Foreign securities in which a fund may invest include foreign entities that are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. corporations. In addition, there may be less publicly available information about foreign entities. Foreign economic, political and legal developments, as well as fluctuating foreign currency exchange rates and withholding taxes, could have more dramatic effects on the value of foreign securities. For example, conditions within and around foreign countries, such as the possibility of expropriation or confiscatory taxation, political or social instability, diplomatic developments, change of government or war could affect the value of foreign investments. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.
Foreign securities typically have less volume and are generally less liquid and more volatile than securities of U.S. companies. Fixed commissions on foreign securities exchanges are generally higher than negotiated commissions on U.S. exchanges, although a fund will endeavor to achieve the most favorable overall results on portfolio transactions. There is generally less government supervision and regulation of foreign securities exchanges, brokers, dealers and listed companies than in the United States, thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. There may be difficulties in obtaining or enforcing judgments against foreign issuers as well. These factors and others may increase the risks with respect to the liquidity of a fund, and its ability to meet a large number of shareholder redemption requests.
Foreign markets also have different clearance and settlement procedures and, in certain markets, there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Such delays in settlement could result in temporary periods when a portion of the assets of a fund is uninvested and no return is earned thereon. The inability to make intended security purchases due to settlement problems could cause a fund to miss attractive investment opportunities. Losses to a fund arising out of the inability to fulfill a contract to sell such securities also could result in potential liability for a fund.
Investments in the securities of foreign issuers may be made and held in foreign currencies. In addition, a fund may hold cash in foreign currencies. These investments may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, and may cause a fund to incur costs in connection with conversions between various currencies. The rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange market as well as by political and economic factors. Changes in the foreign currency exchange rates also may affect the value of dividends and interest earned, gains and losses realized on the sale of securities, and net investment income and gains, if any, to be distributed to shareholders by a fund.
A fund’s investments in emerging markets can be considered speculative, and therefore may offer higher potential for gains and losses than investments in developed markets of the world. With respect to an emerging country, there may be a greater potential for nationalization, expropriation or confiscatory taxation, political changes, government regulation, social instability or diplomatic developments (including war) which could affect adversely the economies of such countries or investments in such countries. The economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange or currency controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.

In addition to the risks of investing in emerging market country debt securities, the fund’s investment in government or government-related securities of emerging market countries and restructured debt instruments in emerging markets are subject to special risks, including the inability or unwillingness to repay principal and interest, requests to reschedule or restructure outstanding debt, and requests to extend additional loan amounts. A fund may have limited recourse in the event of default on such debt instruments. The Tax-Free Bond Funds do not invest in Foreign Securities.
Forward Contracts are sales contracts between a buyer (holding the “long” position and the seller (holding the “short” position) for an asset with delivery deferred to a future date. The buyer agrees to pay a fixed price at the agreed future date and the seller agrees to deliver the asset. The seller hopes that the market price on the delivery date is less than the agreed upon price, while the buyer hopes for the contrary. The change in value of a forward-based derivative generally is roughly proportional to the change in value of the underlying asset.
High Yield Securities, also called lower quality bonds (junk bonds), are frequently issued by companies without long track records of sales and earnings, or by those of questionable credit strength, and are more speculative and volatile (though typically higher yielding) than investment grade bonds. High yield securities are defined as securities rated below the fourth highest rating category by an NRSRO. Adverse economic developments could disrupt the market for high yield securities, and severely affect the ability of issuers, especially highly-leveraged issuers, to service their debt obligations or to repay their obligations upon maturity.
Also, the secondary market for high yield securities at times may not be as liquid as the secondary market for higher-quality debt securities. As a result, the investment adviser could find it difficult to sell these securities or experience difficulty in valuing certain high yield securities at certain times. Prices realized upon the sale of such lower rated securities, under these circumstances, may be less than the prices at which a fund purchased them.
Thus, high yield securities are more likely to react to developments affecting interest rates and market and credit risk than are            more highly rated securities, which primarily react to movements in the general level of interest rates. When economic conditions appear to be deteriorating, medium- to lower-quality debt securities may decline in value more than higher-quality debt securities due to heightened concern over credit quality, regardless of prevailing interest rates. Prices for high yield securities also could be affected by legislative and regulatory developments. These laws could adversely affect a fund’s net asset value and investment practices, the secondary market value for high yield securities, the financial condition of issuers of these securities and the value of outstanding high yield securities.
Hybrid Securities. The funds may invest in hybrid or indexed securities. A hybrid instrument combines features of two or more financial instruments and can combine the characteristics of securities, futures, and options. For example, the principal amount or interest rate of a hybrid could be tied (positively or negatively) to the price of some commodity, currency or securities index or another interest rate (each a benchmark). The interest rate or (unlike most fixed income securities) the principal amount payable at maturity of a hybrid security may be increased or decreased, depending on changes in the value of the benchmark.
Hybrids can be used as an efficient means of pursuing a variety of investment goals, including currency hedging and increased total return. Hybrids may not bear interest or pay dividends. The value of a hybrid or its interest rate may be a multiple of a benchmark and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the benchmark. These benchmarks may be sensitive to economic and political events, such as commodity shortages and currency devaluations, which cannot be readily foreseen by the purchaser of a hybrid. Under certain conditions, the redemption value of a hybrid could be zero. Thus, an investment in a hybrid may entail significant market risks that are not associated with a similar investment in a traditional, U.S. dollar-denominated bond that has a fixed principal amount and pays a fixed rate or floating rate of interest. The purchase of hybrids also exposes a fund to the credit risk of the issuer of the hybrids. These risks may cause significant fluctuations in the net asset value of a fund. The Schwab® Premier Income Fund will not invest more than 5% of its total assets in hybrid instruments.
Certain hybrid instruments may provide exposure to the commodities markets. These are derivative securities with one or more commodity-linked components that have payment features similar to commodity futures contracts, commodity options, or similar instruments. Commodity-linked hybrid instruments may be either equity or debt securities, and are considered hybrid instruments because they have both security and commodity-like characteristics. A portion of the value of these instruments may be derived from the value of a commodity, futures contract, index or other economic variable. The funds will only invest in commodity-linked hybrid instruments that qualify under applicable rules of the CFTC for an exemption from the provisions of the CEA.
Certain issuers of structured products such as hybrid instruments may be deemed to be investment companies as defined in the 1940 Act. As a result, a fund’s investments in these products will be subject to limits applicable to investments in investment companies and may be subject to restrictions contained in the 1940 Act. The Tax-Free Bond Funds do not invest in Hybrid Securities.
Illiquid Securities generally are any securities that cannot be disposed of promptly and in the ordinary course of business at approximately the amount at which a fund has valued the instruments. The liquidity of a fund’s investments is monitored under the supervision and direction of the Board of Trustees. Investments currently not considered liquid include repurchase agreements not maturing within seven days and certain restricted securities.
Index Participations and index participation contracts provide the equivalent of a position in the securities comprising an index, with each security’s representation equaling its index weighting. Moreover, their holders are entitled to payments equal to the dividends paid by the underlying index securities. Generally, the value of an index participation or index participation contract will rise and fall along with the value of the related index. A fund will invest in index participation contracts only if a liquid market for them appears to exist. The Tax-Free Bond Funds do not invest in Index Participations.
Inflation Protected Securities are fixed income securities whose value is periodically adjusted according to the rate of inflation. Two structures are common. The U.S. Treasury and some other issuers utilize a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the Consumer Price Index (CPI) accruals as part of a semiannual coupon.
Inflation protected securities issued by the U.S. Treasury have maturities of approximately five, ten or thirty years, although it is possible that securities with other maturities will be issued in the future. The U.S. Treasury securities pay interest on a semi-annual basis equal to a fixed percentage of the inflation adjusted principal amount.
If the periodic adjustment rate measuring inflation falls, the principal value of inflation protected bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed by the U.S. Treasury in the case of U.S. Treasury inflation indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed and will fluctuate. A fund may also invest in other inflation related bonds which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond to be repaid at maturity may be less than the original principal amount and, therefore, is subject to credit risk.
The value of inflation protected bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if the rate of inflation rises at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation protected bonds. In contrast, if nominal interest rates increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation protected bonds.
While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.
The periodic adjustment of U.S. inflation protected bonds is tied to the non-seasonally adjusted U.S. City Average All Items Consumer Price Index for All Urban Consumers (CPI-U), published monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index calculated by that government. There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.
Any increase in principal for an inflation protected security resulting from inflation adjustments is considered by the IRS to be taxable income in the year it occurs. The fund’s distributions to shareholders include interest income and the income attributable to principal adjustments, both of which will be taxable to shareholders. The tax treatment of the income attributable to principal adjustments may result in the situation where the fund needs to make its required annual distributions to shareholders in amounts that exceed the cash received. As a result, the fund may need to liquidate certain investments when it is not advantageous to do so. Also, if the principal value of an inflation protected security is adjusted downward due to deflation, amounts previously distributed in the taxable year may be characterized in some circumstances as a return of capital.
Interfund Borrowing and Lending transactions may be entered into by all funds and portfolios in the Schwab Funds®. All loans are for temporary or emergency purposes and the interest rates to be charged will be the average of the overnight repurchase agreement rate and the short-term bank loan rate. All loans are subject to numerous conditions designed to ensure fair and equitable treatment of all participating funds/portfolios. The interfund lending facility is subject to the oversight and periodic review of the Board of Trustees of the Schwab Funds.
International Bonds are certain obligations or securities of foreign issuers, including Eurodollar Bonds, which are U.S. dollar-denominated bonds issued by foreign issuers payable in Eurodollars (U.S. dollars held in banks located outside the United States, primarily Europe), Yankee Bonds, which are U.S. dollar-denominated bonds issued in the U.S. by foreign banks and corporations, and EuroBonds, which are bonds denominated in U.S. dollars and usually issued by large underwriting groups composed of banks and issuing houses from many countries. Investments in securities issued by foreign issuers, including American Depositary Receipts and securities purchased on foreign securities exchanges, may subject a fund to additional investment risks, such as adverse political and economic developments, possible seizure, nationalization or expropriation of foreign investments, less stringent disclosure requirements, non-U.S. withholding taxes and the adoption of other foreign governmental restrictions.

Additional risks include less publicly available information, the risk that companies may not be subject to the accounting, auditing and financial reporting standards and requirements of U.S. companies, the risk that foreign securities markets may have less volume and therefore may be less liquid and their prices more volatile than U.S. securities, and the risk that custodian and transaction costs may be higher. Foreign issuers of securities or obligations are often subject to accounting requirements and engage in business practices different from those respecting domestic issuers of similar securities or obligations. Foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements than those applicable to domestic branches of U.S. banks. The Tax-Free Bond Funds do not invest in International Bonds.
Loan Interests, and other direct debt instruments or interests therein, may be acquired by a fund. A loan interest is typically originated, negotiated, and structured by a U.S. or foreign commercial bank, insurance company, finance company, or other financial institution (Agent) for a lending syndicate of financial institutions. The Agent typically administers and enforces the loan on behalf of the other lenders in the syndicate. In addition, an institution typically but not always the Agent (Collateral Bank), holds collateral (if any) on behalf of the lenders. When a Collateral Bank holds collateral, such collateral typically consists of one or more of the following asset types: inventory, accounts receivable, property, plant and equipment, intangibles, common stock of subsidiaries or other investments. These loan interests may take the form of participation interests in, assignments of or novations of a loan during its second distribution, or direct interests during a primary distribution. Such loan interests may be acquired from U.S. or foreign banks, insurance companies, finance companies, or other financial institutions who have made loans or are members of a lending syndicate or from other holders of loan interests. A fund may also acquire loan interests under which a fund derives its rights directly from the borrower. Such loan interests are separately enforceable by a fund against the borrower and all payments of interest and principal are typically made directly to a fund from the borrower. In the event that a fund and other lenders become entitled to take possession of shared collateral, it is anticipated that such collateral would be held in the custody of the Collateral Bank for their mutual benefit. A fund may not act as an Agent, a Collateral Bank, a guarantor or sole negotiator or structurer with respect to a loan.
The investment adviser will analyze and evaluate the financial condition of the borrower in connection with the acquisition of any loan interest. Credit ratings are typically assigned to loan interests in the same manner as with other fixed income debt securities, and the investment adviser analyzes and evaluates these ratings, if any, in deciding whether to purchase a loan interest. The investment adviser also analyzes and evaluates the financial condition of the Agent and, in the case of loan interests in which a fund does not have privity with the borrower, those institutions from or through whom a fund derives its rights in a loan (Intermediate Participants).
In a typical loan, the Agent administers the terms of the loan agreement. In such cases, the Agent is normally responsible for the collection of principal and interest payments from the borrower and the apportionment of these payments to the credit of all the institutions which are parties to the loan agreement. A fund will generally rely upon the Agent or Intermediate Participant to receive and forward to a fund its portion of the principal and interest payments on the loan. Furthermore, unless under the terms of a participation agreement a fund has direct recourse against the borrower, a fund will rely on the Agent and the other members of the lending syndicate to use appropriate credit remedies against the borrower. The Agent is typically responsible for monitoring compliance with covenants contained in the loan agreement based upon reports prepared by the borrower. The seller of the loan interest usually does, but is often not obligated to, notify holders of loan interests of any failures of compliance. The Agent may monitor the value of the collateral and, if the value of the collateral declines, may accelerate the loan, may give the borrower an opportunity to provide additional collateral or may seek other protection for the benefit of the participants in the loan. The Agent is compensated by the borrower for providing these services under a loan agreement, and such compensation may include special fees paid upon structuring and funding the loan and other fees paid on a continuing basis. With respect to loan interests for which the Agent does not perform such administrative and enforcement functions, a fund will perform such tasks on its own behalf, although a Collateral Bank will typically hold any collateral on behalf of a fund and the other holders pursuant to the applicable loan agreement.
A financial institution’s appointment as Agent may usually be terminated in the event that it fails to observe the requisite standard of care or becomes insolvent, enters Federal Deposit Insurance Corporation (FDIC) receivership, or, if not FDIC insured, enters into bankruptcy proceedings. A successor agent generally would be appointed to replace the terminated Agent, and assets held by the Agent under the loan agreement should remain available to holders of loan interests. However, if assets held by the Agent for the benefit of a fund were determined to be subject to the claims of the Agent’s general creditors, a fund might incur certain costs and delays in realizing payment on a loan interest, or suffer a loss of principal and/or interest. In situations involving Intermediate Participants, similar risks may arise.
Purchasers of loan interests depend primarily upon the creditworthiness of the borrower for payment of principal and interest. If a fund does not receive a scheduled interest or principal payment on such indebtedness, a fund’s share price and yield could be adversely affected. Loans that are fully secured offer a fund more protections than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the borrower’s obligation, or that the collateral can be liquidated. Indebtedness of borrowers whose creditworthiness is poor involves substantially greater risks, and may be highly speculative. Borrowers that are in bankruptcy or restructuring may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Direct indebtedness of developing countries also will involve a risk that the governmental entities responsible for the repayment of the debt may be unable, or unwilling, to pay interest and repay principal when due.
The loan interests market is in a developing phase with increased participation among several investor types. The dealer community has become increasingly involved in this secondary market. If, however, a particular loan interest is deemed to be illiquid, it would be valued using procedures adopted by the Board of Trustees. In such a situation, there is no guarantee that a fund will be able to sell such loan interests, which could lead to a decline in the value of the loan interests and the value of a fund’s shares. The Tax-Free Bond Funds do not invest in Loan Interests.
Loan Participations. A fund may purchase participations in commercial loans. Such indebtedness may be secured or unsecured. Loan participations typically represent direct participation in a loan to a corporate borrower, and generally are offered by banks or other financial institutions or lending syndicates. The fund may participate in such syndications, or can buy part of a loan, becoming a part lender. When purchasing loan participations, the fund assumes the credit risk associated with the corporate borrower and may assume the credit risk associated with an interposed bank or other financial intermediary. The participation interests in which the fund intends to invest may not be rated by any nationally recognized rating service.
A loan is often administered by an agent bank acting as agent for all holders. The agent bank administers the terms of the loan, as specified in the loan agreement. In addition, the agent bank is normally responsible for the collection of principal and interest payments from the corporate borrower and the apportionment of these payments to the credit of all institutions which are parties to the loan agreement. Unless, under the terms of the loan or other indebtedness, the fund has direct recourse against the corporate borrower, the fund may have to rely on the agent bank or other financial intermediary to apply appropriate credit remedies against a corporate borrower.

A financial institution’s employment as agent bank might be terminated in the event that it fails to observe a requisite standard of care or becomes insolvent. A successor agent bank would generally be appointed to replace the terminated agent bank, and assets held by the agent bank under the loan agreement should remain available to holders of such indebtedness. However, if assets held by the agent bank for the benefit of the fund were determined to be subject to the claims of the agent bank’s general creditors, the fund might incur certain costs and delays in realizing payment on a loan or loan participation and could suffer a loss of principal and/or interest. In situations involving other interposed financial institutions (e.g., an insurance company or governmental agency) similar risks may arise.
Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the corporate borrower for payment of principal and interest. If the fund does not receive scheduled interest or principal payments on such indebtedness, the fund’s share price and yield could be adversely affected. Loans that are fully secured offer the fund more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower’s obligation, or that the collateral can be liquidated.
The fund may invest in loan participations with credit quality comparable to that of issuers of its securities investments. Indebtedness of companies whose creditworthiness is poor involves substantially greater risks, and may be highly speculative. Some companies may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Consequently, when investing in indebtedness of companies with poor credit, the fund bears a substantial risk of losing the entire amount invested.
The fund limits the amount of its total assets that it will invest in any one issuer or in issuers within the same industry. For purposes of these limits, the fund generally will treat the corporate borrower as the “issuer” of indebtedness held by the fund. In the case of loan participations where a bank or other lending institution serves as a financial intermediary between the fund and the corporate borrower, if the participation does not shift to the fund the direct debtor-creditor relationship with the corporate borrower, SEC interpretations require the fund to treat both the lending bank or other lending institution and the corporate borrower as “issuers” for the purposes of determining whether the fund has invested more than 5% of its assets in a single issuer. Treating a financial intermediary as an issuer of indebtedness may restrict the fund’s ability to invest in indebtedness related to a single financial intermediary, or a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries.
Loans and other types of direct indebtedness may not be readily marketable and may be subject to restrictions on resale. In some cases, negotiations involved in disposing of indebtedness may require weeks to complete. Consequently, some indebtedness may be difficult or impossible to dispose of readily at what the investment adviser believes to be a fair price. In addition, valuation of illiquid indebtedness involves a greater degree of judgment in determining the fund’s net asset value than if that value were based on available market quotations, and could result in significant variations in the fund’s daily share price. At the same time, some loan interests are traded among certain financial institutions and accordingly may be deemed liquid. As the market for different types of indebtedness develops, the liquidity of these instruments is expected to improve. In addition, the fund currently intends to treat indebtedness for which there is no readily available market as illiquid for purposes of the fund’s limitation on illiquid investments. Investments in loan participations are considered to be debt obligations for purposes of the fund’s investment restriction relating to the lending of funds or assets by the fund.
Investments in loans through a direct assignment of the financial institution’s interests with respect to the loan may involve additional risks to the fund. For example, if a loan is foreclosed, the fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, the fund could be held liable as co-lender. It is unclear whether loans and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. In the absence of definitive regulatory guidance, the fund relies on the investment adviser’s research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the fund. The Tax-Free Bond Funds do not invest in Loan Participations.
Maturity of Investments will generally be determined using the portfolio securities’ final maturity dates. However for certain securities, maturity will be determined using the security’s effective maturity date. Except as discussed below, the effective maturity date for a security subject to a put or demand feature is the demand date, unless the security is a variable- or floating-rate security. If it is a variable-rate security, its effective maturity date is the earlier of its demand date or next interest rate change date. For variable-rate securities not subject to a put or demand feature and floating-rate securities, the effective maturity date is the next interest rate change date. The effective maturity of mortgage-backed and certain other asset-backed securities is determined on an “expected life” basis by the investment adviser. For an interest rate swap agreement, its effective maturity would be equal to the difference in the effective maturity of the interest rates “swapped.” Securities being hedged with futures contracts may be deemed to have a longer maturity, in the case of purchases of future contracts, and a shorter maturity, in the case of sales of futures contracts, than they would otherwise be deemed to have. In addition, a security that is subject to redemption at the option of the issuer on a particular date (“call date”), which is prior to, or in lieu of, the security’s stated maturity, may be deemed to mature on the call date rather than on its stated maturity date. The call date of a security will be used to calculate average portfolio maturity when the investment adviser reasonably anticipates, based upon information available to it, that the issuer will exercise its right to redeem the security. The average portfolio maturity of a fund is dollar-weighted based upon the amortized cost of a fund’s securities at the time of the calculation. A fund may invest in securities with final or effective maturities of any length. There may be times when the Schwab YieldPlus Fund®, Schwab Tax-Free YieldPlus Fund™, and Schwab California Tax-Free YieldPlus Fund ™ portfolio’s overall average effective maturity, or duration, or overall average weighted maturity is more than one year.
Money Market Securities are high-quality, short-term debt securities that may be issued by entities such as the U.S. government, corporations and financial institutions (like banks). Money market securities include commercial paper, certificates of deposit, banker’s acceptances, notes and time deposits.
Money market securities pay fixed, variable or floating rates of interest and are generally subject to credit and interest rate risks. The maturity date or price of and financial assets collateralizing a security may be structured in order to make it qualify as or act like a money market security. These securities may be subject to greater credit and interest rate risks than other money market securities because of their structure. Money market securities may be issued with puts or these can be sold separately.
Bankers’ Acceptances or notes are credit instruments evidencing a bank’s obligation to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the full amount of the instrument upon maturity. A fund will invest only in bankers’ acceptances of banks that have capital, surplus and undivided profits in the aggregate in excess of $100 million. The Tax-Free Bond Funds do not invest in Banker’s Acceptances.
Certificates of Deposit or time deposits are issued against funds deposited in a banking institution for a specified period of time at a specified interest rate. A fund will invest only in certificates of deposit of banks that have capital, surplus and undivided profits in the aggregate in excess of $100 million. The Tax-Free Bond Funds do not invest in Certificates of Deposit.

Commercial Paper consists of short-term, promissory notes issued by banks, corporations and other institutions to finance short-term credit needs. These securities generally are discounted but sometimes may be interest bearing. Commercial paper, which also may be unsecured, is subject to credit risk.
Fixed Time Deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties, which vary depending upon market conditions and the remaining maturity of the obligation. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party, although there is no market for such deposits. A fund will not invest in fixed time deposits, which (1) are not subject to prepayment or (2) provide for withdrawal penalties upon prepayment (other than overnight deposits) if, in the aggregate, more than 15% of its net assets would be invested in such deposits, repurchase agreements maturing in more than seven days and other illiquid assets. The Tax-Free Bond Funds do not invest in Fixed Time Deposits.
Promissory Notes are written agreements committing the maker or issuer to pay the payee a specified amount either on demand or at a fixed date in the future, with or without interest. These are sometimes called negotiable notes or instruments and are subject to credit risk. Bank notes are notes used to represent obligations issued by banks in large denominations. The Tax-Free Bond Funds do not invest in promissory notes.
Repurchase Agreements are instruments under which a buyer acquires ownership of certain securities (usually U.S. government securities) from a seller who agrees to repurchase the securities at a mutually agreed-upon time and price, thereby determining the yield during the buyer’s holding period. Any repurchase agreements a fund enters into will involve the fund as the buyer and banks or broker-dealers as sellers. The period of repurchase agreements is usually short — from overnight to one week, although the securities collateralizing a repurchase agreement may have longer maturity dates. Default by the seller might cause a fund to experience a loss or delay in the liquidation of the collateral securing the repurchase agreement. A fund also may incur disposition costs in liquidating the collateral. In the event of a bankruptcy or other default of a repurchase agreement’s seller, a fund might incur expenses in enforcing its rights, and could experience losses, including a decline in the value of the underlying securities and loss of income. A fund will make payment under a repurchase agreement only upon physical delivery or evidence of book entry transfer of the collateral to the account of its custodian bank.
Mortgage-Backed Securities (MBS) and other Asset-Backed Securities may be purchased by a fund. MBS represent participations in mortgage loans, and include pass-through securities, collateralized mortgage obligations and stripped mortgage-backed securities. MBS may be issued or guaranteed by U.S. government agencies or instrumentalities, such as the Government National Mortgage Association (GNMA or Ginnie Mae) and the Federal National Mortgage Association (FNMA or Fannie Mae) or the Federal Home Loan Mortgage Corporation (FHLMC or Freddie Mac).
The National Housing Act authorized GNMA to guarantee the timely payment of principal and interest on securities backed by a pool of mortgages insured by the Federal Housing Administration (FHA) or guaranteed by the Veterans Administration (VA). The GNMA guarantee is backed by the full faith and credit of the U.S. Government. The GNMA is also empowered to borrow without limitation from the U.S. Treasury if necessary to make any payments required under its guarantee.
GNMA are mortgage securities which evidence an undivided interest in a pool or pools of mortgages. GNMA Certificates that a fund may purchase are the “modified pass-through” type, which entitle the holder to receive timely payment of all interest and principal payments due on the mortgage pool, net of fees paid to the “issuer” and GNMA, regardless of whether or not the mortgagor actually makes the payment.

The average life of a GNMA Certificate is likely to be substantially shorter than the original maturity of the mortgages underlying the securities. Prepayments of principal by mortgagors and mortgage foreclosures will usually result in the return of the greater part of principal investment long before the maturity of the mortgages in the pool. Foreclosures impose no risk to principal investment because of the GNMA guarantee, except to the extent that a Fund has purchased the certificates above par in the secondary market.
FHLMC was created in 1970 to promote development of a nationwide secondary market in conventional residential mortgages. The FHLMC issues two types of mortgage pass-through securities (FHLMC Certificates): mortgage participation certificates (PCs) and guaranteed mortgage certificates (GMCs). PCs resemble GNMA Certificates in that each PC represents a pro rata share of all interest and principal payments made and owed on the underlying pool. The FHLMC guarantees timely monthly payment of interest on PCs and the ultimate payment of principal, but its issues are not backed by the full faith and credit of the U.S. Government.
GMCs also represent a pro rata interest in a pool of mortgages. However, these instruments pay interest semi-annually and return principal once a year in guaranteed minimum payments. The expected average life of these securities is approximately 10 years. The FHLMC guarantee is not backed by the full faith and credit of the U.S. Government.
FNMA was established in 1938 to create a secondary market in mortgages the FHA insures. FNMA issues guaranteed mortgage pass-through certificates (FNMA Certificates). FNMA Certificates resemble GNMA Certificates in that each FNMA Certificate represents a pro rata share of all interest and principal payments made and owed on the underlying pool. FNMA guarantees timely payment of interest and principal on FNMA Certificates. The FNMA guarantee is not backed by the full faith and credit of the U.S. Government.
For more information on securities issued by Fannie Mae and Freddie Mac, see “U.S. Government Securities.”
MBS may also be issued by private issuers, generally originators and investors in mortgage loans, including savings associations, mortgage banks, commercial banks, and special purpose entities (collectively, “private lenders”). MBS are based on different types of mortgages including those on commercial real estate and residential property. MBS issued by private lenders may be supported by pools of mortgage loans or other MBS that are guaranteed, directly or indirectly, by the U.S. government or one of its agencies or instrumentalities, or they may be issued without any governmental guarantee of the underlying mortgage assets but with some form of credit enhancement.
Asset-backed Securities (ABS) have structural characteristics similar to MBS. ABS represent direct or indirect participation in assets such as automobile loans, credit card receivables, trade receivables, home equity loans (which sometimes are categorized as MBS) or other financial assets. Therefore, repayment depends largely on the cash flows generated by the assets backing the securities. The credit quality of most ABS depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator or any other affiliated entities, and the amount and quality of any credit enhancement of the securities. Payments or distributions of principal and interest on ABS may be supported by credit enhancements including letters of credit, an insurance guarantee, reserve funds and overcollateralization. Asset-backed securities also may be debt instruments, which are also known as collateralized obligations and are generally issued as the debt of a special purpose entity, such as a trust, organized solely for the purpose of owning such assets and issuing debt obligations.
Collateralized Debt Obligations. Collateralized debt obligations (CDOs) are securitized interests in pools of non-mortgage assets. Such assets usually comprise loans or debt instruments. A CDO may be called a collateralized loan obligation (CLO) if it holds only loans. Multiple levels of securities are issued by the CDO, offering various maturity and credit risk characteristics which are characterized according to their degree of credit risk. Purchasers in CDOs are credited with their portion of the scheduled payments of interest and principal on the underlying assets plus all unscheduled prepayments of principal based on a predetermined priority schedule. Accordingly, the CDOs in the longer maturity series are less likely than other asset pass-throughs to be prepaid prior to their stated maturity.
Commercial Mortgage-Backed Securities include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. The market for commercial mortgage-backed securities developed more recently and in terms of total outstanding principal amount of issues is relatively small compared to the market for residential single-family MBS. Many of the risks of investing in commercial MBS reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. Commercial MBS may be less liquid and exhibit greater price volatility than other types of mortgage- or asset-backed securities.
Collateralized Mortgage Obligations (CMO) are a hybrid between mortgage-backed bonds and mortgage pass-through securities. Similar to a bond, interest and prepaid principal is paid, in most cases, on a monthly basis. CMOs may be collateralized by whole mortgage loans, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by Ginnie Mae, Freddie Mac, Fannie Mae, and their income streams.
CMOs are structured into multiple classes, each bearing a different stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes receive principal only after the first class has been retired. An investor is partially guarded against a sooner than desired return of principal because of the sequential payments.
In a typical CMO transaction, a corporation (“issuer”) issues multiple series (e.g., A, B, C, Z) of CMO bonds (“Bonds”). Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates (“Collateral”). The Collateral is pledged to a third party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z. The Series A, B, and C Bonds all bear current interest. Interest on the Series Z Bond is accrued and added to principal and a like amount is paid as principal on the Series A, B, or C Bond currently being paid off. When the Series A, B, and C Bonds are paid in full, interest and principal on the Series Z Bond begins to be paid currently. With some CMOs, the issuer serves as a conduit to allow loan originators (primarily builders or savings and loan associations) to borrow against their loan portfolios.
The rate of principal payment on MBS and ABS generally depends on the rate of principal payments received on the underlying assets which in turn may be affected by a variety of economic and other factors. As a result, the price and yield on any MBS or ABS is difficult to predict with precision and price and yield to maturity may be more or less than the anticipated yield to maturity. If a fund purchases these securities at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing the yield to maturity. Conversely, if a fund purchases these securities at a discount, a prepayment rate that is faster than expected will increase yield to maturity, while a prepayment rate that is slower than expected will reduce yield to maturity. Amounts available for reinvestment by a fund are likely to be greater during a period of declining interest rates and, as a result, are likely to be reinvested at lower interest rates than during a period of rising interest rates.
While many MBS and ABS are issued with only one class of security, many are issued in more than one class, each with different payment terms. Multiple class MBS and ABS are issued as a method of providing credit support, typically through creation of one or more classes whose right to payments on the security is made subordinate to the right to such payments of the remaining class or classes. In addition, multiple classes may permit the issuance of securities with payment terms, interest rates, or other characteristics differing both from those of each other and from those of the underlying assets. Examples include stripped securities, which are MBS and ABS entitling the holder to disproportionate interest or principal compared with the assets backing the security, and securities with classes having characteristics different from the assets backing the securities, such as a security with floating interest rates with assets backing the securities having fixed interest rates. The market value of such securities and CMO’s generally is more or less sensitive to changes in prepayment and interest rates than is the case with traditional MBS and ABS, and in some cases such market value may be extremely volatile.
CMO Residuals are mortgage securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.
The cash flow generated by the mortgage assets underlying a series of CMOs is applied first to make required payments of principal and interest on the CMOs and second to pay the related administrative expenses of the issuer. The residual in a CMO structure generally represents the interest in any excess cash flow remaining after making the foregoing payments. Each payment of such excess cash flow to a holder of the related CMO residual represents income and/or a return of capital. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characteristics of the mortgage assets, the coupon rate of each class of CMO, prevailing interest rates, the amount of administrative expenses and the prepayment experience on the mortgage assets. In particular, the yield to maturity on CMO residuals is extremely sensitive to prepayments on the related underlying mortgage assets, in the same manner as an interest-only (IO) class of stripped mortgage-backed securities. See “Stripped Mortgage-Backed Securities.” In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are based. As described below with respect to stripped mortgage-backed securities, in certain circumstances a fund may fail to recoup fully its initial investment in a CMO residual.
CMO residuals are generally purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers. The CMO residual market has only very recently developed and CMO residuals currently may not have the liquidity of other more established securities trading in other markets. Transactions in CMO residuals are generally completed only after careful review of the characteristics of the securities in question. In addition, CMO residuals may, or pursuant to an exemption therefrom, may not have been registered under the Securities Act of 1933, as amended (the 1933 Act). CMO residuals, whether or not registered under the 1933 Act, may be subject to certain restrictions on transferability, and may be deemed “illiquid” and subject to a fund’s limitations on investment in illiquid securities.
Stripped Mortgage-Backed Securities (SMBS) are derivative multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a fund’s yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a fund may fail to recoup some or all of its initial investment in these securities even if the security is in one of the highest rating categories.
Under certain circumstances these securities may be deemed “illiquid” and subject to a fund’s limitations on investment in illiquid securities.
The Tax-Free Bond Funds do not invest in Mortgage-Backed Securities and Asset-Backed Securities.
Municipal Leases are obligations issued to finance the construction or acquisition of equipment or facilities. These obligations may take the form of a lease, an installment purchase contract, a conditional sales contract or a participation interest in any of these obligations. Municipal leases may be considered illiquid investments. Additionally, municipal leases are subject to “nonappropriation risk,” which is the risk that the municipality may terminate the lease because funds have not been allocated to make the necessary lease payments. The lessor would then be entitled to repossess the property, but the value of the property may be less to private sector entities than it would be to the municipality.
Municipal Securities are debt securities issued by municipal issuers. Municipal issuers include states, counties, municipalities, authorities and other subdivisions, or the territories and possessions of the United States and the District of Columbia, including their subdivisions, agencies and instrumentalities and corporations. These securities may be issued to obtain money for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, public utilities, schools, streets, and water and sewer works. Other public purposes include refunding outstanding obligations, obtaining funds for general operating expenses and obtaining funds to loan to other public institutions and facilities.
Municipal securities also may be issued to finance various private activities, including certain types of private activity bonds (“industrial development bonds” under prior law). These securities may be issued by or on behalf of public authorities to obtain funds to provide certain privately owned or operated facilities. The Tax-Free Bond Funds may not be desirable investments for “substantial users” of facilities financed by private activity bonds or industrial development bonds or for “related persons” of substantial users because distributions from these funds attributable to interest on such bonds may not be tax exempt. Under normal circumstances, the Tax-Free Bond Funds do not intend to invest in securities subject to AMT. Shareholders should consult their own tax advisors regarding the potential effect on them (if any) of any investments in these funds.
Municipal securities may be owned directly or through participation interests, and include general obligation or revenue securities, tax-exempt commercial paper, notes and leases. General obligation securities typically are secured by the issuer’s pledge of its full faith and credit and most often its taxing power for the payment of principal and interest. Revenue securities typically are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special tax or other specific revenue source. Private activity bonds and industrial development bonds are, in most cases, revenue bonds and generally do not constitute the pledge of the credit of the issuer of such bonds. The credit quality of private activity bonds is frequently related to the credit standing of private corporations or other entities.
In addition to bonds, municipalities issue short-term securities such as tax anticipation notes, bond anticipation notes, revenue anticipation notes, construction loan notes and tax-free commercial paper. Tax anticipation notes typically are sold to finance working capital needs of municipalities in anticipation of the receipt of property taxes on a future date. Bond anticipation notes are sold on an interim basis in anticipation of a municipality’s issuance of a longer-term bond in the future. Revenue anticipation notes are issued in expectation of the receipt of other types of revenue, such as that available under the Federal Revenue Sharing Program. Construction loan notes are instruments insured by the Federal Housing Administration with permanent financing by Fannie Mae or Ginnie Mae at the end of the project construction period. Tax-free commercial paper is an unsecured promissory obligation issued or guaranteed by a municipal issuer. A fund may purchase other municipal securities similar to the foregoing that are or may become available, including securities issued to pre-refund other outstanding obligations of municipal issuers.
A fund also may invest in moral obligation securities, which are normally issued by special purpose public authorities. If the issuer of a moral obligation security is unable to meet its obligation from current revenues, it may draw on a reserve fund. The state or municipality that created the entity has only a moral commitment, not a legal obligation, to restore the reserve fund.
The value of municipal securities may be affected by uncertainties with respect to the rights of holders of municipal securities in the event of bankruptcy or the taxation of municipal securities as a result of legislation or litigation. For example, under federal law, certain issuers of municipal securities may be authorized in certain circumstances to initiate bankruptcy proceedings without prior notice to or the consent of creditors. Such action could result in material adverse changes in the rights of holders of the securities. In addition, litigation challenging the validity under the state constitutions of present systems of financing public education has been initiated or adjudicated in a number of states, and legislation has been introduced to effect changes in public school finances in some states. In other instances, there has been litigation challenging the issuance of pollution control revenue bonds or the validity of their issuance under state or federal law, which ultimately could affect the validity of those municipal securities or the tax-free nature of the interest thereon.
Municipal securities pay fixed, variable or floating rates of interest, which may be exempt from federal income tax and, typically, personal income tax of a state or locality.
The investment adviser relies on the opinion of the issuer’s counsel, which is rendered at the time the security is issued, to determine whether the security is fit, with respect to its validity and tax status, to be purchased by a fund. Neither the investment adviser nor the funds guarantee this opinion is correct, and there is no assurance that the IRS will agree with such counsel’s opinion.
Non-Publicly Traded Securities and Private Placements are securities that are neither listed on a stock exchange nor traded over-the-counter, including privately placed securities. Such unlisted securities may involve a higher degree of business and financial risk that can result in substantial losses. As a result of the absence of a public trading market for these securities, they may be less liquid than publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by a fund or less than what may be considered the fair value of such securities. Furthermore, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements which might be applicable if their securities were publicly traded. If such securities are required to be registered under the securities laws of one or more jurisdictions before being sold, a fund may be required to bear the expenses of registration.
Quality of Fixed Income Investments refers to the quality of the securities purchased by a fund. Securities are considered investment-grade securities if they have been rated by at least one NRSRO in one of the four highest rating categories (within which there may be sub-categories or gradations indicating relative standing) or have been determined to be of equivalent quality by the investment adviser pursuant to procedures adopted by the Board of Trustees.
Restricted Securities are securities that are subject to legal restrictions on their sale. Restricted securities may be considered to be liquid if an institutional or other market exists for these securities. In making this determination, a fund, under the direction and supervision of the Board of Trustees, will take into account the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers willing to purchase or sell the security and the number of potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). To the extent a fund invests in restricted securities that are deemed liquid, the general level of illiquidity in a fund’s portfolio may be increased if qualified institutional buyers become uninterested in purchasing these securities.
Reverse Repurchase Agreements, Mortgage Dollar Rolls and Sale-Buybacks may be used by a fund. A fund may engage in reverse repurchase agreements to facilitate portfolio liquidity, a practice common in the mutual fund industry, or for arbitrage transactions as discussed below. In a reverse repurchase agreement, a fund would sell a security and enter into an agreement to repurchase the security at a specified future date and price. A fund generally retains the right to interest and principal payments on the security. Because a fund receives cash upon entering into a reverse repurchase agreement, it may be considered a borrowing. When required by guidelines of the SEC, a fund will set aside permissible liquid assets earmarked or in a segregated account to secure its obligations to repurchase the security.
A fund also may enter into mortgage dollar rolls, in which a fund would sell MBS for delivery in the current month and simultaneously contract to purchase substantially similar securities on a specified future date. While a fund would forego principal and interest paid on the MBS during the roll period, a fund would be compensated by the difference between the current sales price and the lower price for the future purchase as well as by any interest earned on the proceeds of the initial sale. A fund also could be compensated through the receipt of fee income equivalent to a lower forward price. At the time a fund would enter into a mortgage dollar roll, it would set aside permissible liquid assets earmarked or in a segregated account to secure its obligation for the forward commitment to buy MBS. Mortgage dollar roll transactions may be considered a borrowing by a fund.
The mortgage dollar rolls and reverse repurchase agreements entered into by a fund may be used as arbitrage transactions in which a fund will maintain an offsetting position in short duration investment-grade debt obligations. Since a fund will receive interest on the securities or repurchase agreements in which it invests the transaction proceeds, such transactions may involve leverage. However, since such securities or repurchase agreements will be high quality and short duration, the investment adviser believes that such arbitrage transactions present lower risks to a fund than those associated with other types of leverage. There can be no assurance that a fund’s use of the cash it receives from a mortgage dollar roll will provide a positive return.
A fund also may effect simultaneous purchase and sale transactions that are known as “sale-buybacks.” A sale-buyback is similar to a reverse repurchase agreement, except that in a sale-buyback, the counterparty who purchases the security is entitled to receive any principal or interest payments made on the underlying security pending settlement of the fund’s repurchase of the underlying security. A fund’s obligations under a sale-buyback typically would be offset by liquid assets equal in value to the amount of the fund’s forward commitment to repurchase the subject security. The Tax-Free Bond Funds do not invest in Reverse Repurchase Agreements, Mortgage Dollar Rolls and Sale-Buybacks.
Securities Lending of portfolio securities is a common practice in the securities industry. A fund may engage in security lending arrangements with the primary objective of increasing its income. For example, a fund may receive cash collateral and it may invest it in short-term, interest-bearing obligations, but will do so only to the extent that it will not lose the tax treatment available to mutual funds. Lending portfolio securities involves risks that the borrower may fail to return the securities or provide additional collateral. Also, voting rights with respect to the loaned securities may pass with the lending of the securities and efforts to call such securities promptly may be unsuccessful, especially for foreign securities.
A fund may loan portfolio securities to qualified broker-dealers or other institutional investors provided: (1) the loan is secured continuously by collateral consisting of U.S. government securities, letters of credit, cash or cash-equivalents or other appropriate instruments maintained on a daily marked-to-market basis in an amount at least equal to the current market value of the securities loaned; (2) a fund may at any time call the loan and obtain the return of the securities loaned; (3) a fund will receive any interest or dividends paid on the loaned securities; and (4) an aggregate market value of securities loaned will not at any time exceed one-third of the total assets of a fund, including collateral received from the loan (at market value computed at the time of the loan).
Although voting rights with respect to loaned securities pass to the borrower, the lender retains the right to recall a security (or terminate a loan) for the purpose of exercising the security’s voting rights. Efforts to recall such securities promptly may be unsuccessful, especially for foreign securities or thinly traded securities such as small-cap stocks. In addition, because recalling a security may involve expenses to a fund, it is expected that a fund will do so only where the items being voted upon are, in the judgment of the investment adviser, either material to the economic value of the security or threaten to materially impact the issuer’s corporate governance policies or structure.
Securities of Other Investment Companies and those issued by foreign investment companies may be purchased and sold by a fund. Mutual funds are registered investment companies, which may issue and redeem their shares on a continuous basis (open-end mutual funds) or may offer a fixed number of shares usually listed on an exchange (closed-end mutual funds). Mutual funds generally offer investors the advantages of diversification and professional investment management, by combining shareholders’ money and investing it in various types of securities, such as stocks, bonds and money market securities. Mutual funds also make various investments and use certain techniques in order to enhance their performance. These may include entering into delayed-delivery and when-issued securities transactions or swap agreements; buying and selling futures contracts, illiquid and restricted securities and repurchase agreements and borrowing or lending money and/or portfolio securities. The risks of investing in mutual funds generally reflect the risks of the securities in which the mutual funds invest and the investment techniques they may employ. Also, mutual funds charge fees and incur operating expenses.
If a fund decides to purchase securities of other investment companies, a fund intends to purchase shares of mutual funds in compliance with the requirements of federal law or any applicable exemptive relief received from the SEC. Except with respect to a fund’s investments in registered money market funds and unregistered money market funds that comply with certain conditions of the 1940 Act, mutual fund investments for a fund are currently restricted under federal regulations, and therefore, the extent to which a fund may invest in another mutual fund may be limited.
Funds in which a fund also may invest include unregistered or privately-placed funds, such as hedge funds and off-shore funds, and unit investment trusts. Hedge funds and off-shore funds are not registered with the SEC, and therefore are largely exempt from the regulatory requirements that apply to registered investment companies (mutual funds). As a result, these types of funds may have greater ability to make investments or use investment techniques that offer a higher degree of investment return, such as leveraging, which also may subject their fund assets to substantial risk to the investment principal. These funds, while not regulated by the SEC like mutual funds, may be indirectly supervised by the sources of their assets, which tend to be commercial and investment banks and other financial institutions. Investments in these funds also may be more difficult to sell, which could cause losses to a fund. For example, hedge funds typically require investors to keep their investment in a hedge fund for some period of time, such as one month or one year. This means investors would not be able to sell their shares of a hedge fund until such time had past.
The Schwab® Premier Income Fund, Schwab Total Bond Market Fund™, Schwab Short-Term Bond Market Fund™ and Schwab Inflation Protected Fund™ are prohibited from acquiring any securities of registered open-end investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(G) or Section 12(d)(1)(F) of the 1940 Act.
Short Sales may be used by a fund as part of its overall portfolio management strategies or to offset a potential decline in a value of a security. For example, a Bond Fund may use short sales as a quantitative technique to assemble a portfolio whose performance, average maturity and average duration is expected to track that of its index. This technique may provide a more effective hedge against interest rate risk than other types of hedging transactions, such as selling futures contracts. A fund may sell a security short only if the fund owns the security, or the right to obtain the security or equivalent securities, or covers such short sale with liquid assets as required by the current rules and interpretations of the SEC or its staff. When a fund makes a short sale, it may borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. A fund also may have to pay a fee to borrow particular securities and is often obligated to pay over any accrued interest and dividends on such borrowed securities.
If the price of the security sold short increases between the time of the short sale and the time a fund replaces the borrowed security, a fund will incur a loss; conversely, if the price declines, a fund will realize a gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. Selling securities short against the box involves selling a security that a fund owns or has the right to acquire, for the delivery at a specified date in the future. If a fund sells securities short against the box, it may protect unrealized gains, but will lose the opportunity to profit on such securities if the price rises. A short sale against the box is a taxable transaction to the funds with respect to the securities sold short. The successful use of short selling as a hedging strategy may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged.
Sinking Funds may be established by bond issuers to set aside a certain amount of money to cover timely repayment of bondholders’ principal raised through a bond issuance. By creating a sinking fund, the issuer is able to spread repayment of principal to numerous bondholders while reducing reliance on its then current cash flows. A sinking fund also may allow the issuer to annually repurchase certain of its outstanding bonds from the open market or repurchase certain of its bonds at a call price named in a bond’s sinking fund provision. This call provision will allow bonds to be prepaid or called prior to a bond’s maturity. The likelihood of this occurring is substantial during periods of falling interest rates.
Stripped Securities are securities whose income and principal components are detached and sold separately. While risks associated with stripped securities are similar to other fixed income securities, stripped securities are typically subject to greater changes in value. U.S. Treasury securities that have been stripped by the Federal Reserve Bank are obligations of the U.S. Treasury. The Tax-Free Bond Funds do not invest in Stripped Securities.
Temporary Defensive Strategies may be engaged by a fund during abnormal economic or market conditions. Under normal conditions, the Tax-Free Bond Funds do not intend to invest more than 20% of their net assets in securities that pay interest subject to federal income tax, including the federal alternative minimum tax (AMT). In addition, under normal conditions, the Schwab California Tax-Free Bond Fund™ and Schwab California Tax-Fee YieldPlus Fund™ do not intend to invest more than 20% of their net assets in securities that pay interest subject to California personal income tax. However, from time to time, as a defensive measure or under abnormal market conditions, each of the Tax-Free Bond Funds may make temporary investments in securities the interest on which is subject to federal income tax and AMT and the Schwab California Tax-Free Bond Fund and the Schwab California Tax-Free YieldPlus Fund may make temporary investments in securities that pay interest subject to California personal income tax. In addition, as a defensive measure or under abnormal market conditions, the GNMA Fund and the Inflation Protected Fund may invest up to 100% of their assets in cash, cash equivalents or other high quality short-term investments.
During unusual economic or market conditions or for temporary defensive or liquidity purposes, the Schwab® Premier Income Fund may invest up to 100% of its assets in cash, money market instruments, repurchase agreements and other short term obligations that would not ordinarily be consistent with the fund’s objectives.
Trust Preferred Securities. The fund may purchase trust preferred securities which are preferred stocks issued by a special purpose trust subsidiary backed by subordinated debt of the corporate parent. These securities typically bear a market rate coupon comparable to interest rates available on debt of a similarly rated company. The securities are generally senior in claim to standard preferred stock but junior to other bondholders. Holders of the trust preferred securities have limited voting rights to control the activities of the trust and no voting rights with respect to the parent company.
Trust preferred securities may have varying maturity dates, at times in excess of 30 years, or may have no specified maturity date with an onerous interest rate adjustment if not called on the first call date. Dividend payments of the trust preferred securities generally coincide with interest payments on the underlying subordinated debt. Trust preferred securities generally have a yield advantage over traditional preferred stocks, but unlike preferred stocks, distributions are treated as interest rather than dividends for federal income tax purposes.
Trust preferred securities are subject to unique risks, which include the fact that dividend payments will only be paid if interest payments on the underlying obligations are made, which interest payments are dependent on the financial condition of the parent corporation and may be deferred for up to 20 consecutive quarters. There is also the risk that the underlying obligations, and thus the trust preferred securities, may be prepaid after a stated call date or as a result of certain tax or regulatory events, resulting in a lower yield to maturity. The Tax-Free Bond Funds do not invest in Trust Preferred Securities.
Trust preferred securities prices fluctuate for several reasons including changes in investors’ perception of the financial condition of an issuer or the general condition of the market for trust preferred securities, or when political or economic events affecting the issuers occur. Trust preferred securities are also (a) sensitive to interest rate fluctuations, as the cost of capital rises and borrowing costs increase in a rising interest rate environment, and (b) subject to the risk that they may be called for redemption in a falling interest rate environment.

U.S. Government Securities are issued by the U.S. Treasury or issued or guaranteed by the U.S. government or any of its agencies or instrumentalities. Not all U.S. government securities are backed by the full faith and credit of the United States. Some U.S. government securities, such as those issued by the Federal National Mortgage Association (known as Fannie Mae), Federal Home Loan Mortgage Corporation (known as Freddie Mac), the Student Loan Marketing Association (known as Sallie Mae), and the Federal Home Loan Banks, are supported by a line of credit the issuing entity has with the U.S. Treasury. Others are supported solely by the credit of the issuing agency or instrumentality such as obligations issued by the Federal Farm Credit Banks Funding Corporation. There can be no assurance that the U.S. government will provide financial support to U.S. government securities of its agencies and instrumentalities if it is not obligated to do so under law. Of course U.S. government securities, including U.S. Treasury securities, are among the safest securities, however, not unlike other debt securities, they are still sensitive to interest rate changes, which will cause their yields and prices to fluctuate.
On September 7, 2008, the U.S. Treasury announced a federal takeover of Fannie Mae and Freddie Mac, placing the two federal instrumentalities in conservatorship. Under the takeover, the U.S. Treasury agreed to acquire $1 billion of senior preferred stock of each instrumentality and obtained warrants for the purchase of common stock of each instrumentality. Under these Senior Preferred Stock Purchase Agreements (SPAs), the U.S. Treasury has pledged to provide up to $100 billion per instrumentality as needed, including the contribution of cash capital to the instrumentalities in the event their liabilities exceed their assets. On May 6, 2009, the U.S. Treasury increased its maximum commitment to each instrumentality under the SPAs to $200 billion per instrumentality. On December 24, 2009, the U.S. Treasury further amended the SPAs to allow the cap on Treasury’s funding commitment to increase as necessary to accommodate any cumulative reduction in Fannie Mae’s and Freddie Mac’s net worth through the end of 2012. At the conclusion of 2012, the remaining U.S. Treasury commitment will then be fully available to be drawn per the terms of the SPAs. In December 2009, the U.S. Treasury also amended the SPAs to provide Fannie Mae and Freddie Mac with some additional flexibility to meet the requirement to reduce their mortgage portfolios.
The actions of the U.S. Treasury are intended to ensure that Fannie Mae and Freddie Mac maintain a positive net worth and meet their financial obligations preventing mandatory triggering of receivership. No assurance can be given that the U.S. Treasury initiatives will be successful.
Variable- and Floating-Rate Debt Securities pay an interest rate, which is adjusted either periodically or at specific intervals or which floats continuously according to a formula or benchmark. Although these structures generally are intended to minimize the fluctuations in value that occur when interest rates rise and fall, some structures may be linked to a benchmark in such a way as to cause greater volatility to the security’s value.
Some variable-rate securities may be combined with a put or demand feature (variable-rate demand securities) that entitles the holder to the right to demand repayment in full or to resell at a specific price and/or time. While the demand feature is intended to reduce credit risks, it is not always unconditional, and may make the securities more difficult to sell quickly without losses. There are risks involved with these securities because there may be no active secondary market for a particular variable-rate demand security purchased by a fund. In addition, a fund may exercise its demand rights only at certain times. A fund could also suffer losses in the event that the issuer defaults on its obligation.
Synthetic variable or floating rate securities include tender option bond receipts. Tender option bond receipts are derived from fixed-rate municipal bonds that are placed in a trust from which two classes of trust receipts are issued. These receipts represent proportionate interest in the underlying bonds. Interest payments are made on the bonds based upon a predetermined rate. Under certain circumstances, the holder of a trust receipt also may participate in any gain or loss on the sale of such bonds. Tender option bond trust receipts generally are structured as private placements and, accordingly, may be deemed to be restricted securities for purposes of a fund’s investment limitations.
The Tax-Free Bond Funds may invest in municipal residual interest tender option bonds, which are derivative instruments in municipal bonds. Although volatile, municipal residual interest tender option bonds typically offer the potential for yields exceeding the yields available on comparable fixed-rate municipal bonds. Municipal residual interest tender option bonds pay interest at rates that bear an inverse relationship to the interest rate on another security (“inverse floaters”). An investment in inverse floaters may involve greater risk than investment in a fixed-rate municipal bond because changes in the interest rate on the other security inversely affect the residual interest paid on the inverse floater and, therefore, the value of an inverse floater is generally more volatile than that of a fixed-rate municipal bond. Inverse floaters have interest rate adjustment formulas which generally reduce or, in the extreme, eliminate the interest received when short-term interest rates rise, and increase the interest received when short-term interest rates fall. These securities tend to underperform the market for fixed-rate municipal bonds in a rising interest rate environment, but tend to outperform the market for fixed-rate municipal bonds when interest rates decline. Shifts in long-term rates may, however, alter this tendency. A fund’s investments in inverse floaters also amplifies the effects of the fund’s use of leverage, which tends to magnify the effect of any decrease or increase in the value of a fund’s portfolio securities. The use of leverage may cause a fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations.
Wrap Agreements may be entered into by a fund with insurance companies, banks or other financial institutions (wrapper providers). A wrap agreement typically obligates the wrapper provider to maintain the value of the assets covered under the agreement (covered assets) up to a specified maximum dollar amount upon the occurrence of certain specified events. The value is pre-determined using the purchase price of the securities plus interest at a specified rate minus an adjustment for any defaulted securities. The specified interest rate may be adjusted periodically under the terms of the agreement. While the rate typically will reflect movements in the market rates of interest, it may at times be less or more than the actual rate of income earned on the covered assets. The rate also can be impacted by defaulted securities and by purchase and redemption levels in a fund. A fund also pays a fee under the agreement, which reduces the rate as well.
Wrap agreements may be used as a risk management technique intended to help minimize fluctuations in a fund’s NAV. However, a fund’s NAV will typically fluctuate at least minimally, and may fluctuate more at times when interest rates are fluctuating. Additionally, wrap agreements do not protect against losses a fund may incur if the issuers of portfolio securities do not make timely payments of interest and/or principal. A wrap agreement provider also could default on its obligations under the agreement. Therefore, a fund will only invest in a wrap provider with an investment-grade credit rating. There is no active trading market for wrap agreements and none is expected to develop. Therefore, wrap agreements are considered illiquid investments. There is no guarantee that a fund will be able to purchase any wrap agreements or replace ones that defaulted. Wrap agreements are valued using procedures adopted by the Board of Trustees. There are risks that the value of a wrap agreement may not be sufficient to minimize the fluctuations in a fund’s NAV. All of these factors might result in a decline in the value of a fund’s shares.
Zero-Coupon, Step-Coupon and Pay-in-Kind Securities are debt securities that do not make regular cash interest payments. Zero-coupon and step-coupon securities are sold at a deep discount to their face value. Pay-in-kind securities pay interest through the issuance of additional securities. Because such securities do not pay current cash income, the price of these securities can be volatile when interest rates fluctuate. While these securities do not pay current cash income, federal income tax law requires the holders of zero-coupon, step-coupon, and pay-in-kind securities to include in income each year the portion of the original issue discount (or deemed discount) and other non-cash income on such securities accruing that year. In order to continue to qualify as a “regulated investment company” or “RIC” under the Internal Revenue Code and avoid a certain excise tax, a fund may be required to distribute a portion of such discount and income and may be required to dispose of other portfolio securities, which may occur in periods of adverse market prices, in order to generate cash to meet these distribution requirements.
INVESTMENT LIMITATIONS AND RESTRICTIONS
The following investment limitations are fundamental investment polices and restrictions and may be changed only by vote of a majority of a fund’s outstanding voting shares.
Schwab Tax-Free YieldPlus Fund™ and Schwab California Tax-Free YieldPlus Fund™ may not:
1)	Concentrate investments in a particular industry or group of industries, as concentration is defined under the 1940 Act, or the rules or regulations thereunder, as such statute, rules and regulations may be amended from time to time; and

2)	(i) Purchase or sell commodities, commodities contracts, futures contracts or real estate, (ii) lend or borrow, (iii) issue senior securities, (iv) underwrite securities or (v) pledge, mortgage or hypothecate any of its assets, except as permitted by the 1940 Act, or the rules or regulations thereunder, as such statute, rules and regulations may be amended from time to time.

3)	Normally invest less than 80% of its net assets in municipal securities, the interest from which is exempt from federal income tax, including the federal alternative minimum tax.
Schwab California Tax-Free YieldPlus Fund also may not:
1)	Normally invest less than 80% of its net assets in municipal securities, the interest from which is exempt from California personal income tax.
Schwab Short-Term Bond Market Fund™ and Schwab Total Bond Market Fund™ may:
1)	Lend or borrow money to the extent permitted by the 1940 Act or rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time.

2)	Pledge, mortgage or hypothecate any of its assets to the extent permitted by the 1940 Act or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time.

3)	Not concentrate investments in a particular industry or group of industries, or within one state (except to the extent that the index which each fund seeks to track is also so concentrated) as concentration is defined under the 1940 Act or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time.

4)	Underwrite securities to the extent permitted by the 1940 Act or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time.

5)	Not purchase securities of an issuer, except as consistent with the maintenance of its status as an open-end diversified company under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

6)	Not purchase securities of other investment companies, except as permitted by the 1940 Act.

7)	Issue senior securities to the extent permitted by the 1940 Act or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time.

8)	Purchase or sell commodities, commodities contracts, futures contracts, or real estate to the extent permitted by the 1940 Act or rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time.
Schwab Tax-Free Bond Fund™ and Schwab California Tax-Free Bond Fund™ may not:
1)	Concentrate investments in a particular industry or group of industries, as concentration is defined under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

2)	Purchase or sell commodities or real estate, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

3)	Purchase securities of other investment companies, except as permitted by the 1940 Act.

4)	Make loans to other persons, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

5)	Borrow money, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

6)	Issue senior securities, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

7)	Underwrite securities issued by other persons, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

8)	Normally invest less than 80% of its net assets in municipal securities, the interest from which is exempt from federal income tax, including the federal alternative minimum tax.
Schwab California Tax-Free Bond Fund also may not:
1)	Normally invest less than 80% of its net assets in municipal securities, the interest from which is exempt from California personal income tax.
Schwab YieldPlus Fund®, Schwab GNMA Fundtm and Schwab Inflation Protected Fund™ may not:

1)	Purchase securities of any issuer, unless consistent with the maintenance of its status as a diversified investment management company under the 1940 Act or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time;

2)	Concentrate investments in a particular industry or group of industries, as concentration is defined under the 1940 Act, or the rules or regulations thereunder, as such statute, rules and regulations may be amended from time to time; and

3)	(i) Purchase or sell commodities, commodities contracts, futures contracts or real estate, (ii) lend or borrow, (iii) issue senior securities, (iv) underwrite securities or (v) pledge, mortgage or hypothecate any of its assets, except as permitted by the 1940 Act, or the rules or regulations thereunder, as such statute, rules and regulations may be amended from time to time.
Schwab® Premier Income Fund may not:
1)	Concentrate investments in a particular industry or group of industries, as concentration is defined under the 1940 Act, or the rules or regulations thereunder or any exemption therefrom, as such statute, rules and regulations may be amended from time to time; and

2)	(i) Purchase or sell commodities, commodities contracts or, real estate (ii) lend or borrow, (iii) issue senior securities, (iv) underwrite securities or (v) pledge, mortgage or hypothecate any of its assets, except as permitted (or not prohibited) by the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules and regulations may be amended from time to time.
The following descriptions of the 1940 Act may assist investors in understanding the above policies and restrictions.
Diversification. Under the 1940 Act, a diversified investment management company, as to 75% of its total assets, may not purchase securities of any issuer (other than U.S. government securities or securities of other investment companies) if, as a result, more than 5% of its total assets would be invested in the securities of such issuer, or more than 10% of the issuer’s outstanding voting securities would be held by the fund.
Concentration. The SEC has presently defined concentration as investing 25% or more of an investment company’s net assets in an industry or group of industries, with certain exceptions.
Borrowing. The 1940 Act presently allows a fund to borrow from any bank (including pledging, mortgaging or hypothecating assets) in an amount up to 33 1/3% of its total assets (not including temporary borrowings not in excess of 5% of its total assets).
Lending. Under the 1940 Act, a fund may only make loans if expressly permitted by its investment policies. Each fund’s non-fundamental investment policy on lending is set forth below.
Underwriting. Under the 1940 Act, underwriting securities involves a fund purchasing securities directly from an issuer for the purpose of selling (distributing) them or participating in any such activity either directly or indirectly. Under the 1940 Act, a diversified fund may not make any commitment as underwriter, if immediately thereafter the amount of its outstanding underwriting commitments, plus the value of its investments in securities of issuers (other than investment companies) of which it owns more than 10% of the outstanding voting securities, exceeds 25% of the value of its total assets. The foregoing restriction does not apply to non-diversified funds.

Real Estate. The 1940 Act does not directly restrict a fund’s ability to invest in real estate, but does require that every fund have a fundamental investment policy governing such investments. The funds have adopted a fundamental policy that would permit direct investment in real estate. However, each fund has a non-fundamental investment limitation that prohibits it from investing directly in real estate. This non-fundamental policy may be changed only by vote of each fund’s Board of Trustees.
Senior Securities. Senior securities may include any obligation or instrument issued by a fund evidencing indebtedness. The 1940 Act generally prohibits funds from issuing senior securities, although it provides allowances for certain borrowings and certain other investments, such as short sales, reverse repurchase agreements, firm commitment agreements and standby commitments, with appropriate earmarking or segregation of assets to cover such obligation.
The following are non-fundamental investment policies and restrictions and may be changed by the Board of Trustees.
Schwab Tax-Free YieldPlus Fund™, Schwab California Tax-Free YieldPlus Fund™ and Schwab Inflation Protected Fund™ may not:
1)	Sell securities short unless it owns the security or the right to obtain the security or equivalent securities, or unless it covers such short sale as required by current SEC rules and interpretations (transactions in futures contracts, options and other derivative instruments are not considered selling securities short).

2)	Purchase securities on margin, except such short-term credits as may be necessary for the clearance of purchases and sales of securities and provided that margin deposits in connection with futures contracts, options on futures or other derivative instruments shall not constitute purchasing securities on margin.

3)	Borrow money except that each fund may (i) borrow money from banks or through an interfund lending facility, if any, only for temporary or emergency purposes (and not for leveraging) and (ii) engage in reverse repurchase agreements with any party; provided that (i) and (ii) in combination do not exceed 33 1/3% of its total assets (any borrowings that come to exceed this amount will be reduced to the extent necessary to comply with the limitation within three business days).

4)	Lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties (this restriction does not apply to purchases of debt securities or repurchase agreements).

5)	Invest more than 15% of its net assets in illiquid securities.

6)	Purchase securities (other than securities issued or guaranteed by the U.S. government, its agencies or instrumentalities) if, as a result of such purchase, 25% or more of the value of its total assets would be invested in any industry, or group of industries (although securities issued by governments or political subdivisions of governments are not considered to be securities subject to this industry concentration restriction).

7)	Purchase or sell commodities, commodity contracts or real estate, including interests in real estate limited partnerships, provided that the fund may (i) purchase securities of companies that deal in real estate or interests therein (including REITs), (ii) purchase or sell futures contracts, options contracts, equity index participations and index participation contracts, and (iii) purchase securities of companies that deal in precious metals or interests therein.
The Bond Funds may not:
1)	Sell securities short unless it owns the security or the right to obtain the security or equivalent securities, or unless it covers such short sale as required by current SEC rules and interpretations (transactions in futures contracts, options and other derivative instruments are not considered selling securities short).

2)	Purchase securities on margin, except such short-term credits as may be necessary for the clearance of purchases and sales of securities and provided that margin deposits in connection with futures contracts, options on futures or other derivative instruments shall not constitute purchasing securities on margin.

3)	Lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties (this restriction does not apply to purchases of debt securities or repurchase agreements).

4)	Borrow money except that each fund may (i) borrow money from banks or through an interfund lending facility, if any, only for temporary or emergency purposes (and not for leveraging) and (ii) engage in reverse repurchase agreements with any party; provided that (i) and (ii) in combination do not exceed 33 1/3% of its total assets (any borrowings that come to exceed this amount will be reduced to the extent necessary to comply with the limitation within three business days).

5)	Purchase securities (other than securities issued or guaranteed by the U.S. government, its agencies or instrumentalities) if, as a result of such purchase, 25% or more of the value of its total assets would be invested in any industry or group of industries (except that each fund may purchase securities to the extent that its index is also so concentrated).

6)	Invest more than 15% of its net assets in illiquid securities.

7)	Purchase or sell commodities, commodity contracts or real estate, including interests in real estate limited partnerships, provided that the fund may (i) purchase securities of companies that deal in real estate or interests therein (including REITs), (ii) purchase or sell futures contracts, options contracts, equity index participations and index participation contracts, and (iii) purchase securities of companies that deal in precious metals or interests therein.
Schwab® Premier Income Fund may not:
1)	Sell securities short unless it owns the security or the right to obtain the security or equivalent securities, or unless it covers such short sale as required by current SEC rules and interpretations (transactions in futures contracts, options and other derivative instruments are not considered selling securities short).

2)	Purchase securities on margin, except such short-term credits as may be necessary for the clearance of purchases and sales of securities and provided that margin deposits in connection with futures contracts, options on futures or other derivative instruments shall not constitute purchasing securities on margin.

3)	Borrow money except that the fund may (i) borrow money from banks or through an interfund lending facility, if any, only for temporary or emergency purposes (and not for leveraging) and (ii) engage in reverse repurchase agreements with any party; provided that (i) and (ii) in combination do not exceed 33 1/3% of its total assets (any borrowings that come to exceed this amount will be reduced to the extent necessary to comply with the limitation within three days (not including Sundays and holidays)).

4)	Lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties (this restriction does not apply to purchases of debt securities or repurchase agreements).

5)	Invest more than 15% of its net assets in illiquid securities.

6)	Purchase or sell commodities, commodity contracts or real estate; provided that the fund may (i) (a) invest in securities of companies that own or invest in real estate or are engaged in the real estate business, including REITs, REIT-like structures and securities secured by real estate or interests therein and (b) the fund may hold and sell real estate or mortgages acquired on real estate acquired through default, liquidation or other distributions of an interest in real estate as a result of the fund’s ownership of such securities; (ii) purchase or sell commodities contracts on financial instruments, such as futures contracts, options on such contracts, equity index participations and index participation contracts, and (iii) purchase securities of companies that deal in precious metals or interests therein.
Schwab Tax-Free Bond FundTM and Schwab California Tax-Free Bond FundTM may not:
1)	Sell securities short unless it owns the security or the right to obtain the security or equivalent securities, or unless it covers such short sale as required by current SEC rules and interpretations (transactions in futures contracts, options and other derivative instruments are not considered selling securities short).

2)	Purchase securities on margin, except such short-term credits as may be necessary for the clearance of purchases and sales of securities and provided that margin deposits in connection with futures contracts, options on futures or other derivative instruments shall not constitute purchasing securities on margin.

3)	Purchase securities the income of which is subject to federal alternative minimum tax if, by reason of such purchase, the total income earned by such securities would exceed 20% of all income earned by a fund.

4)	Under normal circumstances, invest less than 65% of its total assets in securities deemed by the investment adviser to be bonds.

5)	Borrow money except that each fund may (i) borrow money from banks or through an interfund lending facility, if any, only for temporary or emergency purposes (and not for leveraging) and (ii) engage in reverse repurchase agreements with any party; provided that (i) and (ii) in combination do not exceed 33 1/3% of its total assets (any borrowings that come to exceed this amount will be reduced to the extent necessary to comply with the limitation within three business days).

6)	Lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties (this restriction does not apply to purchases of debt securities or repurchase agreements).

7)	Invest more than 15% of its net assets in illiquid securities.

8)	Purchase securities (other than securities issued or guaranteed by the U.S. government, its agencies or instrumentalities) if, as a result of such purchase, 25% or more of the value of its total assets would be invested in any industry, or group of industries (although securities issued by governments or political subdivisions of governments are not considered to be securities subject to this industry concentration restriction).

9)	Purchase or sell commodities, commodity contracts or real estate, including interests in real estate limited partnerships, provided that the fund may (i) purchase securities of companies that deal in real estate or interests therein (including REITs), (ii) purchase or sell futures contracts, options contracts, equity index participations and index participation contracts, and (iii) purchase securities of companies that deal in precious metals or interests therein.
Schwab YieldPlus Fund® and Schwab GNMA Fundtm may not:
1)	Invest more than 15% of its net assets in illiquid securities.

2)	Purchase securities of other investment companies, except as permitted by the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

3)	Sell securities short unless it owns the security or the right to obtain the security or equivalent securities, or unless it covers such short sale as required by current SEC rules and interpretations (transactions in futures contracts, options and other derivative instruments are not considered selling securities short).

4)	Purchase securities on margin, except such short-term credits as may be necessary for the clearance of purchases and sales of securities and provided that margin deposits in connection with futures contracts, options on futures or other derivative instruments shall not constitute purchasing securities on margin.

5)	Borrow money except that the fund may (i) borrow money from banks or through an interfund lending facility, if any, only for temporary or emergency purposes (and not for leveraging) and (ii) engage in reverse repurchase agreements with any party; provided that (i) and (ii) in combination do not exceed 33 1/3% of its total assets (any borrowings that come to exceed this amount will be reduced to the extent necessary to comply with the limitation within three business days).

6)	Purchase securities (other than securities issued or guaranteed by the U.S. government, its agencies or instrumentalities) if, as a result of such purchase, 25% or more of the value of its total assets would be invested in any industry or group of industries.

7)	Lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties (this restriction does not apply to purchases of debt securities or repurchase agreements).

8)	Purchase or sell commodities, commodity contracts or real estate, including interests in real estate limited partnerships, provided that the fund may (i) purchase securities of companies that deal in real estate or interests therein (including REITs), (ii) purchase or sell futures contracts, options contracts, equity index participations and index participation contracts, and (iii) purchase securities of companies that deal in precious metals or interests therein.
Subsequent Changes In Net Assets
Policies and investment limitations that state a maximum percentage of assets that may be invested in a security or other asset, or that set forth a quality standard shall be measured immediately after and as a result of the fund’s acquisition of such security or asset, unless otherwise noted. Except with respect to limitations on borrowing and futures and option contracts, any subsequent change in net assets or other circumstances does not require a fund to sell an investment if it could not then make the same investment. With respect to the limitation on illiquid securities, in the event that a subsequent change in net assets or other circumstances causes a fund to exceed its limitation, the fund will take steps to bring the aggregate amount of illiquid instruments back within the limitations as soon as reasonably practicable.
MANAGEMENT OF THE FUNDS
The funds are overseen by a Board of Trustees. The trustees are responsible for protecting shareholder interests. The trustees regularly meet to review the investment activities, contractual arrangements and the investment performance of the funds. The Board of Trustees met 6 times during the most recent fiscal year.
Certain trustees are “interested persons.” A trustee is considered an interested person of the Trust under the 1940 Act if he or she is an officer, director or an employee of Charles Schwab Investment Management, Inc. (“CSIM” or “investment adviser”) or Charles Schwab & Co., Inc. (“Schwab”). A trustee also may be considered an interested person of the Trust under the 1940 Act if he or she owns stock of The Charles Schwab Corporation, a publicly traded company and the parent company of the funds’ investment adviser and distributor.
Each of the officers and/or trustees also serves in the same capacity as described for the Trust, for The Charles Schwab Family of Funds, Schwab Capital Trust and Schwab Annuity Portfolios. The Trust, The Charles Schwab Family of Funds, Schwab Capital Trust, Schwab Annuity Portfolios and Schwab Strategic Trust are collectively referred to herein as the “Family of Investment Companies”, which as of November 15, 2010, included 77 funds.
The tables below provide information about the trustees and officers for the Trust, which includes funds in this SAI. The “Fund Complex” includes The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust, Laudus Trust and Laudus Institutional Trust. As of November 15, 2010, the Fund Complex included 84 funds. The address of each individual listed below is 211 Main Street, San Francisco, California 94105.

NAME, YEAR OF
BIRTH, AND
POSITION(S) WITH
THE TRUST;		NUMBER OF
(TERM OF OFFICE AND	PRINCIPAL	PORTFOLIOS IN FUND	OTHER DIRECTORSHIPS
LENGTH OF TIME	OCCUPATIONS DURING	COMPLEX OVERSEEN BY	DURING THE PAST
SERVED1)	THE PAST FIVE YEARS	THE TRUSTEE	FIVE YEARS
Independent Trustees

Mariann Byerwalter 1960 Trustee (Trustee of Schwab Investments since 2000)	Chairman of JDN Corporate Advisory LLC.	73	Director, Redwood Trust, Inc. (1998 — present) Director, PMI Group Inc. (2001 — 2009)

John F. Cogan 1947 Trustee (Trustee of Schwab Investments since 2008)	Senior Fellow: The Hoover Institution at Stanford University (Oct. 1979 — present); Senior Fellow Stanford Institute for Economic Policy Research; Professor of Public Policy, Stanford University (Sept. 1994 — present).	73	Director, Gilead Sciences, Inc. (2005 — present) Director, Monaco Coach Corporation (2005 — 2009)

William A. Hasler 1941 Trustee (Trustee of Schwab Investments since 2000)	Dean Emeritus, Haas School of Business, University of California, Berkeley (July 1998 — present).	73	Director, Ditech Networks Corporation (1997 — present) Director, TOUSA (1998 — present) Director, Mission West Properties (1998 — present)

			Director, Globalstar, Inc. (2009 — present) Director, Harris-Stratex Networks (2001 — present)

			Director, Aphton Corp. (1991 — 2007)

			Director, Solectron Corporation (1998 —2007)

			Director, Genitope Corporation (2000 —2009)

NAME, YEAR OF
BIRTH, AND
POSITION(S) WITH
THE TRUST;		NUMBER OF
(TERM OF OFFICE AND	PRINCIPAL	PORTFOLIOS IN FUND	OTHER DIRECTORSHIPS
LENGTH OF TIME	OCCUPATIONS DURING	COMPLEX OVERSEEN BY	DURING THE PAST
SERVED1)	THE PAST FIVE YEARS	THE TRUSTEE	FIVE YEARS
Gerald B. Smith 1950 Trustee (Trustee of Schwab Investments since 2000)	Chairman, Chief Executive Officer and Founder of Smith Graham & Co. (investment advisors) (1990 — present).	73	Lead Independent Director, Board of Cooper Industries (2002 — present) Director and Chairman of the Audit Committee, Oneok Partners LP (2003 — present)

			Director, Oneok, Inc. (2009 — present)

Donald R. Stephens 1938 Trustee (Trustee of Schwab Investments since 1991)	Managing Partner, D.R. Stephens & Company (investments) (1973 — present).	73	None.

Joseph H. Wender 1944 Trustee (Trustee of Schwab Investments since 2008)	Senior Consultant, Goldman Sachs & Co., Inc. (Jan. 2008- present); Partner, Colgin Partners, LLC (vineyards) (February 1998 — present); Senior Director, Chairman of the Finance Committee, GSC Group (July 2005 — Dec. 2007); General Partner, Goldman Sachs & Co., Inc. (Oct. 1982 — June 2005).	73	Board Member and Chairman of the Audit Committee, Isis Pharmaceuticals (1994 — present)

Michael W. Wilsey 1943 Trustee (Trustee of Schwab Investments since 1991)	Chairman and Chief Executive Officer, Wilsey Bennett, Inc. (real estate investment and management, and other investments).	73	None.

NAME, YEAR OF
BIRTH, AND
POSITION(S) WITH
THE TRUST;		NUMBER OF
(TERM OF OFFICE AND	PRINCIPAL	PORTFOLIOS IN FUND	OTHER DIRECTORSHIPS
LENGTH OF TIME	OCCUPATIONS DURING	COMPLEX OVERSEEN BY	DURING THE PAST
SERVED1)	THE PAST FIVE YEARS	THE TRUSTEE	FIVE YEARS
Interested Trustees

Charles R. Schwab[2] 1937 Chairman and Trustee (Chairman and Trustee of Schwab Investments since 1991)	Chairman and Director, The Charles Schwab Corporation, Charles Schwab & Co., Inc., Charles Schwab Investment Management, Inc., Charles Schwab Bank, N. A.; Chairman and Chief Executive Officer, Schwab (SIS) Holdings Inc. I, Schwab International Holdings, Inc.; Chief Executive Officer, Schwab Holdings, Inc.; Through June 2007, Director, U.S. Trust Company, N. A., U.S. Trust Corporation, United States Trust Company of New York. Until October 2008, Chief Executive Officer, The Charles Schwab Corporation, Charles Schwab & Co., Inc.	73	None.

Walter W. Bettinger II2 1960 Trustee (Trustee of Schwab Investments since 2008)	As of October 2008, President and Chief Executive Officer, Charles Schwab & Co., Inc. and The Charles Schwab Corporation. Since October 2008, Director, The Charles Schwab Corporation. Since May 2008, Director, Charles Schwab & Co., Inc. and Schwab Holdings, Inc. Since 2006, Director, Charles Schwab Bank. From 2004 through 2007, Executive Vice President and President, Schwab Investor Services. From 2004 through 2005, Executive Vice President and Chief Operating Officer, Individual Investor Enterprise, and from 2002 through 2004, Executive Vice President, Corporate Services.	84	None.

	Until October 2008, President and Chief Operating Officer, Charles Schwab & Co., Inc. and The Charles Schwab Corporation.

NAME, YEAR OF BIRTH, AND
POSITION(S) WITH THE TRUST;	PRINCIPAL OCCUPATIONS
(TERM OF OFFICE AND LENGTH OF TIME	DURING THE PAST FIVE
SERVED3)	YEARS
OFFICERS
Marie Chandoha 1961 (President and Chief Executive Officer of Schwab Investments since 2010)	Executive Vice President, Charles Schwab & Co., Inc. (Sept. 2010 — present); Director, President and Chief Executive Officer (Dec. 2010 — present), Chief Investment Officer (Sept. 2010 — present), Charles Schwab Investment Management, Inc.; President and Chief Executive officer, Laudus Trust and Laudus Institutional Trust (Dec. 2010-present) and Schwab Strategic Trust (Nov. 2010-present); Global Head of Fixed Income Business Division, BlackRock, Inc. (formerly Barclays Global Investors) (March 2007 — August 2010); Co-Head and Senior Portfolio Manager, Wells Capital Management (June 1999 — March 2007).

George Pereira 1964 (Treasurer and Principal Financial Officer of Schwab Investments since 2004)	Senior Vice President and Chief Financial Officer, Charles Schwab Investment Management, Inc. (November 2004 — present); Treasurer and Chief Financial Officer, Laudus Trust and Laudus Institutional Trust (June 2006 — present) and Schwab Strategic Trust (Oct. 2009 — present); Director, Charles Schwab Worldwide Fund, PLC and Charles Schwab Asset Management (Ireland) Limited (April 2005 — present); Treasurer, Chief Financial Officer and Chief Accounting Officer, Excelsior Funds Inc., Excelsior Tax-Exempt Funds, Inc., and Excelsior Funds Trust (June 2006- June 2007).

Koji E. Felton 1961 (Secretary and Chief Legal Officer of Schwab Investments since 1998)	Senior Vice President, Chief Counsel and Corporate Secretary, Charles Schwab Investment Management, Inc. (July 2000 — present); Senior Vice President and Deputy General Counsel, Charles Schwab & Co., Inc. (June 1998 — present); Vice President and Assistant Clerk, Laudus Trust and Laudus Institutional Trust (Jan. 2010 — present); Secretary and Chief Legal Officer, Schwab Strategic Trust (Oct. 2009-present); Chief Legal Officer and Secretary, Excelsior Funds Inc., Excelsior Tax-Exempt Funds, Inc., and Excelsior Funds Trust (June 2006-June 2007).

Catherine MacGregor 1964 (Vice President of Schwab Investments since 2005)	Vice President, Charles Schwab & Co., Inc., Charles Schwab Investment Management, Inc. (July 2005-present); Vice President (Dec. 2005-present), Chief Legal Officer and Clerk (March 2007-present) of Laudus Trust and Laudus Institutional Trust. Since 2009; Vice President of Schwab Strategic Trust (Oct. 2009-present).

Michael Haydel 1972 Vice President of Schwab Investments since 2006	Vice President, Asset Management Client Services, Charles Schwab & Co., Inc. (2004-present); Vice President (Sept. 2005-present), Anti-Money Laundering Officer (Oct. 2005-Feb. 2009), Laudus Trust, Laudus Institutional Trust; Vice President, Schwab Strategic Trust (Oct. 2009-present).

[1]	Trustees remain in office until they resign, retire or are removed by shareholder vote. The Schwab Funds® retirement policy requires that independent trustees elected after January 1, 2000 retire at age 72 or after twenty years as a trustee, whichever comes first. In addition, the Schwab Funds retirement policy also requires any independent trustee of the Schwab Funds who also serves as an independent trustee of the Laudus Funds to retire from the Boards of the Schwab Funds upon their required retirement date from either the Boards of Trustees of the Schwab Funds or the Laudus Funds, whichever comes first. Independent trustees elected prior to January 1, 2000 will retire on the following schedule: Messrs. Stephens and Wilsey will retire on December 31, 2010.

[2]	Mr. Schwab and Mr. Bettinger are Interested Trustees because they are employees of Schwab and/or the adviser. In addition to their employment with the investment adviser and the distributor, Messrs. Schwab and Bettinger also own stock of The Charles Schwab Corporation.

[3]	The President, Treasurer and Secretary hold office until their respective successors are chosen and qualified or until he or she sooner dies, resigns, is removed or becomes disqualified. Each of the other officers serves at the pleasure of the Board.
Board Leadership Structure
The Chairman of the Board of Trustees, Charles R. Schwab, is Chairman of the Board of Directors of The Charles Schwab Corporation and an interested person of the Trust as that term is defined in the Investment Company Act of 1940. The Trust does not have a single lead independent trustee. The Board is comprised of a super-majority (77 percent) of trustees who are not interested persons of the Trust (i.e., “independent trustees”). There are four primary committees of the Board: the Audit and Compliance Committee; the Governance Committee; the Investment Oversight Committee; and the Marketing, Distribution and Shareholder Services Committee. Each of the Committees is chaired by an independent trustee, and each Committee is comprised solely of independent trustees. The Committee chairs preside at Committee meetings, participate in formulating agendas for those meetings, and coordinate with management to serve as a liaison between the independent trustees and management on matters within the scope of the responsibilities of each Committee as set forth in its Board-approved charter. The Board has determined that this leadership structure is appropriate given the specific characteristics and circumstances of the Trust. The Board made this determination in consideration of, among other things, the fact that the independent trustees of the Trust constitute a super-majority of the Board, the fact that Committee chairs are independent trustees, the number of funds (and classes) overseen by the Board, and the total number of trustees on the Board.
Board Oversight of Risk Management
Like most mutual funds, fund management and its other service providers have responsibility for day-to-day risk management for the funds. The Board, as part of its risk oversight of the Trust consists of monitoring risks identified during regular and special reports to the Committees of the Board, as well as regular and special reports to the full Board. In addition to monitoring such risks, the Committees and the Board oversee efforts of fund management and service providers to manage risks to which the funds of the Trust may be exposed. For example, the Investment Oversight Committee meets with portfolio managers and receives regular reports regarding investment risk and credit risk of a fund’s portfolio. The Audit and Compliance Committee meets with the funds’ Chief Compliance Officer and Chief Financial Officer and receives regular reports regarding compliance risks, operational risks and risks related to the valuation and liquidity of portfolio securities. The Marketing, Distribution and Shareholder Services Committee receives regular reports regarding risks related to distribution of the Trust’s shares. From its review of these reports and discussions with management, each Committee learns receives information about the material risks of the funds of the Trust and about how management and service providers mitigate those risks, enabling the independent Committee chairs and other independent members of the Committees to discuss these risks with the full Board.
The Board recognizes that not all risks that may affect the funds can be identified nor can processes and controls be developed to eliminate or mitigate the occurrence or effects of certain risks; some risks are simply beyond the reasonable control of the funds, their management, and service providers. Although the risk oversight functions of the Board, and the risk management policies of fund management and fund service providers, are designed to be effective, there is no guarantee that they will eliminate or mitigate all risks. In addition, it may be necessary to bear certain risks (such as investment-related risks) to achieve each fund’s investment objective. As a result of the foregoing and other factors, the funds’ ability to manage risk is subject to significant limitations.
Individual Trustee Qualifications
The Board has concluded that each of the trustees should initially and continue to serve on the Board because of (i) his or her ability to review and understand information about the Trust provided to them by management, to identify and request other information they may deem relevant to the performance of their duties, to question management regarding material factors bearing on the management of the Trust, and to exercise their business judgment in a manner that serves the best interests of the Trust’s shareholders and (ii) the trustee’s experience, qualifications, attributes or skills as described below.
The Board has concluded that Mr. Bettinger should serve as trustee of the Trust because of the experience he gained as president and chief executive officer of The Charles Schwab Corporation, his knowledge of and experience in the financial services industry, and the experience he has gained serving as trustee of the Schwab Funds since 2008.
The Board has concluded that Ms. Byerwalter should serve as trustee of the Trust because of the experience she gained as chairman of her own corporate advisory and consulting firm and as former chief financial officer of a university and a bank, the experience she has gained serving as trustee of the Schwab Funds since 2000 and the Laudus Funds since 2004, and her service on other public company and mutual insurance company boards.
The Board has concluded that Mr. Cogan should serve as trustee of the Trust because of the experience he has gained serving as a senior fellow and professor of public policy at a university and his former service in government, the experience he has gained serving as trustee of the Schwab Funds since 2008, and his service on other public company boards.
The Board has concluded that Mr. Hasler should serve as trustee of the Trust because of the experience he gained serving as former vice chair of the consulting practice of an accounting firm and as former co-chief executive officer of a public company, his service as former dean of a business school, the experience he has gained serving as trustee of the Schwab Funds since 2000 and the Laudus Funds since 2004, his service on other public company boards, and his experience serving as Chair of the Trust’s Audit and Compliance Committee.
The Board has concluded that Mr. Schwab should serve as trustee of the Trust because of the experience he has gained as founder and chairman of the board of Schwab, and subsequently its parent corporation, The Charles Schwab Corporation, his experience in and knowledge of the financial services industry, the experience he has gained serving as Chairman of the Board of Trustees of the Schwab Funds since their inception, and his former service on other public company boards.
The Board has concluded that Mr. Smith should serve as trustee of the Trust because of the experience he has gained as managing partner of his own investment advisory firm, the experience he has gained serving as trustee of the Schwab Funds since 2000, his service on other public company boards, and his experience serving as Chair of the Trust’s Investment Oversight Committee.
The Board has concluded that Mr. Stephens should serve as trustee of the Trust because of the experience he has gained as managing partner of his own investment firm and former chairman and chief executive officer of a real estate investment trust, the experience he has gained serving as trustee of the Schwab Funds since their inception, and his experience serving as Chair of the Trust’s Marketing, Distribution and Shareholder Services Committee.
The Board has concluded that Mr. Wender should serve as trustee of the Trust because of the experience he gained serving as former partner and chairman of the finance committee of an investment bank, the experience he has gained serving as trustee of the Schwab Funds since 2008, and his service on other public company boards.
The Board has concluded that Mr. Wilsey should serve as a trustee of the Trust because of the experience he has gained as chief executive officer of his own transportation and real estate investment firm, the experience he has gained serving as trustee of the Schwab Funds since their inception, and his experience serving as Chair of the Trust’s Governance Committee.
Trustee Committees
The Board of Trustees has established certain committees and adopted Committee charters with respect to those committees, each as described below:

•	The Audit and Compliance Committee reviews the integrity of the Trust’s financial reporting processes and compliance policies, procedures and processes, and the Trust’s overall system of internal controls. The Audit and Compliance Committee also reviews and evaluates the qualifications, independence and performance of the Trust’s independent auditors. This Committee is comprised of at least three Independent Trustees and currently has the following members: William A. Hasler (Chairman), Mariann Byerwalter and John F. Cogan. The charter directs that the Committee must meet four times annually, with additional meetings as the Committee deems appropriate. The Committee met 4 times during the most recent fiscal year.

•	The Governance Committee reviews and makes recommendations to the Board regarding Trust governance-related matters, including but not limited to Board compensation practices, retirement policies and term limits, Board self-evaluations, the effectiveness and allocation of assignments and functions by the Board, the composition of Committees of the Board, and the training of Trustees. The Governance Committee is also responsible for selecting and nominating candidates to serve as Trustees. The Governance Committee does not have a policy with respect to consideration of candidates for Trustee submitted by shareholders. However, if the Governance Committee determined that it would be in the best interests of the Trust to fill a vacancy on the Board of Trustees, and a shareholder submitted a candidate for consideration by the Board of Trustees to fill the vacancy, the Governance Committee would evaluate that candidate in the same manner as it evaluates nominees indentified by the Governance Committee. Nominee recommendations may be submitted to the Secretary of the Trust at the Trust’s principal business address. This Committee is comprised of at least three Independent Trustees and currently has the following members: Michael W. Wilsey (Chairman), Mariann Byerwalter, John F. Cogan, and William A. Hasler. The charter directs that the Committee meets at such times and with such frequency as is deemed necessary or appropriate by the Committee. The Committee met 4 times during the most recent fiscal year.

•	The Investment Oversight Committee reviews the investment activities of the Trust and the performance of the Funds’ investment advisers. This Committee is comprised of at least three Trustees (at least two-thirds of whom shall be Independent Trustees) and currently has the following members: Gerald B. Smith (Chairman), Donald R. Stephens, Joseph H. Wender, and

Michael W. Wilsey. The charter directs that the Committee meet at such times and with such frequency as is deemed necessary or appropriate by the Committee. The Committee met 6 times during the most recent fiscal year.

•	The Marketing, Distribution and Shareholder Servicing Committee reviews matters relating to the marketing of the Funds’ shares; oversees the quality and cost of shareholder services provided to the Trust and their shareholders pursuant to the shareholder servicing and/or administrative service plans; oversees the Trust’s distribution-related arrangements, including the distribution-related services provided to the Trust and its shareholders; and reviews new products and changes to existing products. This Committee is comprised of at least two Trustees (at least two-thirds of whom shall be Independent Trustees) and currently has the following members: Donald R. Stephens (Chairman), Gerald B. Smith, and Joseph H. Wender. The charter directs that the Committee meet at such times and with such frequency as is deemed necessary or appropriate by the Committee. The Committee met 4 times during the most recent fiscal year.

Trustee Compensation
The following table provides trustee compensation for the fiscal year ending August 31, 2010. Certain information is provided for the Fund Complex, which included 84 funds as of August 31, 2010.

	Aggregate Compensation
	From Each Fund ($)						Pension or
	Short-						Retirement
	Term	Total					Benefits
	Bond	Bond			Inflation	Premier	Accrued as
	Market	Market	YieldPlus	GNMA	Protected	Income	Part of Fund
Name of Trustee	Fund	Fund	Fund	Fund	Fund	Fund	Expenses

Interested Trustees
Charles R. Schwab	$0	$0	$0	$0	$0	$0	N/A
Walter W. Bettinger II	$0	$0	$0	$0	$0	$0	N/A
Independent Trustees
Mariann Byerwalter	$1,265	$2,205	$7,189	$1,405	$1,322	$1,362	$24,898 [1]
John F. Cogan	$1,379	$2,403	$7,295	$1,541	$1,442	$1,493	N/A
William A. Hasler	$1,265	$2,205	$7,189	$1,405	$1,322	$1,362	$24,898 [1]
Gerald B. Smith	$1,470	$2,563	$7,381	$1,639	$1,537	$1,589	N/A
Donald R. Stephens	$1,255	$2,188	$7,180	$1,393	$1,311	$1,350	N/A
Joseph H. Wender	$1,369	$2,386	$5,286	$1,529	$1,432	$1,482	N/A
Michael W. Wilsey	$1,158	$2,017	$5,086	$1,303	$1,213	$1,258	N/A

[1]	Cumulative

					Pension or
	Aggregate Compensation				Retirement
	From Each Fund ($)				Benefits	($) Total
				California Tax-	Accrued as	Compensation
	Tax-Free	California Tax-	Tax-Free	Free YieldPlus	Part of Fund	from Fund
Name of Trustee	Bond Fund	Free Bond Fund	YieldPlus Fund	Fund	Expenses	Complex

Interested Trustees
Charles R. Schwab	$0	$0	$0	$0	N/A	$0
Walter W. Bettinger II	$0	$0	$0	$0	N/A	$0
Independent Trustees
Mariann Byerwalter	$1,330	$1,447	$964	$1,029	$24,898 [1]	$267,501
John F. Cogan	$1,457	$1,580	$1,051	$1,122	N/A	$242,001
William A. Hasler	$1,330	$1,447	$964	$1,029	$24,898 [1]	$267,501
Gerald B. Smith	$1,548	$1,683	$1,121	$1,197	N/A	$275,376
Donald R. Stephens	$1,319	$1,435	$956	$1,021	N/A	$238,001
Joseph H. Wender	$1,446	$1,569	$1,044	$1,114	N/A	$238,001
Michael W. Wilsey	$1,228	$1,327	$883	$942	N/A	$220,112

[1]	Cumulative
Securities Beneficially Owned by Each Trustee
The following tables provide each Trustee’s equity ownership of the funds and ownership of all registered investment companies overseen by each Trustee in the Family of Investment Companies as of December 31, 2009. As of December 31, 2009, the Family of Investment Companies included 77 funds.

Dollar Range of Trustee Ownership
of the Fund
	Short-Term	Total Bond			Inflation	Premier
	Bond	Market	YieldPlus	GNMA	Protected	Income
Name of Trustee	Market Fund	Fund	Fund	Fund	Fund	Fund

Interested Trustees
Charles R. Schwab	Over $100,000	None	$10,001-$50,000	None	$50,001- $100,000	Over $100,000
Walter W. Bettinger II	None	None	None	None	None	None
Independent Trustees
Mariann Byerwalter	None	None	None	None	None	None
John F. Cogan	None	None	None	None	None	None
William A. Hasler	None	None	None	None	None	None
Gerald B. Smith	None	None	None	None	None	None
Donald R. Stephens	None	None	None	None	None	None
Joseph H. Wender	None	None	None	None	None	None
Michael W. Wilsey	None	None	None	None	None	None

Aggregate Dollar
	Dollar Range of Trustee Ownership of the Fund				Range of Trustee
			Tax-Free	California Tax-	Ownership In the
	Tax-Free Bond	California Tax-	YieldPlus	Free YieldPlus	Family of Investment
Name of Trustee	Fund	Free Bond Fund	Fund	Fund	Companies

Interested Trustees
Charles R. Schwab	None	Over $100,000	Over $100,000	Over $100,000	Over $100,000
Walter W. Bettinger II	None	None	None	None	Over $100,000
Independent Trustees
Mariann Byerwalter	None	None	None	None	$50,001- $100,000
John F. Cogan	None	None	None	None	Over $100,000
William A. Hasler	None	None	None	None	Over $100,000
Gerald B. Smith	None	None	None	None	Over $100,000
Donald R. Stephens	None	None	None	None	Over $100,000
Joseph H. Wender	None	None	None	None	None
Michael W. Wilsey	None	None	None	None	Over $100,000
Deferred Compensation Plan
Independent Trustees may enter into a fee deferral plan. Under this plan, deferred fees will be credited to an account established by the Trust as of the date that such fees would have been paid to the trustee. The value of this account will equal the value that the account would have if the fees credited to the account had been invested in the shares of Schwab Funds® selected by the trustee. Currently, none of the Independent Trustees has elected to participate in this plan.
Code of Ethics
The funds, their investment adviser and Schwab have adopted a Code of Ethics as required under the 1940 Act. Subject to certain conditions or restrictions, the Code of Ethics permits the trustees, directors, officers or advisory representatives of the funds or the investment adviser or the directors or officers of Schwab to buy or sell directly or indirectly securities for their own accounts. This includes securities that may be purchased or held by the funds. Securities transactions by some of these individuals may be subject to prior approval of the investment adviser’s Chief Compliance Officer or alternate. Most securities transactions are subject to quarterly reporting and review requirements.
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES
As of November 26, 2010, Charles R. Schwab owned more than 1% but less than 5% (Schwab Premier Income Fund: 1.8% and Schwab Tax-Free Yield Plus Fund: 2.5%) of the outstanding voting securities of the Schwab Tax-Free YieldPlus Fund. Except as set forth in the previous sentence, each of the trustees and executive officers of the funds, and collectively as a group, own less than 1% of the outstanding voting securities of each of the funds.

To the knowledge of the Trust, persons with record and/or beneficial ownership, including Charles R. Schwab, of more than 5% of the outstanding voting securities of each fund as of November 11, 2010 are as follows:

Fund	Owner	Address	Percent of Shares
Schwab Premier	Schwab Monthly	211 Main Street	5%
Income Fund	Income Fund —	San Francisco, CA 94105
	Maximum

Schwab Premier	Schwab Monthly	211 Main Street	5%
Income Fund	Income Fund —	San Francisco, CA 94105
	Enhanced

Schwab Total Bond	Schwab MarketTrack	211 Main Street	17%
Market Fund	Balanced PO	San Francisco, CA 94104

Schwab Total Bond	Schwab MarketTrack	211 Main Street	11%
Market Fund	Conservative	San Francisco, CA 94104

Schwab Total Bond	Schwab MarketTrack	211 Main Street	10%
Market Fund	Growth Port	San Francisco, CA 94105

Schwab Total Bond	Schwab Target 2020	211 Main Street	5%
Market Fund		San Francisco, CA

Schwab California	Jon Eric Kannegaard	Sunnyvale, CA	8%
Tax-Free YieldPlus	& Patricia Teresa
Fund	Sandoval Comm/Prop

Schwab California	John Charles Martin	Hillsborough, CA	6%
Tax-Free YieldPlus	& Rosemary C
Fund	Martin JT TEN
INVESTMENT ADVISORY AND OTHER SERVICES
Investment Adviser
CSIM, a wholly owned subsidiary of The Charles Schwab Corporation, 211 Main Street, San Francisco CA 94105, serves as each fund’s investment adviser and administrator pursuant to an Investment Advisory and Administration Agreement (Advisory Agreement) between it and the Trust. Schwab, 211 Main Street, San Francisco CA 94105, is an affiliate of the investment adviser and is the Trust’s distributor and shareholder services paying agent. Charles R. Schwab is the founder, Chairman and Director of The Charles Schwab Corporation. As a result of his ownership of and interests in The Charles Schwab Corporation, Mr. Schwab may be deemed to be a controlling person of the investment adviser and Schwab.
Advisory Agreement
After an initial two year period, the continuation of a fund’s Advisory Agreement must be specifically approved at least annually (1) by the vote of the trustees or by a vote of the shareholders of the fund, and (2) by the vote of a majority of the trustees who are not parties to the Advisory Agreement or “interested persons” of any party (the Independent Trustees), cast in person at a meeting called for the purpose of voting on such approval.

Each year, the Board of Trustees calls and holds a meeting to decide whether to renew the Advisory Agreement between the Trust and CSIM with respect to existing funds in the Trust. In preparation for the meeting, the Board requests and reviews a wide variety of materials provided by the funds’ investment adviser, as well as extensive data provided by third parties, and the Independent Trustees receive advice from counsel to the Independent Trustees.
For its advisory and administrative services to each fund, the investment adviser is entitled to receive an annual fee payable monthly based on each fund’s average daily net assets as described below.
Schwab Short-Term Bond Market Fund™
Schwab Total Bond Market Fund™
First $500 million — 0.30%
More than $500 million — 0.22%
For the fiscal years ended August 31, 2008, 2009 and 2010, the Schwab Short-Term Bond Market Fund paid net investment advisory fees of $1,309,000 (gross fees were reduced by $180,000), $645,000 (gross fees were reduced by $204,000) and $597,995 (gross fees were reduced by $157,537), respectively.
For the fiscal years ended August 31, 2008, 2009 and 2010, the Schwab Total Bond Market Fund paid net investment advisory fees of $3,743,000 (gross fees were reduced by $0), $1,847,000 (gross fees were reduced by $773,000) and $2,219,008 (gross fees were reduced by $231,703), respectively.
Schwab and the investment adviser have agreed to limit the “net operating expenses” (excluding interest, taxes and certain non-routine expenses) of the Schwab Short-Term Bond Market Fund and the Schwab Total Bond Market Fund™ to 0.55% for so long as the investment adviser serves as adviser to such funds. These net operating expense agreements may only be amended or terminated with the approval of these funds’ Board of Trustees. With respect to the Schwab Total Bond Market Fund, Schwab and the investment adviser have agreed to advance the fund certain litigation expenses to the extent necessary to maintain this expense limitation (excluding amounts paid in connection with judgments and settlements) in connection with certain legal matters. These advances are subject to repayment by the Schwab Total Bond Market Fund to Schwab and the investment adviser to the extent the litigation expenses are subsequently paid or reimbursed to the fund by its insurance carriers.
Schwab YieldPlus Fund®
Effective July 1, 2009:
First $500 million — 0.30%
More than $500 million — 0.22%
For the fiscal years ended August 31, 2008, 2009 and 2010, the fund paid net investment advisory fees of $13,293,000 (gross fees were reduced by $787,000), $0 (gross fees were reduced by $1,383,000) and $0 (gross fees were reduced by $561,413 to $0, and management also reduced additional $3,588,772 of other expenses of the Fund), respectively.
Schwab and the investment adviser have agreed to limit the fund’s “net operating expenses” (excluding interest, taxes and certain non-routine expenses) to 0.43% for so long as the investment adviser serves as the adviser to the fund. This agreement may only be amended or terminated with the approval of the fund’s Board of Trustees. Schwab and the investment adviser have agreed to advance the fund certain litigation expenses to the extent necessary to maintain this expense limitation (excluding amounts paid in connection with judgments and settlements) in connection with certain legal matters. These advances are subject to repayment by the fund to Schwab and the investment adviser to the extent the litigation expenses are subsequently paid or reimbursed to the fund by its insurance carriers.

Schwab GNMA Fundtm
Effective July 1, 2009:
First $500 million — 0.30%
More than $500 million — 0.22%
For the fiscal years ended August 31, 2008, 2009 and 2010, the fund paid net investment advisory fees of $143,000 (gross fees were reduced by $137,000), $521,000 (gross fees were reduced by $180,000) and $956,638 (gross fees were reduced by $298,845), respectively.
Schwab and the investment adviser have agreed to limit the fund’s “net operating expenses” (excluding interest, taxes and certain non-routine expenses) to 0.55% for so long as the investment adviser serves as the adviser to the fund. This agreement may only be amended or terminated with the approval of the fund’s Board of Trustees.
Schwab Inflation Protected Fundtm
Effective July 1, 2009:
First $500 million — 0.30%
More than $500 million — 0.22%
For the period August 31, 2008, 2009 and 2010, the fund paid net investment advisory fees of $786,000 (gross fees were reduced by $223,000), $794,000 (gross fees were reduced by $246,000) and $494,950 (gross fees were reduced by $301,445), respectively.
Schwab and the investment adviser have agreed to limit the fund’s “net operating expenses” (excluding interest, taxes and certain non-routine expenses) to 0.50% for so long as the investment adviser serves as the adviser to the fund. This agreement may only be amended or terminated with the approval of the fund’s Board of Trustees.
Schwab Tax-Free Bond™ and Schwab California Tax-Free Bond Funds
First $500 million — 0.30%
More than $500 million — 0.22%
For the fiscal years ended August 31, 2008, 2009 and 2010, the Schwab Tax-Free Bond Fund™ paid net investment advisory fees of $97,000 (gross fees were reduced by $201,000), $202,000 (gross fees were reduced by $251,000) $573,182 (gross fees were reduced by $450,069), respectively.
For the fiscal years ended August 31, 2008, 2009 and 2010, the Schwab California Tax-Free Bond Fund™ paid net investment advisory fees of $468,000 (gross fees were reduced by $300,000), $599,000 (gross fees were reduced by $345,000) and $819,388 (gross fees were reduced by $387,515), respectively.
Schwab and the investment adviser have agreed to limit the “net operating expenses” (excluding interest, taxes and certain non-routine expenses) of the Schwab Tax-Free Bond Fund and Schwab California Tax-Free Bond Fund to a 0.49% for so long as the investment adviser serves as the adviser to the funds. These agreements may only be amended or terminated with the approval of these funds’ Board of Trustees.
Schwab Tax-Free YieldPlus™ and Schwab California Tax-Free YieldPlus Funds
Effective July 1, 2009:
First $500 million — 0.30%
More than $500 million — 0.22%

For the fiscal years ended August 31, 2008, 2009 and 2010, the Schwab Tax-Free YieldPlus Fund™ paid net investment advisory fees of $1,369,000 (gross fees were reduced by $24,000), $217,000 (gross fees were reduced by $98,000) and $0 (gross fees were reduced by $105,028 to $0, and management also reduced additional $37,041 of other expenses of the fund), respectively.
For the period fiscal years ended August 31, 2008, 2009 and 2010, the Schwab California Tax-Free YieldPlus Fund™ paid net investment advisory fees of $1,882,000 (gross fees were reduced by $0), $318,000 (gross fees were reduced by $76,000) and $94,961 (gross fees were reduced by $143,693), respectively.
Schwab and the investment adviser have agreed to limit the “net operating expenses” (excluding interest, taxes and certain non-routine expenses) of the Schwab Tax-Free YieldPlus Fund and Schwab California Tax-Free YieldPlus Fund to 0.49% for so long as the investment adviser serves as the adviser to the funds. These agreements may only be amended or terminated with the approval of these funds’ Board of Trustees.
Schwab® Premier Income Fund
Effective July 1, 2009:
First $500 million — 0.30%
More than $500 million — 0.22%
For the fiscal year ended August 31, 2008, 2009 and 2010 the Schwab Premier Income Fund paid net investment advisory fees of $767,000 (gross fees were reduced by $397,000), $975,000 (gross fees were reduced by $197,000) and $1,107,601 (gross fees were reduced by $0), respectively.
Schwab and the investment adviser have agreed to limit the fund’s “net operating expenses” (excluding interest, taxes and certain non-routine expenses) to 0.63% for so long as the investment adviser serves as the adviser to the fund. This agreement may only be amended or terminated with the approval of the fund’s Board of Trustees.
The amount of the expense caps is determined in coordination with the Board of Trustees, and the expense cap is intended to limit the effects on shareholders of expenses incurred in the ordinary operation of a fund. The expense cap is not intended to cover all fund expenses, and a fund’s expenses may exceed the expense cap. For example, the expense cap does not cover investment-related expenses, such as brokerage commissions, interest, taxes and the fees and expenses of pooled investment vehicles, such as exchange traded funds, REITs and other investment companies, that are held by a fund nor does it cover extraordinary or non-routine expenses, such as shareholder meeting costs.
Distributor
Pursuant to an Amended and Restated Distribution Agreement between Schwab and the Trust, Schwab is the principal underwriter for shares of the funds and is the Trust’s agent for the purpose of the continuous offering of the funds’ shares. The funds pay for prospectuses and shareholder reports to be prepared and delivered to existing shareholders. Schwab pays such costs when the described materials are used in connection with the offering of shares to prospective investors and for supplemental sales literature and advertising. Schwab receives no fee under the Distribution Agreement.
Shareholder Servicing Plan
The Trust’s Board of Trustees has adopted a Shareholder Servicing Plan (the “Plan”) on behalf of the funds of the Trust. The Plan enables the funds to bear expenses relating to the provision by service providers, including Schwab, of certain shareholder services to the current shareholders of the funds. The Trust has appointed Schwab to act as its shareholder servicing fee paying agent under the Plan for the purpose of making payments to the service providers (other than Schwab) under the Plan. All shareholder service fees paid by the funds to Schwab in its capacity as the funds’ paying agent will be passed through to the service providers, and Schwab will not retain any portion of such fees. Pursuant to the Plan, each of the funds is subject to an annual shareholder servicing fee, up to the amount set forth below:

Shareholder
Fund	Servicing Fee

Schwab YieldPlus Fund®	0.25%
Schwab Short-Term Bond Market Fund™	0.25%
Schwab Total Bond Market Fund™	0.25%
Schwab GNMA Fund™	0.25%
Schwab Inflation Protected Fund™	0.25%
Schwab® Premier Income Fund	0.25%
Schwab Tax-Free YieldPlus Fund™	0.25%
Schwab Tax-Free Bond Fund™	0.25%
Schwab California Tax-Free YieldPlus Fund™	0.25%
Schwab California Tax-Free Bond Fund™	0.25%
Pursuant to the Plan, the funds (or Schwab as paying agent) may pay Schwab or service providers that, pursuant to written agreements with Schwab, provide certain account maintenance, customer liaison and shareholder services to fund shareholders. Schwab and the other service providers may provide fund shareholders with the following shareholder services, among other shareholder services: (i) maintaining records for shareholders that hold shares of a fund; (ii) communicating with shareholders, including the mailing of regular statements and confirmation statements, distributing fund-related materials, mailing prospectuses and reports to shareholders, and responding to shareholder inquiries; (iii) communicating and processing shareholder purchase, redemption and exchange orders; (iv) communicating mergers, splits or other reorganization activities to fund shareholders; and (v) preparing and filing tax information, returns and reports.
The shareholder servicing fee paid to a particular service provider is made pursuant to its written agreement with Schwab (or, in the case of payments made to Schwab, pursuant to Schwab’s written agreement with the funds), and a fund will pay no more than 0.25% of the average annual daily net asset value of the fund shares owned by shareholders holding shares through such service provider. Payments under the Plan are made as described above regardless of Schwab’s or the service provider’s actual cost of providing the services. If the cost of providing the services under the Plan is less than the payments received, the unexpended portion of the fees may be retained as profit by Schwab or the service provider.
The Plan shall continue in effect for a fund for so long as its continuance is specifically approved at least annually by a vote of the majority of both (i) the Board of Trustees of the Trust and (ii) the Trustees of the Trust who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the Plan or any agreements related to it (the “Qualified Trustees”). The Plan requires that Schwab or any person authorized to direct the disposition of monies paid or payable by the funds pursuant to the Plan furnish quarterly written reports of amounts spent under the Plan and the purposes of such expenditures to the Board of Trustees of the Trust for review. All material amendments to the Plan must be approved by votes of the majority of both (i) the Board of Trustees and (ii) the Qualified Trustees.

Transfer Agent
Boston Financial Data Services, Inc., Two Heritage Drive, Quincy, Massachusetts 02171, serves as the fund’s transfer agent. As part of these services, the firm maintains records pertaining to the sale, redemption and transfer of the funds’ shares.
Custodian and Fund Accountant
Brown Brothers Harriman & Co., 40 Water Street, Boston, MA, 02109, serves as custodian for the funds. State Street Bank and Trust company, One Lincoln Street, Boston, Massachusetts 02111, serves as fund accountant for the funds.
The custodian is responsible for the daily safekeeping of securities and cash held or sold by the funds. The accountant maintains the books and records related to the funds’ transactions.
Independent Registered Public Accounting Firm
The funds’ independent registered public accounting firm, PricewaterhouseCoopers LLP, audits and reports on the annual financial statements of each series of the Trust and reviews certain regulatory reports and each fund’s federal income tax return. They also perform other professional accounting, auditing, tax and advisory services when the Trust engages them to do so. Their address is Three Embarcadero Center, San Francisco, CA 94111-4004. Each fund’s audited financial statements and the report of the independent registered public accounting firm thereon for the fiscal year ending August 31, 2010, are included in the fund’s annual report that is supplied with the SAI.
Legal Counsel
Dechert LLP serves as counsel to the Trust.
Portfolio Managers
Other Accounts. In addition to the funds, each portfolio manager (collectively referred to as the Portfolio Managers) is responsible for the day-to-day management of certain other accounts, as listed below. The accounts listed below are not subject to a performance-based advisory fee. The information below is provided as of August 31, 2010.

	Registered Investment
	Companies
	(this amount includes the funds
	in this Statement of Additional		Other Pooled Investment
	Information)		Vehicles		Other Accounts
	Number		Number
	of		of		Number of
Name	Accounts	Total Assets	Accounts	Total Assets	Accounts	Total Assets
Matthew Hastings	9	$2,639,246,486	0	—	0	—
Steven Hung	6	$2,583,711,240	0	—	0	—
Alfonso Portillo, Jr.	6	$2,583,711,240	0	—	0	—
Steven Chan	9	$2,639,246,486	0	—	0	—
Brandon Matsui	6	$2,583,711,240	0	—	0	—
Kenneth Salinger	4	$979,399,664	0	—	0	—
John Shelton	4	$979,399,664	0	—	0	—

Conflicts of Interest.
A Portfolio Manager’s management of other managed accounts may give rise to potential conflicts of interest in connection with its management of a fund’s investments, on the one hand, and the investments of the other accounts, on the other. The other accounts include other mutual funds advised by CSIM (collectively, the Other Managed Accounts). The Other Managed Accounts might have similar investment objectives as a fund, track the same index a fund tracks or otherwise hold, purchase, or sell securities that are eligible to be held, purchased, or sold by a fund. While the Portfolio Managers’ management of Other Managed Accounts may give rise to the potential conflicts of interest listed below, CSIM does not believe that the conflicts, if any, are material or, to the extent any such conflicts are material, CSIM believes it has adopted policies and procedures that are designed to manage those conflicts in an appropriate way.
Knowledge of the Timing and Size of Fund Trades. A potential conflict of interest may arise as a result of the Portfolio Managers’ day-to-day management of a fund. Because of their positions with a fund, the Portfolio Managers know the size, timing, and possible market impact of fund trades. It is theoretically possible that the Portfolio Managers could use this information to the advantage of the Other Managed Accounts they manage and to the possible detriment of a fund. However, CSIM has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time. When it is determined to be in the best interest of both accounts, the Portfolio Managers may aggregate trade orders for the Other Managed Accounts with those of the funds. All aggregated orders are subject to CSIM’s aggregation and allocation policy and procedures, which provide, among other things, that (i) a Portfolio Manager will not aggregate orders unless he or she believes such aggregation is consistent with his or her duty to seek best execution; (ii) no account will be favored over any other account; (iii) each account that participates in an aggregated order will participate at the average security price with all transaction costs shared on a pro-rata basis; and (iv) if the aggregated order cannot be executed in full, the partial execution is allocated pro-rata among the participating accounts in accordance with the size of each account’s order.
Investment Opportunities. A potential conflict of interest may arise as a result of the Portfolio Managers’ management of a fund and Other Managed Accounts which, in theory, may allow them to allocate investment opportunities in a way that favors the Other Managed Accounts over the fund, which conflict of interest may be exacerbated to the extent that CSIM or the Portfolio Managers receive, or expect to receive, greater compensation from their management of the Other Managed Accounts than a fund. Notwithstanding this theoretical conflict of interest, it is CSIM’s policy to manage each account based on its investment objectives and related restrictions and, as discussed above, CSIM has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time and in a manner consistent with each account’s investment objectives and related restrictions. For example, while the Portfolio Managers may buy for an Other Managed Account securities that differ in identity or quantity from securities bought for a fund or refrain from purchasing securities for an Other Managed Account that they are otherwise buying for a fund in an effort to outperform its specific benchmark, such an approach might not be suitable for the fund given its investment objectives and related restrictions.
Compensation. Charles Schwab & Co., the Trust’s distributor, compensates each CSIM Portfolio Manager for his or her management of the funds. Each Portfolio Manager’s compensation consists of a fixed annual (“base”) salary and a discretionary bonus. The base salary is determined considering compensation payable for a similar position across the investment management industry and an evaluation of the individual Portfolio Manager’s overall performance such as the Portfolio Manager’s contribution to the firm’s overall investment process, being good corporate citizens, and contributions to the firm’s asset growth and business relationships. The discretionary bonus is determined in accordance with the CSIM Equity and Fixed Income Portfolio Management Incentive Plan (the “Plan”), which is designed to reward consistent and superior investment performance relative to established benchmarks and/or industry peer groups. The Plan is an annual incentive plan that, at the discretion of Executive Management, provides quarterly advances against the corporate component of the Plan at a fixed rate that is standard for the employee’s level. Meanwhile, the portion of the incentive tied to fund performance is paid in its entirety following the end of the Plan year (i.e. the Plan does not provide advances against the portion of the Plan tied to fund performance) at management’s discretion based on their determination of whether funds are available under the Plan as well as factors such as the Portfolio Manager’s contribution to the firm’s overall investment process, being good corporate citizens, and contribution to the firm’s asset growth and business relationships.
The Plan consists of two independent funding components: fund investment performance and Schwab’s corporate performance. 75% of the funding is based on fund investment performance and 25% of the funding is based in Schwab’s corporate performance. Funding for the Plan is pooled into separate incentive pools (one for Fixed Income Portfolio Managers and one for Equity Portfolio Managers) and then allocated to the plan participants by CSIM senior management. This allocation takes into account fund performance as well as the Portfolio Manager’s leadership, teamwork, and contribution to CSIM goals and objectives.
Fund Investment Performance
•	Investment Performance will be determined based on each fund’s performance relative to an established industry peer group or benchmark. The peer group or benchmark will be determined by the CSIM “Peer Group Committee” comprised of officer representation from CSIM Product Development, Fund Administration and SCIR (Schwab Center for Investment Research) and approved by CSIM’s President and CSIM’s Chief Investment Officer. The peer group is reviewed on a regular basis and is subject to change in advance of each performance period (calendar year). Any changes will be communicated to affected participants as soon as is reasonably possible following the decision to change peer group or benchmark composition.

•	At the close of the year, each fund’s performance will be determined by its 1-year and/or 1 and 3-year percentile standing (based on pre-tax return before expenses) within its designated peer group using standard statistical methods approved by CSIM senior management. Relative position and the respective statistical method used to determine percentile standing will result in a single performance percentile number for each fund to allow for comparisons over time and between funds. As each participant may manage and/or support a number of funds, there will be several fund performance percentiles for each participant that may be considered in arriving at the incentive compensation annual payout.
Schwab Corporate Performance
•	Schwab’s corporate plan (the “Corporate Plan”) is an annual plan, which provides for discretionary awards aligned with company and individual performance. Funding for the Corporate Plan is determined at the conclusion of the calendar year using a payout rate that is applied to the Company’s pre-tax operating margin before variable compensation expense. The exact payout rate will vary and will be determined by Executive Management and recommended to the Compensation Committee of the Board of Directors for final approval. Funding will be capped at 200% of the Corporate Plan.
Incentive Allocation
At year-end, the full-year funding for both components of the Plan will be pooled together. This total pool will then be allocated to plan participants by CSIM senior management based on their assessment of a variety of performance factors. Factors considered in the allocation process will include, but are not limited to, fund performance relative to benchmarks, individual performance against key objectives, contribution to overall group results, team work, and collaboration between Analysts and Portfolio Managers.
The Portfolio Managers’ compensation is not based on the value of the assets held in a fund’s portfolio.
Ownership of Fund Shares. The following table shows the dollar amount range of the Portfolio Managers’ “beneficial ownership” of shares of the funds they manage as of August 31, 2010. Dollar amount ranges disclosed are established by the SEC. “Beneficial ownership” is determined in accordance with Rule 16a-1(a)(2) under the 1934 Act.

		DOLLAR RANGE
PORTFOLIO		OF
MANAGER	FUND	FUND SHARES

Matthew Hastings	Schwab Short-Term Bond Market Fund	$0
	Schwab Total Bond Market Fund	$0
	Schwab GNMA Fund	$0
	Schwab Inflation Protected Fund	$0
	Schwab Premier Income Fund	$1 - $10,000
	Schwab Yield Plus Fund	$1 - $10,000

Steven Hung	Schwab Short-Term Bond Market Fund	$0
	Schwab Total Bond Market Fund	$0
	Schwab GNMA Fund	$0
	Schwab Inflation Protected Fund	$0
	Schwab Premier Income Fund	$0
	Schwab Yield Plus Fund	$0

Alfonso Portillo, Jr.	Schwab Short-Term Bond Market Fund	$0
	Schwab Total Bond Market Fund	$0
	Schwab GNMA Fund	$0
	Schwab Inflation Protected Fund	$0
	Schwab Premier Income Fund	$0
	Schwab Yield Plus Fund	$0

Steve Chan	Schwab Short-Term Bond Market Fund	$0
	Schwab Total Bond Market Fund	$0
	Schwab GNMA Fund	$0
	Schwab Inflation Protected Fund	$0
	Schwab Premier Income Fund	$0
	Schwab Yield Plus Fund	$0

Brandon Matsui	Schwab Short-Term Bond Market Fund	$0
	Schwab Total Bond Market Fund	$0
	Schwab GNMA Fund	$0
	Schwab Inflation Protected Fund	$0
	Schwab Premier Income Fund	$0
	Schwab Yield Plus Fund	$0

Kenneth Salinger	Schwab Tax Free Bond Fund	$10,001 - $50,000

		DOLLAR RANGE
PORTFOLIO		OF
MANAGER	FUND	FUND SHARES

	Schwab California Tax-Free Bond Fund	$10,001 - $50,000
	Schwab Tax-Free Yield Plus Fund	$0
	Schwab California Tax-Free Yield Plus Fund	$0

John Shelton	Schwab Tax Free Bond Fund	$0
	Schwab California Tax-Free Bond Fund	$0
	Schwab Tax-Free Yield Plus Fund	$0
	Schwab California Tax-Free Yield Plus Fund	$0
BROKERAGE ALLOCATION AND OTHER PRACTICES
Portfolio Turnover
For reporting purposes, a fund’s turnover rate is calculated by dividing the value of purchases or sales of portfolio securities for the fiscal year, whichever is less, by the monthly average value of portfolio securities a fund owned during the fiscal year. When making the calculation, all securities whose maturities at the time of acquisition were one year or less (“short-term securities”) are excluded. Variations in turnover rate may be due to a fluctuating volume of shareholder purchase and redemption orders, market conditions, and/or changes in the investment adviser’s investment outlook.
Taxable Bond Funds
The portfolio turnover rates for the Schwab Short-Term Bond Fund™ for the fiscal years ended August 31, 2009 and 2010 were 231% and 173%, respectively.
The portfolio turnover rates for the Schwab Total Bond Market Fund™ for the fiscal years ended August 31, 2009 and 2010 were 472% and 155%, respectively.
The portfolio turnover rates for the Schwab YieldPlus Fund® for the fiscal years ended August 31, 2009 and 2010 were 81% and 104%, respectively.
The portfolio turnover rates for the Schwab GNMA Fund™ for the fiscal years ended August 31, 2009 and 2010 were 614% and 264%, respectively.
The portfolio turnover rates for the Schwab Inflation Protected Fund™ for the fiscal years ended August 31, 2009 and 2010 were 78% and 67%, respectively.
The portfolio turnover rate for the Schwab® Premier Income Fund for the fiscal years ended August 31, 2009 and 2010 were 496% and 173%, respectively.
Tax-Free Bond Funds
The portfolio turnover rates for the Schwab Tax-Free YieldPlus Fund™ for the fiscal years ending August 31, 2009 and 2010 were 70% and 65%, respectively.
The portfolio turnover rates for the Schwab California Tax-Free YieldPlus Fund™ for the fiscal years ending August 31, 2009 and 2010 were 41% and 73%, respectively.
The portfolio turnover rates for the Schwab Tax-Free Bond Fund™ for the fiscal years ended August 31, 2009 and 2010 were 211% and 122%, respectively.

The portfolio turnover rates for the Schwab California Tax-Free Bond Fund™ for the fiscal years ended August 31, 2009 and 2010 were 119% and 88%, respectively.
Portfolio Transactions
For each of the last three fiscal years, the fund paid the following brokerage commissions.

Funds	2010	2009	2008
Schwab Short-Term Bond Market Fund™	$1,166	$7,777	$36,720
Schwab Total Bond Market Fund™	$1,704	$22,238	$90,854
Schwab GNMA Fund™	$—	$1,265	$5,259
Schwab Inflation Protected Fund™	$1,405	$4,844	$16,165
Schwab® Premier Income Fund	$8,321	$9,804	$24,318
Schwab YieldPlus Fund®	$—	$368	$522,029
Schwab Tax-Free YieldPlus Fund™	$120	$478	$2,018
Schwab Tax-Free Bond Fund™	$598	$359	$628
Schwab California Tax-Free YieldPlus Fund™	$239	$150	$12,855
Schwab California Tax-Free Bond Fund™	$897	$—	$1,376
Brokerage commissions paid by a fund may vary significantly from year to year as a result of changing asset levels throughout the year, portfolio turnover, varying market conditions, and other factors. The decrease in brokerage commissions paid by Schwab Short-Term Bond Market Fund, Schwab Total Bond Market Fund, Schwab GNMA Fund, Schwab Inflation Protected Fund, Schwab YieldPlus Fund, Schwab Tax- Free YieldPlus Fund and Schwab California Tax-Free YieldPlus Fund over the last three fiscal years corresponds with fluctuations in each fund’s assets.
The investment adviser makes decisions with respect to the purchase and sale of portfolio securities on behalf of the funds. The investment adviser is responsible for implementing these decisions, including the negotiation of commissions and the allocation of principal business and portfolio brokerage. Purchases and sales of securities on a stock exchange or certain riskless principal transactions placed on NASDAQ are typically effected through brokers who charge a commission for their services. Purchases and sales of fixed income securities may be transacted with the issuer, the issuer’s underwriter or a dealer. The funds do not usually pay brokerage commissions on purchases and sales of fixed income securities, although the price of the securities generally includes compensation, in the form of a spread or a mark-up or mark-down, which is not disclosed separately. The prices the funds pay to underwriters of newly-issued securities usually include a commission paid by the issuer to the underwriter. Transactions placed through dealers who are serving as primary market makers reflect the spread between the bid and asked prices. The money market securities in which certain of the funds invest are traded primarily in the over-the-counter market on a net basis and do not normally involve either brokerage commissions or transfer taxes. It is expected that the cost of executing portfolio securities transactions of the funds will primarily consist of dealer spreads and underwriting commissions.
The investment adviser seeks to obtain the best execution in executing portfolio transactions. The investment adviser may take a number of factors into account in selecting brokers or dealers to execute these transactions. Such factors may include, without limitation, the following: execution price; brokerage commission or dealer spread; size or type of the transaction; nature or character of the markets; clearance or settlement capability; reputation; financial strength and stability of the broker or dealer; efficiency of execution and error resolution; block trading capabilities; willingness to execute related or unrelated difficult transactions in the future; order of call; or provision of additional brokerage or research services or products.

The investment adviser may cause a fund to pay a higher commission than otherwise obtainable from other brokers or dealers in return for brokerage or research services or products if the investment adviser believes that such commission is reasonable in relation to the services provided. In addition to agency transactions, the investment adviser may receive brokerage and research services or products in connection with certain riskless principal transactions, in accordance with applicable SEC and other regulatory guidelines. In both instances, these services or products may include: company financial data and economic data (e.g., unemployment, inflation rates and GDP figures), stock quotes, last sale prices and trading volumes, research reports analyzing the performance of a particular company or stock, narrowly distributed trade magazines or technical journals covering specific industries, products, or issuers, seminars or conferences registration fees which provide substantive content relating to eligible research, quantitative analytical software and software that provides analyses of securities portfolios, trading strategies and pre/post trade analytics, discussions with research analysts or meetings with corporate executives which provide a means of obtaining oral advice on securities, markets or particular issuers, short-term custody related to effecting particular transactions and clearance and settlement of those trades, lines between the broker-dealer and order management systems operated by a third party vendor, dedicated lines between the broker-dealer and the investment adviser’s order management system, dedicated lines providing direct dial-up service between the investment adviser and the trading desk at the broker-dealer, message services used to transmit orders to broker-dealers for execution, electronic communication of allocation instructions between institutions and broker-dealers, comparison services required by the SEC or another regulator (e.g., use of electronic confirmation and affirmation of institutional trades), exchange of messages among broker-dealers, custodians, and institutions related to a trade, post-trade matching of trade information, routing settlement instructions to custodian banks and broker-dealers’ clearing agents, software that provides algorithmic trading strategies, and trading software operated by a broker-dealer to route orders to market centers or direct market access systems. The investment adviser may use research services furnished by brokers or dealers in servicing all client accounts, and not all services may necessarily be used in connection with the account that paid commissions to the broker or dealer providing such services.
The investment adviser may receive a service from a broker or dealer that has both a “research” and a “non-research” use. When this occurs, the investment adviser will make a good faith allocation, under all the circumstances, between the research and non-research uses of the service. The percentage of the service that is used for research purposes may be paid for with client commissions, while the investment adviser will use its own funds to pay for the percentage of the service that is used for non-research purposes. In making this good faith allocation, the investment adviser faces a potential conflict of interest, but the investment adviser believes that the costs of such services may be appropriately allocated to their anticipated research and non-research uses.
The funds may purchase new issues of securities for clients in a fixed price offering. In these situations, the seller may be a member of the selling group that will, in addition to selling securities, provide the investment adviser with research services, in accordance with applicable rules and regulations permitting these types of arrangements.
The investment adviser may place orders with electronic communications networks or other alternative trading systems. Placing orders with electronic communications networks or other alternative trading systems may enable the funds to trade directly with other institutional holders. At times, this may allow the funds to trade larger blocks than would be possible trading through a single market maker.
The investment adviser may aggregate securities sales or purchases among two or more clients. The investment adviser will not aggregate transactions unless it believes such aggregation is consistent with its duty to seek best execution for each affected client and is consistent with the terms of the investment advisory agreement for such client. In any single transaction in which purchases and/or sales of securities of any issuer for the account of a fund are aggregated with other accounts managed by the investment adviser, the actual prices applicable to the transaction will be averaged among the accounts for which the transaction is effected, including the account of the fund.
In determining when and to what extent to use Schwab or any other affiliated broker-dealer as its broker for executing orders for the funds on securities exchanges, the investment adviser follows procedures, adopted by the Board of Trustees, that are designed to ensure that affiliated brokerage commissions (if relevant) are reasonable and fair in comparison to unaffiliated brokerage commissions for comparable transactions. The Board reviews the procedures annually and approves and reviews transactions involving affiliated brokers quarterly.
Proxy Voting
The Board of Trustees of the Trust has delegated the responsibility for voting proxies to CSIM through its Advisory Agreement. The Trustees have adopted CSIM’s Proxy Voting Policy and Procedures with respect to proxies voted on behalf of the various Schwab Funds® portfolios. A description of CSIM’s Proxy Voting Policy and Procedures is included in the Appendix.
The Trust is required to disclose annually a fund’s complete proxy voting record on Form N-PX. The fund’s proxy voting record for the most recent 12 month period ended June 30th is available by visiting the Schwab website at www.schwab.com/schwabfunds. The funds’ Form N-PX will also be available on the SEC’s website at www.sec.gov.
Regular Broker-Dealers
Each fund’s regular broker-dealers during its most recent fiscal year are: (1) the ten broker-dealers that received the greatest dollar amount of brokerage commissions from the fund; (2) the ten broker-dealers that engaged as principal in the largest dollar amount of portfolio transactions; and (3) the ten broker-dealers that sold the largest dollar amount of the fund’s shares. As of August 31, 2010, certain of the funds held securities issued by their respective regular broker-dealers, as indicated below.
Schwab Total Bond Market Fund™

Regular Broker-Dealer	$ Value of Fund’s Holdings as of August 31, 2010
Citigroup Global Markets, Inc.	4,004,575
State Street Bank and Trust Co.	3,083,925
J.P. Morgan Securities, Inc.	2,660,824
Morgan Stanley	1,419,064
Credit Suisse Securities (USA) LLC	1,069,081
Banc of America Securities LLC	1,901,597
Blackrock Inc.	586,653
Deutsche Bank Securities, Inc.	540,019

Schwab Total Bond Market Fund™

Regular Broker-Dealer	$ Value of Fund’s Holdings as of August 31, 2010
J.P. Morgan Securities, Inc.	12,888,303
Banc of America Securities LLC	11,155,323
Citigroup Global Markets, Inc.	8,846,758
Morgan Stanley	8,565,855
Goldman Sachs & Co.	5,187,103
Credit Suisse Securities (USA) LLC	3,457,010
Blackrock Inc.	1,362,722
Schwab YieldPlus Fund®

Regular Broker-Dealer	$ Value of Fund’s Holdings as of August 31, 2010
Morgan Stanley	2,061,384
Schwab Premier Income Fund

Regular Broker-Dealer	$ Value of Fund’s Holdings as of August 31, 2010
Banc of America Securities LLC	8,923,292
Credit Suisse Securities (USA) LLC	6,994,352
J.P. Morgan Securities, Inc.	5,394,329
Morgan Stanley	3,922,909
Nomura Securities International, Inc.	1,352,105
Blackrock Inc.	1,144,561
PORTFOLIO HOLDINGS DISCLOSURE
The funds’ Board of Trustees has approved policies and procedures that govern the timing and circumstances regarding the disclosure of fund portfolio holdings information to shareholders and third parties. These policies and procedures are designed to ensure that disclosure of information regarding the funds’ portfolio securities is in the best interests of fund shareholders, and include procedures to address conflicts between the interests of the funds’ shareholders, on the one hand, and those of the funds’ investment adviser, principal underwriter or any affiliated person of a fund, its investment adviser or its principal underwriter, on the other. Pursuant to such procedures, the Board has authorized the president of the funds to authorize the release of the funds’ portfolio holdings, as necessary, in conformity with the foregoing principles.
The Board exercises on-going oversight of the disclosure of fund portfolio holdings by overseeing the implementation and enforcement of the funds’ policies and procedures by the Chief Compliance Officer and by considering reports and recommendations by the Chief Compliance Officer concerning any material compliance matters. The Board will receive periodic updates, at least annually, regarding entities which were authorized to be provided “early disclosure” (as defined below) of the funds’ portfolio holdings information.
A complete list of the funds’ portfolio holdings is published on the Schwab Funds® website at www.schwabfunds.com/SchwabFunds, under “Prospectuses & Reports”, typically 60-80 days after the end of a fund’s fiscal quarter. The portfolio holdings information available on the Schwab.com website is the same that is filed with the Securities and Exchange Commission on Form N-Q or Form N-CSR. In addition, a fund’s top ten holdings list is posted on the Schwab Funds website monthly, typically with a

10-day lag. In addition to the top ten holdings information, a fund also provides on the website monthly information regarding certain attributes of its investment holdings such as its sector weightings, composition, credit quality and duration and maturity, as applicable. The information on the website is publicly available to all categories of persons.
The funds may disclose portfolio holdings information to certain persons and entities prior to and more frequently than the public disclosure of such information (“early disclosure”). The president may authorize early disclosure of portfolio holdings information to such parties at differing times and/or with different lag times provided that (a) the president of the funds determines that the disclosure is in the best interests of the funds and that there are no conflicts of interest between the funds’ shareholders and funds’ adviser and distributor; and (b) the recipient is, either by contractual agreement or otherwise by law, required to maintain the confidentiality of the information.
In addition, the funds’ service providers including, without limitation, the investment adviser, the distributor, the custodian, fund accountant, transfer agent, auditor, proxy voting service provider, pricing information vendors, publisher, printer and mailing agent may receive early disclosure of portfolio holdings information as frequently as daily in connection with the services they perform for the funds. Service providers will be subject to a duty of confidentiality with respect to any portfolio holdings information they receive whether imposed by the provisions of the service provider’s contract with the Trust or by the nature of its relationship with the Trust.
The funds’ policies and procedures prohibit the funds, the funds’ investment adviser or any related party from receiving any compensation or other consideration in connection with the disclosure of portfolio holdings information.
The funds may disclose non-material information including commentary and aggregate information about the characteristics of a fund in connection with or relating to a fund or its portfolio securities to any person if such disclosure is for a legitimate business purpose, such disclosure does not effectively result in the disclosure of the complete portfolio securities of any fund (which can only be disclosed in accordance with the above requirements), and such information does not constitute material non-public information. Such disclosure does not fall within the portfolio securities disclosure requirements outlined above.
Whether the information constitutes material non-public information will be made on a good faith determination, which involves an assessment of the particular facts and circumstances. In most cases commentary or analysis would be immaterial and would not convey any advantage to a recipient in making a decision concerning a fund. Commentary and analysis include, but are not limited to, the allocation of a fund’s portfolio securities and other investments among various asset classes, sectors, industries and countries, the characteristics of the stock components and other investments of a fund, the attribution of fund returns by asset class, sector, industry and country, and the volatility characteristics of a fund.
DESCRIPTION OF THE TRUST
Each fund is a series of Schwab Investments, an open-end, management investment company organized under Massachusetts law on October 26, 1990.
The following funds are diversified: Schwab Short-Term Bond Market Fund, Schwab Total Bond Market Fund, Schwab GNMA Fund, Schwab Inflation Protected Fund and Schwab YieldPlus Fund. The following funds are non-diversified: Schwab Tax-Free Bond Fund, Schwab Tax-Free YieldPlus Fund, Schwab California Tax-Free Bond Fund, Schwab California Tax-Free YieldPlus Fund and Schwab Premier Income Fund.

Each fund may hold special shareholder meetings, which may cause the funds to incur non-routine expenses. These meetings may be called for purposes such as electing trustees, changing fundamental policies and amending management contracts. Shareholders are entitled to one vote for each share owned and may vote by proxy or in person. Proxy materials will be mailed to shareholders prior to any meetings, and will include a voting card and information explaining the matters to be voted upon.
The bylaws of the Trust provides that a majority of shares entitled to vote shall be a quorum for the transaction of business at a shareholders’ meeting, except that where any provision of law, or of the Declaration of Trust or of the bylaws permits or requires that (1) holders of any series shall vote as a series, then a majority of the aggregate number of shares of that series entitled to vote shall be necessary to constitute a quorum for the transaction of business by that series, or (2) holders of any class shall vote as a class, then a majority of the aggregate number of shares of that class entitled to vote shall be necessary to constitute a quorum for the transaction of business by that class. Any lesser number shall be sufficient for adjournments. Any adjourned session or sessions may be held, within a reasonable time after the date set for the original meeting, without the necessity of further notice. The Declaration of Trust specifically authorizes the Board of Trustees to terminate the Trust (or any of its investment portfolios) by notice to the shareholders without shareholder approval.
Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for the trust’s obligations. The Declaration of Trust, however, disclaims shareholder liability for the trust’s acts or obligations and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the trust or the trustees. In addition, the Declaration of Trust provides for indemnification out of the property of an investment portfolio in which a shareholder owns or owned shares for all losses and expenses of such shareholder or former shareholder if he or she is held personally liable for the obligations of the trust solely by reason of being or having been a shareholder. Moreover, the trust will be covered by insurance which the trustees consider adequate to cover foreseeable tort claims. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered remote, because it is limited to circumstances in which a disclaimer is inoperative and the trust itself is unable to meet its obligations. There is a remote possibility that a fund could become liable for a misstatement in the prospectus or SAI about another fund.
As more fully described in the Declaration of Trust, the trustees may each year, or more frequently, distribute to the shareholders of each series accrued income less accrued expenses and any net realized capital gains less accrued expenses. Distributions of each year’s income of each series shall be distributed pro rata to shareholders in proportion to the number of shares of each series held by each of them. Distributions will be paid in cash or shares or a combination thereof as determined by the trustees. Distributions paid in shares will be paid at the net asset value as determined in accordance with the bylaws.
PURCHASE, REDEMPTION, DELIVERY OF SHAREHOLDER
DOCUMENTS AND PRICING OF SHARES
Purchasing and Redeeming Shares of the Funds
Methods to purchase and redeem shares of the funds are set forth in the funds’ prospectuses.
The funds are open each day that the New York Stock Exchange (NYSE) is open (business days). The NYSE’s trading session is normally conducted from 9:30 a.m. Eastern time until 4:00 p.m. Eastern time, Monday through Friday, although some days, such as in advance of and following holidays, the NYSE’s trading session closes early. The following holiday closings are currently scheduled for 2010-2011:

Martin Luther King Jr.’s Birthday, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Orders that are received in good order by the funds’ transfer agent prior to the close of the NYSE’s trading session will be executed that day at the funds’ share price calculated that day. On any day that the NYSE closes early the funds reserve the right to advance the time by which purchase, redemption and exchanges orders must be received by the funds’ transfer agent that day in order to be executed that day at that day’s share price.
As long as the funds or Schwab follow reasonable procedures to confirm that an investor’s telephone or Internet order is genuine, they will not be liable for any losses the investor may experience due to unauthorized or fraudulent instructions. These procedures may include requiring a form of personal identification or other confirmation before acting upon any telephone or Internet order, providing written confirmation of telephone or Internet orders and tape recording all telephone orders.
Share certificates will not be issued in order to avoid additional administrative costs, however, share ownership records are maintained by the funds’ transfer agent.
The Trust’s Declaration of Trust provides that shares may be automatically redeemed if held by a shareholder in an amount less than the minimum required by each fund or share class. Each fund’s minimum initial investments and minimum balance requirements, if any, are set forth in the prospectus. These minimums may be waived, for clients of Schwab Institutional and Schwab Corporate Services retirement plans. These minimums may also be waived for certain other investors, including trustees, officers and employees of Schwab, and for certain investment programs, including programs for retirement savings, education savings or charitable giving. Schwab may receive other compensation for providing services to these clients, investors and programs. The minimums may be changed without prior notice. The Trust’s Declaration of Trust also provides that shares may be automatically redeemed if the shareholder is no longer eligible to invest in a fund.
The funds have made an election with the SEC to pay in cash all redemptions requested by any shareholder of record limited in amount during any 90-day period to the lesser of $250,000 or 1% of its net assets at the beginning of such period. This election is irrevocable without the SEC’s prior approval. Redemption requests in excess of these limits may be paid, in whole or in part, in investment securities or in cash, as the Board of Trustees may deem advisable. Payment will be made wholly in cash unless the Board of Trustees believes that economic or market conditions exist that would make such payment a detriment to the best interests of the fund. If redemption proceeds are paid in investment securities, such securities will be valued as set forth in “Pricing of Shares.” A redeeming shareholder would normally incur transaction costs if he or she were to convert the securities to cash.
The funds are designed for long-term investing. Because short-term trading activities can disrupt the smooth management of the fund and increase its expenses, the funds reserve the right to refuse any purchase or exchange order, or large purchase or exchange orders, including any purchase or exchange order which appears to be associated with short-term trading activities or “market timing.” Because market timing decisions to buy and sell securities typically are based on an individual investor’s market outlook, including such factors as the perceived strength of the economy or the anticipated direction of interest rates, it is difficult for the fund to determine in advance what purchase or exchange orders may be deemed to be associated with market timing or short-term trading activities.
More information regarding the funds’ policies regarding “market timing” is included in the funds’ prospectuses.
A fund’s share price and principal value change, and when you sell your shares they may be worth less than what you paid for them.

Exchanging Shares of the Funds
Methods to purchase and redeem shares of the funds are set forth in the funds’ prospectuses.
Shares of any Schwab Fund®, including any class of shares, may be sold and shares of any other Schwab Fund or class purchased, provided the minimum investment and any other requirements of the fund or class purchased are satisfied, including any investor eligibility requirements. Without limiting this privilege, “an exchange order,” which is a simultaneous order to sell shares of one fund or class and automatically invest the proceeds in another fund or class, may not be executed between shares of Sweep Investments™ and shares of non-Sweep Investments. Shares of Sweep Investments may be bought and sold automatically pursuant to the terms and conditions of your Schwab account agreement or by direct order as long as you meet the minimums for direct investments. In addition, different exchange policies may apply to Schwab Funds® that are bought and sold through third-party investment providers and the exchange privilege between Schwab Funds may not be available through third-party investment providers.
The funds and Schwab reserve certain rights with regard to exchanging shares of the funds. These rights include the right to: (i) refuse any purchase or exchange order that may negatively impact the fund’s operations; (ii) refuse orders that appear to be associated with short-term trading activities; and (iii) materially modify or terminate the exchange privilege upon 60 days’ written notice to shareholders.
Delivery of Shareholder Documents
Typically once a year, an updated prospectus will be mailed to shareholders describing each fund’s investment strategies, risks and shareholder policies. Twice a year, financial reports will be mailed to shareholders describing each fund’s performance and investment holdings. In order to eliminate duplicate mailings of shareholder documents, each household may receive one copy of these documents, under certain conditions. This practice is commonly called “householding.” If you want to receive multiple copies, you may write or call your fund at the address or telephone number on the front of this SAI. Your instructions will be effective within 30 days of receipt by Schwab.
Pricing of Shares
Each business day, each share class of a fund calculates its share price, or NAV, as of the close of the NYSE (generally 4 p.m. Eastern time). This means that NAVs are calculated using the values of a fund’s portfolio securities as of the close of the NYSE. Such values are required to be determined in one of two ways: securities for which market quotations are readily available are required to be valued at current market value and securities for which market quotations are not readily available or the investment adviser deems them to be unreliable are required to be valued at fair value using procedures approved by the Board of Trustees.
Shareholders of the funds should be aware that because foreign markets are often open on weekends and other days when the funds are closed, the value of some of the funds’ securities may change on days when it is not possible to buy or sell shares of the funds.
The funds use approved pricing services to provide values for their portfolio securities. Current market values are generally determined by the approved pricing services as follows: securities traded on stock exchanges, excluding the NASDAQ National Market System, are valued at the last-quoted sales price on the exchange on which such securities are primarily traded (closing values), or, lacking any sales, at the mean between the bid and ask prices; securities traded in the over-the-counter market are valued at the last reported sales price that day, or, if no sales are reported, at the mean between the bid and ask prices. Securities listed on the NASDAQ National Market System are valued in accordance with the NASDAQ Official Closing Price. In addition, securities that are primarily traded on foreign exchanges are generally valued at the preceding closing values of such securities on their respective exchanges with these values then translated into U.S. dollars at the current exchange rate. Fixed income securities normally are valued based on valuations provided by approved pricing services. Securities may be fair valued pursuant to procedures approved by the funds’ Board of Trustees when approved pricing services do not provide a value for a security, a furnished price appears manifestly incorrect or events occur prior to the close of the NYSE that materially affect the furnished price. The Board of Trustees regularly reviews fair value determinations made by the funds pursuant to the procedures.
TAXATION
This discussion of federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on the date of this Statement of Additional Information. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.
Federal Tax Information for the Funds
It is each fund’s policy to qualify for taxation as a “regulated investment company” (RIC) by meeting the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the Code). By qualifying as a RIC, a fund expects to eliminate or reduce to a nominal amount the federal income tax to which it is subject. If a fund does not qualify as a RIC under the Code, it will be subject to federal income tax, at regular corporate rates on its net income, including any net realized capital gains.
Each fund is treated as a separate entity for federal income tax purposes and is not combined with the Trust’s other funds. A fund intends to qualify as a RIC so that it will be relieved of federal income tax on that part of its income that is distributed to shareholders. In order to qualify for treatment as a RIC, a fund must distribute annually to its shareholders at least 90% of its investment company taxable income (generally, net investment income plus the excess, if any, of net short-term capital gain over net long-term capital losses) and also must meet several additional requirements. Among these requirements are the following: (i) at least 90% of a fund’s gross income each taxable year must be derived from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock or securities or currencies and net income derived from an interest in a qualified publicly traded partnership; (ii) at the close of each quarter of a fund’s taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government securities, securities of other RICs and other securities, with such other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of a fund’s assets and that does not represent more than 10% of the outstanding voting securities of such issuer; and (iii) at the close of each quarter of a fund’s taxable year, not more than 25% of the value of its assets may be invested in securities (other than U.S. Government securities or the securities of other RICs) of any one issuer or of two or more issuers which the fund controls and which are engaged in the same, similar, or related trades or businesses, or the securities of one or more qualified publicly traded partnerships.
The Code imposes a non-deductible excise tax on RICs that do not distribute in a calendar year (regardless of whether they otherwise have a non-calendar taxable year) an amount equal to 98% of their “ordinary income” (as defined in the Code) for the calendar year plus 98% of their net capital gain for the one-year period ending on October 31 of such calendar year, plus any undistributed amounts from prior years. The non-deductible excise tax is equal to 4% of the deficiency. For the foregoing purposes, a fund is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year. A fund may in certain circumstances be required to liquidate fund investments in order to make sufficient distributions to avoid federal excise tax liability at a time when the investment adviser might not otherwise have chosen to do so, and liquidation of investments in such circumstances may affect the ability of the fund to satisfy the requirements for qualification as a RIC.
A fund’s transactions in futures contracts, options and certain other investment activities may be restricted by the Code and are subject to special tax rules. In a given case, these rules may accelerate income to a fund, defer its losses, cause adjustments in the holding periods of a fund’s assets, convert short-term capital losses into long-term capital losses or otherwise affect the character of a fund’s income. These rules could therefore affect the amount, timing and character of distributions to shareholders. A fund will endeavor to make any available elections pertaining to these transactions in a manner believed to be in the best interest of a fund and its shareholders.
Federal Income Tax Information for Shareholders
The discussion of federal income taxation presented below supplements the discussion in the funds’ prospectuses and only summarizes some of the important federal tax considerations generally affecting shareholders of a fund. Accordingly, prospective investors (particularly those not residing or domiciled in the United States) should consult their own tax advisors regarding the consequences of investing in a fund.
Any dividends declared by a fund in October, November or December and paid the following January are treated, for tax purposes, as if they were received by shareholders on December 31 of the year in which they were declared. Distributions of net investment income and short-term capital gains are taxed as ordinary income. Long-term capital gains distributions are taxable as long-term capital gains, regardless of how long you have held your shares. However, if you receive a long-term capital gains distribution with respect to fund shares held for six months or less, any loss on the sale or exchange of those shares shall, to the extent of the long-term capital gains distribution, be treated as a long-term capital loss. Because a fund’s income is expected to consist of interest rather than dividends, it is anticipated that no portion of its distributions will generally be eligible for the dividends-received deduction or for the lower tax rates applicable to qualified dividend income.
Each fund will be required in certain cases to withhold at the applicable withholding rate and remit to the U.S. Treasury, the withheld amount of taxable dividends paid to any shareholder who (1) fails to provide a correct taxpayer identification number certified under penalty of perjury; (2) is subject to withholding by the Internal Revenue Service for failure to properly report all payments of interest or dividends; (3) fails to provide a certified statement that he or she is not subject to “backup withholding;” or (4) fails to provide a certified statement that he or she is a U.S. person (including a U.S. resident alien). Backup withholding is not an additional tax and any amounts withheld may be credited against the shareholder’s ultimate U.S. tax liability.
Foreign shareholders (i.e., nonresident alien individuals and foreign corporations, partnerships, trusts and estates) are generally subject to U.S. withholding tax at the rate of 30% (or a lower tax treaty rate) on distributions derived from net investment income and short-term capital gains; provided, however, that for a fund’s taxable year beginning before December 31, 2009 (or a later date if extended by the U.S. Congress), interest related dividends and short-term capital gain dividends generally will not be subject to U.S. withholding taxes if a fund elects to make designations with respect to such dividends. Distributions to foreign shareholders of such short-term capital gain dividends, of long-term capital gains and any gains from the sale or other disposition of shares of a fund generally are not subject to U.S. taxation, unless the recipient is an individual who either (1) meets the Code’s definition of “resident alien” or (2) is physically present in the U.S. for 183 days or more per year. Different tax consequences may result if the foreign shareholder is engaged in a trade or business within the United States. In addition, the tax consequences to a foreign shareholder entitled to claim the benefits of a tax treaty may be different than those described above.
If, at the close of each quarter of its taxable year, at least 50% of the value of a fund’s assets consist of obligations the interest on which is excludable from gross income, a fund may pay “exempt-interest dividends” to its shareholders. Those dividends constitute the portion of the aggregate dividends as designated by a fund, equal to the excess of the excludable interest over certain amounts disallowed as deductions. Exempt-interest dividends are excludable from a shareholder’s gross income for federal income tax purposes.
Exempt-interest dividends may nevertheless be subject to the federal alternative minimum tax (AMT) imposed by Section 55 of the Code and are also taken into account when determining the taxable portion of social security or railroad retirement benefits. The AMT is imposed at rates of 26% and 28%, in the case of non-corporate taxpayers, and at the rate of 20%, in the case of corporate taxpayers, to the extent it exceeds the taxpayer’s federal income tax liability. The AMT may be imposed in the following two circumstances. First, exempt-interest dividends derived from certain private activity bonds issued after August 7, 1986 will generally be an item of tax preference (and, therefore, potentially subject to AMT) for both corporate and non-corporate taxpayers. Second, in the case of exempt-interest dividends received by corporate shareholders, all exempt-interest dividends, regardless of when the bonds from which they are derived were issued or whether they are derived from private activity bonds, will be included in the corporation’s “adjusted current earnings,” as defined in Section 56(g) of the Code, in calculating the corporations’ alternative minimum taxable income for purposes of determining the AMT.
The funds may realize capital gains or taxable income from the sale of municipal bonds and may make taxable distributions. For federal tax purposes, each fund’s distributions of short-term capital gains and gains on the sale of bonds characterized as market discount are taxable to shareholders as ordinary income. Distributions of long-term capital gains are taxable to the shareholder as long-term capital gain, no matter how long the shareholder has held shares in a fund. However, if you receive an exempt-interest dividend with respect to fund shares held for six months or less, any loss on the sale or exchange of such shares shall, to the extent of the amount of such exempt-interest dividend, be disallowed.
Current federal law limits the types and volume of bonds qualifying for the federal income tax exemption of interest that may have an effect on the ability of a fund to purchase sufficient amounts of tax-exempt securities to satisfy the Code’s requirements for the payment of “exempt-interest dividends.”
Interest on indebtedness incurred or continued by a shareholder in order to purchase or carry shares of the funds that pay exempt-interest dividends is not deductible for federal income tax purposes. Furthermore, these funds may not be an appropriate investment for persons (including corporations and other business entities) who are “substantial users” (or persons related to “substantial users”) of facilities financed by industrial development private activity bonds. Such persons should consult their tax advisors before purchasing shares. A “substantial user” is defined generally to include “certain persons” who regularly use in their trade or business a part of a facility financed from the proceeds of such bonds.
General State and Local Tax Information
Distributions by a fund also may be subject to state, local and foreign taxes and their treatment under applicable tax laws may differ from the federal income tax treatment. Many states grant tax-free status to dividends paid to you from interest earned on direct obligations of the U.S. government, subject in some states to minimum investment requirements that must be met by a fund. Investment in Ginnie Mae or

Fannie Mae securities, banker’s acceptances, commercial paper and repurchase agreements collateralized by U.S. government securities do not generally qualify for such tax-free treatment. The rules on exclusion of this income are different for corporate shareholders. Shareholders are urged to consult their tax advisors as to the consequences of these and other state and local tax rules affecting investments in the funds.
California Tax Considerations
The Schwab California Tax Free Bond Fund™ and Schwab California Tax-Free YieldPlus Fund™ intend to qualify to pay dividends to shareholders that are exempt from California personal income tax (California exempt-interest dividends). A fund will qualify to pay California exempt-interest dividends if (1) at the close of each quarter of a fund’s taxable year, at least 50% of the value of a fund’s total assets consists of obligations the interest on which would be exempt from California personal income tax if the obligations were held by an individual (California Tax Exempt Obligations) and (2) a fund continues to qualify as a regulated investment company.
If a fund qualifies to pay California exempt-interest dividends, dividends distributed to shareholders will be considered California exempt-interest dividends if they meet certain requirements. A fund will notify its shareholders of the amount of exempt-interest dividends each year.
Corporations subject to California franchise tax that invest in a fund may not be entitled to exclude California exempt-interest dividends from income.
Dividend distributions that do not qualify for treatment as California exempt-interest dividends (including those dividend distributions to shareholders taxable as long-term capital gains for federal income tax purposes) will be taxable to shareholders at ordinary income tax rates for California personal income tax purposes to the extent of a fund’s earnings and profits.
Interest on indebtedness incurred or continued by a shareholder in connection with the purchase of shares of a fund will not be deductible for California personal income tax purposes if a fund distributes California exempt-interest dividends.
If a fund qualifies to pay dividends to shareholders that are California exempt-interest dividends, dividends distributed to shareholders will be considered California exempt-interest dividends if (1) they are designated as exempt-interest dividends by a fund in a written notice to shareholders mailed within 60 days of the close of a fund’s taxable year and (2) to the extent the interest received by a fund during the year on California Tax-Exempt Obligations exceeds expenses of a fund that would be disallowed under California personal income tax law as allocable to tax-exempt interest if a fund were an individual. If the aggregate dividends so designated exceed the amount that may be treated as California exempt-interest dividends, only that percentage of each dividend distribution equal to the ratio of aggregate California exempt-interest dividends to aggregate dividends so designated will be treated as a California exempt-interest dividend.

APPENDIX — DESCRIPTION OF PROXY VOTING POLICY AND PROCEDURES
Charles Schwab Investment Management, Inc.
The Charles Schwab Family of Funds
Schwab Investments
Schwab Capital Trust
Schwab Annuity Portfolios
Laudus Trust
Laudus Institutional Trust
Schwab Strategic Trust
Proxy Voting Policy and Procedures
As of February 2010
Charles Schwab Investment Management, Inc. (“CSIM”), as an investment adviser, is generally responsible for voting proxies with respect to the securities held in accounts of investment companies and other clients for which it provides discretionary investment management services. CSIM’s Proxy Committee exercises and documents CSIM’s responsibility with regard to voting of client proxies (the “Proxy Committee”). The Proxy Committee is composed of representatives of CSIM’s Fund Administration, Legal, and Portfolio Management Departments, and chaired by CSIM’s Deputy Chief Investment Officer. The Proxy Committee reviews and, as necessary, may amend periodically these Procedures to address new or revised proxy voting policies or procedures. The policies stated in these Proxy Voting Policy and Procedures (the “CSIM Proxy Procedures”) pertain to all of CSIM’s clients.
The Boards of Trustees (the “Trustees”) of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, and Schwab Annuity Portfolios ( “Schwab Funds”) have delegated the responsibility for voting proxies to CSIM through their respective Investment Advisory and Administration Agreements. In addition, the Boards of Trustees (the “Trustees”) of Laudus Trust and Laudus Institutional Trust (“Laudus Funds”) and the Schwab Strategic Trust (“Schwab ETFs”; collectively, the Schwab Funds, the Laudus Funds and the Schwab ETFs are the “Funds”) have delegated the responsibility for voting proxies to CSIM through their respective Investment Advisory and Administration Agreements. The Trustees have adopted these Proxy Procedures with respect to proxies voted on behalf of the various Schwab Funds, Laudus Funds, and Schwab ETFs portfolios. CSIM will present amendments to the Trustees for approval. However, there may be circumstances where the Proxy Committee deems it advisable to amend the Proxy Procedures between regular Schwab Funds, Laudus Funds and Schwab ETFs Board meetings. In such cases, the Trustees will be asked to ratify any changes at the next regular meeting of the Board.
To assist CSIM in its responsibility for voting proxies and the overall proxy voting process, CSIM has retained Glass Lewis & Co. (“Glass Lewis”) as an expert in the proxy voting and corporate governance area. The services provided by Glass Lewis include in-depth research, global issuer analysis, and voting recommendations as well as vote execution, reporting and record keeping.

Proxy Voting Policy
For investment companies and other clients for which CSIM exercises its responsibility for voting proxies, it is CSIM’s policy to vote proxies in the manner that CSIM and the Proxy Committee determine will maximize the economic benefit to CSIM’s clients. In furtherance of this policy, the Proxy Committee has received and reviewed Glass Lewis’ written proxy voting policies and procedures (“Glass Lewis’ Proxy Procedures”) and has determined that Glass Lewis’ Proxy Procedures, with the exceptions noted below, are consistent with the CSIM Proxy Procedures and CSIM’s fiduciary duty with respect to its clients. The Proxy Committee will review any material amendments to Glass Lewis’ Proxy Procedures to determine whether such procedures continue to be consistent with the CSIM Proxy Voting Procedures, and CSIM’s fiduciary duty with respect to its clients.
Except under each of the circumstances described below, the Proxy Committee will delegate to Glass Lewis responsibility for voting proxies, including timely submission of votes, on behalf of CSIM’s clients in accordance with Glass Lewis’ Proxy Procedures.
For proxy issues, that are determined by the Proxy Committee or the applicable portfolio manager or other relevant portfolio management staff to raise significant concerns with respect to the accounts of CSIM clients, the Proxy Committee will review the analysis and recommendation of Glass Lewis. Examples of factors that could cause a matter to raise significant concerns include, but are not limited to: issues whose outcome has the potential to materially affect the company’s industry, or regional or national economy, and matters which involve broad public policy developments which may similarly materially affect the environment in which the company operates. The Proxy Committee also will solicit input from the assigned portfolio manager and other relevant portfolio management staff for the particular portfolio security. After evaluating all such recommendations, the Proxy Committee will decide how to vote the shares and will instruct Glass Lewis to vote consistent with its decision. The Proxy Committee has the ultimate responsibility for making the determination of how to vote the shares in order to maximize the value of that particular holding.
With respect to proxies of an affiliated mutual fund, the Proxy Committee will vote such proxies in the same proportion as the vote of all other shareholders of the fund (i.e., “echo vote”), unless otherwise required by law. When required by law, the Proxy Committee will also “echo vote” proxies of an unaffiliated mutual fund. For example, certain exemptive orders issued to the Schwab Funds by the Securities and Exchange Commission and Section 12(d)(1)(F) of the Investment Company Act of 1940, as amended, require the Schwab Funds, under certain circumstances, to “echo vote” proxies of registered investment companies that serve as underlying investments of the Schwab Funds. When not required to “echo vote,” the Proxy Committee will delegate to Glass Lewis responsibility for voting proxies of an unaffiliated mutual fund in accordance with Glass Lewis’ Proxy Procedures.
In addition, with respect to holdings of The Charles Schwab Corporation (“CSC”) (ticker symbol: SCHW), the Proxy Committee will vote such proxies in the same proportion as the vote of all other shareholders of CSC (i.e., “echo vote”), unless otherwise required by law.

Exceptions from Glass Lewis’ Proxy Procedures: The Proxy Committee has reviewed the particular policies set forth in Glass Lewis’ Proxy Procedures and has determined that the implementation of the following custom policies is consistent with CSIM’s fiduciary duty with respect to its clients:
•	Independent Chairman: With respect to shareholder proposals requiring that a company chairman’s position be filled by an independent director, the Proxy Committee has instructed Glass Lewis to vote against such proposals unless the company does not meet the applicable minimum total shareholder return threshold, as calculated below. In cases where a company fails to meet the threshold, the Proxy Committee has instructed Glass Lewis to vote the shareholder proposals requiring that the chairman’s position be filled by an independent director in accordance with Glass Lewis’ Proxy Procedures. Additionally, with respect to the election of a director who serves as the governance committee chair (or, in the absence of a governance committee, the chair of the nominating committee), the Proxy Committee has instructed Glass Lewis to vote for the director in cases where the company chairman’s position is not filled by an independent director and an independent lead or presiding director has not been appointed.

•	Classified Boards: With respect to shareholder proposals declassifying a staggered board in favor of the annual election of directors, the Proxy Committee has instructed Glass Lewis to vote against such proposals unless the company does not meet the applicable minimum total shareholder return threshold, as calculated below. In cases where a company fails to meet the threshold, the Proxy Committee has instructed Glass Lewis to vote the shareholder proposals declassifying a staggered board in favor of the annual election of directors in accordance with Glass Lewis’ Proxy Procedures.
Glass Lewis uses a three-year total return performance methodology to calculate the applicable minimum total shareholder return threshold. For Russell 3000 Index constituents, if a company’s total annual shareholder return is in the bottom 25% of Russell 3000 constituent companies’ total annual shareholder returns for three consecutive years, the company will be deemed not to have met the threshold. For companies not in the Russell 3000 Index, the universe of companies used for the minimum total shareholder return threshold calculation is all Glass Lewis covered companies outside of the Russell 3000 Index.
There may be circumstances in which Glass Lewis does not provide an analysis or recommendation for voting a security’s proxy. In that event, and when the criteria set forth below are met, two members of the Proxy Committee, including at least one representative from equity Portfolio Management, may decide how to vote such proxy in order to maximize the value of that particular holding. The following criteria must be met: (1) For each Fund that holds the security in its portfolio, the value of the security must represent less than one tenth of one cent in the Fund’s NAV, and (2) the security’s value must equal less than $50,000 in the aggregate across all of the Funds and separate accounts that hold this security. Any voting decision made under these circumstances will be reported to the Proxy Committee at its next scheduled meeting. If the criteria are not met, the Proxy Committee may meet to decide how to vote such proxy.

Conflicts of Interest. Except as described above for proxies of mutual funds, CSC and exceptions to Glass Lewis’ Proxy Procedures, where proxy issues present material conflicts of interest between CSIM, and/or any of its affiliates, and CSIM’s clients, CSIM will delegate to Glass Lewis responsibility for voting such proxies in accordance with Glass Lewis’ Proxy Procedures,. The CSIM Legal Department is responsible for developing procedures to identify material conflicts of interest.
Voting Foreign Proxies. CSIM has arrangements with Glass Lewis for voting proxies. However, voting proxies with respect to shares of foreign securities may involve significantly greater effort and corresponding cost than voting proxies with respect to domestic securities, due to the variety of regulatory schemes and corporate practices in foreign countries with respect to proxy voting. Problems voting foreign proxies may include the following:
•	proxy statements and ballots written in a foreign language;

•	untimely and/or inadequate notice of shareholder meetings;

•	restrictions of foreigner’s ability to exercise votes;

•	requirements to vote proxies in person;

•	requirements to provide local agents with power of attorney to facilitate CSIM’s voting instructions.
In consideration of the foregoing issues, Glass Lewis uses its best-efforts to vote foreign proxies. As part of its ongoing oversight, the Proxy Committee will monitor the voting of foreign proxies to determine whether all reasonable steps are taken to vote foreign proxies. If the Proxy Committee determines that the cost associated with the attempt to vote outweighs the potential benefits clients may derive from voting, the Proxy Committee may decide not to attempt to vote. In addition, certain foreign countries impose restrictions on the sale of securities for a period of time in proximity to the shareholder meeting. To avoid these trading restrictions, the Proxy Committee instructs Glass Lewis not to vote such foreign proxies.
Securities Lending Programs. Certain of the Funds enter into securities lending arrangements with lending agents to generate additional revenue for their portfolios. In securities lending arrangements, any voting rights that accompany the loaned securities generally pass to the borrower of the securities, but the lender retains the right to recall a security and may then exercise the security’s voting rights. In order to vote the proxies of securities out on loan, the securities must be recalled prior to the established record date. CSIM will use its best efforts to recall a Fund’s securities on loan and vote such securities’ proxies if (a) the proxy relates to a special meeting of shareholders of the issuer (as opposed to the issuer’s annual meeting of shareholders), or (b) the Fund owns more than 5% of the outstanding shares of the issuer. Further, it is CSIM’s policy to use its best efforts to recall securities on loan and vote such securities’ proxies if CSIM determines that the proxies involve a material event affecting the loaned securities. CSIM may utilize third-party service providers to assist it in identifying and evaluating whether an event is material. CSIM may also recall securities on loan and vote such securities’ proxies in its discretion.

Sub-Advisory Relationships. For investment companies or other clients that CSIM has delegated day-to-day investment management responsibilities to an investment adviser, CSIM may delegate its responsibility to vote proxies with respect to such investment companies’ or other clients’ securities. Each Sub-adviser to whom proxy voting responsibility has been delegated will be required to review all proxy solicitation material and to exercise the voting rights associated with the securities it has been allocated in the best interest of each investment company and its shareholders, or other client. Prior to delegating the proxy voting responsibility, CSIM will review each sub-adviser’s proxy voting policy to ensure that each Sub-adviser’s proxy voting policy is generally consistent with the maximization of economic benefits to the investment company or other client.
Reporting and Record Retention
CSIM will maintain, or cause Glass Lewis to maintain, records that identify the manner in which proxies have been voted (or not voted) on behalf of CSIM clients. CSIM will comply with all applicable rules and regulations regarding disclosure of its or its clients proxy voting records and procedures.
CSIM will retain all proxy voting materials and supporting documentation as required under the Investment Advisers Act of 1940 and the rules and regulations thereunder.

Proxy Paper Guidelines 2010 Proxy Season United States AN OVERVIEW OF THE GLASS LEWIS APPROACH TO PROXY ADVICE GLASS LEWIS & CO.

Contents

I. A Board of Directors That Serves the Interests of Shareholders	4
Election of Directors	4
Independence	4
Voting Recommendations — Board Independence	6
Committee Independence	6
Independent Chairman	6
Performance	7
Voting Recommendations — Performance	7
Audit Committees and Performance	8
Standards for Assessing the Audit Committee	8
Compensation Committee Performance	10
Nominating and Governance Committee Performance	13
Board-level Risk Management Oversight	15
Experience	15
Voting Recommendations — Director Experience	15
Other Considerations	16
Conflicts of Interest	16
Size of the Board of Directors	17
Controlled Companies	17
Independence Exceptions	17
Size of the Board of Directors	18
Audit Committee Independence	18
Mutual Fund Boards	18
Declassified Boards	19
Mandatory Director Retirement Provisions	20
Director Term and Age Limits	20
Requiring Two or More Nominees per Board Seat	21
Shareholder Access	21
Majority Vote for the Election of Directors	21
The plurality vote standard	22
Advantages of a majority vote standard	22
II. Transparency and Integrity of Financial Reporting	23
Auditor Ratification	23
Voting Recommendations on Auditor Ratification	23
Pension Accounting Issues	24
III. The Link Between Compensation and Performance	25
Full Disclosure of Executive Compensation	25
Advisory Vote on Executive Compensation (“Say-on-Pay”)	25
Limits on Executive Compensation	26
Limits on Executive Stock Options	26
Equity-Based Compensation Plans	27

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Option Exchanges	28
Performance-Based Options	28
Option Backdating, Spring-Loading, and Bullet-Dodging	29
162(m) Plans	29
Director Compensation Plans	30
IV. Governance Structure and the Shareholder Franchise	31
Anti-Takeover Measures	31
Poison Pills (Shareholder Rights Plans)	31
NOL Poison Pills	31
Fair Price Provisions	32
Reincorporation	32
Authorized Shares	33
Advance Notice Requirements for Shareholder Ballot Proposals	34
Voting Structure	34
Cumulative Voting	34
Supermajority Vote Requirements	35
Transaction of Other Business	35
Anti-Greenmail Proposals	35
Mutual Funds: Investment Policies and Advisory Agreements	35
V. Environmental, Social and Governance Shareholder Initiatives	37
Governance	37
Right of Shareholders to Call a Special Meeting	37
Right of Shareholders to Act by Written Consent	38
Board Composition	38
Compensation	39
Severance Agreements	39
Advisory Vote on Executive Compensation (“Say-on-Pay”)	39
Bonus Recoupments (“Clawbacks”)	40
Linking Executive Pay to Social Criteria	41
Environment	41
Climate Change, Green House Gas Emission Disclosure Proposals	41
Sustainability	42
Sustainable Forestry	42
Social Issues	43
Non-Discrimination Policies	43
MacBride Principles	43
Human Rights	44
Military and US Government Business Policies	44
Foreign Government Business Policies	44
Health Care Reform Principles	45
Tobacco	45
Reporting Contributions and Political Spending	45
Animal Welfare	46

3

I. A Board of Directors That
Serves the Interests of Shareholders
ELECTION OF DIRECTORS
The purpose of Glass Lewis’ proxy research and advice is to facilitate shareholder voting in favor of governance structures that will drive performance, create shareholder value and maintain a proper tone at the top. Glass Lewis looks for talented boards with a record of protecting shareholders and delivering value over the medium- and long-term. We believe that boards working to protect and enhance the best interests of shareholders are independent, have directors with diverse backgrounds, have a record of positive performance, and have members with a breadth and depth of relevant experience.
Independence
The independence of directors, or lack thereof, is ultimately demonstrated through the decisions they make. In assessing the independence of directors, we will take into consideration, when appropriate, whether a director has a track record indicative of making objective decisions. Likewise, when assessing the independence of directors we will also examine when a director’s service track record on multiple boards indicates a lack of objective decision-making. Ultimately, we believe the determination of whether a director is independent or not must take into consideration both compliance with the applicable independence listing requirements as well as judgments made by the director.
We look at each director nominee to examine the director’s relationships with the company, the company’s executives, and other directors. We do this to evaluate whether personal, familial, or financial relationships (not including director compensation) may impact the director’s decisions. We believe that such relationships make it difficult for a director to put shareholders’ interests above the director’s or the related party’s interests. We also believe that a director who owns more than 20% of a company can exert disproportionate influence on the board and, in particular, the audit committee.
Thus, we put directors into three categories based on an examination of the type of relationship they have with the company:
Independent Director — An independent director has no material financial, familial or other current relationships with the company, its executives, or other board members, except for board service and standard fees paid for that service. Relationships that existed within three to five years1 before the inquiry are usually considered “current” for purposes of this test.
In our view, a director who is currently serving in an interim management position should be considered an insider, while a director who previously served in an interim management position for less than one year and is no longer serving in such capacity is considered independent. Moreover, a director who previously served in an interim management position for over one year and is no longer serving in such capacity is considered an affiliate for five years following the date of his/her resignation or departure from the interim management position. Glass Lewis applies a

[1]	NASDAQ originally proposed a five-year look-back period but both it and the NYSE ultimately settled on a three-year look-back prior to finalizing their rules. A five-year standard is more appropriate, in our view, because we believe that the unwinding of conflicting relationships between former management and board members is more likely to be complete and final after five years. However, Glass Lewis does not apply the five-year look back period to directors who have previously served as executives of the company on an interim basis for less than one year.

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three-year look back period to all directors who have an affiliation with the company other than former employment, for which we apply a five-year look back.
Affiliated Director — An affiliated director has a material financial, familial or other relationship with the company or its executives, but is not an employee of the company.2 This includes directors whose employers have a material financial relationship with the company.3 In addition, we view a director who owns or controls 20% or more of the company’s voting stock as an affiliate.
We view 20% shareholders as affiliates because they typically have access to and involvement with the management of a company that is fundamentally different from that of ordinary shareholders. More importantly, 20% holders may have interests that diverge from those of ordinary holders, for reasons such as the liquidity (or lack thereof) of their holdings, personal tax issues, etc.
Inside Director — An inside director simultaneously serves as a director and as an employee of the company. This category may include a chairman of the board who acts as an employee of the company or is paid as an employee of the company. In our view, an inside director who derives a greater amount of income as a result of affiliated transactions with the company rather than through compensation paid by the company (i.e., salary, bonus, etc. as a company employee) faces a conflict between making decisions that are in the best interests of the company versus those in the director’s own best interests. Therefore, we will recommend voting against such a director.
Definition of “Material”: A material relationship is one in which the dollar value exceeds: (i) $50,000 (or where no amount is disclosed) for directors who are paid for a service they have agreed to perform for the company, outside of their service as a director, including professional or other services; or (ii) $120,000 (or where no amount is disclosed) for those directors employed by a professional services firm such as a law firm, investment bank, or consulting firm where the company pays the firm, not the individual, for services. This dollar limit would also apply to charitable contributions to schools where a board member is a professor; or charities where a director serves on the board or is an executive;4 and any aircraft and real estate dealings between the company and the director’s firm; or (iii) 1% of either company’s consolidated gross revenue for other business relationships (e.g., where the director is an executive officer of a company that provides services or products to or receives services or products from the company).
Definition of “Familial”: Familial relationships include a person’s spouse, parents, children, siblings, grandparents, uncles, aunts, cousins, nieces, nephews, in-laws, and anyone (other than domestic employees) who shares such person’s home. A director is an affiliate if the director has a family member who is employed by the company and who receives compensation of $120,000 or more per year or the compensation is not disclosed.
Definition of “Company”: A company includes any parent or subsidiary in a group with the company or any entity that merged with, was acquired by, or acquired the company.

[2]	If a company classifies one of its non-employee directors as non-independent, Glass Lewis will classify that director as an affiliate.

[3]	We allow a five-year grace period for former executives of the company or merged companies who have consulting agreements with the surviving company. (We do not automatically recommend voting against directors in such cases for the first five years.) If the consulting agreement persists after this five-year grace period, we apply the materiality thresholds outlined in the definition of “material.”

[4]	We will generally take into consideration the size and nature of such charitable entities in relation to the company’s size and industry along with any other relevant factors such as the director’s role at the charity.

5

Voting Recommendations on the Basis of Board Independence
Glass Lewis believes a board will be most effective in protecting shareholders’ interests if it is at least two-thirds independent. We note that each of the Business Roundtable, the Conference Board, and the Council of Institutional Investors advocates that two-thirds of the board be independent. Where more than one-third of the members are affiliated or inside directors, we typically5 recommend voting against some of the inside and/or affiliated directors in order to satisfy the two-thirds threshold.6
In the case of a less than two-thirds independent board, Glass Lewis strongly supports the existence of a presiding or lead director with authority to set the meeting agendas and to lead sessions outside the insider chairman’s presence.
In addition, we scrutinize avowedly “independent” chairmen and lead directors. We believe that they should be unquestionably independent or the company should not tout them as such.
     Committee Independence
We believe that only independent directors should serve on a company’s audit, compensation, nominating, and governance committees.7 We typically recommend that shareholders vote against any affiliated or inside director seeking appointment to an audit, compensation, nominating, or governance committee, or who has served in that capacity in the past year.
     Independent Chairman
Glass Lewis believes that separating the roles of CEO (or, more rarely, another executive position) and chairman creates a better governance structure than a combined CEO/chairman position. An executive manages the business according to a course the board charts. Executives should report to the board regarding their performance in achieving goals the board set. This is needlessly complicated when a CEO chairs the board, since a CEO/chairman presumably will have a significant influence over the board.
It can become difficult for a board to fulfill its role of overseer and policy setter when a CEO/chairman controls the agenda and the boardroom discussion. Such control can allow a CEO to have an entrenched position, leading to longer-than-optimal terms, fewer checks on management, less scrutiny of the business operation, and limitations on independent, shareholder-focused goal-setting by the board.
A CEO should set the strategic course for the company, with the board’s approval, and the board should enable the CEO to carry out the CEO’s vision for accomplishing the board’s objectives. Failure to achieve the board’s objectives should lead the board to replace that CEO with someone in whom the board has confidence.

[5]	With a staggered board, if the affiliates or insiders that we believe should not be on the board are not up for election, we will express our concern regarding those directors, but we will not recommend voting against the affiliates or insiders who are up for election just to achieve two-thirds independence.

[6]	Where a director serves on a board as a representative (as part of his or her basic responsibilities) of an investment firm with greater than 20% ownership, we will generally consider him/her to be affiliated but will not recommend voting against unless (i) the investment firm has disproportionate board representation or (ii) the director serves on the audit committee.

[7]	We will recommend voting against an audit committee member who owns 20% or more of the company’s stock, and we believe that there should be a maximum of one director (or no directors if the committee is comprised of less than three directors) who owns 20% or more of the company’s stock on the compensation, nominating, and governance committees.

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Likewise, an independent chairman can better oversee executives and set a pro-shareholder agenda without the management conflicts that a CEO and other executive insiders often face. Such oversight and concern for shareholders allows for a more proactive and effective board of directors that is better able to look out for the interests of shareholders.
Further, it is the board’s responsibility to select a chief executive who can best serve a company and its shareholders and to replace this person when his or her duties have not been appropriately fulfilled. Such a replacement becomes more difficult and happens less frequently when the chief executive is also in the position of overseeing the board.
We recognize that empirical evidence regarding the separation of these two roles remains inconclusive. However, Glass Lewis believes that the installation of an independent chairman is almost always a positive step from a corporate governance perspective and promotes the best interests of shareholders. Further, the presence of an independent chairman fosters the creation of a thoughtful and dynamic board, not dominated by the views of senior management.
We do not recommend that shareholders vote against CEOs who chair the board. However, we typically encourage our clients to support separating the roles of chairman and CEO whenever that question is posed in a proxy (typically in the form of a shareholder proposal), as we believe that it is in the long-term best interests of the company and its shareholders.
Performance
The most crucial test of a board’s commitment to the company and its shareholders lies in the actions of the board and its members. We look at the performance of these individuals as directors and executives of the company and of other companies where they have served.
     Voting Recommendations on the Basis of Performance
We disfavor directors who have a record of not fulfilling their responsibilities to shareholders at any company where they have held a board or executive position. We typically recommend voting against:
1. A director who fails to attend a minimum of 75% of the board meetings or 75% of the total of applicable committee meetings and board meetings.8
2. A director who belatedly filed a significant form(s) 4 or 5, or who has a pattern of late filings if the late filing was the director’s fault (we look at these late filing situations on a case-by-case basis).
3. A director who is also the CEO of a company where a serious and material restatement has occurred after the CEO had previously certified the pre-restatement financial statements.
4. A director who has received two against recommendations from Glass Lewis for identical reasons within the prior year at different companies (the same situation must also apply at the company being analyzed).
5. All directors who served on the board if, for the last three years, the company’s performance has been in the bottom quartile of the sector and the directors have not taken reasonable steps to address the poor performance.

[8]	However, where a director has served for less than one full year, we will typically not recommend voting against for failure to attend 75% of meetings. Rather, we will note the poor attendance with a recommendation to track this issue going forward. We will also refrain from recommending to vote against directors when the proxy discloses that the director missed the meetings due to serious illness or other extenuating circumstances.

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     Audit Committees and Performance
Audit committees play an integral role in overseeing the financial reporting process because “[v]ibrant and stable capital markets depend on, among other things, reliable, transparent, and objective financial information to support an efficient and effective capital market process. The vital oversight role audit committees play in the process of producing financial information has never been more important.”9
When assessing an audit committee’s performance, we are aware that an audit committee does not prepare financial statements, is not responsible for making the key judgments and assumptions that affect the financial statements, and does not audit the numbers or the disclosures provided to investors. Rather, an audit committee member monitors and oversees the process and procedures that management and auditors perform. The 1999 Report and Recommendations of the Blue Ribbon Committee on Improving the Effectiveness of Corporate Audit Committees stated it best:
A proper and well-functioning system exists, therefore, when the three main groups responsible for financial reporting — the full board including the audit committee, financial management including the internal auditors, and the outside auditors — form a ‘three legged stool’ that supports responsible financial disclosure and active participatory oversight. However, in the view of the Committee, the audit committee must be ‘first among equals’ in this process, since the audit committee is an extension of the full board and hence the ultimate monitor of the process.
     Standards for Assessing the Audit Committee
For an audit committee to function effectively on investors’ behalf, it must include members with sufficient knowledge to diligently carry out their responsibilities. In its audit and accounting recommendations, the Conference Board Commission on Public Trust and Private Enterprise said “members of the audit committee must be independent and have both knowledge and experience in auditing financial matters.”10
We are skeptical of audit committees where there are members that lack expertise as a Certified Public Accountant (CPA), Chief Financial Officer (CFO) or corporate controller or similar experience. While we will not necessarily vote against members of an audit committee when such expertise is lacking, we are more likely to vote against committee members when a problem such as a restatement occurs and such expertise is lacking.
Glass Lewis generally assesses audit committees against the decisions they make with respect to their oversight and monitoring role. The quality and integrity of the financial statements and earnings reports, the completeness of disclosures necessary for investors to make informed decisions, and the effectiveness of the internal controls should provide reasonable assurance that the financial statements are materially free from errors. The independence of the external auditors and the results of their work all provide useful information by which to assess the audit committee.

[9]	Audit Committee Effectiveness — What Works Best.” PricewaterhouseCoopers. The Institute of Internal Auditors Research Foundation. 2005.

[10]	Commission on Public Trust and Private Enterprise. The Conference Board. 2003.

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When assessing the decisions and actions of the audit committee, we typically defer to its judgment and would vote in favor of its members, but we would recommend voting against the following members under the following circumstances:11
1. All members of the audit committee when options were backdated, there is a lack of adequate controls in place, there was a resulting restatement, and disclosures indicate there was a lack of documentation with respect to the option grants.
2. The audit committee chair, if the audit committee does not have a financial expert or the committee’s financial expert does not have a demonstrable financial background sufficient to understand the financial issues unique to public companies.
3. The audit committee chair, if the audit committee did not meet at least 4 times during the year.
4. The audit committee chair, if the committee has less than three members.
5. Any audit committee member who sits on more than three public company audit committees, unless the audit committee member is a retired CPA, CFO, controller or has similar experience, in which case the limit shall be four committees, taking time and availability into consideration including a review of the audit committee member’s attendance at all board and committee meetings.
6. All members of an audit committee who are up for election and who served on the committee at the time of the audit, if audit and audit-related fees total one-third or less of the total fees billed by the auditor.
7. The audit committee chair when tax and/or other fees are greater than audit and audit-related fees paid to the auditor for more than one year in a row (in which case we also recommend against ratification of the auditor).
8. All members of an audit committee where non-audit fees include fees for tax services (including, but not limited to, such things as tax avoidance or shelter schemes) for senior executives of the company. Such services are now prohibited by the PCAOB.
9. All members of an audit committee that reappointed an auditor that we no longer consider to be independent for reasons unrelated to fee proportions.
10. All members of an audit committee when audit fees are excessively low, especially when compared with other companies in the same industry.
11. The audit committee chair12 if the committee failed to put auditor ratification on the ballot for shareholder approval. However, if the non-audit fees or tax fees exceed audit plus audit-related fees in either the current or the prior year, then Glass Lewis will recommend voting against the entire audit committee.

[11]	Where the recommendation is to vote against the committee chair but the chair is not up for election because the board is staggered, we do not recommend voting against the members of the committee who are up for election; rather, we will simply express our concern with regard to the committee chair.

[12]	In all cases, if the chair of the committee is not specified, we recommend voting against the director who has been on the committee the longest.

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12. All members of an audit committee where the auditor has resigned and reported that a section 10A13 letter has been issued.
13. All members of an audit committee at a time when material accounting fraud occurred at the company.
14. All members of an audit committee at a time when annual and/or multiple quarterly financial statements had to be restated, and any of the following factors apply:
•	The restatement involves fraud or manipulation by insiders;

•	The restatement is accompanied by an SEC inquiry or investigation;

•	The restatement involves revenue recognition;

•	The restatement results in a greater than 5% adjustment to costs of goods sold, operating expense, or operating cash flows; or

•	The restatement results in a greater than 5% adjustment to net income, 10% adjustment to assets or shareholders equity, or cash flows from financing or investing activities.
15. All members of an audit committee if the company repeatedly fails to file its financial reports in a timely fashion. For example, the company has filed two or more quarterly or annual financial statements late within the last 5 quarters.
16. All members of an audit committee when it has been disclosed that a law enforcement agency has charged the company and/or its employees with a violation of the Foreign Corrupt Practices Act (FCPA).
17. All members of an audit committee when the company has aggressive accounting policies and/or poor disclosure or lack of sufficient transparency in its financial statements.
18. All members of the audit committee when there is a disagreement with the auditor and the auditor resigns or is dismissed.
19. All members of the audit committee if the contract with the auditor specifically limits the auditor’s liability to the company for damages.14
20. All members of the audit committee who served since the date of the company’s last annual meeting, and when, since the last annual meeting, the company has reported a material weakness that has not yet been corrected, or, when the company has an ongoing material weakness from a prior year that has not yet been corrected.
We also take a dim view of audit committee reports that are boilerplate, and which provide little or no information or transparency to investors. When a problem such as a material weakness, restatement or late filings occurs, we take into consideration, in forming our judgment with respect to the audit committee, the transparency of the audit committee report.
     Compensation Committee Performance

[13]	Auditors are required to report all potential illegal acts to management and the audit committee unless they are clearly inconsequential in nature. If the audit committee or the board fails to take appropriate action on an act that has been determined to be a violation of the law, the independent auditor is required to send a section 10A letter to the SEC. Such letters are rare and therefore we believe should be taken seriously.

[14]	The Council of Institutional Investors. “Corporate Governance Policies,” p. 4, April 5, 2006; and “Letter from Council of Institutional Investors to the AICPA,” November 8, 2006.

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Compensation committees have the final say in determining the compensation of executives. This includes deciding the basis on which compensation is determined, as well as the amounts and types of compensation to be paid. This process begins with the hiring and initial establishment of employment agreements, including the terms for such items as pay, pensions and severance arrangements. It is important in establishing compensation arrangements that compensation be consistent with, and based on the long-term economic performance of, the business’s long-term shareholders returns.
Compensation committees are also responsible for the oversight of the transparency of compensation. This oversight includes disclosure of compensation arrangements, the matrix used in assessing pay for performance, and the use of compensation consultants. In order to ensure the independence of the compensation consultant, we believe the compensation committee should only engage a compensation consultant that is not also providing any services to the company or management apart from their contract with the compensation committee. It is important to investors that they have clear and complete disclosure of all the significant terms of compensation arrangements in order to make informed decisions with respect to the oversight and decisions of the compensation committee.
Finally, compensation committees are responsible for oversight of internal controls over the executive compensation process. This includes controls over gathering information used to determine compensation, establishment of equity award plans, and granting of equity awards. Lax controls can and have contributed to conflicting information being obtained, for example through the use of nonobjective consultants. Lax controls can also contribute to improper awards of compensation such as through granting of backdated or spring-loaded options, or granting of bonuses when triggers for bonus payments have not been met.
Central to understanding the actions of a compensation committee is a careful review of the Compensation Discussion and Analysis (CD&A) report included in each company’s proxy. We review the CD&A in our evaluation of the overall compensation practices of a company, as overseen by the compensation committee. The CD&A is also integral to the evaluation of compensation proposals at companies, such as management-submitted advisory compensation vote proposals, which allow shareholders to vote on the compensation paid to a company’s top executives.
In our evaluation of the CD&A, we examine, among other factors, the following:
1. The extent to which the company uses appropriate performance goals and metrics in determining overall compensation as an indication that pay is tied to performance.
2. How clearly the company discloses performance metrics and goals so that shareholders may make an independent determination that goals were met.
3. The extent to which the performance metrics, targets and goals are implemented to enhance company performance and encourage prudent risk-taking.
4. The selected peer group(s) so that shareholders can make a comparison of pay and performance across the appropriate peer group.
5. The extent to which the company benchmarks compensation levels at a specific percentile of its peer group along with the rationale for selecting such a benchmark.
6. The amount of discretion granted management or the compensation committee to deviate from defined performance metrics and goals in making awards, as well as the appropriateness of the use of such discretion.

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We provide an overall evaluation of the quality and content of a company’s executive compensation policies and procedures as disclosed in a CD&A as either good, fair or poor.
We evaluate compensation committee members on the basis of their performance while serving on the compensation committee in question, not for actions taken solely by prior committee members who are not currently serving on the committee. At companies that provide shareholders with non-binding advisory votes on executive compensation (“Say-on-Pay”), we will use the Say-on-Pay proposal as the initial, primary means to express dissatisfaction with the company’s compensation polices and practices rather than recommending voting against members of the compensation committee (except in the most egregious cases).
When assessing the performance of compensation committees, we will recommend voting against for the following:15
1. All members of the compensation committee who are up for election and served at the time of poor pay-for-performance (e.g., a company receives an F grade in our pay-for-performance analysis) when shareholders are not provided with an advisory vote on executive compensation.16
2. Any member of the compensation committee who has served on the compensation committee of at least two other public companies that received F grades in our pay-for-performance model and who is also suspect at the company in question.
3. The compensation committee chair if the company received two D grades in consecutive years in our pay-for-performance analysis, and if during the past year the Company performed the same as or worse than its peers.17
4. All members of the compensation committee (during the relevant time period) if the company entered into excessive employment agreements and/or severance agreements.
5. All members of the compensation committee when performance goals were changed (i.e., lowered) when employees failed or were unlikely to meet original goals, or performance-based compensation was paid despite goals not being attained.
6. All members of the compensation committee if excessive employee perquisites and benefits were allowed.

[15]	Where the recommendation is to vote against the committee chair and the chair is not up for election because the board is staggered, we do not recommend voting against any members of the committee who are up for election; rather, we will simply express our concern with regard to the committee chair.

[16]	Where there are multiple CEOs in one year, we will consider not recommending against the compensation committee but will defer judgment on compensation policies and practices until the next year or a full year after arrival of the new CEO. In addition, if a company provides shareholders with a Say-on-Pay proposal and receives an F grade in our pay-for-performance model, we will recommend that shareholders only vote against the Say-on-Pay proposal rather than the members of the compensation committee, unless the company exhibits egregious practices. However, if the company receives successive F grades, we will then recommend against the members of the compensation committee in addition to recommending voting against the Say-on-Pay proposal.

[17]	In cases where the company received two D grades in consecutive years, but during the past year the company performed better than its peers or improved from a D to an F grade year over year, we refrain from recommending to vote against the compensation chair. In addition, if a company provides shareholders with a Say-on-Pay proposal in this instance, we will consider voting against the advisory vote rather than the compensation committee chair unless the company exhibits unquestionably egregious practices.

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7. The compensation committee chair if the compensation committee did not meet during the year, but should have (e.g., because executive compensation was restructured or a new executive was hired).
8. All members of the compensation committee when the company repriced options within the past two years and we would not have supported the repricing (e.g., officers and directors were allowed to participate).
9. All members of the compensation committee when vesting of in-the-money options is accelerated or when fully vested options are granted.
10. All members of the compensation committee when option exercise prices were backdated. Glass Lewis will recommend voting against an executive director who played a role in and participated in option backdating.
11. All members of the compensation committee when option exercise prices were spring-loaded or otherwise timed around the release of material information.
12. All members of the compensation committee when a new employment contract is given to an executive that does not include a clawback provision and the company had a material restatement, especially if the restatement was due to fraud.
13. The chair of the compensation committee where the CD&A provides insufficient or unclear information about performance metrics and goals, where the CD&A indicates that pay is not tied to performance, or where the compensation committee or management has excessive discretion to alter performance terms or increase amounts of awards in contravention of previously defined targets.
14. All members of the compensation committee during whose tenure the committee failed to implement a shareholder proposal regarding a compensation-related issue, where the proposal received the affirmative vote of a majority of the voting shares at a shareholder meeting, and when a reasonable analysis suggests that the compensation committee (rather than the governance committee) should have taken steps to implement the request.18
     Nominating and Governance Committee Performance
The nominating and governance committee, as an agency for the shareholders, is responsible for the governance by the board of the company and its executives. In performing this role, the board is responsible and accountable for selection of objective and competent board members. It is also responsible for providing leadership on governance policies adopted by the company, such as decisions to implement shareholder proposals that have received a majority vote.
Regarding the nominating and or governance committee, we will recommend voting against the following:19
1. All members of the governance committee20 during whose tenure the board failed to implement a shareholder proposal with a direct and substantial impact on shareholders and

[18]	In all other instances (i.e. a non-compensation-related shareholder proposal should have been implemented) we recommend that shareholders vote against the members of the governance committee.

[19]	Where we would recommend to vote against the committee chair but the chair is not up for election because the board is staggered, we do not recommend voting against any members of the committee who are up for election; rather, we will simply express our concern regarding the committee chair.

[20]	If the board does not have a governance committee (or a committee that serves such a purpose), we recommend voting against the entire board on this basis.

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their rights — i.e., where the proposal received enough shareholder votes (at least a majority) to allow the board to implement or begin to implement that proposal.21 Examples of these types of shareholder proposals are majority vote to elect directors and to declassify the board.
2. The governance committee chair,22 when the chairman is not independent and an independent lead or presiding director has not been appointed.23 We note that each of the Business Roundtable, The Conference Board, and the Council of Institutional Investors advocates that two-thirds of the board be independent.
3. In the absence of a nominating committee, the governance committee chair when there are less than five or the whole nominating committee when there are more than 20 members on the board.
4. The governance committee chair, when the committee fails to meet at all during the year.
5. The governance committee chair, when for two consecutive years the company provides what we consider to be “inadequate” related party transaction disclosure (i.e. the nature of such transactions and/or the monetary amounts involved are unclear or excessively vague, thereby preventing an average shareholder from being able to reasonably interpret the independence status of multiple directors above and beyond what the company maintains is compliant with SEC or applicable stock-exchange listing requirements).
Regarding the nominating committee, we will recommend voting against the following:24
1. All members of the nominating committee, when the committee nominated or renominated an individual who had a significant conflict of interest or whose past actions demonstrated a lack of integrity or inability to represent shareholder interests.
2. The nominating committee chair, if the nominating committee did not meet during the year, but should have (i.e., because new directors were nominated or appointed since the time of the last annual meeting).
3. In the absence of a governance committee, the nominating committee chair25 when the chairman is not independent, and an independent lead or presiding director has not been appointed.26

[21]	Where a compensation-related shareholder proposal should have been implemented, and when a reasonable analysis suggests that the members of the compensation committee (rather than the governance committee) bear the responsibility for failing to implement the request, we recommend that shareholders only vote against members of the compensation committee.

[22]	If the committee chair is not specified, we recommend voting against the director who has been on the committee the longest. If the longest-serving committee member cannot be determined, we will recommend voting against the longestserving board member serving on the committee.

[23]	We believe that one independent individual should be appointed to serve as the lead or presiding director. When such a position is rotated among directors from meeting to meeting, we will recommend voting against as if there were no lead or presiding director.

[24]	Where we would recommend is to vote against the committee chair but the chair is not up for election because the board is staggered, we do not recommend voting against any members of the committee who are up for election; rather, we will simply express our concern regarding the committee chair.

[25]	If the committee chair is not specified, we will recommend voting against the director who has been on the committee the longest. If the longest-serving committee member cannot be determined, we will recommend voting against the longest-serving board member on the committee.

[26]	In the absence of both a governance and a nominating committee, we will recommend voting against the chairman of the board on this basis.

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4. The nominating committee chair, when there are less than five or the whole nominating committee when there are more than 20 members on the board.27
5. The nominating committee chair, when a director received a greater than 50% against vote the prior year and not only was the director not removed, but the issues that raised shareholder concern were not corrected.28
     Board-level Risk Management Oversight
Glass Lewis evaluates the risk management function of a public company board on a strictly case-by-case basis. Sound risk management, while necessary at all companies, is particularly important at financial firms which inherently maintain significant exposure to financial risk. We believe such financial firms should have a chief risk officer reporting directly to the board and a dedicated risk committee or a committee of the board charged with risk oversight. Moreover, many non-financial firms maintain strategies which involve a high level of exposure to financial risk. Similarly, since many non-financial firm have significant hedging or trading strategies, including financial and non-financial derivatives, those firms should also have a chief risk officer and a risk committee.
When analyzing the risk management practices of public companies, we take note of any significant losses or writedowns on financial assets and/or structured transactions. In cases where a company has disclosed a sizable loss or writedown, and where we find that the company’s board-level risk committee contributed to the loss through poor oversight, we would recommend that shareholders vote against such committee members on that basis. In addition, in cases where a company maintains a significant level of financial risk exposure but fails to disclose any explicit form of board-level risk oversight (committee or otherwise) 29, we will consider recommending to vote against the chairman of the board on that basis. However, we generally would not recommend voting against a combined chairman/CEO except in egregious cases.
Experience
We find that a director’s past conduct is often indicative of future conduct and performance. We often find directors with a history of overpaying executives or of serving on boards where avoidable disasters have occurred appearing at companies that follow these same patterns. Glass Lewis has a proprietary database of every officer and director serving at 8,000 of the most widely held U.S. companies. We use this database to track the performance of directors across companies.
     Voting Recommendations on the Basis of Director Experience
We typically recommend that shareholders vote against directors who have served on boards or as executives of companies with records of poor performance, inadequate risk oversight,

[27]	In the absence of both a governance and a nominating committee, we will recommend voting against the chairman of the board on this basis.

[28]	Considering that shareholder discontent clearly relates to the director who received a greater than 50% against vote rather than the nominating chair, we review the validity of the issue(s) that initially raised shareholder concern, follow-up on such matters, and only recommend voting against the nominating chair if a reasonable analysis suggests that it would be most appropriate. In rare cases, we will consider recommending against the nominating chair when a director receives a substantial (i.e., 25% or more) vote against based on the same analysis.

[29]	A committee responsible for risk management could be a dedicated risk committee, or another board committee, usually the audit committee but occasionally the finance committee, depending on a given company’s board structure and method of disclosure. At some companies, the entire board is charged with risk management.

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overcompensation, audit- or accounting-related issues, and/or other indicators of mismanagement or actions against the interests of shareholders.30
Likewise, we examine the backgrounds of those who serve on key board committees to ensure that they have the required skills and diverse backgrounds to make informed judgments about the subject matter for which the committee is responsible.
Other Considerations
In addition to the three key characteristics — independence, performance, experience — that we use to evaluate board members, we consider conflict-of-interest issues in making voting recommendations.
     Conflicts of Interest
We believe board members should be wholly free of identifiable and substantial conflicts of interest, regardless of the overall level of independent directors on the board. Accordingly, we recommend that shareholders vote against the following types of affiliated or inside directors:
1. A CFO who is on the board: In our view, the CFO holds a unique position relative to financial reporting and disclosure to shareholders. Because of the critical importance of financial disclosure and reporting, we believe the CFO should report to the board and not be a member of it.
2. A director who is on an excessive number of boards: We will typically recommend voting against a director who serves as an executive officer of any public company while serving on more than two other public company boards and any other director who serves on more than six public company boards typically receives an against recommendation from Glass Lewis. Academic literature suggests that one board takes up approximately 200 hours per year of each member’s time. We believe this limits the number of boards on which directors can effectively serve, especially executives at other companies.31 Further, we note a recent study has shown that the average number of outside board seats held by CEOs of S&P 500 companies is 0.7, down from 0.9 in 2004 and 1.6 in 1999.32
3. A director, or a director who has an immediate family member, providing consulting or other material professional services to the company: These services may include legal, consulting, or financial services. We question the need for the company to have consulting relationships with its directors. We view such relationships as creating conflicts for directors, since they may be forced to weigh their own interests against shareholder interests when making board decisions. In addition, a company’s decisions regarding where to turn for the best professional services may be compromised when doing business with the professional services firm of one of the company’s directors.
4. A director, or a director who has an immediate family member, engaging in airplane, real estate, or similar deals, including perquisite-type grants from the company, amounting

[30]	We typically apply a three-year look-back to such issues and also research to see whether the responsible directors have been up for election since the time of the failure, and if so, we take into account the percentage of support they received from shareholders.

[31]	Our guidelines are similar to the standards set forth by the NACD in its “Report of the NACD Blue Ribbon Commission on Director Professionalism,” 2001 Edition, pp. 14-15 (also cited approvingly by the Conference Board in its “Corporate Governance Best Practices: A Blueprint for the Post-Enron Era,” 2002, p. 17), which suggested that CEOs should not serve on more than 2 additional boards, persons with full-time work should not serve on more than 4 additional boards, and others should not serve on more than six boards.

[32]	Spencer Stuart Board Index, 2009, p. 19

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to more than $50,000: Directors who receive these sorts of payments from the company will have to make unnecessarily complicated decisions that may pit their interests against shareholder interests.
5. Interlocking directorships: CEOs or other top executives who serve on each other’s boards create an interlock that poses conflicts that should be avoided to ensure the promotion of shareholder interests above all else.33
6. All board members who served at a time when a poison pill was adopted without shareholder approval within the prior twelve months.
     Size of the Board of Directors
While we do not believe there is a universally applicable optimum board size, we do believe boards should have at least five directors to ensure sufficient diversity in decision-making and to enable the formation of key board committees with independent directors. Conversely, we believe that boards with more than 20 members will typically suffer under the weight of “too many cooks in the kitchen” and have difficulty reaching consensus and making timely decisions. Sometimes the presence of too many voices can make it difficult to draw on the wisdom and experience in the room by virtue of the need to limit the discussion so that each voice may be heard.
To that end, we typically recommend voting against the chairman of the nominating committee at a board with fewer than five directors. With boards consisting of more than 20 directors, we typically recommend voting against all members of the nominating committee (or the governance committee, in the absence of a nominating committee).34
Controlled Companies
Controlled companies present an exception to our independence recommendations. The board’s function is to protect shareholder interests; however, when an individual or entity owns more than 50% of the voting shares, the interests of the majority of shareholders are the interests of that entity or individual. Consequently, Glass Lewis does not apply our usual two-thirds independence rule and therefore we will not recommend voting against boards whose composition reflects the makeup of the shareholder population.
     Independence Exceptions
The independence exceptions that we make for controlled companies are as follows:
1. We do not require that controlled companies have boards that are at least two-thirds independent. So long as the insiders and/or affiliates are connected with the controlling entity, we accept the presence of non-independent board members.
2. The compensation committee and nominating and governance committees do not need to consist solely of independent directors.

[33]	There is no look-back period for this situation. This only applies to public companies and we only footnote it for the non-insider.

[34]	The Conference Board, at p. 23 in its report “Corporate Governance Best Practices, Id.,” quotes one of its roundtable participants as stating, “[w]hen you’ve got a 20 or 30 person corporate board, it’s one way of assuring that nothing is ever going to happen that the CEO doesn’t want to happen.”

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a. We believe that standing nominating and corporate governance committees at controlled companies are unnecessary. Although having a committee charged with the duties of searching for, selecting, and nominating independent directors can be beneficial, the unique composition of a controlled company’s shareholder base makes such committees weak and irrelevant.
b. Likewise, we believe that independent compensation committees at controlled companies are unnecessary. Although independent directors are the best choice for approving and monitoring senior executives’ pay, controlled companies serve a unique shareholder population whose voting power ensures the protection of its interests. As such, we believe that having affiliated directors on a controlled company’s compensation committee is acceptable. However, given that a controlled company has certain obligations to minority shareholders we feel that an insider should not serve on the compensation committee. Therefore, Glass Lewis will recommend voting against any insider (the CEO or otherwise) serving on the compensation committee.
3. Controlled companies do not need an independent chairman or an independent lead or presiding director. Although an independent director in a position of authority on the board — such as chairman or presiding director — can best carry out the board’s duties, controlled companies serve a unique shareholder population whose voting power ensures the protection of its interests.
4. Where an individual or entity owns more than 50% of a company’s voting power but the company is not a “controlled” company as defined by relevant listing standards, we apply a lower independence requirement of a majority of the board but keep all other standards in place. Similarly, where an individual or entity holds between 20-50% of a company’s voting power, but the company is not “controlled” and there is not a “majority” owner, we will allow for proportional representation on the board based on the individual or entity’s percentage of ownership.
     Size of the Board of Directors
We have no board size requirements for controlled companies.
     Audit Committee Independence
We believe that audit committees should consist solely of independent directors. Regardless of a company’s controlled status, the interests of all shareholders must be protected by ensuring the integrity and accuracy of the company’s financial statements. Allowing affiliated directors to oversee the preparation of financial reports could create an insurmountable conflict of interest.
Mutual Fund Boards
Mutual funds, or investment companies, are structured differently from regular public companies (i.e., operating companies). Typically, members of a fund’s adviser are on the board and management takes on a different role from that of regular public companies. Thus, we focus on a short list of requirements, although many of our guidelines remain the same.
The following mutual fund policies are similar to the policies for regular public companies:
1. Size of the board of directors: The board should be made up of between five and twenty directors.

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2. The CFO on the board: Neither the CFO of the fund nor the CFO of the fund’s registered investment adviser should serve on the board.
3. Independence of the audit committee: The audit committee should consist solely of independent directors.
4. Audit committee financial expert: At least one member of the audit committee should be designated as the audit committee financial expert.
The following differences from regular public companies apply at mutual funds:
1. Independence of the board: We believe that three-fourths of an investment company’s board should be made up of independent directors. This is consistent with a proposed SEC rule on investment company boards. The Investment Company Act requires 40% of the board to be independent, but in 2001, the SEC amended the Exemptive Rules to require that a majority of a mutual fund board be independent. In 2005, the SEC proposed increasing the independence threshold to 75%. In 2006, a federal appeals court ordered that this rule amendment be put back out for public comment, putting it back into “proposed rule” status. Since mutual fund boards play a vital role in overseeing the relationship between the fund and its investment manager, there is greater need for independent oversight than there is for an operating company board.
2. When the auditor is not up for ratification: We do not recommend voting against the audit committee if the auditor is not up for ratification because, due to the different legal structure of an investment company compared to an operating company, the auditor for the investment company (i.e., mutual fund) does not conduct the same level of financial review for each investment company as for an operating company.
3. Non-independent chairman: The SEC has proposed that the chairman of the fund board be independent. We agree that the roles of a mutual fund’s chairman and CEO should be separate. Although we believe this would be best at all companies, we recommend voting against the chairman of an investment company’s nominating committee as well as the chairman of the board if the chairman and CEO of a mutual fund are the same person and the fund does not have an independent lead or presiding director. Seven former SEC commissioners support the appointment of an independent chairman and we agree with them that “an independent board chairman would be better able to create conditions favoring the long-term interests of fund shareholders than would a chairman who is an executive of the adviser.” (See the comment letter sent to the SEC in support of the proposed rule at http://sec.gov/rules/proposed/s70304/s70304-179.pdf)
DECLASSIFIED BOARDS
Glass Lewis favors the repeal of staggered boards and the annual election of directors. We believe staggered boards are less accountable to shareholders than boards that are elected annually. Furthermore, we feel the annual election of directors encourages board members to focus on shareholder interests.
Empirical studies have shown: (i) companies with staggered boards reduce a firm’s value; and (ii) in the context of hostile takeovers, staggered boards operate as a takeover defense, which entrenches management, discourages potential acquirers, and delivers a lower return to target shareholders.
In our view, there is no evidence to demonstrate that staggered boards improve shareholder returns in a takeover context. Research shows that shareholders are worse off when a staggered board blocks a transaction. A study by a group of Harvard Law professors concluded that companies whose staggered boards prevented a takeover “reduced shareholder returns for targets ... on the order of eight to ten

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percent in the nine months after a hostile bid was announced.”35 When a staggered board negotiates a friendly transaction, no statistically significant difference in premiums occurs.36
During a March 2004 Glass Lewis Proxy Talk on staggered boards, the proponents of staggered boards could not identify research showing that staggered boards increase shareholder value. The opponents of such a structure marshaled significant support for the proposition that, holding everything else constant, classified boards reduce shareholder value. Lucian Bebchuk, a Harvard Law professor who studies corporate governance issues, concluded that charter-based staggered boards “reduce the market value of a firm by 4% to 6% of its market capitalization” and that “staggered boards bring about and not merely reflect this reduction in market value.”37
Shareholders have increasingly come to agree with this view. In 2008 only 40% of U.S. companies had a classified board structure, down from approximately 60% of companies in 2004. Clearly, more shareholders have supported the repeal of classified boards. Resolutions relating to the repeal of staggered boards garnered on average over 70% support among shareholders in 2008, whereas in 1987, only 16.4% of votes cast favored board declassification.
Given the empirical evidence suggesting staggered boards reduce a company’s value and the increasing shareholder opposition to such a structure, Glass Lewis supports the declassification of boards and the annual election of directors.
MANDATORY DIRECTOR RETIREMENT PROVISIONS
Director Term and Age Limits
Glass Lewis believes that director age and term limits typically are not in shareholders’ best interests. Too often age and term limits are used by boards as a crutch to remove board members who have served for an extended period of time. When used in that fashion, they are indicative of a board that has a difficult time making “tough decisions.”
Academic literature suggests that there is no evidence of a correlation between either length of tenure or age and director performance. On occasion, term limits can be used as a means to remove a director for boards that are unwilling to police their membership and to enforce turnover. Some shareholders support term limits as a way to force change when boards are unwilling to do so.
While we understand age limits can be a way to force change where boards are unwilling to make changes on their own, the long-term impact of age limits restricts experienced and potentially valuable board members from service through an arbitrary means. Further, age limits unfairly imply that older (or, in rare cases, younger) directors cannot contribute to company oversight. A director’s experience can be valuable to shareholders because directors navigate complex and critical issues when serving on a board.
In our view, a director’s experience can be a valuable asset to shareholders because of the complex, critical issues that boards face. However, we support periodic director rotation to ensure a fresh perspective in the boardroom and the generation of new ideas and business strategies. We believe the board should implement such rotation instead of relying on arbitrary limits. When necessary, shareholders can address the issue of director rotation through director elections.

[35]	Lucian Bebchuk, John Coates, Guhan Subramanian, “The Powerful Antitakeover Force of Staggered Boards: Further Findings and a Reply to Symposium Participants,” December 2002, page 1.

[36]	Id. at 2 (“Examining a sample of seventy-three negotiated transactions from 2000 to 2002, we find no systematic benefits in terms of higher premia to boards that have [staggered structures].”).

[37]	Lucian Bebchuk, Alma Cohen, “The Costs of Entrenched Boards” (2004).

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We believe that shareholders are better off monitoring the board’s approach to corporate governance and the board’s stewardship of company performance rather than imposing inflexible rules that don’t necessarily correlate with returns or benefits for shareholders.
However, if a board adopts term/age limits, it should follow through and not waive such limits. If the board waives its term/age limits, Glass Lewis will consider recommending shareholders vote against the nominating and/or governance committees, unless the rule was waived with sufficient explanation, such as consummation of a corporate transaction like a merger.
REQUIRING TWO OR MORE NOMINEES PER BOARD SEAT
In an attempt to address lack of access to the ballot, shareholders sometimes propose that the board give shareholders a choice of directors for each open board seat in every election. However, we feel that policies requiring a selection of multiple nominees for each board seat would discourage prospective directors from accepting nominations. A prospective director could not be confident either that he or she is the board’s clear choice or that he or she would be elected. Therefore, Glass Lewis generally will vote against such proposals.
SHAREHOLDER ACCESS
The SEC proposal: Shareholders have continuously sought a way to have a voice in director elections in recent years. Most of these efforts have centered on regulatory change at the SEC over the past several years. In July of 2007, the SEC responded by issuing two proposed rules, one to allow certain shareholders to submit director nominations for inclusion on management’s proxy and the second to disallow shareholder access proposals from being submitted by shareholders. The former rule did not pass but the latter rule was subsequently approved by the SEC in November of 2007, allowing companies to exclude shareholder access proposals from their proxy statements, in effect reverting to the SEC position prior to AFSCME’s challenge, ultimately upheld by the Second Circuit Court of Appeals, of the SEC’s decision to allow AIG to exclude the group’s access proposal.
During this window of opportunity prior to the SEC’s final rulemaking in November, three companies faced access proposals in 2007. The proposals received considerable votes in favor, garnering nearly 40% support at Hewlett Packard, 42% support at UnitedHealth and passing with 51% of the votes at Cryo-Cell International.
More recently, in June 2009 the SEC released proposed Rule 14a-11, which, if adopted would require most companies to include shareholder nominees for directors in company proxy materials under certain circumstances—namely if the shareholder(s) seeking to nominate directors beneficially owned shares in the company for at least one year, as well as met an ownership threshold based on a sliding scale depending on the company’s size. Since the release of proposed Rule 14a-11, the SEC has reviewed over 500 public comment letters regarding the rule and has therefore deferred voting on the proposed rule until early 2010. As a result, it is unlikely shareholders will have the opportunity to vote on access proposals in 2010.
MAJORITY VOTE FOR THE ELECTION OF DIRECTORS
In stark contrast to the failure of shareholder access to gain acceptance, majority voting for the election of directors is fast becoming the de facto standard in corporate board elections. In our view, the majority voting proposals are an effort to make the case for shareholder impact on director elections on a company-specific basis.

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While this proposal would not give shareholders the opportunity to nominate directors or lead to elections where shareholders have a choice among director candidates, if implemented, the proposal would allow shareholders to have a voice in determining whether the nominees proposed by the board should actually serve as the overseer-representatives of shareholders in the boardroom. We believe this would be a favorable outcome for shareholders.
During 2009 Glass Lewis tracked 46 proposals to require a majority vote to elect directors at annual meetings in the U.S., up from 24 such proposals in 2008, but down from 54 proposals during 2007 and 147 proposals during 2006. The general decline in the number of proposals being submitted was a result of many companies adopting some form of majority voting, including well over 2/3 of companies in the S&P 500 index. During 2009 these proposals received on average 59% shareholder support (based on for and against votes), up from 54% in 2008.
The plurality vote standard
Today, most US companies still elect directors by a plurality vote standard. Under that standard, if one shareholder holding only one share votes in favor of a nominee (including himself, if the director is a shareholder), that nominee “wins” the election and assumes a seat on the board. The common concern among companies with a plurality voting standard was the possibility that one or more directors would not receive a majority of votes, resulting in “failed elections.” This was of particular concern during the 1980s, an era of frequent takeovers and contests for control of companies.
Advantages of a majority vote standard
If a majority vote standard were implemented, a nominee would have to receive the support of a majority of the shares voted in order to be elected. Thus, shareholders could collectively vote to reject a director they believe will not pursue their best interests. We think that this minimal amount of protection for shareholders is reasonable and will not upset the corporate structure nor reduce the willingness of qualified shareholder-focused directors to serve in the future.
We believe that a majority vote standard will likely lead to more attentive directors. Occasional use of this power will likely prevent the election of directors with a record of ignoring shareholder interests in favor of other interests that conflict with those of investors. Glass Lewis will generally support proposals calling for the election of directors by a majority vote except for use in contested director elections.
In response to the high level of support majority voting has garnered, many companies have voluntarily taken steps to implement majority voting or modified approaches to majority voting. These steps range from a modified approach requiring directors that receive a majority of withheld votes to resign (e.g., Ashland Inc.) to actually requiring a majority vote of outstanding shares to elect directors (e.g., Intel).
We feel that the modified approach does not go far enough because requiring a director to resign is not the same as requiring a majority vote to elect a director and does not allow shareholders a definitive voice in the election process. Further, under the modified approach, the corporate governance committee could reject a resignation and, even if it accepts the resignation, the corporate governance committee decides on the director’s replacement. And since the modified approach is usually adopted as a policy by the board or a board committee, it could be altered by the same board or committee at any time.

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II. Transparency and
Integrity of Financial Reporting
AUDITOR RATIFICATION
The auditor’s role as gatekeeper is crucial in ensuring the integrity and transparency of the financial information necessary for protecting shareholder value. Shareholders rely on the auditor to ask tough questions and to do a thorough analysis of a company’s books to ensure that the information provided to shareholders is complete, accurate, fair, and that it is a reasonable representation of a company’s financial position. The only way shareholders can make rational investment decisions is if the market is equipped with accurate information about a company’s fiscal health. As stated in the October 6, 2008 Final Report of the Advisory Committee on the Auditing Profession to the U.S. Department of the Treasury:
“The auditor is expected to offer critical and objective judgment on the financial matters under consideration, and actual and perceived absence of conflicts is critical to that expectation. The Committee believes that auditors, investors, public companies, and other market participants must understand the independence requirements and their objectives, and that auditors must adopt a mindset of skepticism when facing situations that may compromise their independence.”
As such, shareholders should demand an objective, competent and diligent auditor who performs at or above professional standards at every company in which the investors hold an interest. Like directors, auditors should be free from conflicts of interest and should avoid situations requiring a choice between the auditor’s interests and the public’s interests. Almost without exception, shareholders should be able to annually review an auditor’s performance and to annually ratify a board’s auditor selection. Moreover, in October 2008, the Advisory Committee on the Auditing Profession went even further, and recommended that “to further enhance audit committee oversight and auditor accountability ... disclosure in the company proxy statement regarding shareholder ratification [should] include the name(s) of the senior auditing partner(s) staffed on the engagement.”38
Voting Recommendations on Auditor Ratification
We generally support management’s choice of auditor except when we believe the auditor’s independence or audit integrity has been compromised. Where a board has not allowed shareholders to review and ratify an auditor, we typically recommend voting against the audit committee chairman. When there have been material restatements of annual financial statements or material weakness in internal controls, we usually recommend voting against the entire audit committee.
Reasons why we may not recommend ratification of an auditor include:
1. When audit fees plus audit-related fees total less than the tax fees and/or other non-audit fees.

[38]	“Final Report of the Advisory Committee on the Auditing Profession to the U.S. Department of the Treasury.” p. VIII:20, October 6, 2008.

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2. Recent material restatements of annual financial statements, including those resulting in the reporting of material weaknesses in internal controls and including late filings by the company where the auditor bears some responsibility for the restatement or late filing.39
3. When the auditor performs prohibited services such as tax-shelter work, tax services for the CEO or CFO, or contingent-fee work, such as a fee based on a percentage of economic benefit to the company.
4. When audit fees are excessively low, especially when compared with other companies in the same industry.
5. When the company has aggressive accounting policies.
6. When the company has poor disclosure or lack of transparency in its financial statements.
7. Where the auditor limited its liability through its contract with the company or the audit contract requires the corporation to use alternative dispute resolution procedures.
8. We also look for other relationships or concerns with the auditor that might suggest a conflict between the auditor’s interests and shareholder interests.
We typically support audit-related proposals regarding mandatory auditor rotation when the proposal uses a reasonable period of time (usually not less than 5-7 years).
PENSION ACCOUNTING ISSUES
A pension accounting question often raised in proxy proposals is what effect, if any, projected returns on employee pension assets should have on a company’s net income. This issue often arises in the executive-compensation context in a discussion of the extent to which pension accounting should be reflected in business performance for purposes of calculating payments to executives.
Glass Lewis believes that pension credits should not be included in measuring income that is used to award performance-based compensation. Because many of the assumptions used in accounting for retirement plans are subject to the company’s discretion, management would have an obvious conflict of interest if pay were tied to pension income. In our view, projected income from pensions does not truly reflect a company’s performance.

[39]	An auditor does not audit interim financial statements. Thus, we generally do not believe that an auditor should be opposed due to a restatement of interim financial statements unless the nature of the misstatement is clear from a reading of the incorrect financial statements.

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III. The Link Between
Compensation and Performance
Glass Lewis carefully reviews the compensation awarded to senior executives. We believe that this is an important area in which the board’s priorities are revealed. However, as a general rule, Glass Lewis does not believe shareholders should be involved in the design, negotiation, management or approval of compensation packages. Such matters should be left to the compensation committee, which can be held accountable for its decisions through their election.
However, Glass Lewis strongly believes executive compensation should be linked directly with the performance of the business the executive is charged with managing. Glass Lewis has a proprietary pay-for- performance model that evaluates the pay of the top five executives at US companies. Our model benchmarks these executives’ pay against their performance using four peer groups for each company: an industry peer group, a smaller sector peer group, a group of similar size companies and a geographic peer group. Using a forced curve and a school letter-grade system, we rank companies according to their pay-for-performance and recommend voting against compensation committees of companies failing our pay-for-performance analysis.
We use this analysis to inform our voting decisions on each of the compensation issues that arise on the ballot. Likewise, we use this analysis in our evaluation of the compensation committee’s performance.
Full Disclosure of Executive Compensation
Glass Lewis believes that comprehensive, timely and transparent disclosure of executive pay is critical to allowing shareholders to evaluate the extent to which the pay is keeping pace with company performance. When reviewing proxy materials, Glass Lewis examines whether the company discloses the performance metrics used to determine executive compensation. Performance metrics vary and may include items such as revenue growth, targets, or human resources issues.
However, we are concerned when a proposal goes too far in the level of detail that it requests for executives other than the most high-ranking leaders of the company. Shareholders are unlikely to need or be able to use compensation information for employees below the level of the most senior corporate officers.
Moreover, it is rarely in shareholders’ interests to disclose competitive data about individual salaries below the senior executive level. Such disclosure could create internal personnel discord that would be counterproductive for the company and its shareholders. While we favor full disclosure for senior executives and we view pay disclosure at the aggregate level (e.g., the number of employees being paid over a certain amount or in certain categories) as potentially useful, we do not believe shareholders need or will benefit from detailed reports about individual management employees other than the most senior executives.
Advisory Vote on Executive Compensation (“Say-on-Pay”)
The practice of approving a company’s compensation reports is standard practice in many non- US countries, and has been a requirement for companies in the United Kingdom since 2002 and in Australia since 2005. More recently, such proposals have been gaining traction in the United States. Beginning with AFLAC in 2008, over a dozen US companies began to voluntarily provide shareholders with an advisory vote prior to 2009. However, in February of 2009 the U.S. government implemented the American Recovery and Reinvestment Act, which required all companies that participated in the

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Capital Purchase Program (“CPP”) under the US Treasury’s Troubled Asset Relief Program (“TARP”) to provide shareholders with a separate shareholder vote to approve executive compensation. Glass Lewis reviewed over 280 of these Say-on-Pay proposals in 2009. As the US Treasury Department, the SEC and Congress contemplate proposed federal regulation in 2010 that would mandate advisory votes at all US public companies, shareholders should anticipate Say-on-Pay becoming a routine item at annual meetings in the years ahead.
Glass Lewis applies a highly nuanced approach when analyzing advisory votes on executive compensation. Not only can the specific resolutions vary from company to company, but we believe the compensation-related disclosure must be examined in the context of each company’s distinct industry as well as its historic pay-for-performance practices. Although Say-on-Pay proposals are non-binding, a high level of “against” or “abstain” votes demonstrate a lack of shareholder confidence in a company’s compensation policies and procedures. Therefore, after determining the specific aspects of disclosure actually being voted on (i.e., the CD&A, the summary compensation tables, and/or any related material), we focus on the following main factors when reviewing Say-on-Pay proposals:
•	The overall design and structure of the Company’s executive compensation program;

•	The link between compensation and performance as indicated by the Company’s current and past pay-for-performance grades;

•	The quality and content of the Company’s CD&A disclosure and

•	Any significant changes or modifications made to the Company’s compensation structure or award amounts, including base salaries.
In cases where our analysis reveals a compensation structure in drastic need of reform, we will recommend that shareholders vote against the Say-on-Pay proposal. Generally such instances include evidence of a pattern of poor pay-for-performance practices (i.e., deficient or failing pay for performance grades), unclear or questionable disclosure regarding the overall compensation structure (i.e., limited information regarding benchmarking processes, limited rationale for bonus performance metrics and targets, etc.), questionable adjustments to certain aspects of the overall compensation structure (i.e., limited rationale for significant changes to performance targets or metrics, the payout of guaranteed bonuses or sizable retention grants, etc.), and/or other egregious compensation practices.
Limits on Executive Compensation
Generally, Glass Lewis believes shareholders should not be directly involved in setting executive pay. Such matters should be left to the compensation committee. We view the election of compensation committee members as the appropriate mechanism for shareholders to express their disapproval or support of board policy on executive pay. Further, we believe that companies whose pay-for-performance is in line with their peers should be able to pay their executives in a way that drives growth and profit, without destroying ethical values, giving consideration to their peers’ comparable size and performance.
However, Glass Lewis favors performance-based compensation as an effective way to motivate executives to act in shareholders’ best interests. Performance-based pay may be limited if CEO pay is capped at a low level rather than flexibly tied to company performance.
Limits on Executive Stock Options
Stock options are a common form of executive compensation. Making options a part of compensation may be an effective way to attract and retain experienced executives and other key employees. Tying a portion of an executive’s pay to company performance also provides a good incentive for executives to

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maximize share value. Thus, we typically recommend that our clients oppose caps on executive stock options. However, stock option plans should prohibit re-pricing or vesting acceleration of the options.
Equity-Based Compensation Plans
Glass Lewis evaluates option- and other equity-based compensation plans using a detailed model and analyst review. We believe that equity compensation awards are useful, when not abused, for retaining employees and providing an incentive for them to act in a way that will improve company performance. Equity-based compensation programs have important differences from cash compensation plans and bonus programs. Accordingly, our model and analysis takes into account factors such as plan administration, the method and terms of exercise, repricing history, express or implied rights to reprice, and the presence of evergreen provisions.
Our analysis is quantitative and focused on the plan’s cost as compared with the business’s operating metrics. We run twenty different analyses, comparing the program with absolute limits we believe are key to equity value creation and with a carefully chosen peer group. In general, our model seeks to determine whether the proposed plan is either absolutely excessive or is more than one standard deviation away from the average plan for the peer group on a range of criteria, including dilution to shareholders and the projected annual cost relative to the company’s financial performance. Each of the twenty analyses (and their constituent parts) is weighted and the plan is scored in accordance with that weight.
In our analysis, we compare the program’s expected annual expense with the business’s operating metrics to help determine whether the plan is excessive in light of company performance. We also compare the option plan’s expected annual cost to the enterprise value of the firm rather than to market capitalization because the employees, managers and directors of the firm create enterprise value and not necessarily market capitalization (the biggest difference is seen where cash represents the vast majority of market capitalization). Finally, we do not rely exclusively on relative comparisons with averages because we believe that academic literature proves that some absolute limits are warranted.
We evaluate option plans based on ten overarching principles:
1. Companies should seek more shares only when needed.
2. Plans should be small enough that companies need shareholder approval every three to four years (or more frequently).
3. If a plan is relatively expensive, it should not grant options solely to senior executives and board members.
4. Annual net share count and voting power dilution should be limited.
5. Annual cost of the plan (especially if not shown on the income statement) should be reasonable as a percentage of financial results and should be in line with the peer group.
6. The expected annual cost of the plan should be proportional to the business’s value.
7. The intrinsic value that option grantees received in the past should be reasonable compared with the business’s financial results.
8. Plans should deliver value on a per-employee basis when compared with programs at peer companies.
9. Plans should not permit re-pricing of stock options.
10. Plans should not contain excessively liberal administrative or payment terms.

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Option Exchanges
Glass Lewis views option repricing plans and option exchange programs with great skepticism. Shareholders have substantial risk in owning stock and we believe that the employees, officers, and directors who receive stock options should be similarly situated to align their interests with shareholder interests.
We are concerned that option grantees who believe they will be “rescued” from underwater options will be more inclined to take unjustifiable risks. Moreover, a predictable pattern of repricing or exchanges substantially alters a stock option’s value because options that will practically never expire deeply out of the money are worth far more than options that carry a risk of expiration.
In short, repricings and option exchange programs change the bargain between shareholders and employees after the bargain has been struck. Re-pricing is tantamount to re-trading.
There is one circumstance in which a repricing or option exchange program is acceptable: if macroeconomic or industry trends cause a stock’s value to decline dramatically, rather than specific company issues, and repricing is necessary to motivate and retain employees. In this circumstance, we think it fair to conclude that option grantees may be suffering from a risk that was not foreseeable when the original “bargain” was struck. In such a circumstance, we will support a repricing only if the following conditions are true:
(i) officers and board members do not participate in the program;
(ii) the stock decline mirrors the market or industry price decline in terms of timing and approximates the decline in magnitude;
(iii) the exchange is value-neutral or value-creative to shareholders with very conservative assumptions and with a recognition of the adverse selection problems inherent in voluntary programs; and
(iv) management and the board make a cogent case for needing to motivate and retain existing employees, such as being in a competitive employment market.
Performance-Based Options
Shareholders commonly ask boards to adopt policies requiring that a significant portion of future stock option grants to senior executives be based on performance. Performance-based options are options where the exercise price is linked to an industry peer group’s stock-performance index.
Glass Lewis believes in performance-based equity compensation plans for senior executives. We feel that executives should be compensated with equity when their performance and the company’s performance warrants such rewards. While we do not believe that equity-based pay plans for all employees should be based on overall company performance, we do support such limitations for equity grants to senior executives (although some equity-based compensation of senior executives without performance criteria is acceptable, such as in the case of moderate incentive grants made in an initial offer of employment or in emerging industries).
Boards often argue that basing option grants on performance would hinder them in attracting talent. We believe that boards can develop a consistent, reliable approach to attract executives with the ability to guide the company toward its targets. If the board believes in performance-based pay for executives, then these proposals requiring the same should not hamper the board’s ability to create equity-based compensation plans.
We generally recommend that shareholders vote in favor of performance-based option requirements.

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Option Backdating, Spring-Loading, and Bullet-Dodging
Glass Lewis views option backdating, and the related practices of spring-loading and bullet-dodging, as egregious actions that warrant holding the appropriate management and board members responsible. These practices are similar to re-pricing options and eliminate much of the downside risk inherent in an option grant that is designed to induce recipients to maximize shareholder return. Backdating an option is the act of changing an option’s grant date from the actual grant date to an earlier date when the market price of the underlying stock was lower, resulting in a lower exercise price for the option. Glass Lewis has identified over 270 companies that have disclosed internal or government investigations into their past stock-option grants.
Spring-loading is granting stock options while in possession of material, positive information that has not been disclosed publicly. Bullet-dodging is delaying the grants of stock options until after the release of material, negative information. This can allow option grants to be made at a lower price either before the release of positive news or following the release of negative news, assuming the stock’s price will move up or down in response to the information. This raises a concern similar to that of insider trading, or the trading on material non-public information.
The exercise price for an option is determined on the day of grant, providing the recipient with the same market risk as an investor who bought shares on that date. However, where options were backdated, the executive or the board (or the compensation committee) changed the grant date retroactively. The new date may be at or near the lowest price for the year or period. This would be like allowing an investor to look back and select the lowest price of the year at which to buy shares.
A 2006 study of option grants made between 1996 and 2005 at 8,000 companies found that option backdating can be an indication of poor internal controls. The study found that option backdating was more likely to occur at companies without a majority independent board and with a long-serving CEO; both factors, the study concluded, were associated with greater CEO influence on the company’s compensation and governance practices.40
Where a company granted backdated options to an executive who is also a director, Glass Lewis will recommend voting against that executive/director, regardless of who decided to make the award. In addition, Glass Lewis will recommend voting against those directors who either approved or allowed the backdating. Glass Lewis feels that executives and directors who either benefited from backdated options or authorized the practice have breached their fiduciary responsibility to shareholders.
Given the severe tax and legal liabilities to the company from backdating, Glass Lewis will consider recommending voting against members of the audit committee who served when options were backdated, a restatement occurs, material weaknesses in internal controls exist and disclosures indicate there was a lack of documentation. These committee members failed in their responsibility to ensure the integrity of the company’s financial reports.
When a company has engaged in spring-loading or bullet-dodging, Glass Lewis will consider recommending voting against the compensation committee members where there has been a pattern of granting options at or near historic lows. Glass Lewis will also recommend voting against executives serving on the board who benefited from the spring-loading or bullet-dodging.
162(m) Plans
Section 162(m) of the Internal Revenue Code allows companies to deduct compensation in excess of $1 million for the CEO and the next three most highly compensated executive officers, excluding the CFO,

[40]	Lucian Bebchuk, Yaniv Grinstein and Urs Peyer. “LUCKY CEOs.” November, 2006.

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upon shareholder approval of the excess compensation. Glass Lewis recognizes the value of executive incentive programs and the tax benefit of shareholder-approved incentive plans.
We believe the best practice for companies is to provide reasonable disclosure to shareholders so that they can make sound judgments about the reasonableness of the proposed compensation plan. To allow for meaningful shareholder review, we prefer that these proposals include: specific performance goals, a maximum award pool, and a maximum award amount per employee. We also believe it is important to analyze the estimated grants to see if they are reasonable and in line with the company’s peers.
We typically recommend against a 162(m) plan where: a company fails to provide at least a list of performance targets; a company fails to provide one of either a total pool or an individual maximum; or the proposed plan is excessive when compared with the plans of the company’s peers.
The company’s record of aligning pay with performance (as evaluated using our proprietary pay-for-performance model) also plays a role in our recommendation. Where a company has a record of reasonable pay relative to business performance, we are not typically inclined to recommend against a plan even if the plan caps seem large relative to peers because we recognize the value in special pay arrangements for continued exceptional performance.
As with all other issues we review, our goal is to provide consistent but contextual advice given the specifics of the company and ongoing performance. Overall, we recognize that it is generally not in shareholders’ best interests to vote against such a plan and forgo the potential tax benefit since shareholder rejection of such plans will not curtail the awards, it will only prevent the tax deduction associated with them.
Director Compensation Plans
Glass Lewis believes that non-employee directors should receive compensation for the time and effort they spend serving on the board and its committees. In particular, we support compensation plans that include option grants or other equity-based awards that help to align the interests of outside directors with those of shareholders. Director fees should be competitive in order to retain and attract qualified individuals. But excessive fees represent a financial cost to the company and threaten to compromise the objectivity and independence of non-employee directors. Therefore, a balance is required.
Glass Lewis uses a proprietary model and analyst review to evaluate the costs of those plans compared to the plans of peer companies with similar market capitalizations. We use the results of this model to assist in making our voting recommendations on director compensation plans.

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IV. Governance Structure
and the Shareholder Franchise
ANTI-TAKEOVER MEASURES
Poison Pills (Shareholder Rights Plans)
Glass Lewis believes that poison pill plans are not generally in shareholders’ best interests. They can reduce management accountability by substantially limiting opportunities for corporate takeovers. Rights plans can thus prevent shareholders from receiving a buy-out premium for their stock. Typically we recommend that shareholders vote against these plans to protect their financial interests and ensure that they have an opportunity to consider any offer for their shares, especially those at a premium.
We believe boards should be given wide latitude in directing company activities and in charting the company’s course. However, on an issue such as this, where the link between the shareholders’ financial interests and their right to consider and accept buyout offers is substantial, we believe that shareholders should be allowed to vote on whether they support such a plan’s implementation. This issue is different from other matters that are typically left to board discretion. Its potential impact on and relation to shareholders is direct and substantial. It is also an issue in which management interests may be different from those of shareholders; thus, ensuring that shareholders have a voice is the only way to safeguard their interests.
In certain circumstances, we will support a limited poison pill to accomplish a particular objective, such as the closing of an important merger, or a pill that contains what we believe to be a reasonable qualifying offer clause. We will consider supporting a poison pill plan if the qualifying offer clause includes the following attributes: (i) The form of offer is not required to be an all-cash transaction; (ii) the offer is not required to remain open for more than 90 business days; (iii) the offeror is permitted to amend the offer, reduce the offer, or otherwise change the terms; (iv) there is no fairness opinion requirement; and (v) there is a low to no premium requirement. Where these requirements are met, we typically feel comfortable that shareholders will have the opportunity to voice their opinion on any legitimate offer.
NOL Poison Pills
Similarly, Glass Lewis may consider supporting a limited poison pill in the unique event that a company seeks shareholder approval of a rights plan for the express purpose of preserving Net Operating Losses (NOLs). While companies with NOLs can generally carry these losses forward to offset future taxable income, Section 382 of the Internal Revenue Code limits companies’ ability to use NOLs in the event of a “change of ownership.”41 In this case, a company may adopt or amend a poison pill (“NOL pill”) in order to prevent an inadvertent change of ownership by multiple investors purchasing small chunks of stock at the same time, and thereby preserve the ability to carry the NOLs forward. Often such NOL pills have trigger thresholds much lower than the common 15% or 20% thresholds, with some NOL pill triggers as low as 5%.
Glass Lewis evaluates NOL pills on a strictly case-by-case basis taking into consideration, among other factors, the value of the NOLs to the company, the likelihood of a change of ownership based on the size of the holding and the nature of the larger shareholders, the trigger threshold and whether the term of

[41]	Section 382 of the Internal Revenue Code refers to a “change of ownership” of more than 50 percentage points by one or more 5% shareholders within a three-year period. The statute is intended to deter the “trafficking” of net operating losses.

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the plan is limited in duration (i.e., whether it contains a reasonable “sunset” provision) or is subject to periodic board review and/or shareholder ratification. However, we will recommend that shareholders vote against a proposal to adopt or amend a pill to include NOL protective provisions if the company has adopted a more narrowly tailored means of preventing a change in control to preserve its NOLs. For example, a company may limit share transfers in its charter to prevent a change of ownership from occurring.
Furthermore, we believe that shareholders should be offered the opportunity to vote on any adoption or renewal of a NOL pill regardless of any potential tax benefit that it offers a company. As such, we will consider recommending voting against those members of the board who served at the time when an NOL pill was adopted without shareholder approval within the prior twelve months and where the NOL pill is not subject to shareholder ratification.
Fair Price Provisions
Fair price provisions, which are rare, require that certain minimum price and procedural requirements be observed by any party that acquires more than a specified percentage of a corporation’s common stock. The provision is intended to protect minority shareholder value when an acquirer seeks to accomplish a merger or other transaction which would eliminate or change the interests of the minority stockholders. The provision is generally applied against the acquirer unless the takeover is approved by a majority of “continuing directors” and holders of a majority, in some cases a supermajority as high as 80%, of the combined voting power of all stock entitled to vote to alter, amend, or repeal the above provisions.
The effect of a fair price provision is to require approval of any merger or business combination with an “interested stockholder” by 51% of the voting stock of the company, excluding the shares held by the interested stockholder. An interested stockholder is generally considered to be a holder of 10% or more of the company’s outstanding stock, but the trigger can vary.
Generally, provisions are put in place for the ostensible purpose of preventing a back-end merger where the interested stockholder would be able to pay a lower price for the remaining shares of the company than he or she paid to gain control. The effect of a fair price provision on shareholders, however, is to limit their ability to gain a premium for their shares through a partial tender offer or open market acquisition which typically raise the share price, often significantly. A fair price provision discourages such transactions because of the potential costs of seeking shareholder approval and because of the restrictions on purchase price for completing a merger or other transaction at a later time.
Glass Lewis believes that fair price provisions, while sometimes protecting shareholders from abuse in a takeover situation, more often act as an impediment to takeovers, potentially limiting gains to shareholders from a variety of transactions that could significantly increase share price. In some cases, even the independent directors of the board cannot make exceptions when such exceptions may be in the best interests of shareholders. Given the existence of state law protections for minority shareholders such as Section 203 of the Delaware Corporations Code, we believe it is in the best interests of shareholders to remove fair price provisions.
REINCORPORATION
In general, Glass Lewis believes that the board is in the best position to determine the appropriate jurisdiction of incorporation for the company. When examining a management proposal to reincorporate to a different state or country, we review the relevant financial benefits, generally related to improved corporate tax treatment, as well as changes in corporate governance provisions, especially those relating to shareholder rights, resulting from the change in domicile. Where the financial benefits are de minimis and there is a decrease in shareholder rights, we will recommend voting against the transaction.

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However, costly, shareholder-initiated reincorporations are typically not the best route to achieve the furtherance of shareholder rights. We believe shareholders are generally better served by proposing specific shareholder resolutions addressing pertinent issues which may be implemented at a lower cost, and perhaps even with board approval. However, when shareholders propose a shift into a jurisdiction with enhanced shareholder rights, Glass Lewis examines the significant ways would the Company benefit from shifting jurisdictions including the following:
1. Is the board sufficiently independent?
2. Does the Company have anti-takeover protections such as a poison pill or classified board in place?
3. Has the board been previously unresponsive to shareholders (such as failing to implement a shareholder proposal that received majority shareholder support)?
4. Do shareholders have the right to call special meetings of shareholders?
5. Are there other material governance issues at the Company?
6. Has the Company’s performance matched or exceeded its peers in the past one and three years?
7. How has the Company ranked in Glass Lewis’ pay-for-performance analysis during the last three years?
8. Does the company have an independent chairman?
We note, however, that we will only support shareholder proposals to change a company’s place of incorporation in exceptional circumstances.
AUTHORIZED SHARES
Glass Lewis believes that adequate capital stock is important to a company’s operation. When analyzing a request for additional shares, we typically review four common reasons why a company might need additional capital stock:
(i) Stock Split — We typically consider three metrics when evaluating whether we think a stock split is likely or necessary: The historical stock pre-split price, if any; the current price relative to the company’s most common trading price over the past 52 weeks; and some absolute limits on stock price that, in our view, either always make a stock split appropriate if desired by management or would almost never be a reasonable price at which to split a stock.
(ii) Shareholder Defenses — Additional authorized shares could be used to bolster takeover defenses such as a “poison pill.” Proxy filings often discuss the usefulness of additional shares in defending against or discouraging a hostile takeover as a reason for a requested increase. Glass Lewis is typically against such defenses and will oppose actions intended to bolster such defenses.
(iii) Financing for Acquisitions — We look at whether the company has a history of using stock for acquisitions and attempt to determine what levels of stock have typically been required to accomplish such transactions. Likewise, we look to see whether this is discussed as a reason for additional shares in the proxy.
(iv) Financing for Operations — We review the company’s cash position and its ability to secure financing through borrowing or other means. We look at the company’s history of capitalization and whether the company has had to use stock in the recent past as a means of raising capital.

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Issuing additional shares can dilute existing holders in limited circumstances. Further, the availability of additional shares, where the board has discretion to implement a poison pill, can often serve as a deterrent to interested suitors. Accordingly, where we find that the company has not detailed a plan for use of the proposed shares, or where the number of shares far exceeds those needed to accomplish a detailed plan, we typically recommend against the authorization of additional shares.
While we think that having adequate shares to allow management to make quick decisions and effectively operate the business is critical, we prefer that, for significant transactions, management come to shareholders to justify their use of additional shares rather than providing a blank check in the form of a large pool of unallocated shares available for any purpose.
ADVANCE NOTICE REQUIREMENTS
FOR SHAREHOLDER BALLOT PROPOSALS
We typically recommend that shareholders vote against proposals that would require advance notice of shareholder proposals or of director nominees.
These proposals typically attempt to require a certain amount of notice before shareholders are allowed to place proposals on the ballot. Notice requirements typically range between three to six months prior to the annual meeting. Advance notice requirements typically make it impossible for a shareholder who misses the deadline to present a shareholder proposal or a director nominee that might be in the best interests of the company and its shareholders.
We believe shareholders should be able to review and vote on all proposals and director nominees. Shareholders can always vote against proposals that appear with little prior notice. Shareholders, as owners of a business, are capable of identifying issues on which they have sufficient information and ignoring issues on which they have insufficient information. Setting arbitrary notice restrictions limits the opportunity for shareholders to raise issues that may come up after the window closes.
VOTING STRUCTURE
Cumulative Voting
We review cumulative voting proposals on a case-by-case basis, factoring in the independence of the board and the status of the company’s governance structure. But we typically find these proposals on ballots at companies where independence is lacking and where the appropriate checks and balances favoring shareholders are not in place. In those instances we typically recommend in favor of cumulative voting.
Cumulative voting is a process that maximizes minority shareholders’ ability to ensure representation of their views on the board. It can be important when a board is controlled by insiders or affiliates and where the company’s ownership structure includes one or more shareholders who control a majority-voting block of company stock.
Glass Lewis believes that cumulative voting generally acts as a safeguard for shareholders by ensuring that those who hold a significant minority of shares can elect a candidate of their choosing to the board. This allows the creation of boards that are responsive to the interests of all shareholders rather than just a small group of large holders.
Academic literature indicates that where a highly independent board is in place and the company has a shareholder-friendly governance structure, shareholders may be better off without cumulative voting. The analysis underlying this literature indicates that shareholder returns at firms with good governance

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structures are lower and that boards can become factionalized and prone to evaluating the needs of special interests over the general interests of shareholders collectively.
Where a company has adopted a true majority vote standard (i.e., where a director must receive a majority of votes cast to be elected, as opposed to a modified policy indicated by a resignation policy only), Glass Lewis will recommend voting against cumulative voting proposals due to the incompatibility of the two election methods. For companies that have not adopted a true majority voting standard but have adopted some form of majority voting, Glass Lewis will also generally recommend voting against cumulative voting proposals if the company has not adopted antitakeover protections and has been responsive to shareholders.
Where a company has not adopted a majority voting standard and is facing both a shareholder proposal to adopt majority voting and a shareholder proposal to adopt cumulative voting, Glass Lewis will support only the majority voting proposal. When a company has both majority voting and cumulative voting in place, there is a higher likelihood of one or more directors not being elected as a result of not receiving a majority vote. This is because shareholders exercising the right to cumulate their votes could unintentionally cause the failed election of one or more directors for whom shareholders do not cumulate votes.
Supermajority Vote Requirements
Glass Lewis believes that supermajority vote requirements impede shareholder action on ballot items critical to shareholder interests. An example is in the takeover context, where supermajority vote requirements can strongly limit the voice of shareholders in making decisions on such crucial matters as selling the business. This in turn degrades share value and can limit the possibility of buyout premiums to shareholders. Moreover, we believe that a supermajority vote requirement can enable a small group of shareholders to overrule the will of the majority shareholders. We believe that a simple majority is appropriate to approve all matters presented to shareholders.
TRANSACTION OF OTHER BUSINESS
AT AN ANNUAL OR SPECIAL MEETING OF SHAREHOLDERS
We typically recommend that shareholders not give their proxy to management to vote on any other business items that may properly come before the annual meeting. In our opinion, granting unfettered discretion is unwise.
ANTI-GREENMAIL PROPOSALS
Glass Lewis will support proposals to adopt a provision preventing the payment of greenmail, which would serve to prevent companies from buying back company stock at significant premiums from a certain shareholder. Since a large or majority shareholder could attempt to compel a board into purchasing its shares at a large premium, the anti-greenmail provision would generally require that a majority of shareholders other than the majority shareholder approve the buyback.
MUTUAL FUNDS: INVESTMENT POLICIES AND ADVISORY AGREEMENTS
Glass Lewis believes that decisions about a fund’s structure and/or a fund’s relationship with its investment advisor or sub-advisors are generally best left to management and the members of the board, absent a showing of egregious or illegal conduct that might threaten shareholder value. As such, we focus our analyses of such proposals on the following main areas:
•	The terms of any amended advisory or sub-advisory agreement;

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•	Any changes in the fee structure paid to the investment advisor; and

•	Any material changes to the fund’s investment objective or strategy.
We generally support amendments to a fund’s investment advisory agreement absent a material change that is not in the best interests of shareholders. A significant increase in the fees paid to an investment advisor would be reason for us to consider recommending voting against a proposed amendment to an investment advisory agreement. However, in certain cases, we are more inclined to support an increase in advisory fees if such increases result from being performance-based rather than asset-based. Furthermore, we generally support sub-advisory agreements between a fund’s advisor and sub-advisor, primarily because the fees received by the sub-advisor are paid by the advisor, and not by the fund.
In matters pertaining to a fund’s investment objective or strategy, we believe shareholders are best served when a fund’s objective or strategy closely resembles the investment discipline shareholders understood and selected when they initially bought into the fund. As such, we generally recommend voting against amendments to a fund’s investment objective or strategy when the proposed changes would leave shareholders with stakes in a fund that is noticeably different than when originally contemplated, and which could therefore potentially negatively impact some investors’ diversification strategies.

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V. Environmental, Social and
Governance Shareholder Initiatives
Glass Lewis evaluates shareholder proposals on a case-by-case basis. We generally recommend supporting shareholder proposals calling for the elimination or removal of, as well as to require shareholder approval of, antitakeover devices such as poison pills and classified boards, both discussed in detail above. We generally recommend supporting proposals likely to increase or protect shareholder value and/or promote the furtherance of shareholder rights. In addition, we also generally recommend supporting proposals seeking to promote director accountability and to improve compensation practices especially those promoting a closer link between compensation and performance.
However, we typically prefer to leave decisions regarding day-to-day management and policy decisions, including those related to social, environmental or political issues, to management and the board except when there is a clear link between the proposal and economic or financial value enhancement or risk mitigation for the firm. We feel strongly that shareholders should not attempt to micromanage the company, its businesses or its executives through the shareholder initiative process.
Rather, we believe shareholders should use their influence to push for governance structures that protect shareholders and promote director accountability, including majority voting for director elections, and then put in place a board they can trust to make informed and careful decisions that are in the best interests of the business and its owners. We believe shareholders should hold directors accountable for management and policy decisions through director elections. However, we recognize that support of appropriately crafted shareholder initiatives that provide shareholders with increased information, and that allow the board sufficient flexibility can, in some cases, serve to promote or protect shareholder value. The following is a discussion of Glass Lewis’ approach to certain common shareholder resolution proposals. We note that the following is not an exhaustive list of all shareholder proposals analyzed or expected.
GOVERNANCE
Right of Shareholders to Call a Special Meeting
Glass Lewis strongly supports the right of shareholders to call special meetings. Thus we believe in certain circumstances shareholders should have the ability to call meetings of shareholders between annual meetings to consider matters that require prompt attention. However, in order to prevent abuse and waste of corporate resources by a small minority of shareholders, we believe that shareholders representing at least a sizable minority of shares must support such a meeting prior to its calling. Should the threshold be set too low, companies might frequently be subjected to meetings whose effect could be the disruption of normal business operations in order to focus on the interests of only a small minority of owners. Typically we believe this threshold should not fall below 10-15% of shares, depending on company size.
In our evaluation whether to recommend supporting such proposals, we consider the following:
•	Company size

•	Shareholder base in both percentage of ownership and type of shareholder (e.g., hedge fund, activist investor, mutual fund, pension fund, etc.)

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•	Responsiveness of board and management to shareholders evidenced by progressive shareholder rights policies (e.g., majority voting, declassifying boards, etc.) and reaction to shareholder proposals

•	Company performance and steps taken to improve bad performance (e.g., new executives/ directors, spin offs, etc.)

•	Existence of anti-takeover protections or other entrenchment devices

•	Opportunities for shareholder action (e.g., ability to act by written consent)

•	Existing ability for shareholders to call a special meeting
Right of Shareholders to Act by Written Consent
Glass Lewis strongly supports shareholders’ right to act by written consent. As with the right to call special meetings, we believe such rights should be limited to, again depending on company size, a minimum of 10-15% of the shareholders requesting action by written consent, to prevent abuse and waste of corporate resources. Again, we believe a lower threshold may leave companies subject to meetings that may disrupt business operations to focus on the interests of a minority of owners. But we will support proposals to allow shareholders to act by written consent without a minimum threshold because shareholders are better off with this right than without it, and the benefit to shareholders outweighs the potential for abuse.
Board Composition
Glass Lewis believes the selection and screening process for identifying suitably qualified candidates for a company’s board of directors is one which requires the judgment of many factors, including the balance of skills and talents, as well as the breadth and diversity of experience of candidates and existing board members.
The diversity of skills, abilities and points of view can foster the development of a more creative and effective board. In general, however, we do not believe that it is in the best interests of shareholders for firms to be beholden to arbitrary rules regarding its board composition. We believe such matters should be left to a board’s nominating committee, which is generally responsible for establishing and implementing policies regarding the composition of the board, and which can be held accountable through their election.
Reimbursement of Solicitation Expenses
Glass Lewis feels that in some circumstances, replacing some or all directors on a company’s board is warranted where the incumbent director or directors have failed in their oversight of management by failing to address continuously poor performance. Where a dissident shareholder is seeking reimbursement for his or her expenses and has received the support of a majority of shareholders, Glass Lewis generally will recommend in favor of reimbursing the dissident for expenses incurred in waging the contest.
In those rare cases where a shareholder has put the shareholder’s own time and money into a successful campaign to unseat a poorly performing director, we feel that the dissident should be entitled to reimbursement of expenses by the company. In such a situation, other shareholders express their agreement by virtue of their majority vote for the dissident and will share in the improved company performance.

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Since contests are expensive and distracting to the management and the board, to avoid encouraging nuisance or agenda-driven contests, we only support the reimbursement of expenses where the dissident has convinced at least a majority of shareholders to support a certain candidate(s).
COMPENSATION
Severance Agreements
As a general rule, Glass Lewis believes that shareholders should not be involved in the approval of individual severance plans. Such matters should be left to the board’s compensation committee, which can be held accountable for its decisions through the election of its director members.
However, when proposals are crafted to only require approval if the benefit exceeds 2.99 times the amount of the executive’s base salary plus bonus, Glass Lewis typically supports such requests. Above this threshold, based on the executive’s average annual compensation for the most recent five years, the company can no longer deduct severance payments as an expense, and thus shareholders are deprived of a valuable benefit. We believe that shareholders should be consulted before relinquishing such a right, and that implementing such policies would still leave companies with sufficient freedom to enter into the vast majority of severance arrangements.
Additionally, investors should monitor severance agreements when they are initially put in place. If shareholders initially approved of a severance agreement, it is inappropriate to vote against the compensation committee later on when the severance agreement goes into effect. However, in the absence of a shareholder vote on severance agreements, Glass Lewis will evaluate the role of the compensation committee when the agreement was adopted.
Advisory Vote on Executive Compensation (“Say-on-Pay”)
As noted above, Glass Lewis does not believe shareholders should be involved in the design, negotiation, management or approval of compensation packages. Such matters should be left to the compensation committee, which can be held accountable for its decisions through their election.
In the case of advisory votes on compensation, however, proposals are typically crafted to allow shareholders a non-binding vote on the company’s executive officers’ compensation and policies. Glass Lewis believes that the advisory vote therefore provides an effective mechanism for enhancing transparency in setting executive pay, improving accountability to shareholders, and providing for a more effective link between pay and performance. Where shareholders believe compensation packages are inappropriately structured, a high negative vote could compel the board to reexamine its compensation practices and act accordingly. While a vote to approve the report will not directly affect the board’s ability to set compensation policy, it will allow shareholders to register their opinions regarding the company’s compensation practices.
While still somewhat nascent, empirical research regarding the effects of advisory votes in certain non-US markets paints a broadly positive picture of the impact of such votes. In particular, a 2004 study for the British Department of Trade and Industry found that the advisory voting requirement has resulted in “a number of well publicized situations where [compensation] committees have changed their policy or practice as a result of direct shareholder voting.” (“Report on the Impact of the Directors’ Remuneration Report Regulations.” Deloitte & Touche. 2004). The study also found that the extent to which companies consulted shareholders about compensation practices has greatly increased over the past two years.
Further empirical evidence suggests that CEO compensation in the UK has been more sensitive to negative operating metrics following the introduction of the remuneration report vote than in prior

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periods, indicating a decrease in “rewards for failure”. (Fabrizio Ferri and David Maber. “Say on Pay Vote and CEO Compensation: Evidence from the UK.” SSRN: http://ssrn.com/abstract=1169446. June 30, 2008.)
We recognize that criticism has been raised with respect to shareholder advisory votes, such as injecting shareholders too far into compensation decisions and limiting the flexibility of companies to uniquely tailor their compensation policies as they strive to conform to external guidelines. (Laraine S. Rothenberg and Todd S. McCafferty. “‘Say on Pay’: Linking Executive Pay to Performance”. New York Law Journal. September 24, 2008). However, we do not believe these arguments are persuasive since shareholders are already, and increasingly, reviewing all aspects of compensation irrespective of an opportunity to cast an advisory vote on compensation. Indeed, a growing number of institutional investors vote against compensation committee members as a means to express concern or dissatisfaction with companies’ compensation practices. As a result, some of these institutions do not feel the adoption of advisory votes is necessary since they will vote against compensation committee members directly.
Glass Lewis does, however, recognize that the use of advisory compensation votes does not necessarily reduce executive compensation. One recent study that found that executive remuneration in the UK has continued to rise at the same rate as prior to the adoption of say on pay, indicating a general failure to curb executive compensation. (Jeffrey Gordon. “‘Say on Pay’: Cautionary Notes on the UK Experience and the Case for Muddling Through.” Columbia Law and Economics Working Paper No. 336. SSRN: http://ssrn.com/abstract=1262867. September 3, 2008). We, however, do not believe that the purpose of an advisory vote on compensation is to “rein in” executive pay. Rather it is to ensure that the remuneration paid to executives is firmly tied to the creation and advancement of long-term shareholder value.
Bonus Recoupments (“Clawbacks”)
Glass Lewis carefully reviews the compensation awarded to senior executives and we believe that senior executives of a company should never receive compensation for performance that was not achieved by the company.
We believe shareholders would be well-served by requiring the board to adopt a more detailed and stringent policy on recouping unearned bonuses, rather than relying on regulatory action such as requirements under Sarbanes Oxley. When examining proposals that require companies to recoup executives’ bonuses paid as a result of faulty accounting, Glass Lewis will first look to see if the company has already adopted a policy to recoup bonuses awarded to senior executives during a restatement, and whether that policy is included in the CEO’s contract. When the board has already committed to a proper course, in our opinion, and their current policy covers the major tenets of the proposal at hand while giving the board adequate flexibility to exercise discretion over these matters, we see no need for further action.
In some instances, shareholder proposals call for board action that may contravene the board’s legal obligations under existing employment agreements with executives. In addition, the board’s ability to exercise its judgment and reasonable discretion on this issue may be excessively limited under such proposals, which may not be warranted, depending on the specific situation of the company in question. We believe it is reasonable that a recoupment policy should only affect senior executives and those directly responsible for the company’s accounting errors.
Where a company is giving a new contract to an executive that does not include a clawback provision and the company has had a material restatement, especially if the restatement was due to fraud, Glass Lewis will recommend voting against the responsible members of the compensation committee. Compensation committee members have an obligation to build in reasonable controls to executive contracts to prevent payments in the case of inappropriate behavior.

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Linking Executive Pay to Social Criteria
We recognize that companies’ involvement in environmentally sensitive and labor-intensive industries influences the degree to which a firm’s overall strategy must weigh environmental and social concerns. However, we also understand that the value generated by incentivizing executives to prioritize environmental and social issues is difficult to quantify and therefore measure, and necessarily varies among industries and companies.
When reviewing such proposals seeking to tie executive compensation to environmental or social practices, we will review the target firm’s compliance with (or violation of) applicable laws and regulations, and examine any history of environmental and social related concerns including those resulting in material investigations, lawsuits, fines and settlements. We will also review the firm’s current compensation policies and practice. However, with respect to executive compensation, Glass Lewis generally believes that such policies should be left to the compensation committee. We view the election of directors, specifically those who sit on the compensation committee, as the appropriate mechanism for shareholders to express their disapproval of board policy on this issue.
ENVIRONMENT
When management and the board have displayed disregard for environmental risks, have engaged in egregious or illegal conduct, or have failed to adequately respond to current or imminent environmental risks that threaten shareholder value, we believe shareholders should hold directors accountable when they face reelection. We believe it is prudent for management to assess its potential exposure to all risks, including environmental and regulations pertaining thereto and incorporate this information into its overall business risk profile.
Glass Lewis recognizes the significant financial, legal and reputational risks to companies resulting from poor environmental practices or negligent oversight thereof. We believe part of the board’s role is to ensure that management conducts a complete risk analysis of company operations, including those that have environmental implications. Further, directors should monitor management’s performance in mitigating the environmental risks attendant with relevant operations in order to eliminate or minimize the risks to the company and shareholders.
While Glass Lewis recognizes that most environmental concerns are best addressed via avenues other than proxy proposals, when a substantial environmental risk has been ignored or inadequately addressed, we may recommend voting against responsible members of the governance committee. In some cases, we may recommend voting against all directors who were on the board when the substantial risk arose, was ignored, or was not mitigated.
Climate Change and Green House Gas Emission Disclosure Proposals
Glass Lewis will consider recommending a vote in favor of a reasonable shareholder proposal to disclose a company’s climate change and/or green house gas emission approaches when (i) a company has encountered problems such as lawsuits and/or government investigations or investors have established a link to impact on shareholder value from climate change and/or green house gas emission regulations, and (ii) the company has failed to adequately disclose how it has addressed these problems. We will examine such proposals in light of requests made to the company for additional information, its response and whether there is a reasonable case as to the negative implications to shareholders and the company.

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With respect to climate risk, Glass Lewis believes companies should actively consider their exposure to:
Direct environmental risk: Companies should evaluate their financial exposure to a potential rise in sea levels, increased wildfires and extreme weather, reduced air quality, water availability and public health problems brought on by higher temperatures.
Risk due to legislation/regulation: We believe companies, and particularly those operating in carbon-intensive industries, should evaluate their exposure to a potential increase or shift in environmental regulation with respect to their operations.
Legal and reputational risk: As has been seen relating to other environmental, social and governance matters, failure to take action may carry the risk of damaging negative publicity and potentially costly litigation.
As such, Glass Lewis will consider recommending a vote in favor of a reasonable proposal to disclose a company’s climate change and/or greenhouse gas emission strategies when (i) a company has suffered financial impact from reputational damage, lawsuits and/or government investigations, (ii) there is a strong link between climate change and/or its resultant regulation and shareholder value at the firm, and (iii) the company has failed to adequately disclose how it has addressed these risks.
Sustainability
With respect to shareholder proposals requesting that a firm produce a sustainability report, when evaluating these requests we will consider, among other things:
•	The financial risk to the company from the firm’s environmental practices and/or regulation;

•	The relevant company’s current level of disclosure;

•	The level of sustainability information disclosed by the firm’s peers;

•	The industry in which the firm operates;

•	The level and type of sustainability concerns/controversies at the relevant firm, if any;

•	The time frame within which the relevant report is to be produced; and

•	The level of flexibility granted to the board in the implementation of the proposal.
Sustainable Forestry
Sustainable forestry provides for the long-term sustainable management and use of trees and other non-timber forest products. Retaining the economic viability of forests is one of the tenets of sustainable forestry, along with encouraging more responsible corporate use of forests. Sustainable land use and the effective management of land are viewed by some shareholders as important in light of the impact of climate change. Forestry certification has emerged as a way that corporations can address prudent forest management. There are currently several primary certification schemes such as the Sustainable Forestry Initiative (“SFI”) and the Forest Stewardship Council (“FSC”).
There are nine main principles that comprise the SFI: (i) sustainable forestry; (ii) responsible practices; (iii) reforestation and productive capacity; (iv) forest health and productivity; (v) long-term forest and soil productivity; (vi) protection of water resources; (vii) protection of special sites and biodiversity; (viii) legal compliance; and (ix) continual improvement.
The FSC adheres to ten basic principles: (i) compliance with laws and FSC principles; (ii) tenure and use rights and responsibilities; (iii) indigenous peoples’ rights; (iv) community relations and workers’ rights;

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(v) benefits from the forest; (vi) environmental impact; (vii) management plan; (viii) monitoring and assessment; (ix) maintenance of high conservation value forests; and (x) plantations.
Shareholder proposals regarding sustainable forestry have typically requested that the firm comply with the above SFI or FSC principles as well as to assess the feasibility of phasing out the use of uncertified fiber and increasing the use of certified fiber. We will evaluate target firms’ current mix of certified and uncertified paper and the firms’ general approach to sustainable forestry practices, both absolutely and relative to its peers but will only support proposals of this nature when we believe that the proponent has clearly demonstrated that the implementation of this proposal is clearly linked to an increase in shareholder value.
SOCIAL ISSUES
Non-Discrimination Policies
Where there is clear evidence of employment practices resulting in significant negative economic exposure to the company, Glass Lewis will support shareholder proposals that seek to address labor policies, such as shareholder proposals calling for increased disclosure of labor policies and of steps a company has taken to mitigate the risks associated with those policies.
Glass Lewis recognizes that companies with a record of poor labor relations or treatment of its workers can face risks, such as employee lawsuits, poor employee work performance and turnover, and regulatory investigations. Glass Lewis will hold directors accountable for company decisions related to labor and employment problems.
As risk associated with sensitive issues such as EEO policies and investigations of discrimination have the potential to directly affect shareholder value, we believe shareholders should closely monitor the company’s policies regarding these issues. As an increasing number of peer companies adopt inclusive EEO policies, companies without comprehensive policies may face damaging recruitment, reputational and, potentially, legal risks. We recognize that the theoretical increase in, or protection of, shareholder value resulting from inclusive employment policies may be difficult, if not impossible, to identify or measure.
However, we believe that a pattern of making financial settlements as a result of lawsuits based on discrimination could indicate exposure to findings of discriminatory employment practices. As such, shareholders could, in some instances, benefit from codifying nondiscriminatory policies.
MacBride Principles
To promote peace, justice and equality regarding employment in Northern Ireland, Dr. Sean MacBride, founder of Amnesty International and Nobel Peace laureate, proposed the following equal opportunity employment principles:
1. Increasing the representation of individuals from underrepresented religious groups in the workforce including managerial, supervisory, administrative, clerical and technical jobs;
2. Adequate security for the protection of minority employees both at the workplace and while traveling to and from work;
3. The banning of provocative religious or political emblems from the workplace;
4. All job openings should be publicly advertised and special recruitment efforts should be made to attract applicants from underrepresented religious groups;

43

5. Layoff, recall, and termination procedures should not, in practice, favor particular religious groupings;
6. The abolition of job reservations, apprenticeship restrictions, and differential employment criteria, which discriminate on the basis of religion or ethnic origin;
7. The development of training programs that will prepare substantial numbers of current minority employees for skilled jobs, including the expansion of existing programs and the creation of new programs to train, upgrade, and improve the skills of minority employees;
8. The establishment of procedures to assess, identify and actively recruit minority employees with potential for further advancement; and
9. The appointment of senior management staff member to oversee the company’s affirmative action efforts and setting up of timetables to carry out affirmative action principles.
Proposals requesting the implementation of the above principles are typically proposed at firms that operate, or maintain subsidiaries that operate, in Northern Ireland. In each case, we will examine the company’s current equal employment opportunity policy and the extent to which the company has been subject to protests, fines, or litigation regarding discrimination in the workplace, if any. Further, we will examine any evidence of the firm’s specific record of labor concerns in Northern Ireland.
Human Rights
Glass Lewis believes explicit policies set out by companies’ boards of directors on human rights provides shareholders with the means to evaluate whether the company has taken steps to mitigate risks from its human rights practices. As such, we believe that it is prudent for firms to actively evaluate risks to shareholder value stemming from global activities and human rights practices along entire supply chains. Findings and investigations of human rights abuses can inflict, at a minimum, reputational damage on targeted companies and have the potential to dramatically reduce shareholder value. This is particularly true for companies operating in emerging market countries in extractive industries and in politically unstable regions.
As such, while we typically rely on the expertise of the board on these important policy issues, we recognize that, in some instances, shareholders could benefit from increased reporting or further codification of human rights policies.
Military and US Government Business Policies
Glass Lewis believes that disclosure to shareholders of information on key company endeavors is important. However, we generally do not support resolutions that call for shareholder approval of policy statements for or against government programs, most of which are subject to thorough review by the federal government and elected officials at the national level. We also do not support proposals favoring disclosure of information where such disclosure is already mandated by law, unless circumstances exist that warrant the extra disclosure.
Foreign Government Business Policies
Where a corporation operates in a foreign country, Glass Lewis believes that the company and board should maintain sufficient controls to prevent illegal or egregious conduct with the potential to decrease shareholder value, examples of which include bribery, money laundering, severe environmental violations or proven human rights violations. We believe that shareholders should hold board members, and in particular members of the audit committee and CEO, accountable for these issues when they face reelection, as these concerns may subject the company to financial risk such as fines for violating

44

the Foreign Corrupt Practices Act. In some instances, we will support appropriately crafted shareholder proposals specifically addressing concerns with the target firm’s actions outside its home jurisdiction.
Health Care Reform Principles
Health care reform in the United States has long been a contentious political issue and Glass Lewistherefore believes firms must evaluate and mitigate the level of risk to which they ay be exposed regarding potential changes in health care legislation. In 2009, Glass Lewis reviewed multiple shareholder proposals requesting that boards adopt principles for comprehensive health reform, such as the following based upon principles reported by the Institute of Medicine:
•	Health care coverage should be universal;

•	Health care coverage should be continuous;

•	Health care coverage should be affordable to individuals and families;

•	The health insurance strategy should be affordable and sustainable for society; and

•	Health insurance should enhance health and well-being by promoting access to high- quality care that is effective, efficient, safe, timely, patient-centered and equitable.
Given the current national debate regarding health care, we typically believe that individual board rooms are not the appropriate forum in which to address evolving and contentious national policy issues. The adoption of a narrow set of principles could limit the board’s ability to comply with new regulation or to appropriately and flexibly respond to health care issues as they arise. As such, barring a compelling reason to the contrary, we typically do not support the implementation of national health care reform principles at the company level.
Tobacco
Glass Lewis recognizes the contentious nature of the production, procurement, marketing and selling of tobacco. However, we typically do not support proposals requesting that firms shift away from, or significantly alter, the legal production or marketing of core products. We also recognize that tobacco companies are particularly susceptible to reputational and regulatory risk due to the nature of its operations. As such, we will consider supporting uniquely tailored and appropriately crafted shareholder proposals requesting increased information or the implementation of suitably broad policies at target firms on a case-by-case basis.
Reporting Contributions and Political Spending
Glass Lewis believes that disclosure of how a company uses its funds is an important component of corporate accountability to shareholders. In our view, a rigorous oversight process can minimize a company’s exposure to legal, reputational and financial risk by ensuring that corporate assets are used to enhance shareholder value in accordance with federal and state law, consistent with a company’s stated values, and the long-term interests of the company.
While corporate contributions to national political parties and committees controlled by federal officeholders are prohibited under federal law, corporations can legally donate to state and local candidates, organizations registered under 26 USC Sec. 527 of the Internal Revenue Code and statelevel political committees. There is, however, no standardized manner in which companies must disclose this information. As such, shareholders often must search through numerous campaign finance reports and detailed tax documents to ascertain even limited information. Corporations also frequently join trade associations, generally paying dues to do so, as a means for corporate political action. However,

45

trade associations are neither required to report funds they receive for nor spend on political activity. Therefore, the tracking of corporate expenditures to political causes through trade associations can be impossible, often leaving corporations unable to determine for themselves which causes or campaigns their dues or donations have gone to support. Since not all donations to trade organizations are used strictly for political purposes, we question how corporations are able to assess the efficacy of such donations or determine the effect of such expenditure on long-term shareholder value.
Further, the empirical evidence regarding the benefit to shareholders of corporate political contributions remains unclear. In one study of firm-level contributions to U.S. political campaigns from 1979 to 2004, researchers found that measures of support to candidates were positively and significantly correlated with a cross-section of future returns. This was especially the case when those contributions went to a large number of candidates in the same state as the contributing firm (Michael J. Cooper, Huseyin Gulen and Alexei V. Ovtchinnikov. “Corporate Political Contributions and Stock Returns.” SSRN. September 26, 2008). However, in a separate study of political contributions from 1991 to 2004, researchers found donations to be negatively correlated with future excess returns with only limited support for the contention that political donations represent an investment in political capital (Rajash K. Aggarwal, Felix Meschke and Tracy Yue Wang. “Corporate Political Contributions: Investment or Agency?” SSRN. August 11, 2008).
     Given that political donations are strategic decisions intended to increase shareholder value and have the potential to negatively affect the company, we believe the board should either implement processes and procedures to ensure the proper use of the funds or closely evaluate the process and procedures used by management. At least one study found that close board oversight of lobbying strategies may minimize instances of the company contributing to causes that are not in shareholders best interests (Robert Repetto. “Best Practice in Internal Oversight of Lobbying Practice”. Yale Center for Environmental Law & Policy. September 1, 2006).
When evaluating whether the report requested would benefit shareholders, Glass Lewis seeks answers to the following three key questions:
•	Is the Company’s disclosure comprehensive and readily accessible?

•	How does the Company’s political expenditure policy and disclosure compare to its peers?

•	What is the Company’s current level of oversight?
Glass Lewis will consider supporting a proposal seeking increased disclosure of corporate political expenditure and contributions if the firm’s current disclosure is insufficient, is lacking compared to its peers, and where there is inadequate board oversight, evidenced by some evidence or credible allegation that the Company is mismanaging corporate funds through political donations or has a record of doing so. We will, in each case, consider the merits of the proposal in the context of relevant company. If Glass Lewis discovers particularly egregious actions by the company, we will consider recommending voting against the governance committee members or other responsible directors.
Animal Welfare
Glass Lewis believes that it is prudent for management to assess potential exposure to regulatory, legal and reputational risks associated with all business practices including those related to animal welfare; failure to take action on certain issues may carry the risk of fines and damaging negative publicity. A high profile campaign launched against a company could result in shareholder action, a reduced customer base, protests and potentially costly litigation.

46

However, in general, we believe that the board and management are in the best position to determine policies relating to the care and use of animals. As such, we will typically vote against proposals seeking to eliminate or limit board discretion regarding animal welfare unless there is a clear and documented link between the board’s policies and the degradation of shareholder value.
For more information about
Glass Lewis’ policies
or approach to proxy analysis,
please visit
www.glasslewis.com
or contact
Chief Policy Officer
Robert McCormick at +1 415 678-4228

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San Francisco Headquarters Glass, Lewis & Co., LLC One Sansome Street Suite 3300 San Francisco, CA 94104 Tel: +1 415-678-4110 Tel: +1 888-800-7001 Fax: +1 415-357-0200 New York Glass, Lewis & Co., LLC 48 Wall Street 28th Floor New York, N.Y. 10005 Tel: +1 212-797-3777 Fax: +1 212-980-4716 Australia CGI Glass Lewis Suite 2, Level 5 80 Clarence Street Sydney NSW 2001 Australia Tel: +61 2 9299 9266 Fax: +61 2 9299 1866 France Glass Lewis International, Ltd. 27 rue Monge 75005 Paris France Tel: +33 9 54 88 99 10 Fax: +33 1 77 72 26 27 Japan Glass Lewis Japan K.K. Kabuto-cho No. 2 Bldg., 6F 9-2 Nihonbashi, Kabuto-cho Chuo-ku, Tokyo 103-0026 Japan Tel/Fax: +81 03-6273-8647 Please direct general inquiries to info@glasslewis.com

PART C
OTHER INFORMATION
SCHWAB INVESTMENTS
Item 28. Exhibits.

(a)	Articles of Incorporation	(i)	Agreement and Declaration of Trust, dated October 25, 1990 is incorporated herein by reference to Exhibit 1, File No. 811-6200, of Post-Effective Amendment No. 22 to Registrant’s Registration Statement on Form N-1A, electronically filed with the SEC on December 31, 1997 (hereinafter referred to as “PEA No. 22”).

		(ii)	Amendment to the Agreement and Declaration of Trust, dated August 29, 2006, is incorporated herein by reference to Exhibit (a)(ii), File No. 811-6200, of Post-Effective Amendment No. 65 to Registrant’s Registration Statement on Form N-1A, electronically filed with the SEC on September 14, 2006 (hereinafter referred to as “PEA No. 65”).

(b)	By-Laws		Amended and Restated Bylaws, dated November 16, 2004 are incorporated herein by reference to Exhibit (b), File No. 811-6200, of Post-Effective Amendment No. 56 to Registrant’s Registration Statement on Form N-1A, electronically filed with the SEC on February 25, 2005 (hereinafter referred to as “PEA No. 56”).

(c)	Instruments Defining Rights of Security Holders	(i)	Article III, Section 5, Article V, Article VI, Article VIII, Section 4 and Article IX, Sections 1, 5 and 7 of (a) the Agreement and Declaration of Trust, which is incorporated herein by reference to Exhibit 1 of PEA No. 22, and (b) the Amendment to the Agreement and Declaration of Trust, dated August 29, 2006, which is incorporated herein by reference to Exhibit (a)(ii) of PEA No. 65.

		(ii)	Article 9 and Article 11 of the Amended and Restated By-Laws, which are incorporated herein by reference to Exhibit (b) of PEA No. 56.

(d)	Investment Advisory Contracts	(i)	Investment Advisory and Administration Agreement between Registrant and Charles Schwab Investment Management, Inc. (the “Investment Adviser”) dated June 15, 1994 is incorporated herein by reference to Exhibit 5(a) of PEA No. 22.

		(ii)	Amendment dated June 5, 2007 to the Investment Advisory and Administration Agreement between Registrant and Investment Adviser dated June 15, 1994 is incorporated herein by reference to Exhibit (d)(ii), File No. 811-6200, of Post-Effective Amendment No. 75 to Registrant’s Registration Statement on Form N-1A, electronically filed with the SEC on November 14, 2007.

		(iii)	Amended Schedules A and D dated July 1, 2009 to the Investment Advisory and Administration Agreement between Registrant and the Investment Adviser dated June 15, 1994 are incorporated by reference to Exhibit (d)(iii), File No. 811-6200,

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of Post-Effective Amendment No. 81 to Registrant’s Registration Statement on Form N-1A, electronically filed with the SEC on November 13, 2009 (hereinafter referred to as “PEA No. 81”).

		(iv)	Expense Limitation Agreement dated May 2, 2007, as amended July 1, 2009 between the Investment Adviser, Charles Schwab & Co. Inc. (“Schwab”), and the Registrant, on behalf of the Schwab Tax-Free Bond Fund, Schwab California Tax-Free Bond Fund, Schwab Tax-Free YieldPlus Fund, Schwab California Tax-Free YieldPlus Fund, Schwab YieldPlus Fund, Schwab Short-Term Bond Market Fund, Schwab Total Bond Market Fund, Schwab GNMA Fund, Schwab Inflation Protected Fund, Schwab Premier Income Fund, Schwab Global Real Estate Fund and Schwab 1000 Index Fund, is incorporated herein by reference to Exhibit (d)(iv) of PEA No. 81.

(e)	Underwriting Contracts		Amended and Restated Distribution Agreement between Registrant and Schwab dated July 1, 2009 is incorporated herein by reference to Exhibit (e), File No. 811-6200, of Post-Effective Amendment No. 90 to Registrant’s Registration Statement on Form N-1A, electronically filed with the SEC on December 9, 2010 (hereinafter referred to as “PEA No. 90”).

(f)	Bonus or Profit Sharing Contracts		Inapplicable.

(g)	Custodian Agreements	(i)	Amended and Restated Master Custodian Agreement between Registrant and State Street Bank and Trust Company, dated October 17, 2005, is incorporated herein by reference to Exhibit (g)(xv), File No. 811-6200, of Post-Effective Amendment No. 60 to Registrant’s Registration Statement on Form N-1A, electronically filed with the SEC on November 14, 2005 (hereinafter referred to as “PEA No. 60”).

		(ii)	Custodian Agreement between Registrant and Brown Brothers Harriman & Co. dated April 1, 2007 is incorporated herein by reference to Exhibit (g)(ii), File No. 811-6200, of Post Effective Amendment No. 87 to Registrant’s Registration Statement on Form N-1A, electronically filed with the SEC on June 23, 2010.

(h)	Other Material Contracts	(i)	Transfer Agency and Service Agreement between Registrant and Boston Financial Data Services, Inc. dated July 1, 2009 is incorporated herein by reference to Exhibit (h)(i) of PEA No. 81.

		(ii)	Shareholder Servicing Plan dated July 1, 2009 is incorporated herein by reference to Exhibit (h)(ii) of PEA No. 81.

		(iii)	Master Fund Accounting and Services Agreement between Registrant and State Street Bank and Trust Company, dated October 1, 2005, is incorporated herein by reference to Exhibit (g)(xvi) of PEA No. 60.

(i)	Legal Opinion	Opinion and Consent of Counsel filed herewith as Exhibit (i).

(j)	Other Opinions	(i)	Consent of PricewaterhouseCoopers LLP filed herewith as

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Exhibit (j)(i).

		(ii)	Power of Attorney executed by Mariann Byerwalter, September 13, 2010, is incorporated herein by reference to Exhibit (j)(ii), File No. 811-6200, of Post-Effective Amendment No. 88 to Registrant’s Registration Statement on Form N-1A, electronically filed with the SEC on September 24, 2010 (hereinafter referred to as “PEA No. 88”).

		(iii)	Power of Attorney executed by William A. Hasler, September 13, 2010, is incorporated herein by reference to Exhibit (j)(iii) of PEA No. 88. (iv) Power of Attorney executed by Gerald B. Smith, September 13, 2010, is incorporated herein by reference to Exhibit (j)(iv) of PEA No. 88.

		(v)	Power of Attorney executed by Charles R. Schwab, September 15, 2010, is incorporated herein by reference to Exhibit (j)(v) of PEA No. 88.

		(vi)	Power of Attorney executed by Donald R. Stephens, September 13, 2010, is incorporated herein to Exhibit (j)(vi) of PEA No. 88.

		(vii)	Power of Attorney executed by Michael W. Wilsey, September 13, 2010, is incorporated herein by reference to Exhibit (j)(vii) of PEA No. 88.

		(viii)	Power of Attorney executed by George Pereira, September 13, 2010, is incorporated herein by reference to Exhibit (j)(ix) of PEA No. 88.

		(ix)	Power of Attorney executed by Walter W. Bettinger, II, September 13, 2010, is incorporated herein by reference to Exhibit (j)(x) of PEA No. 88.

		(x)	Power of Attorney executed by Joseph Wender, September 13, 2010, is incorporated herein by reference to Exhibit (j)(xi) of PEA No. 88.

		(xi)	Power of Attorney executed by John F. Cogan, September 13, 2010, is incorporated herein by reference to Exhibit (j)(xii) of PEA No. 88.

		(xii)	Power of Attorney executed by Marie Chandoha, December 3, 2010, is incorporated herein by reference to Exhibit (j)(xii) of PEA No. 90.

(k)	Omitted Financial Statements		Inapplicable.

(l)	Initial Capital Agreement	(i)	Purchase Agreement between Registrant and Schwab relating to shares of the Schwab 1000 Index Fund is incorporated herein by reference to Exhibit (l)(i), File No. 811-6200, of Post-Effective Amendment No. 29 to Registrant’s Registration Statement on Form N-1A, electronically filed with the SEC on July 21, 1999 (hereinafter referred to as “PEA No. 29”).

		(ii)	Purchase Agreement between Registrant and Schwab relating to shares of the Schwab Short-Term Bond Market Fund is

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incorporated herein by reference to Exhibit (l)(ii) of PEA No. 29.

(iii)	Purchase Agreement between Registrant and Schwab relating to shares of the Schwab California Tax-Free Bond Fund is incorporated herein by reference to Exhibit (l)(iii) of PEA No. 29.

(iv)	Purchase Agreement between Registrant and Schwab relating to shares of the Schwab Tax-Free Bond Fund is incorporated herein by reference to Exhibit (l)(iv) of PEA No 29.

(v)	Purchase Agreement between Registrant and Schwab relating to shares of the Schwab Total Bond Market Fund is incorporated herein by reference to Exhibit 13 of PEA No. 22.

(vi)	Purchase Agreement between Registrant and Schwab relating to shares of the Schwab YieldPlus Fund® is incorporated herein by reference to Exhibit (l)(vi) of PEA No. 29.

(vii)	Purchase Agreement between Registrant and Schwab relating to the purchase of one share of each class of the Schwab GNMA Fund is incorporated herein by reference to Exhibit (l)(vii), File No. 811-6200, of Post-Effective Amendment No. 46 to the Registrant’s Registration Statement on Form N-1A, electronically filed with the SEC on January 24, 2003.

(viii)	Purchase Agreement between Registrant and Schwab relating to the purchase of one share of each class of the Schwab California Tax-Free YieldPlus FundTM and the Schwab Tax-Free YieldPlus FundTM is incorporated herein by reference to Exhibit (l)(viii), File No. 811-6200, of Post-Effective Amendment No. 53 to the Registrant’s Registration Statement on Form N-1A, electronically filed with the SEC on November 12, 2004.

(ix)	Purchase Agreement between Registrant and Schwab relating to the purchase of one share of each class of the Schwab Inflation Protected Fund is incorporated herein by reference to Exhibit (l)(ix), File No. 811-6200, of Post-Effective Amendment No. 61 to Registrant’s Registration Statement on Form N-1A, electronically filed with the SEC on January 23, 2006.

(x)	Purchase Agreement between Registrant and Schwab relating to the purchase of one share of the Schwab Premier Income Fund Investor Shares, two shares of the Schwab Premier Income Fund Select Shares and three shares of Schwab Premier Income Fund Institutional Shares is incorporated herein by reference to Exhibit (l)(x), File No. 811-6200, of Post-Effective Amendment No. 73 to Registrant’s Registration Statement on Form N-1A, electronically filed with the SEC on September 19, 2007.

(xi)	Purchase Agreement between Registrant and Schwab relating to the purchase of two shares of the Schwab Global Real Estate Fund Investor Shares and one share of the Schwab Global Real

5

Estate Fund Select Shares is incorporated herein by reference to Exhibit (l)(xi), File No. 811-6200, of Post-Effective Amendment No. 77 to Registrant’s Registration Statement on Form N-1A, electronically filed with the SEC on June 27, 2008.

(m)	Rule 12b-1 Plan	Inapplicable.

(n)	Rule 18f-3 Plan	Inapplicable.

(o)	(Reserved)

(p)	Code of Ethics	Code of Ethics adopted by Registrant, the Investment Adviser and Schwab dated July 1, 2010, is incorporated herein by reference to Exhibit (p) of PEA No. 88.
Item 29. Persons Controlled by or Under Common Control with the Registrant.
The Charles Schwab Family of Funds, Schwab Capital Trust, and Schwab Annuity Portfolios are each Massachusetts business trusts registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Schwab Strategic Trust is a Delaware statutory trust registered under the 1940 Act. Each is advised by the Investment Adviser and The Charles Schwab Family of Funds, Schwab Capital Trust, and Schwab Annuity Portfolios employ Schwab as principal underwriter. As a result, The Charles Schwab Family of Funds, Schwab Capital Trust, Schwab Annuity Portfolios and Schwab Strategic Trust may each be deemed to be under common control with Registrant. The Investment Adviser and Schwab are both wholly owned subsidiaries of The Charles Schwab Corporation. Charles R. Schwab is the founder, Chairman, Chief Executive Officer and Director of The Charles Schwab Corporation. As a result of his ownership of and interests in The Charles Schwab Corporation, Mr. Schwab may be deemed to be a controlling person of the Investment Adviser and Schwab.
Item 30. Indemnification.
Article VIII of Registrant’s Agreement and Declaration of Trust (Exhibit (1) hereto, which is incorporated herein by reference) provides in effect that Registrant will indemnify its officers and trustees against all liabilities and expenses, including but not limited to amounts paid in satisfaction of judgments, in compromise, or as fines and penalties, and counsel fees reasonably incurred by any such officer or trustee in connection with the defense or disposition of any action, suit, or other proceeding. However, in accordance with Section 17(h) and 17(i) of the 1940 Act and its own terms, said Agreement and Declaration of Trust does not protect any person against any liability to Registrant or its shareholders to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. In any event, Registrant will comply with 1940 Act Releases No. 7221 and 11330 respecting the permissible boundaries of indemnification by an investment company of its officers and trustees.
Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (the “1933 Act”), may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, Registrant has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a trustee, officer or controlling person of

6

Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.
Item 31. Business and Other Connections of Investment Manager
Registrant’s investment adviser, Charles Schwab Investment Management, Inc., a Delaware corporation, organized in October 1989 to serve as investment manager to Registrant, also serves as the investment manager to The Charles Schwab Family of Funds, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust, Laudus Trust and Laudus Institutional Trust, each an open-end management investment company. The principal place of business of the investment adviser is 211 Main Street, San Francisco, California 94105. The only business in which the investment adviser engages is that of investment adviser and administrator to Registrant, The Charles Schwab Family of Funds, Schwab Capital Trust, Schwab Annuity Portfolios and Schwab Strategic Trust, investment adviser of Laudus Trust and Laudus Institutional Trust and any other investment companies that Schwab may sponsor in the future, and an investment adviser to certain non-investment company clients.
The business, profession, vocation or employment of a substantial nature in which each director and/or senior or executive officer of the investment adviser (CSIM) is or has been engaged during the past two fiscal years is listed below. The name of any company for which any director and/or senior or executive officer of the investment adviser serves as director, officer, employee, partner or trustee is also listed below.

Name and Position
with Adviser	Name of Other Company	Capacity

Charles R. Schwab, Chairman	Charles Schwab & Co., Inc.	Chairman and Director

	The Charles Schwab Bank, N.A.	Chairman, Director

	The Charles Schwab Corporation	Chairman

	Schwab Holdings, Inc.	Chief Executive Officer

	Schwab International Holdings, Inc.	Chairman and Chief Executive Officer

	Schwab (SIS) Holdings, Inc. I	Chairman and Chief Executive Officer

	Charles Schwab Holdings (UK)	Chairman

	United States Trust Company of New York	Chairman, Director

	All Kinds of Minds	Director

	Charles and Helen Schwab Foundation	Director

	Stanford University	Trustee

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Name and Position
with Adviser	Name of Other Company	Capacity

Marie Chandoha	Charles Schwab & Co., Inc.	Executive Vice President
Director, President and Chief
Executive Officer

	Schwab Funds	President and Chief Executive Officer

	Laudus Funds	President and Chief Executive Officer

	Schwab ETFs	President and Chief Executive Officer

Koji E. Felton,	Charles Schwab & Co., Inc.	Senior Vice President, Deputy General Counsel
Senior Vice President, Chief
Counsel and
Corporate Secretary

	Schwab Funds	Secretary and Chief Legal Officer

	Laudus Funds	Vice President and Assistant Clerk

	Schwab ETFs	Secretary and Chief Legal Officer

Michael Hogan,	Schwab Funds	Chief Compliance Officer
Chief Compliance Officer
	Schwab ETFs	Chief Compliance Officer

	Laudus Funds	Chief Compliance Officer

	Charles Schwab & Co., Inc.	Senior Vice President and Chief Compliance Officer

George Pereira,	Schwab Funds	Treasurer and Principal Financial Officer
Senior Vice President and
Chief Financial Officer

	Schwab ETFs	Treasurer and Principal Financial Officer

	Laudus Funds	Treasurer and Chief Financial Officer

	Charles Schwab Worldwide Funds, PLC	Director

	Charles Schwab Asset	Director
Management (Ireland) Limited
Item 32. Principal Underwriters.

8

     (a) Schwab acts as principal underwriter and distributor of Registrant’s shares. Schwab also acts as principal underwriter for The Charles Schwab Family of Funds, Schwab Capital Trust, and Schwab Annuity Portfolios and may act as such for any other investment company which Schwab may sponsor in the future.
     (b) Information with respect to Schwab’s directors and officers is as follows:

Position and Offices
with
Name	Position and Offices with the Underwriter	the Registrant
Charles R. Schwab	Chairman	Chairman and Trustee
Walter Bettinger II	President and Chief Executive Officer	Trustee
Jay Allen	Executive Vice President, Human Resources	None
Benjamin Brigeman	Executive Vice President, Investor Services	None
John Clendening	Executive Vice President, Shared Strategic Services	None
Carrie Dwyer	Executive Vice President, Corporate Oversight	None
Lisa Hunt	Executive Vice President, Schwab Investor Development	None
Jan Hier-King	Executive Vice President, Shared Support Services	None
Joseph Martinetto	Executive Vice President and Chief Financial Officer	None
James McCool	Executive Vice President, Institutional Services	None
Marie Chandoha	Executive Vice President, Investment Management Services	President and Chief Executive Officer

9

The principal business address of all directors and officers of Schwab is 211 Main Street, San Francisco, California 94105.
     (c) None.
Item 33. Location of Accounts and Records.
All accounts, books and other documents required to be maintained pursuant to Section 31(a) of the 1940 Act and the Rules thereunder are maintained at the offices of: Registrant and Registrant’s investment adviser and administrator, Charles Schwab Investment Management, Inc., 211 Main Street, San Francisco, California 94105; Registrant’s principal underwriter, Charles Schwab & Co., Inc., 211 Main Street, San Francisco, California 94105; Registrant’s custodian for the Schwab Global Real Estate Fund, Brown Brothers Harriman & Co., 40 Water Street, Boston, Massachusetts 02109, Registrant’s custodian for the balance of the Registrant’s funds, State Street Bank and Trust Company, One Lincoln Street, Boston, Massachusetts 02111; and Registrant’s transfer agent, Boston Financial Data Services, Inc., Two Heritage Drive, Quincy Massachusetts, 02171 .
Item 34. Management Services.
     Not applicable.
Item 35. Undertakings.
     Not applicable.

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SIGNATURES
     Pursuant to the requirements of the Securities Act of 1933, as amended (the “1933 Act”), and the Investment Company Act of 1940, as amended, Registrant certifies that it meets all of the requirements for the effectiveness of this Post-Effective Amendment No. 91 to Registrant’s Registration Statement on Form N-1A pursuant to Rule 485(b) under the 1933 Act and has duly caused this Post-Effective Amendment No. 91 to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Washington in the District of Columbia, on the 10th day of December, 2010.

SCHWAB INVESTMENTS Registrant
Charles R. Schwab*
Charles R. Schwab, Chairman and Trustee

     Pursuant to the requirements of the 1933 Act, this Post-Effective Amendment No. 91 to Registrant’s Registration Statement on Form N-1A has been signed below by the following persons in the capacities indicated this 10th day of December, 2010.

Signature	Title

Charles R. Schwab*	Chairman and Trustee

Charles R. Schwab

Walter W. Bettinger, II*	Trustee

Walter W. Bettinger, II

Mariann Byerwalter*	Trustee

Mariann Byerwalter

John F. Cogan*	Trustee

John F. Cogan

William A. Hasler*	Trustee

William A. Hasler

Gerald B. Smith*	Trustee

Gerald B. Smith

Donald R. Stephens*	Trustee

Donald R. Stephens

Joseph H. Wender*	Trustee

Joseph H. Wender

Michael W. Wilsey*	Trustee

Michael W. Wilsey

Marie Chandoha*	President and Chief Executive Officer

Marie Chandoha

George Pereira*	Treasurer and Principal Financial Officer

George Pereira

*By:	/s/ Douglas P. Dick
Douglas P. Dick, Attorney-in-Fact
Pursuant to Power of Attorney

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Exhibit Index

Ex. No.	Document

(i)	Opinion and Consent of Counsel

(j)(i)	Consent of PricewaterhouseCoopers LLP

12